June 30, 2002

Semi-Annual
    Report

Pacific Select Fund

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (the Fund) Semi-Annual Report dated June 30, 2002. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) and its subsidiaries.

Pacific Life, as adviser to the Fund (the Adviser), manages two of the portfolios of the Fund and has engaged other firms to serve as Portfolio Managers under Pacific Life’s supervision for thirty-one of the portfolios of the Fund, as listed below:

Portfolio Manager	Portfolio

AIM Capital Management, Inc. (AIM)	Blue Chip Aggressive Growth

Alliance Capital Management L.P. (Alliance Capital)	Emerging Markets

Capital Guardian Trust Company (Capital Guardian)	Diversified Research Small-Cap Equity International Large-Cap

Goldman Sachs Asset Management (Goldman Sachs)	I-Net TollkeeperSM

INVESCO Funds Group, Inc. (INVESCO)	Financial Services Health Sciences Technology Telecommunications

J.P. Morgan Investment Management Inc. (J.P. Morgan)	Multi-Strategy Large-Cap Core (formerly called Equity Income)

Janus Capital Management LLC (Janus)	Strategic Value Growth LT Focused 30

Lazard Asset Management (Lazard)	Mid-Cap Value International Value

MFS Investment Management (MFS)	Capital Opportunities Mid-Cap Growth Global Growth

Mercury Advisors (Mercury)	Equity Index Small-Cap Index

Morgan Stanley Asset Management (Morgan Stanley)	Real Estate (formerly called REIT)

Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Managed Bond

Pacific Life	Money Market High Yield Bond

Putnam Investment Management, LLC (Putnam)	Equity Income Research Equity Aggressive Equity

Salomon Brothers Asset Management Inc (Salomon)	Large-Cap Value

The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each portfolio for the period from January 1, 2002 to June 30, 2002 and the anticipated outlook for the last six months of 2002.

We look forward to growth in assets for the remainder of 2002 and beyond.

Sincerely,

Thomas C. Sutton
Chairman of the Board
Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Blue Chip Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Blue Chip Portfolio returned -16.94%**, compared to a -13.15%* return for its benchmark, the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   During the first half of 2002, a large disparity between the U.S. economy and the U.S. equity markets arose. Signs of an economic recovery ranged from low inflation, a strong housing market, positive consumer confidence and spending, and an increase in manufacturing orders. In contrast, the markets plunged to levels not seen since the aftermath of September 11, 2001. Major headlines from several fronts spooked investors. Threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals sent markets down in the first half of the year. The major market indices were down as of June 30, 2002 with the Dow Jones Industrial Average (DJIA) losing 7.77%, the Nasdaq down 24.98%, and the S&P 500 Index falling by 13.15%*.

Growth stocks remained out of favor during the first half of 2002 while value stocks continued to strongly outperform growth stocks. Large-capitalization growth stocks suffered the greatest losses, while small-capitalization value-oriented stocks were the best performers for the period. The portfolio’s exposure to large-capitalization stocks had a negative impact on performance, as the average market capitalization of the portfolio is three times larger than that of the S&P 500 Index. However, signs of a reversal in the discrepancy between large- and small-/mid-capitalization valuations are starting to show, which should have a positive impact on future performance.

During the period, the portfolio remained diversified across all major sectors with continued investments in long-term market leading companies. We at AIM believe that as corporate earnings begin to increase again, and investor confidence grows, the underlying fundamentals of these high-quality companies will again make these attractive investments. While the near-term market has not favored the larger, high quality stocks owned in this portfolio, over the long-term we expect that these companies will be rewarded for remaining strong in a volatile economic environment.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s underperformance relative to its benchmark was largely due to stock selection in the financial and industrial sectors. Stock selection and an underweight position compared to the benchmark in the consumer discretionary sector also detracted from performance. The portfolio’s strongest performance during the first half of 2002 was in the telecommunication services and health care sectors. Specifically, an underweight position compared to the benchmark with successful stock selection in the telecommunication services sector helped performance, and successful stock selection in the health care sector also made a positive contribution.

Q.  What is your outlook for the remainder of the year?

A.   Although the economic picture continues to brighten, the impact from corporate accounting scandals may affect equity markets in the near term, and fears of terrorism along with the instability in the Middle East could linger as well. The Gross Domestic Product (GDP) growth rate is projected to be relatively strong at levels between 2% and 3% for the second quarter, the long-term earnings outlook for corporations remains positive, and we believe business spending should pick up later in the year. As such, we expect that the economic recovery will persist through the second half of 2002, and that the markets will respond accordingly.

Aggressive Growth Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.  For the six months ended June 30, 2002, the Aggressive Growth Portfolio returned -10.63%**, compared to a -5.22%* return for its benchmark, the Russell 2500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   As the economic recovery progressed, the markets remained volatile during the first half of 2002. A pronounced separation between the stock market and the economy developed as psychological factors, fears of terrorism, instability in the Middle East, and issues involving corporate accounting practices weighed on investors. This caused the U.S. markets to fall to levels not seen since the aftermath of September 11, 2001. The major market indices were down as of June 30, 2002 with the DJIA returning -7.77%, the Nasdaq -24.98% and the S&P 500 Index -13.15%*. Nevertheless, indications of an economic recovery were prominent with announcements of positive economic data such as low inflation, a strong housing market, increased consumer confidence and spending, and an increase in productivity and manufacturing orders.

During the first half of the year the portfolio continued to be invested in consumer discretionary, industrial, and financial stocks as these sectors were positioned to benefit most from an economic recovery. Weakness in information technology had a negative effect on the market, so the portfolio’s holdings were reduced in this sector. Holdings in the energy sector performed well due to rising oil prices and were increased. Telecom-munications and biotechnology stocks were avoided due to the

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

negative performance in these sectors. Value stocks continued to strongly outperform growth stocks during the first half of the year. Within this style, small- and mid-capitalization value stocks posted the strongest performance, while large-capitalization growth stocks were hit the hardest.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s underperformance relative to its benchmark was largely due to three sectors: financial, information technology, and consumer discretionary. The portfolio’s overweight position compared to its benchmark in the financial sector was the largest detractor from performance. Stock selection in the consumer discretionary and materials sectors also had a negative impact, while successful stock selection in the health care sector was the largest positive contributor to performance.

The portfolio’s growth bias hurt performance during the period as investors continued to favor value investing. However, the portfolio remained well positioned due to its cyclical exposure in an improving economy with holdings in consumer discretionary and industrials, and a focus on economically sensitive stocks. Small- and mid-capitalization stocks have historically had the quickest rebounds coming out of recessions, but to date, the recovery has been focused in the small- and mid-capitalization value securities. We at AIM believe that small- and mid-capitalization growth stocks will participate in the rebound as we move forward in the economic recovery.

Q.  What is your outlook for the remainder of the year?

A.   Despite the recent divergence between the economy and the financial markets, we believe the overall outlook is encouraging. Inflation remains under control, which will allow the Federal Reserve Board (Fed) to continue its focus on stimulating the economy, and GDP growth is estimated to be relatively strong in the second quarter at a level between 2% and 3%. The housing sector continues to expand due to the favorable interest rate environment, and the long-term earnings outlook for corporations remains positive. Although the markets may struggle in the near term, the economic recovery is expected to continue through the second half of 2002 and we believe that the markets will respond accordingly.

Emerging Markets Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Emerging Markets Portfolio returned 4.83%**, compared to a 2.07%* return for its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The market in Korea was very strong in the first quarter but faded in the second quarter; still it was one of the better performers during the first half of the year, up 25.2%. The smaller markets of Indonesia and Thailand have been the star performers in Asia this year, up 65.3% and 37.6%, respectively. Taiwan and India suffered from poor performance in the technology arena. India also suffered over most of the second quarter from growing concerns over its internal conflicts between Muslims and Hindus, as well as its conflict with Pakistan. However, though a resolution of this conflict in June saw the Indian market rebound. Taiwan was down 6.5% during the period while India was down 0.8%.

Election year volatility in Brazil contributed to Latin America’s underperformance versus the benchmark during the period, and every major market posted negative returns. In June, concerns over the presidential election, a weakening currency, rising interest rates and deteriorating fiscal conditions caused Brazil to fall sharply, ending the period down 19.8%. Argentina slipped further into its abyss during the second quarter. The country is in an extraordinarily perilous state, facing extreme economic instability and potential hyperinflation. The Argentine market ended the period down a shocking 64.7% for the period.

Israel and Turkey also declined heavily during the period, down 30.6% and 38.3%, respectively. Investors have been dismayed with Turkey’s limited progress on its reform programs and the fragile health of President Ecevit has resulted in a precariously unstable political context. Israel’s inability to resolve the conflicts with the Palestinians has continued to undermine confidence in that market, and it is also suffering from the depression in the global software sector. The Israeli generic pharmaceutical company Teva Pharmaceutical Industries Ltd. ADR (1.71% of the portfolio’s total market value as of 6/30/02) contributed to performance, on the other hand holdings in the Israeli software sector, such as Check Point Software Technologies (0.40%) and Amdocs Ltd. (0.07%), had a negative effect on performance over the period.

South Africa turned in strong performance over the period, rebounding as market sentiment is starting to improve there and the currency is strengthening. South Africa was actually up 21.0% during the period, though only up 4% in local terms. The Czech Republic also advanced strongly in U.S. dollar terms, up 25.7%, as its currency strengthened materially over the period; however, it was only up 4.6% in local terms.

The portfolio outperformed its benchmark over the first half of 2002 due to successful stock selection in Latin America and the Eastern Europe, Middle East and Africa (EMEA) region. An emphasis on export oriented, economically sensitive stocks in Brazil, such as iron ore producer Cia Vale do Rio Doce (1.12%),

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

helped portfolio performance in Latin America. On the other hand, holdings in the Mexican telecommunications sector, such as the mobile telecommunications company America Movil SA de CV ‘L’ ADR (0.92%), and in the banking sector, hurt performance. Performance in the EMEA region continued to benefit from Russian oil stocks and resource related stocks in South Africa. South African steel company Iscor Ltd. (1.32%) was particularly strong over the period. The portfolio also benefited from holdings among the banking sector in Central Europe and South Africa.

Portfolio performance in the Asian region was generally disappointing during the period. The portfolio was hurt by underweight positions compared to the benchmark in Thailand and Indonesia, a result of not being able to find enough attractive stocks in those countries. Technology holdings in Taiwan and India were generally weak; particularly Taiwan Semiconductor Co. Ltd. (3.48%), Media Tek Inc. (1.11%), and AU Optronics Corp. ADR (0.70%). On the other hand the portfolio enjoyed strong performance from holdings in Korea, especially dynamic random access memory (DRAM) manufacturer Samsung Electronics Co. (8.03%), Kookmin Bank (3.44%), retailer Shinsegae Co. Ltd. (1.58%) and automotive company Hyundai Motor Co. (0.46%). Portfolio performance during the period also benefited from an overweight position compared to the benchmark in Korea.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   During the period the technology sector was weak, and the software sector was particularly weak. Demand for personal computers has been weaker than expected, while investors have pushed back expectations for a pick-up in capital spending until 2003, causing earnings estimates for technology stocks to be broadly revised downwards once again. Global sentiment in the telecommunications sector continued to weaken causing a further downward rating, and the emerging markets sector moved down in tandem. The energy sector had mixed performance during the period on continuing high volatility for energy prices, but was very strong in the first quarter and was generally up over the six month period. Although the health care sector was weak globally, this sector enjoyed strong performance in the emerging markets. A pick-up in domestic demand in Asia helped the consumer discretionary sector perform well, while stronger commodity prices and continuing consolidation in the materials sector supported performance in the sector.

Q.  What is your outlook for the remainder of the year?

A.   We at Alliance are less hopeful about the pace of the global recovery than we were as we entered the year. Risks are higher for markets globally at the moment and risk aversion could increase further. Nevertheless, given their better growth prospects and more attractive valuations, we believe emerging markets should continue to outperform other equity markets. Asia is the best positioned region for growth in the medium term as it is evidencing a pick-up in domestic demand in many countries. The weaker dollar has actually been a positive for Asia so far, as it has allowed more stimulative monetary policies and promoted strong export growth in China. On the other hand, valuations in Asia have moved ahead of the other regions and the weak technology sector should continue to plague the Asian markets in the near term.

Although the risks are still higher in Latin America, the markets there, especially Brazil, look oversold. Nevertheless, fiscal conditions in Brazil have deteriorated materially in the last several weeks and the likelihood of a default and a new currency crisis is alarmingly high. The ongoing uncertainty surrounding their presidential elections should keep Brazil volatile over the coming months. Opportunities look fairly hopeful for the EMEA region, particularly for Russia, Central Europe and South Africa. However, ongoing tensions in the Middle East will probably continue to undermine investor confidence in that region, while we expect that the renewed political instability in Turkey will serve to further heighten volatility in that market and undermine the Turkish currency.

The portfolio has been moved to a more neutral set of regional allocations for the moment, as the opportunities and risks do not seem to strongly favor one region over the others, at least for the moment. In Asia, we continue to emphasize Korea and India in the portfolio as these countries currently offer the most attractive opportunities. We have increased portfolio holdings in Brazil, as we believe that stock valuations are compelling, although we continue to emphasize the exporters and economically sensitive sectors. Mexico continues as the portfolio’s primary overweight position versus the benchmark in Latin America and we have added to the positions in the telecommunications sector on the basis of price weakness.

We believe opportunities are more broadly spread in the EMEA region. The oil sector in Russia continues to look attractive, as does the banking sector in Central Europe. Although we are generally underweight in Israel compared to the benchmark, Teva Pharmaceutical continues as a core portfolio holding as we expect that it will strongly benefit from the increasing trend toward the use of generic drugs. South Africa continues as an underweight position compared to the benchmark in the portfolio. Although we find a variety of attractive names among the banks and resource sector, we believe the lower growth prospects for South Africa will hold back earnings in many sectors.

Diversified Research Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Diversified Research Portfolio returned -17.41%**, compared to a  -13.15%* return for its benchmark, the S&P 500 Index .

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.
**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Stocks lost ground and then recovered in the first quarter, ending that period with total returns that were slightly positive. Many companies were helped by news that confirmed a solid economic recovery was taking shape. Data released in the first quarter not only suggested that growth was picking up, but also revealed the economy had not deteriorated as much as had been assumed.

The good news on the economy was reflected in the improved outlook reported by many cyclical companies. Even the airlines, which suffered devastating losses after September 11, reported that business was improving and began reinstating capacity. Consequently, cyclical stocks tended to provide the best returns, though solid gains were prevalent across a broad array of industries, and within the cyclical area, several industries had poor results. Stocks lost ground sharply in the second quarter as the U.S. became the worst performing equity market of the major global markets. Although first quarter earnings were generally good, investors continued to worry that corporate governance and financial transparency were lacking after the fall of Enron Corp. (Enron).

Following the collapse of Enron, many companies came under fire for accounting and reporting practices that appeared too complex, opaque, or aggressive. The period was also marked by high-profile bankruptcies. Many of these occurred in the telecommunications area, which highlighted the heavy debt burden of the sector’s largest companies. News that WorldCom Inc. (WorldCom) had grossly overstated cash flow cast further doubt on the accuracy of corporate accounting. At the same time, Wall Street’s credibility suffered with the New York State Attorney General’s investigation into conflicts of interest at several brokerage firms. Although the portfolio avoided Enron and WorldCom, guilt by association caused massive investor selling in the utilities and telecommunications sectors. The information technology sector also declined as it suffered from profit taking after a substantial price run-up late in 2001. While most of the technology sector declined, semiconductor-related stocks had positive returns.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Stock selection and holdings in the financial and health care sectors helped portfolio performance. Washington Mutual Inc. (2.50% of the portfolio’s total market value as of 6/30/02), the largest thrift institution in the U.S. and a significant holding in the portfolio, was a positive contributor to performance. Allergan Inc. (2.29%), a health care company providing eye care and specialty pharmaceutical products worldwide, has also been a positive contributor to portfolio performance, gaining ground from the Food and Drug Administration’s (FDA) approval to market Botox for cosmetic use, thus opening a new market for Allergan. Botox, which was first used as a treatment for certain neuromuscular disorders, has since been found to diminish wrinkles.

Holdings in the industrial sector, such as Tyco International Ltd. (1.42%), hurt portfolio performance. While the stock’s drastic drop stems from rumors about the company and misperceptions fueled by the Enron debacle, we believe that the reality of the underlying company fundamentals remains solid. The portfolio’s holding in General Electric Co. (2.80%), the world’s largest industrial conglomerate, also hurt performance. General Electric has suffered from guilt by association, which has affected many companies across the industrials sector. We at Capital Guardian believe that the company is a model for conservatism, however, and believe that the Chief Executive Officer (CEO) Jeff Immelt is handling the pressures well. He understands that the company’s integrity and reputation are important, knows the business thoroughly, and is improving financial disclosure and candor regarding how the businesses are run.

Q.  What is your outlook for the remainder of the year?

A.   We believe that future growth will be difficult to achieve, and will vary from industry to industry. Many new-economy industries suffer from overcapacity. While many slower-growing,  old-economy industries have very little capacity and will likely wield stronger pricing power. Additionally, many of the old-economy cyclical stocks are relatively small in terms of market capitalization and could benefit significantly from a modest reallocation from larger sectors. A solid profits recovery appears to be the most likely outcome. A sharper recovery is expected with the portfolio’s holdings in pharmaceuticals and semi-conductor capital equipment stocks, such as KLA-Tencor Corp. (0.40%) and Applied Materials Inc. (0.96%) and we anticipate that energy and utilities stocks such as The AES Corp. (0.90%) and Williams Companies Inc. (0.79%) may encounter a slower recovery. Valuations may be restrained by rising interest rates  and concerns over corporate governance and accounting issues, which have damaged investor confidence. These provide reasons for caution as we look forward to an improving environment for equity securities.

Small-Cap Equity Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Small-Cap Equity Portfolio returned -7.96%**, compared to a -4.70%* return for its benchmark, the Russell 2000 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   In the first quarter, small-capitalization stocks outperformed large-capitalization stocks by a significant margin and ended the quarter with solid performance. Cyclical stocks led the market, with many companies helped by the confirmation that a solid

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

economic recovery was underway. Consumer spending remained robust and data released early in the year not only suggested that growth was picking up, but also revealed that the economy had not deteriorated as much as had been assumed in 2001. Volatility in the U.S. markets reemerged in the second quarter, largely due to conflicting predictions about a full economic recovery in the U.S., and gave up nearly all the gains of the first quarter.

While cyclical stocks pushed ahead, health care and biotechnology stocks in particular, dragged down returns. Utilities stocks, especially telecommunications, also had poor results. Technology was the worst-performing sector, except for semiconductor capital equipment companies, which are categorized as producer durables within the Russell indices.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s emphasis on cyclical companies benefited portfolio performance results. In particular, strong spending by consumers helped the portfolio’s holdings in retail stores and restaurants. The portfolio’s holdings in radio broadcasters, which are sensitive to advertising and economic conditions, also performed well. Radio One Inc. (1.13% of the portfolio’s total market value as of 6/30/02) was added to the portfolio during the period and the stock has performed well as the radio advertising market has begun to show improvement.

An emphasis on semiconductor equipment stocks was a significant plus during the first quarter. The sector had strong performance and the portfolio benefited from good stock selection in this area. However, the second quarter saw a decline in semiconductor equipment stocks, as evidence to the volatile nature of the sector and as expectations to the timing of a recovery in pricing in the sector were pushed farther out. In the second quarter, we added to portfolio holdings in semiconductor equipment stocks, as we believe that this sector will perform well over the long-term, despite its volatility. The portfolio was underweight versus its benchmark in the utilities and telecommunications sectors, as well as medical technology, which was a mild contributor to portfolio performance. Within the medical technology sector, performance was hindered by the portfolio’s significant exposure to biotechnology stocks.

Dreyer’s Grand Ice Cream (2.20%) had the largest positive impact on the consumer staples sector, as well as the portfolio. As a top holding in the portfolio, the announcement that Dreyer’s would be acquired by Nestle SA was a benefit to the portfolio’s overall results.

Q.  What is your outlook for the remainder of the year?

A.   We at Capital Guardian believe that the portfolio is  positioned to benefit from the recovery slowly unfolding in the U.S. economy. While the U.S. economy may not be fully back on its feet until 2003, we anticipate an upswing in cyclical stocks, including chemical and industrial companies. Volatile market conditions are creating opportunities and our focus on bottom up research should uncover attractive small companies trading at reasonable valuations. We believe that small companies, especially those in cyclical industries, are more operationally and financially positioned to take advantage of an economic recovery than large companies. If the economy continues to gather momentum, as we believe it will, the portfolio is positioned to benefit.

International Large-Cap Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the International Large-Cap Portfolio returned -3.67%**, compared to a -1.62%* return for its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Fallout from Enron in the first quarter of 2002 was clearly felt in the rest of the world, with high profile cases in Ireland and Britain weighing on the European markets. Further deterioration of the balance sheets of many telecommunications companies was evident as the portfolio’s telecommunications holdings performed poorly, but not as poorly as the sector as a whole.

In Japan, the improving semiconductor cycle was beneficial to chip and component stocks, and signs of marginal economic improvement this year from very depressed levels along with the U.S. recovery helped a variety of non-technology companies and exporters. Nevertheless, a government clampdown on short selling, government efforts to raise stock prices ahead of the fiscal year end, and foreign asset managers nervous about being significantly underweight in Japan all aided the Japanese equity market’s performance.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Stocks in the Pacific Rim markets outperformed the European markets. Portfolio performance was helped by holdings in Japanese domestic companies like Nippon Telegraph & Telephone Corp. (0.26% of the portfolio’s total market value as of 6/30/02) and Sumitomo Realty & Development Co. Ltd. (0.20%).

Telecommunications was the worst performing sector by far during the period, followed by information technology, which suffered from profit taking after a rapid increase in price late in 2001. The portfolio’s exposure to telecommunications stocks, which fell out of favor with the market, was a major detractor to performance. Nokia Corp. (1.68%), one of the portfolio’s largest holdings, has been successful during the past several years; however, recently Nokia made tactical errors and has fallen

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

behind competitors in key product areas. Nevertheless, we believe the stock continues to be an attractive long-term investment as we believe Nokia will aggressively introduce new handsets in the second half of 2002 and into 2003 that will result in the company regaining momentum. Like Nokia, Vodafone Group PLC (2.70%) is a top telecommunications holding in the portfolio whose performance recently has slipped. The anticipated wave of replacement handsets in the wireless industry still has yet to materialize.

Q.  What is your outlook for the remainder of the year?

A.   The portfolio’s holdings have been reduced in companies where we believe valuations have now more than accounted for a recovery and we have repositioned assets in more attractive economically sensitive stocks. In Europe, we added selectively to the portfolio’s continental fixed-line telecommunications exposure, taking advantage of what we see as opportunities where we maintain long-term convictions.

That said, we continue to find more value in Japan than in Europe. Japanese stocks are not the same as the Japanese economy, though we are discriminating in what we select for the portfolio. We at Capital Guardian believe that serious restructuring among exporters and domestic-oriented firms still makes certain Japanese companies more attractive on an absolute and relative basis.

I-Net TollkeeperSM Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the I-Net TollkeeperSM Portfolio returned -36.28%**, compared to a  -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The threat of terrorism, profit warnings and accounting irregularities have plagued the markets thus far in 2002. Additionally, the economy softened as consumer spending slowed at a time when corporate spending has not yet picked up. Already bruised and battered by the Enron debacle and a weak dollar, WorldCom’s (the portfolio did not hold as of 6/30/02) announcement of fraudulent accounting practices sent shock waves through the market. Technology and telecommunications stocks were the most severely impacted by the WorldCom meltdown. Additionally, the weak U.S. economy has made for a challenging advertising environment, which has caused the media sector to come under short-term pressure as many momentum investors have shifted their assets.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Despite a weak 2002, strong performers in the portfolio included Intuit Inc. (4.61% of the portfolio’s total market value as of 6/30/02), a leading provider of financial software, and Energizer Holdings Inc. (1.10%), a leading producer of batteries worldwide.

On the other hand, many of the portfolio’s holdings detracted from performance due to the weakening market conditions. Stocks in this category included AOL Time Warner (4.78%), Rainbow Media Group ‘A’ (1.53%) and Crown Castle International Corp. (3.35%). We seek to invest in companies that have certain characteristics, which we believe include dominant franchises, strong brand names, economies of scale, pricing power, and excellent management. If a company continues to operate within our expectation (even if the stock has declined significantly), the portfolio will continue to hold it because we recognize that the stock price in the short term may not move in concert with what we perceive the increase in the worth of the business to be. We will base our decision on the reward/risk opportunity. In addition, we at Goldman Sachs believe that we manage a well-diversified portfolio and attempt to mitigate the effect that any one company will have on the entire portfolio’s performance.

Q.  What is your outlook for the remainder of the year?

A.   There have been recent indications that point to a modest recovery in the growth of the U.S. economy. However, this has been starkly contrasted by the continued decline in the value of U.S. equities. A number of variables have been working against companies and, as such, they have not seen their intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud, and threats of domestic terrorism. In general, we believe U.S. economic growth should continue to be gradual, with corporate investment still lagging other areas of the economy. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. We will seek to invest in dominant franchise companies that we believe should come out of a recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although there are factors that will continue to weigh on the market, going forward we anticipate that robust business growth will eventually be reflected in equity valuations.

Financial Services Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Financial Services Portfolio returned -3.96%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Financial services stocks endured a difficult first half of the year, along with the rest of the market, but fared better than

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

many other sectors. This was due to solid returns from a number of more defensive financial stocks, which were generally rewarded in the uncertain environment for their steadfast and relatively predictable businesses. Select regional banks, thrifts, and insurance brokers, for example, managed to gain ground. On the other hand, those financial companies with strong ties to the capital markets, such as brokerage houses and investment banks, declined in many cases.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   In keeping with the trends noted above, the portfolio experienced strong performance from Wells Fargo & Co. (5.39% of the portfolio’s total market value as of 6/30/02) and Fifth Third Bancorp (5.50%), two quality banking names that continued to grow their total revenues during the period. Another bright spot for the portfolio was financial guarantee insurer AMBAC Financial Group (3.79%), which posted an impressive return thanks to a powerful combination of low interest rates, high debt issuance, and strong demand fueled by credit concerns.

On a negative note, the portfolio’s minimal position in thrifts hampered performance. Meanwhile, holdings like Goldman Sachs Group Inc. (3.71%), Citigroup Inc. (5.20%) — which has investment banking exposure through its Salomon Smith Barney subsidiary — and Merrill Lynch & Co. Inc. (3.47%) faltered. With many investors staying on the sidelines during the first half of the year, these companies’ brokerage businesses were not as productive as they tend to be under more favorable conditions. Furthermore, the New York State Attorney General’s lawsuit against Merrill Lynch fueled questions regarding the objectivity of brokerage firms’ investment analysis, causing the market to punish most related stocks during the period.

Q.  What is your outlook for the remainder of the year?

A.   In terms of portfolio positioning, in the first half of the year we at INVESCO reduced the portfolio’s exposure to stocks sensitive to the volatility that has prevailed in the capital markets while adding to more credit-sensitive holdings. This latter group, in our opinion, is better positioned at present, since it can benefit simply from a normalization of the credit cycle and is not as dependent on the stock market’s performance to boost earnings. We also trimmed the portfolio’s stake in property/casualty insurers during the period, as these firms have benefited nicely from price increases and could cycle lower again going forward.

Our overall strategy for the portfolio, however, remains unchanged. We are committed to seeking high-quality growth companies poised to see improvement in a healthier economy. We are also focusing on companies that we believe have the ability to meet or beat earnings expectations — important criteria given investors’ current lack of tolerance for any earnings warnings. As always, we will continue to emphasize company fundamentals and stay diversified across the sector.

Health Sciences Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Health Sciences Portfolio returned -14.04%**, as compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Health care stocks experienced their share of volatility during the first half of the year with mixed results from the various areas comprising the sector. Product setbacks and earnings misses plagued biotechnology companies, while patent expirations and unfavorable FDA findings weighed on a number of pharma-
ceutical companies. On the other hand, investors found the stock prices and enrollment trends for hospitals and other more defensive, service-related businesses appealing, and these stocks typically fared well.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Early in the year, the portfolio was hampered by its substantial weighting in biotechnology stocks. Even though the portfolio was focused on more established — rather than speculative — biotechnology issues, with skepticism mounting over the economic recovery and many promising products failing to make it past the final stage of development, portfolio holdings from this area lagged.

Given these circumstances, we at INVESCO repositioned the portfolio at the beginning of the second quarter of 2002, investing more assets in health care services companies, such as hospitals and HMOs, while trimming the portfolio’s weighting in biotechnology stocks. These adjustments aided the portfolio throughout the remainder of the first half of the year, as hospital chains like Wellpoint Health Networks (4.02% of the portfolio’s total market value as of 6/30/02), HCA Inc. (3.90%), and Tenet Healthcare Corp. (3.57%) all posted strong gains. On the biotechnology side, we scaled back and concentrated on companies that have already proven themselves with successful products.

Another positioning change during the period was an increased emphasis on foreign pharmaceutical companies, which generally performed better than their American counterparts. For example, European generic manufacturer Novartis AG ADR (3.95%) rose on news of strong sales and an increase in profits, and Israeli specialty pharmaceutical firm

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Teva Pharmaceutical Industries Ltd. ADR (3.27%) outperformed the broad market. On the other hand, Abbott Laboratories (3.21%) declined sharply toward the end of the period after announcing that one of its manufacturing facilities was under scrutiny by the FDA.

Q.  What is your outlook for the remainder of the year?

A.   Looking ahead, we continue to see particularly attractive opportunities in the health care services and medical device sub-sectors at this time, as enrollment trends and earnings growth in these areas have remained relatively strong through the market downturn. At the same time, we are less bullish on biotechnology companies, which, in our opinion, could continue to experience the types of product setbacks and earnings disappointments that have become common to that sector in recent months. We are also taking a highly selective approach to stock selection in the large-capitalization pharmaceuticals arena, focusing on those names with the strongest market positions and most promising products.

Technology Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Technology Portfolio returned -33.86%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The bear market in technology stocks continued during the first half of the year. After a challenging first quarter, during which investors worried whether technology companies were benefiting from the improving economy, technology stocks declined even further. Investor pessimism intensified throughout the period, and valuations continued to contract. Repeated incidence of corporate accounting shenanigans only exacerbated investors’ risk-averse attitude.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Throughout the period the portfolio continued to focus on leading companies that are solidly positioned for the long haul and have strong enough balance sheets to withstand market downturns. These higher-quality companies have been core holdings of the portfolio for some time. A significant portion of the portfolio’s assets has also been devoted to technology companies with what we believe to be long-term growth potential that is lower than what is usually sought, but whose businesses are stable and predictable. That’s not to say we at INVESCO have completely abandoned our growth focus. However, given the market’s unwillingness to look beyond the end of the year when assessing a company’s prospects, aggressive growth opportunities have become less of an emphasis.

Q.  What is your outlook for the remainder of the year?

A.   At the beginning of the year we had expected that 2002 would be a better year for technology investors than 2001. Obviously, that has not been the case. Nevertheless, we believe that demand for technology products and services will improve as the economy strengthens and that the productivity improvements seen during the economic expansion were not a fluke but were strongly influenced by the broad adoption of new technologies. Furthermore, the lack of corporate investing in technology at this stage of the recovery is not surprising. Historically, a resumption of such investment has taken about two quarters on average following a turnaround in profits — suggesting a possible rebound in spending during the final quarter of 2002.

Telecommunications Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Telecommunications Portfolio returned -43.45%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Once again, success in the telecommunications sector meant owning the stocks that declined the least, and in this regard, the portfolio was positioned appropriately, as the portfolio continued to emphasize more defensive names. True, you would not know it by looking at the portfolio’s absolute returns, but considering the declines endured by some telecommunications sub-sectors, returns could have been much worse.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Although the portfolio’s holdings in service providers, such as Verizon Communications Inc. (4.04% of the portfolio’s total market value as of 6/30/02) and SBC Communications Inc. (3.75%), declined, they outperformed the rest of the telecommunications sector. Although these companies fell in sympathy with the rest of the market, their diverse menu of services has insulated their fundamentals somewhat, at least when compared to other telecommunications sectors. However, the incumbent service providers have been affected by the slow economy, which has kept the group’s shares under pressure.

The rest of the sector performed even worse. In the wireless sub-sector, stocks declined sharply as investors rationalized disappointing subscriber growth. Telecommunications

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

equipment companies fell on continued depressed corporate telecommunications spending. And cable and media companies slipped lower as investors worried about any company with complex accounting — a trait that many of the companies in this sub-sector possess.

Q.  What is your outlook for the remainder of the year?

A.   Despite the sector’s terrible showing, there is light at the end of the tunnel. In the past, we at INVESCO have suggested that, before the sector can enjoy a return to strong performance, a rationalization must take place, during which the excesses created during the bubble years are wrung out. Recently, we have started to see signs that the rationalization is underway. One indication was the recent decision by Qwest Communications International Inc. (0.77%) to close its European venture. Another sign was WorldCom’s (the portfolio did not hold as of 6/30/02) announcement that it would shut down its wireless service. We believe that both of these developments reveal an industry coming to grips with its potential.

As an increasing number of competitors fade or are consolidated, the survivors will have a larger piece of the pie. While it may be a while before the industry becomes efficient again, we are encouraged that it’s finally making progress.

Multi-Strategy Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Multi-Strategy Portfolio returned -9.68%**, compared to a -13.15%* return for the S&P 500 Index and a 3.79%* return for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), its benchmark indices.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   In early 2002 economic indicators showed signs of strength. Consumers continued to spend, often enticed by discounts and incentives. Inflation pressures remained benign, and the Fed left interests rates unchanged at 1.75%. Thanks to those low rates, the housing market thrived. Refinancing placed more money in consumers’ pockets and retail sales exhibited strength.

Overall, however, a lack of investor confidence in corporate America took its toll on the stock market in the first half of 2002. In the post-Enron world, investors had little tolerance for complex financial statements, multi-line businesses or leverage. Corporate profits, in some sectors, have bottomed and are showing signs of strength, but the once buoyant technology areas continue to report bleak business prospects with little visibility.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Stock selection within the network technology, utilities, and consumer staples sectors positively impacted the portfolio’s performance. An underweight position relative to the benchmark in Nortel Networks Corp. (the portfolio did not hold as of 6/30/02) coupled with an overweight holding in Entergy Corp. (the portfolio did not hold as of 6/30/02) and The Coca-Cola Co. (0.91% of the portfolio’s total market value as of 6/30/02) had a positive impact to portfolio performance. Within the industrial cyclicals, services and energy sectors stock holdings negatively impacted the portfolio. Overweight positions in Tyco International Ltd. (0.68%), Gemstar-TV Guide International Inc. (0.06%) and Dynegy Inc. ‘A’ (0.10%) detracted from returns. Tyco experienced investor concerns on a variety of fronts, while a Securities and Exchange Commission (SEC) investigation of off balance sheet financing buffeted Dynegy.

For the fixed income portion of the portfolio, the portfolio’s sector risk exposures were reduced throughout the period. We continued to diversify the portfolio’s holdings in investment grade corporate bonds, moderating the portfolio’s exposure to event risk. It is these efforts that caused the impact of WorldCom (the portfolio did not hold as of 6/30/02) to be as modest as it was in the portfolio. The paring back in corporate bond positions over the last few quarters resulted in corporate sector exposures that are underweight relative to the benchmark on a market value basis and about neutral to the benchmark on a weighted duration basis, a position that has been a net plus to performance overall.

Q.  What is your outlook for the remainder of the year?

A.   We at J.P. Morgan remain confident that the U.S. economic expansion will continue and that the odds of a double-dip economic downturn remain very low. In our view, the recovery is playing out roughly as expected. The corporate sector is still retrenching and has become very cautious in its hiring and capital spending. This downsizing is generating a depressing effect on consumer income and, to a lesser extent, confidence. However, these factors are offset by low interest rates, which continue to support consumer spending. Furthermore, the gradual shift from rapid inventory liquidation to moderate inventory accumulation is providing a mild tailwind to production and income growth. On balance, therefore, we expect the economic expansion to gather force once the corporate retrenchment ends and profit margins return to normal. No doubt the recovery process is proving to be a long and grinding one, which may continue to disappoint an equity market reeling over non-economic factors.

We have pushed out our expectations for the first Fed tightening to November, with the increased possibility that they remain on hold until early next year. Therefore, in our view, it is

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

still too early to aggressively position for higher rates. The fixed income markets are likely to be volatile, trading off of stock market performance and corporate headlines. We will retain a neutral approach to the markets for the time being.

Large-Cap Core Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Large-Cap Core Portfolio (formerly the Equity Income Portfolio) returned
-18.59%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   In early 2002 economic indicators showed signs of strength. Consumers continued to spend, often enticed by discounts and incentives. Inflation pressures remained benign, and the Fed left interest rates unchanged at 1.75%. Nevertheless, an overall lack of investor confidence in corporate America took its toll on the stock market in the first half of 2002. In the post-Enron world, investors had little tolerance for complex financial statements, multi-line businesses or leverage. Corporate profits, in some sectors, have bottomed and are showing signs of strength, but the once buoyant technology areas continue to report bleak business prospects. On the upside, however, we believe that as the haze surrounding corporate America’s disclosure lifts, and the corporate profit outlook improves, the equity markets could be poised for a recovery.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Stock selection within the network technology, utilities, and consumer staples sectors positively impacted the portfolio’s performance. While an underweight position relative to the benchmark in Nortel (the portfolio did not hold as of 6/30/02) coupled with an overweight holding in Entergy Corp. (the portfolio did not hold as of 6/30/02) and The Coca-Cola Co. (1.88% of the portfolio’s total market value as of 6/30/02) had a positive impact to portfolio performance. Within the industrial cyclicals, services and energy sectors stock holdings negatively impacted the portfolio. Overweight positions in Tyco International Ltd. (1.43%), Gemstar-TV Guide International Inc. (0.13%) and Dynegy Inc. ‘A’ (0.21%) detracted from returns. Tyco experienced investor concerns on a variety of fronts. An SEC investigation of off balance sheet financing buffeted  Dynegy. Gemstar received an unfavorable ruling from the International Trade Commission and some management turnover earlier in the year.

Q.  What is your outlook for the remainder of the year?

A.   We at J. P. Morgan remain confident that the U.S. economic expansion will continue and that the odds of a double-dip economic downturn remain very low. In our view, the recovery is playing out roughly as expected. The corporate sector is still retrenching and has become very cautious in its hiring and capital spending. This downsizing is generating a depressing effect on consumer income and, to a lesser extent, confidence. However, these factors are offset by low interest rates, which continue to support consumer spending. Furthermore, the gradual shift from rapid inventory liquidation to moderate inventory accumulation is providing a mild tailwind to production and income growth. Therefore, we expect the economic expansion to gather force once the corporate retrenchment ends and profit margins return to normal. No doubt the recovery process is proving to be a long and grinding one, which may continue to disappoint an equity market reeling over non-economic factors.

We have pushed out our expectations for the first Fed tightening to November, with the increased possibility that they remain on hold until early next year. Therefore, in our view, it is still too early to aggressively position for higher rates. The fixed income markets are likely to be volatile, trading off of stock market performance and corporate headlines. We will retain a neutral approach to the markets for the time being.

Strategic Value Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Strategic Value Portfolio returned -7.90%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Accounting and disclosure concerns stemming from the Enron (the portfolio did not hold as of 6/30/02) collapse continued to emerge, causing stocks to end the first quarter of 2002 on a flat note. Share prices headed lower in the second quarter of 2002 before improving economic news brought a late rebound. Nonetheless, the exuberance seems muted in the face of seemingly endless revelations of accounting improprieties, corporate fraud, Middle East tensions, and terrorist threats. With trading volumes far below historical averages, for many investors caution ruled the first half of the year.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Contributing to the portfolio’s performance was Station Casinos Inc. (1.33% of the portfolio’s total market value as of 6/30/02), whose market value has appreciated more than 100% since last Fall when we at Janus took advantage of

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

indiscriminate selling and aggressively bought shares. The stock of Lear Corp. (3.27%), a major supplier of automotive interiors, moved higher as the company’s cash flow dynamics proved to be less cyclical than analysts had forecast. Moody’s Corp. (2.80%), a global credit-rating agency, generated very strong and stable cash flows and is no longer considered undervalued. Globally, we anticipate the growth in financial markets to continue driving free cash flow and market demand. Also, stock of leading South Korean oil refiner SK Corp. (1.00%) benefited from rising oil prices and widening refining margins.

On the downside, several holdings detracted from performance, including El Paso Corp. (2.45%), which suffered a series of setbacks, ranging from a shift in corporate strategy to the suicide of its Senior Vice President and Treasurer. The company announced cutbacks and a refocusing on its core natural gas business. While the portfolio’s position in the stock was trimmed, the portfolio’s holdings were maintained on the belief that the company’s depressed valuation more than discounts the change in its strategy. In addition, media holding company Liberty Media Corp. (5.71%) struggled with the slowdown in advertising spending and a highly publicized acquisition bid that failed to win regulatory approval. Also, despite a recent difficult market for Cadence Design Systems Inc.’s (3.88%) semiconductor customers, the company’s fundamentals have performed well during the past two years and we are waiting for this software provider to see the increase in value it deserves.

Q.  What is your outlook for the remainder of the year?

A.   Despite a volatile market, the portfolio’s management team continues to search for high-quality companies selling for less than what we believe they are actually worth. In the meantime, we’ll be actively looking for openings to put the portfolio’s residual cash to work, knowing full well that the market volatility could result in short-term underperformance, but could also create compelling long-term opportunities.

Growth LT Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Growth LT Portfolio returned -22.63%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The Fed kept short-term interest rates near historic lows during the period, allowing the U.S. economy to show tangible signs of improvement. GDP increased during the first quarter as the manufacturing sector rebounded and consumer confidence held firm. Despite the upbeat economic news, a long-awaited recovery in corporate profits failed to appear and markets were unable to gain any real footing as a result. Meanwhile, a growing list of corporate scandals gave rise to concerns about corporate governance and a general mistrust of financial accounting standards across the market, which sent stocks sharply downward from their already depressed base.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s insurance stocks gained as the industry’s leaders began to take advantage of what we at Janus believe will be a sustained improvement in pricing. AFLAC Inc. (1.94% of the portfolio’s total market value as of 6/30/02) stock, which we purchased after we became convinced that a stumble in the Japanese market was temporary (a country that accounted for more than 75% of AFLAC’s consolidated revenue in fiscal 2001), rose during the period.

Defense contractor Raytheon Co. (1.88%) also performed well as investor sentiment toward the defense sector improved as a result of the Bush administration’s commitment to increase defense spending to support the ongoing war on terrorism. More important, however, was the clear improvement in Raytheon Co.’s operating performance that became evident when the company released fourth-quarter 2001 earnings early in the period.

Poor performers included media shares such as Comcast Corp. ‘A’ (1.77%) and Liberty Media Corp. ‘A’ (4.52%), which suffered from fears that a rebound in advertising spending would be slower and less dramatic than some investors originally believed. Both companies also lost ground as investors reacted by selling media stocks with little regard to fundamentals due to the well-publicized troubles of cable operator Adelphia Communications Corp. and telecommunications giant WorldCom — neither of which were held in the portfolio.

The portfolio was also hurt by a continued slide in technology stocks, which fell as a lack of growth in key segments of the market caused prospects for stabilization in the sector to fade. The portfolio’s technology exposure has been reduced substantially over the last 18 months and we continued the reduction this period in response to a further deterioration in business fundamentals and a continued lack of earnings visibility in the sector. These changes notwithstanding, the portfolio’s remaining exposure to technology stocks — in most cases at significantly reduced position sizes — worked against performance during the first half of the year.

Q.  What is your outlook for the remainder of the year?

A.   Looking ahead, we have sought to strike a balance within the portfolio, preparing to respond to changes in the market, while positioning the portfolio to participate fully when the expected market turnaround arrives.

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Focused 30 Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Focused 30 Portfolio returned -17.93%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Though signs of an economic recovery developed in the second quarter with a rise in first-quarter GDP and an increase in industrial production, investor skepticism weighed down the financial markets and corporate managements maintained a tight hold on capital expenditures. The equity markets failed to find any consistent direction for the first half of the year as investors struggled to determine whether stock valuations had already anticipated a strong economic recovery in 2002 and also contemplated the impact of increasing interest rates.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s media stocks turned in mixed results for the period. Hispanic Broadcasting Corp. (5.02% of the portfolio’s total market value as of 6/30/02) followed a very strong final three months of 2001 — posting an overall revenue gain of 1.4% for that year — with continued positive performance into 2002. However, most of those gains were lost later in the period, as investors feared that the economy might not recover as quickly as they had originally anticipated. This negative sentiment also weighed on USA Interactive (3.37%), which suffered from investors’ fear that its upcoming plans to buy the remaining portions of Ticketmaster, Expedia Inc., and Hotels.com (the portfolio did not hold these three stocks as of 6/30/02), could reveal questionable accounting issues. However, we at Janus see this move as a logical next step for USA Interactive as it becomes a pure online commerce company.

Given the market’s volatility, stocks that were able to hold their own, such as Performance Food Group Co. (5.81%), were the stars during the period. With an attractive risk-reward profile, the supplier of fresh and prepared food products to restaurants is riding two strong trends. First, consumers continue to dine out regardless of the economy. Second, Performance Food Group Co. has established itself as one of two dominant national players in the prepared salad business.

Another good performer was Halliburton Co. (2.32%), an oil-services and construction company that has been previously hard hit by fears of asbestos exposure. Halliburton Co.’s businesses generate strong cash flows and its expertise in both oil services and construction has enabled it to land the best projects that are least subject to cancellation in times of economic uncertainty or when energy prices are volatile. As investors become more and more comfortable with how well management is executing on its strategy to resolve asbestos claims, we believe more positive attention will turn to Halliburton Co.’s compelling valuation, strong franchises, and growth potential.

Q.  What is your outlook for the remainder of the year?

A.   While we remain optimistic about the prospects for an economic recovery in the U.S. later this year, we’re more focused on the strength of the portfolio’s holdings. That said, we continue to work to find investments for the portfolio that can grow earnings and value over the long-term — and perform extremely well in any economic environment.

Mid-Cap Value Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Mid-Cap Value Portfolio returned -4.01%**, compared to a -5.71%* return for its benchmark, the Russell Midcap Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   During the first quarter of 2002, U.S. mid-capitalization stocks (mid-caps) managed to post gains, and outperformed larger capitalization stocks; they were driven by advances in manufacturing companies and commodity producers, which rallied in anticipation of the economic recovery. The strength in these more cyclical groups enabled mid-cap value stocks to continue dominance over their growth counterparts.

Anticipation of the U.S. economic recovery — heralded as imminent and robust during the first quarter — faded quickly as optimism waned and the markets fell sharply in the second quarter. However, mid-caps held up fairly well and continue to outperform larger U.S. stocks. Weighing on the markets are a number of factors — including the almost daily reports of new accounting scandals, which call into question the effectiveness of corporate governance. Investors are also questioning the validity of predictions promising a sharp rebound in the global economy in the second half of 2002 and whether this will translate into a corporate earnings rebound, especially in the technology and telecommunication industries.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s technology holdings defended well during the first quarter amid the protracted weakness in the group. NCR Corp. (0.91% of the portfolio’s total market value as of 6/30/02) rallied, as the company has effectively reduced costs in its data

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

warehousing business to maintain profitability amid the slowdown in information technology spending. Telecommunications equipment maker Harris Corp. (1.54%) also rallied, as sales to the U.S. government supported earnings during a period of declining expenditures by telephone companies. The portfolio was bolstered during the second quarter by strong stock selection in technology, where we believe a focus on valuation provides downside protection in an adverse environment. Stock selection in the health care sector was positive since we avoided more speculative biotechnology companies that were particularly weak during the decline. Examples of stocks in this sector that have generated positive performance are First Health Group Corp. (2.40%) and Universal Health Services Inc. ‘B’ (1.69%), which rose due to improving reimbursement rates for their services. However, the portfolio’s returns were hurt by holdings of utility companies, particularly companies involved in energy trading such as Aquila (the portfolio did not hold as of 6/30/02). In addition, Sierra Pacific (the portfolio did not hold as of 6/30/02) fell as Nevada regulators unexpectedly disallowed the company to recover a substantial portion of the costs it paid to acquire electricity during last summer’s California energy crisis.

Q.  What is your outlook for the remainder of the year?

A.   The market’s pervasive negative sentiment contrasts sharply with the euphoria that prevailed in late 1999. However, many of the positive macroeconomic factors that buoyed sentiment in 1999 (strong productivity growth and, most importantly, low inflation, which supports equity valuations) still remain in place. Since the full impact of monetary stimulus is not generally felt for a year, we at Lazard believe the U.S. economy should be further supported in coming months by the Fed’s aggressive interest rate cuts that followed September 11. Moreover, we believe the full effect of tax cuts, government spending on defense and other fiscal stimulus packages will also likely serve to boost the economy. Despite current negative market sentiment, valuations are low in light of interest rates, and in our opinion, the economy should continue its recovery, enhancing the outlook for mid cap U.S. equities, which we believe appears bright.

International Value Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the International Value Portfolio returned 2.60%**, compared to a -1.62%* return for its benchmark, the MSCI EAFE Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Signs that an economic recovery in the international markets was taking hold became clearer as the first quarter of 2002 progressed. Cyclical companies benefited as evidence that a U.S.-led recovery was filtering though to the rest of the world. Fallout from the Enron debacle in the U.S. was felt in the rest of the world and further deterioration of the balance sheets of many telecommunications companies was evident. Investors favored not only cyclical companies, but also a variety of non-cyclical firms known for fairly predictable earnings. In the second quarter, most major markets gave back significant gains from the fourth quarter and have reverted to lows not seen since the aftermath of September 11. Ironically, global stocks fell even as tangible signs of a recovery (including a robust 6.1% growth in U.S. GDP in the first quarter and signs of a long-awaited rebound in business investment) continued to emerge. European stocks were also hard-hit, as reports of a sluggish rise in Eurozone GDP in the first quarter eroded confidence in the recovery’s robustness. Surprisingly, Japanese stocks fell only modestly and outperformed the rest of the world even as Moody’s Investors Service, Inc. downgraded the country’s long-term debt rating. However, sharp gains in both the euro and yen versus the U.S. dollar significantly mitigated the declines for the U.S. dollar-based investor.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   In the first quarter of 2002, the portfolio benefited from its overweight positions compared to the benchmark in semiconductor chip and equipment stocks, due to an increase in demand for semiconductor chips. Weightings in other kinds of cyclical stocks such as materials, industrials, autos, and luxury goods helped portfolio performance as did holdings in export-oriented and some domestically focused Japanese companies. Heading into the second quarter, the portfolio’s consumer staples holdings continued to show strength due to their ability to remain profitable despite adverse economic conditions. In addition, several portfolio holdings in this sector are now reaping the benefits of aggressive restructuring initiatives. In contrast, the portfolio’s few technology holdings continue to be hurt by the slowdown in business expenditures on information technology products. However, we at Lazard continue to believe portfolio holdings are industry leaders with strong competitive positions that are well-positioned to benefit from a rebound in information technology demand.

Q.  What is your outlook for the remainder of the year?

A.   The negative sentiment now prevalent in the markets is in sharp contrast to the euphoria that prevailed in late 1999. Still, many of the positive macroeconomic factors that buoyed sentiment then remain in place, most importantly the low inflation that supports equity valuations. Consequently, in our opinion, with valuations attractive (in light of interest rates), a supportive global monetary policy, and currency movements now enhancing returns, the outlook for international investing appears bright.

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Capital Opportunities Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Capital Opportunities Portfolio returned -19.02%**, compared to a  -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   A combination of factors drove the market down over the period. To start, there was a big market rally at the end of 2001 in anticipation of an economic recovery in the New Year. Early in 2002, however, concerns that the recovery might take longer than originally expected, and that perhaps the gains had been overdone, caused stock prices to pull back. Stock prices slid throughout the spring as investors remained cautious. Corporate capital spending was weak, and first-quarter earnings were mixed. Accounting issues, as well as uncertainties related to the war on terrorism and the Middle East conflict, also unsettled the market. The hardest hit groups included growth stocks and large companies with complex balance sheets.

By the end of the period, the portfolio was structured somewhat in the shape of a barbell. At one end, there was a sizable stake in more defensive stocks that we at MFS thought might do well regardless of how quickly the economy recovered. The portfolio’s biggest concentration was in the financial sector, where property and casualty insurers were emphasized. The group rallied nicely as the pricing environment improved. In addition, the portfolio owned some of the large banks, which also did well. At the other end of the barbell, the portfolio held stocks that we believed could benefit directly from an economic turnaround. It had an above-average stake in the leisure sector with a focus on advertising-sensitive media stocks.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   In an environment that was particularly bad for growth investing, portfolio performance was hurt by investments in growth sectors such as technology and telecommunications. Technology, where the portfolio had a slightly overweighted position relative to the benchmark, suffered as corporations kept a lid on capital spending. Telecommunications stocks fell due to slowing demand, stiff competition, and weak pricing. In addition, some of the portfolio’s more growth-oriented investments in the utilities and cable television areas declined amid the market’s jitters. Compared to the benchmark, the portfolio was also very underweighted in consumer staples stocks, a sector that rallied as investors looked for safe havens. We avoided the sector because we believed valuations (stock prices relative to measures such as earnings and cash flow) were not that compelling on a long-term basis.

Tyco International Ltd. (0.81% of the portfolio’s total market value as of 6/30/02), an industrial conglomerate, plunged in value as investors worried about the company’s restructuring plans, complex accounting practices, and an investigation surrounding the former CEO’s personal finances. The portfolio also held a sizable stake in Merrill Lynch & Co. Inc (1.99%), which tumbled amid allegations that some of its analysts had misled investors. The portfolio was also invested in utility companies such as Dynegy Inc ‘A’ (0.50%), El Paso Corp. (1.13%), and The AES Corp. (0.35%), all of which suffered in the wake of the Enron collapse, although Qwest Communications International, a large telecom player with accounting issues,  was sold.

The portfolio did well early in the period with investments in semiconductor stocks, such as Analog Devices Inc. (0.99%) and Atmel Corp. (0.81%). As technology companies restocked depleted inventories, orders picked up and some stock prices rose. However, we weren’t convinced that the demand we were seeing in the first quarter of the New Year was sustainable. We took profits in the spring, shortly before demand started to slow and some stocks slumped. A focus on basic materials stocks that we believed could benefit from an economic recovery also worked out well for portfolio performance. The biggest stake was in foreign paper stocks, which we found more attractive on a valuation basis than their domestic counterparts. The portfolio held stocks such as Abitibi-Consolidated Inc. (1.08%) in Canada and Aracruz Celulose SA ADR (0.86%) in Brazil, which were cut back as their valuations climbed.

Over the period, we took advantage of depressed prices in the pharmaceutical group, building investments in large, well-known companies with consistent earnings growth, such as Pfizer Inc. (3.48%). As a group, drug stocks had fallen to what we viewed as compelling valuations amid worries surrounding the backlog of FDA approvals, as well as concerns about patent expirations, competition from generics, and inventory build-ups. We also began buying some biotechnology stocks for the portfolio. Although a number of the portfolio’s health care holdings continued to decline over the period, we believe they have strong long-term potential.

Q.  What is your outlook for the remainder of the year?

A.   At the end of the six-month period, we expect the economic recovery to continue, but to remain choppy. As the economy improves and corporate earnings begin to strengthen, we think stock prices will be in a better position to rally. Stock selection will be critical as investors pay close attention to company-specific issues, including accounting disclosure practices. We believe this type of environment plays to our strength in bottom-up research. We also believe the portfolio’s flexibility to go anywhere to find the best opportunities for earnings growth at a reasonable price should serve shareholders well going forward.

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Mid-Cap Growth Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Mid-Cap Growth Portfolio returned -39.78%**, compared to a -19.70%* return for its benchmark, the Russell Midcap Growth Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Over the period, we saw a volatile and falling market, due largely to weak fundamentals — business factors such as earnings and cash flow growth — at a majority of companies. In addition, investor confidence was sharply eroded by a series of accounting scandals at firms that had formerly been poster children for the 1990’s boom. We did see some bright spots on the consumer side of the economy, but, outside of that, things have been generally eroding. Toward the end of the period, it appeared to us that the pace of the erosion had started to slow, but we’ve not yet seen evidence of a solid, sustainable pickup in corporate earnings or profits.

As our analysts and fund managers talked to corporate managers over the period, we were still hearing that corporations were reluctant to commit to spending until they saw solid evidence their own businesses were improving. Although there was strong growth in GDP in the first quarter of 2002 that was largely driven by consumer spending, we’re still seeing skepticism among investors that the pace of consumer spending can hold up. As of the end of the six-month period, it appeared to us that the market environment was likely to remain uncertain and challenging for some time.

The main reason for the portfolio’s poor performance was the concentration of the portfolio; the portfolio held a number of very large positions in stocks that fell dramatically during the period. Until late last year, our strategy of holding large positions in stocks in which we had long-term confidence had worked well for the portfolio; in the past six months, however, that strategy hurt the portfolio.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. An example in the portfolio was Cytyc Corp. (2.28% of the portfolio’s total market value as of 6/30/02), which makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care. Cytyc’s stock was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, we continue to have confidence in the company’s long-term prospects. We believe that Thinprep has remained the dominant product in its market. Additionally, Cytyc is also working on a product called ProDuct that addresses breast cancer testing in a potentially revolutionary manner, which should benefit the company over the long-term.

Some of the portfolio’s other large positions, however, were hurt by fundamental business problems that we don’t believe will reverse in the near future. VeriSign Inc. (2.37%), for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining, not leveling off as previously thought. Declining corporate spending on technology in general also hurt the other side of VeriSign’s business, security software for Internet transactions.

Stock in Genzyme Corp.-General Division (0.95%), a biotechnology firm, was another large holding in the portfolio which also plummeted on bad news. The company failed to hit sales projections for its leading product, kidney drug Renagel, and future sales also looked weaker than we had previously expected. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.

Q.  What is your outlook for the remainder of the year?

A.   By the end of the six month period we had made a strong shift in portfolio construction that we expect to refine over the next quarter or so — a transition to a more diversified and less concentrated strategy. Compared to previous periods, investors will see more stocks in the portfolio and smaller positions in individual company holdings. We at MFS believe that our research has uncovered opportunities in a number of areas outside of industries in which this portfolio has historically invested.

At the end of the period, we were invested in some relatively new areas for the portfolio. Banks and non-bank financial services companies were one example. In a general move to increase our exposure to the consumer, we also increased portfolio holdings in the leisure sector, especially in restaurants, and in the retail sector. We’ll likely be scaling back the portfolio’s energy positions in the future, because we don’t see that as a growth industry. Health care, on the other hand, is another sector in which we’ve found growth opportunities in diverse areas, including product companies, service companies, and medical device companies. Going forward, we believe that this increased variety of smaller positions may help us navigate a market that may continue to be volatile and uncertain for some time.

In managing the portfolio, we will continue to look for mid-capitalization companies that we believe have a strong market share in their industries and that we believe can offer growth at a reasonable price.

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Global Growth Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Global Growth Portfolio returned -8.70%**, compared to a -8.33%* return for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index Free.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Overall, a disciplined, conservative approach to portfolio stock selection has been maintained in light of current economic and political uncertainties. Specifically, the rally in the basic materials sector benefited the portfolio due to an overweight in this sector compared to the benchmark. While technology stocks experienced a strong rally in the latter part of 2001, the rally did not carry over into the second quarter and an underweighting in this sector compared to the benchmark benefited portfolio performance. Similarly, the portfolio was generally underweighted in large-capitalization pharmaceutical stocks, several of which performed very poorly over the six-month period.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Stocks in the health care industry were among the main detractors from portfolio performance, largely due to a high number of generic manufacturers challenging the patents of several high-profile brand-name drugs in court. The portfolio continues to maintain a position in this sector on the belief that these stocks were oversold and could recover provided the patent issues are resolved.

A key feature of the second half of the period was the rebound in performance of the Japanese stock market and the yen as investors became more optimistic about the prospects of the Japanese economy. However, the portfolio was actually underweighted in Japanese stocks throughout the six-month period as compared to the benchmark. While this detracted from portfolio performance in the short-term, we at MFS believe that this position is appropriate in light of the structural issues that continue to face the Japanese economy.

The main contributors to performance at the beginning of the year were ones that fell into those cyclical sectors such as Honda Motor Co. Ltd. (0.75% of the portfolio’s total market value as of 6/30/02), Canon Inc. (0.59%), and Nissan Motor Co. Ltd. (0.95%). Also, many of the portfolio’s defensive holdings performed well during the latter half of the period as this cyclical rally subsided. For example, energy stocks, such as British Petroleum (the portfolio did not hold as of 6/30/02), performed strongly due in large part to continuing tensions in the Middle East. The portfolio also had strong performance within the consumer staples, financial services and basic materials sectors. Within the leisure sector, we avoided Vivendi Universal, a prominent stock in the benchmark index, which performed very poorly over the latter half of the period. One stock that hurt performance was Tyco International Ltd. (the portfolio did not hold as of 6/30/02), whose stock price fell considerably due to market concerns over excessive short-term debt.

Q.  What is your outlook for the remainder of the year?

A.   Over the course of the period, we have found opportunities in a number of areas. As far as sectors are concerned, the financial services sector, a sector in which the portfolio has been underweight to the benchmark for some time, is looking more attractive. We believe that banking is now in a good position to benefit from improvements in the overall economy. Also, stocks within the business services area have exhibited consistent recurring and growing revenues and represent a sector of the economy we believe has excellent growth potential.

In our view, the U.S. equity market will remain volatile if the U.S. economy and corporate earnings hit bottom and begin to recover. We believe that, as investors are wary of uncertainty, it may be difficult to have a sustained rally in the stock market until it becomes apparent that corporate profits are not getting any worse. Once investors determine that the economy and earnings may have bottomed, we believe that the stock market should begin to anticipate a recovery in the economy. We believe this recovery will be led by the consumer and latter supported by a pickup in capital spending. Low interest rates and lower taxes and energy costs have already resulted in a re-stimulation of consumer spending, which has accounted for two-thirds of GDP growth.

International markets have given back some of the earlier gains, as signs of the recovery of the global economy have been mixed. Additionally, our belief that stock prices had run ahead of fundamentals seems to have materialized. Nevertheless, in our view, prospects for international markets remain high if investors can look beyond the short-term volatility.

Equity Index Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Equity Index Portfolio returned -13.32%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The first quarter of 2002 was a relatively quiet quarter as the markets saw mixed sentiments regarding the prospects

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

of the future of the economy. The second quarter was quite the contrary, as things took a turn for the worse and markets experienced extreme volatility. The excessive volatility was mainly due to high profile companies failing one after another, increased concerns over accounting standards, and rising geo-political risks such as the conflict in the Middle East and the threat of war between India and Pakistan. These factors all contributed to the decline of all major market indices to levels of post-September 11 with the DJIA closing the period down 7.77%. Nasdaq closed down 24.98%, and the S&P 500 Index closed down 13.15%*, lower than post September 11 levels. With the instability of the markets, the Fed decided to keep rates unchanged at 1.75% during the first half of the year.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The negative performance of the technology sector in the first quarter continued its downward spiral into the second quarter, rendering it the worst year-to-date loss amongst all sectors and nearly wiping out the double digit gain it experienced in the fourth quarter of 2001. This was followed closely behind by the health care and utilities sectors, which also posted negative performance during the period. On a more positive note, with seven out of twelve sectors posting gains for the first half of the fiscal year, the financial services sector led the gain, which was followed by the materials and processing, and autos and transportation sectors.

Q.  What is your outlook for the remainder of the year?

A.   Despite a difficult first half of the year, the economy did show evidence of a recovery during the period. Nevertheless, there are many current event issues and factors that play a significant impact on which direction the economy could turn. With the terrorist crisis in the Middle East and its symbolism of our sense of freedom and safety as well as ongoing accounting fears and corporate announcements, we at Mercury expect the market to continue to be choppy and rotational as these factors battle with improving economic statistics for the fate of the market. Additionally, as the Fed keeps it prospects for continued productivity and growth and works to strive for price stability and sustainable economic growth in the global economy, the outlook for the markets look favorable. With that in mind, we believe the portfolio is well positioned to seek its objectives of replicating the risk and returns of the benchmark index.

Small-Cap Index Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Small-Cap Index Portfolio returned -4.96%**, compared to a -4.70%* return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The first quarter of 2002 was a rather uneventful and quiet quarter as the markets saw mixed sentiments regarding the prospects of the future of the economy, the second quarter was quite the contrary. With the United State’s ongoing efforts against terrorism appearing optimistic and mixed signals of economic recovery ahead, things took a turn for the worse as extremely volatile markets overtook the second quarter. The excessive volatility was mainly due to high profile companies failing one after another, increased concerns over accounting standards and rising geo-political risks with renewed conflict in the Middle East and the threat of war between India and Pakistan. These factors all contributed to the decline of all major market indices to levels of post-September 11 with the DJIA closing the period down 7.77%. Nasdaq closed down 24.98% and the Russell 2000 Index closed down 4.70%*. With the instability of the markets, the Fed decided to keep rates unchanged at 1.75% during the first half of the year.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The negative performance of the technology sector in the first quarter continued its downward spiral into the second quarter, rendering it the worst year-to-date loss amongst all sectors and nearly wiping out the double digit gain it experienced in the fourth quarter of 2001. This was followed closely behind by the health care and utilities sectors, which also posted negative performance during the period. On a more positive note, with seven out of twelve sectors posting gains for the first half of the fiscal year, the financial services sector led the gain, which was followed by the materials and processing, and autos and transportation sectors.

Q.  What is your outlook for the remainder of the year?

A.   Despite a difficult first half of the year, the economy did show evidence of a recovery during the period. Nevertheless, there are many current event issues and factors that play a significant impact on which direction the economy could turn. With the terrorist crisis in the Middle East and its symbolism of our sense of freedom and safety as well as ongoing accounting fears and corporate announcements, we at Mercury expect the market to continue to be choppy and rotational as these factors battle with improving economic statistics for the fate of the market. Additionally, as the Fed keeps it prospects for continued productivity growth and works to strive for price stability and sustainable economic growth in the global economy, the outlook for the markets look favorable. With that in mind, we believe the portfolio is well positioned to seek its objectives of replicating the risk and returns of the benchmark index.

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Real Estate Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Real Estate Portfolio (formerly the REIT Portfolio) returned 11.07%**, compared to a 13.68%* return for its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Real Estate Investment Trust (REIT) shares returned 13.68%* on a year-to-date basis, as measured by the NAREIT Equity Index. Once again, this represented significant outperformance versus the broader equity indices. REITs remained untainted by the accounting scandals in the broader market and continued to receive strong interest and funds flow. At the beginning of the year, the consensus view was that 2002 would be a year in which the economy transitioned to a typical economic recovery. From a real estate perspective, the biggest detraction year-to-date has been that the modest recovery witnessed has been a jobless recovery. From a sector perspective, the retail REITs outperformed versus the broader equity indices as the sector continued to have the best property performance of the major property sectors. Apartments and office stocks underperformed as they continued to face weak demand conditions at their properties, which will likely persist until job growth returns. In the second quarter, hotel stocks also underperformed, a reversal of their strong showing in the first quarter, as the momentum of sequential improvement in demand slowed. Transient business travel has remained weak; the return of this segment of demand is crucial to improved operating performance since this segment is the highest rate business.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s overweight positions relative to the benchmark in the office and apartment sectors were negative factors on performance, however this was partially offset by an overweight stance relative to the benchmark in regional malls. Additionally, the portfolio had a mixed experience in the hotel sector, which significantly outperformed most sectors in the first quarter and then turned in the poorest return in the second quarter. The portfolio was overweight relative to the benchmark in this sector throughout the first half of the year; unfortunately, the negative effects of the second quarter were greater than the positive effects of the first quarter such that the overall effect was a detraction for the period as a whole.

Q.  What is your outlook for the remainder of the year?

A.   We at Morgan Stanley believe that the private real estate markets have weakened as a result of a continued anemic level of demand. Nonetheless, despite continued weakness in real estate fundamentals, we do not expect property values to be negatively affected. The sector has drawn significant capital due to its attractiveness versus other investments, particularly from domestic pension funds and certain offshore funds. This new capital has provided buyers with newfound liquidity at a time when there is very little property for sale. Not surprisingly, the result has been firm real estate valuations despite weak underlying fundamentals.

Inflation Managed Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Inflation Managed Portfolio returned 6.73%**, compared to a 7.41%* return for its benchmark, the Lehman Brothers Global/Real: U.S. TIPS Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Real return bonds generated positive returns and outpaced most traditional fixed income asset classes during the first half of 2002. On a nominal basis, Treasuries, including Treasury Inflation Protection U.S. Securities (TIPS), benefited from strong demand for safe, stable and liquid assets. Market expectations of a rise in inflation, as well as a decline in real yields supported real return bonds.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The portfolio’s above-benchmark duration improved quarterly returns as real yields fell across all maturities. The purchase of TIPS on a forward settled basis was positive for performance, as was exposure to longer maturity TIPS. Larger than expected increases in the Consumer Price Index before seasonal adjustment provided attractive inflation accruals, which was also positive for performance. Exposure to non-TIPS sectors negatively impacted performance, as TIPS outperformed other sectors.

Q.  What is your outlook for the remainder of the year?

A.   Looking ahead, we at PIMCO believe that reflation, or an intentional attempt to reverse deflation by government monetary action, will dominate over the next several years and sustain a mild recovery with inflation peaking at 3 to 4 percent. We believe that this turning point in the economy will prove difficult for financial assets as interest rates will trend higher. Further, we expect the cyclical recovery in the U.S. will slow as concerns

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

about corporate governance and accounting issues discourage business investment. We believe TIPS will continue to offer attractive real yields over the long-term, while near-term returns will be limited by less favorable inflation adjustments.

In managing the portfolio, we will continue to maintain a slight barbell strategy, while duration will be held close to the benchmark. This strategy will overweight the portfolio relative to the benchmark in longer maturities, where yields are slightly higher, and balance that overweight with a similar overweighting in shorter maturities. The portfolio will employ a small amount of cash-backing using forward-settle security purchases such as futures contracts and forwards combined with active management of cash holdings for yield enhancement, but will be very selective in gaining corporate exposure.

Managed Bond Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Managed Bond Portfolio returned 3.45%**, compared to a 3.26%* return for its benchmark, the Lehman Brothers Government/Credit Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets. The sources of this volatility included widespread outrage at accounting and corporate governance scandals among telecommunication and energy/pipeline companies, losses in Brazilian bonds amid election-related uncertainty, and a sharp fall in the dollar.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Treasuries outpaced other domestic sectors and non-U.S. bonds amid strong demand for safe, stable and liquid assets. Mortgages also performed well, given their high yields and strong credit quality. Emphasis on mortgages was positive as this sector modestly outperformed Treasuries on a like-duration basis. The portfolio’s overweight relative to the benchmark in short/intermediate maturities helped performance as interest rates declined most among these issues. While an underweight position relative to the benchmark in corporate bonds was positive, adverse security selection among telecommunication and energy/pipeline issues strongly detracted from returns. Emerging market bonds detracted from returns as Brazil’s problems adversely affected the entire asset class.

Q.  What is your outlook for the remainder of the year?

A.   Looking forward, we at PIMCO believe that reflation, or an intentional attempt to reverse deflation by government monetary action, will dominate over the next several years, sustaining a mild recovery with inflation peaking at 3 to 4 percent. We believe that this turning point in the economy will prove difficult for financial assets as interest rates trend higher and that the cyclical recovery in the U.S. will slow as concerns about corporate governance and accounting issues discourage business investment. In managing the portfolio, we will limit interest rate risk and focus on higher-yielding mortgage, corporate and emerging market bonds that provide a margin of safety. We will also target duration near or modestly below the benchmark and continue to emphasize mortgages. In addition, we will target near-index weightings of corporate bonds, focusing security selection on what we believe to be stable companies with sound corporate governance and transparent accounting practices. Our outlook for telecommunication and energy/pipeline companies, which hurt performance in the first half of 2002, is positive given their strong cash flow and asset coverages. We also believe that emerging market bonds with solid credit fundamentals will be an attractive source of yield going forward despite recent negative performance and that a continued focus on developed non-U.S. bonds, especially in the Eurozone, may offer attractive relative value.

Money Market Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Money Market Portfolio returned 0.73%**, compared to a 0.89%* return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index. The current yield measured during the seven-day period ending June 30, 2002 was 1.33%**.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The Fed held rates unchanged for the first half of 2002. At the beginning of the year, the Fed’s bias continued to be to ease rates. This bias changed at the end of January to neutral, indicating that the Fed was no longer expecting to lower rates. At that time, many market participants took this as a sign that rate increases were forthcoming. In managing the portfolio, we did not see an immediate need for the Fed to raise rates, and thus chose to hold the portfolio’s duration longer than that of comparable money market funds. As anticipated rate increases did not materialize, the portfolio benefited from its longer duration. Yields on 3-month U.S. Treasury bills and 60-day commercial paper remained low on an absolute level, ranging from about 1.70% to approximately 1.85%.

The portfolio’s yield has been affected by the continued decline of corporate credit quality. This affects the portfolio in two ways: First, as issuers are downgraded, securities that we have traditionally purchased for the portfolio no longer fall within the highest rating categories and are no longer eligible to be

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

purchased for the portfolio. This reduction in issuers may dictate that the portfolio purchase suitable commercial paper at lower than desired yields. Second, yields for some issuers that were not affected by negative press or downgrade possibilities, widened in concert with the overall market, lead to opportunities for the portfolio to purchase high quality commercial paper at attractive yields.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   For much of the first half of 2002, the electric utility universe was a source of opportunity. While many utilities suffered from negative press related to their energy trading businesses, those that did not experience these events often performed well versus the overall market. We also took advantage of issuance by highly rated pharmaceutical companies that historically have been less frequent issuers in the commercial paper market. Some of these issuers fell victim to negative press over questionable accounting policies. For those willing to apply careful fundamental credit analysis, attractive yields in each of these sectors could be found.

Q.  What is your outlook for the remainder of the year?

A.   The equity market, the Fed and corporate credit in general are the key factors affecting the short-term investing environment. For the first time since the beginning of the year, there are whispers that the Fed could lower interest rates again. Whether the Fed does indeed lower rates may depend on continued scrutiny of corporate America, whether the economy shows signs of improvement and if the equity market turns around. While we at Pacific Life believe rate decreases are a remote possibility, short-term sentiment certainly appears to lean towards a neutral rate environment. As commercial paper supply continues to shrink, we have been looking to the treasury and agency markets. Purchasing 3-month U.S. Treasury bills and structured agency securities have been effective tools to enhance portfolio yield. We will continue to look at these markets, as well as highly rated asset backed securities.

High Yield Bond Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the High Yield Bond Portfolio returned -3.49%**, compared to a 0.16%* return for its benchmark, the Credit Suisse First Boston High Yield Index (CS First Boston Index).

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The portfolio’s overweight position relative to the benchmark in the wireless communications sector for most of the first half of the year hurt returns. The portfolio was overweight relative to the benchmark in the cable/wireless video sector, which also hurt performance. Positive factors included underweight positions versus the benchmark in the wireline telecommunications, utility and information technology sectors, all of which underperformed the total high yield market.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   The top performing sectors in the first half of 2002 were consumer non-durables, manufacturing and transportation. The prospects for an improving economy benefited the manufacturing and transportation sectors. The worst performing sectors were wireline telecommunications, wireless telecommunications and cable/wireless video. The problems at WorldCom (the portfolio did not hold as of 6/30/02) contributed to poor performance in the wireline telecommunications sector, while the cable/wireless video sector was pressured by Adelphia Communications Corp.’s (the portfolio did not hold as of 6/30/02) default. Finally, the upper tier sector (bonds rated BBB, BB) of the high yield market outperformed the middle (bonds rated BB, B) and lower (bonds rated CCC or lower and/or in default) tiers.

Q.  What is your outlook for the remainder of the year?

A.   The high yield market suffered several set backs in June, including accounting irregularities at several major issuers such as WorldCom, Adelphia and Xerox. Corporate scandals have taken their toll on investor confidence and have hurt financial markets. The high yield market had performed well in the first four months of the year, but events in the past two months have led us to take a more cautious stance going into the second half of the year. However, we at Pacific Life believe that the widespread sell off in the general market has led to attractive valuations for solid, well run companies and we intend to take advantage of this situation to enhance the portfolio.

Equity Income Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Equity Income Portfolio returned -3.24%**, compared to a -4.78%* return for its benchmark, the Russell 1000 Value Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The first two quarters of 2002 were painful periods for equity markets. The primary focus of investor apprehension shifted from economic health to the reliability of corporate bookkeeping and financial reporting. Despite news indicating that the U.S. economy is making a recovery, non-economic factors continued to plague the markets; the shock produced by Enron (the

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

portfolio did not hold as of 6/30/02) headlines in the first quarter of the year was superceded by equally shocking WorldCom (the portfolio did not hold as of 6/30/02) headlines in the second quarter.

Stock selections in the technology, health care and transportation sectors produced positive results for the portfolio. Also, maintaining a relatively low exposure to communications equipment and communications services sectors helped the portfolio outperform its benchmark.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Sector results are a combination of stock selection and allocation decisions. Overall, the sectors that had the most positive impact were technology, communications services, health care and transportation. The largest negative impacts came from conglomerates and utilities.

In the technology sector, holding Motorola Inc. (0.51% of the portfolio’s total market value as of 6/30/02) was positive as its stock advanced on the company’s announcement that it should produce a slight profit for 2002. Overweighting the portfolio versus its benchmark in Compaq Computer Corp. (the portfolio did not hold as of 6/30/02) aided results on the successful completion of its acquisition by Hewlett-Packard Co. (1.57%). Avoiding certain communications equipment companies contributed positively, as did lack of exposure to IBM Corp. (0.40%) whose stock fell after announcing lower-than-forecast profits.

In health care, holding managed-care provider Anthem Inc. (0.71%) continued to contribute to performance on the company’s U.S. expansion. The portfolio’s overweight position versus its benchmark in HCA Inc. (0.62%), a leading health-care services provider focused on expanding its services, was also positive. In transportation, overweighting Union Pacific Corp. (1.76%) added value, as its first-quarter earnings rose more than 20% on a decline in fuel costs and an increase in auto shipments. The portfolio’s low exposure to the laggard communications services sector helped performance, particularly a lack of exposure to AT&T Corp. and Cablevision Systems Corporation.

Portfolio performance was restrained by stock selection in conglomerates — namely the portfolio’s overweighting versus its benchmark in Tyco International Ltd. (0.45%) — and utilities — where regulatory scrutiny of energy merchants pressured the industry. The largest detractors in utilities included Dynegy Inc. (0.17%), El Paso Corp. (0.35%), and Reliant Energy, Inc. (0.23%).

Q.  What is your outlook for the remainder of the year?

A.   The themes of continued economic recovery and a rebalancing economy dominate Putnam’s U.S. market outlook. After the pounding that growth stocks have taken, our views on growth versus value are now neutral. In sector terms, we believe that a rebound in corporate spending will favor capital equipment, energy, and (since companies must eventually update their technology infrastructure) computer software and hardware.

As of June 30, 2002, the portfolio continues to be overweighted versus its benchmark in conglomerate stocks. Financial stocks are favored, emphasizing real estate investment trusts and insurance companies while underweighting investment banking and brokerage stocks. The health care sector is overweighted, emphasizing services companies. Communications services companies are modestly preferred, notably select regional bell operating companies. In the technology sector, there are opportunities in software and computer stocks, but the portfolio remains underweight in electronics and photograph/imaging stocks. The portfolio’s position in the basic materials sector has been reduced, but paper-related companies are still favored. Consumer cyclical stocks remain underweight versus the benchmark, especially auto, publishing, and broadcasting stocks, with a preference for select lodging/tourism, media, and retail stocks.

Research Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Research Portfolio returned -14.26%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   Early expectations of a gradual recovery in the U.S. equity markets were dashed by revelations of corporate earnings misrepresentations and weak earnings outlooks that eroded investor confidence. Despite positive economic indicators and the Fed’s neutral stance on interest rates, high-profile earnings warnings and bankruptcies drove U.S. equity markets down to five-year lows in the first six months of the year.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Sector results are a combination of stock selection and allocation decisions. During the first half of 2002, sector allocations overall versus the benchmark were a positive to portfolio performance. Underweighting the portfolio versus its benchmark in technology stocks was a positive factor, as the sector has dropped close to 30% so far this year. The sectors with the largest positive impact on performance were financial, consumer staples and transportation. This offset the negative

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

impact of underweighting the portfolio in the basic materials and capital goods sectors, which outperformed the benchmark.

The consumer staples sector detracted from portfolio results, as the beverage, consumer goods and tobacco industries were among the portfolio’s worst performers.

Weak stock selection in the conglomerate sector accounted for the majority of the underperformance versus the benchmark during the semi-annual period. Overweighting Tyco International Ltd. (1.44% of the portfolio’s total market value as of 6/30/02) was the largest detractor from results, as the stock lost over 77% of its value in the first six months of 2002, primarily due to the delay of the CIT Group Inc.’s (the portfolio did not hold as of 6/30/02) initial public offering and the scandal involving Tyco’s former CEO. Stock selection was strong in the health care services and consumer cyclical sectors, especially in retail, which improved portfolio returns.

Q.  What is your outlook for the remainder of the year?

A.   We at Putnam continue to position the portfolio for a moderately paced global economic recovery. We believe Japan will be excluded from the global economic recovery and the portfolio remains underweight to the Japanese equity market. Japan’s first-quarter equity rally was fueled by global exporters, which benefited from yen strength. In Europe, France and Sweden are favored, while as of June 30, 2002 the portfolio is underweighted in the United Kingdom. We also believe select emerging-market equities offer less expensive opportunities to benefit from a global recovery.

In positioning the portfolio against its benchmark, transportation is currently the largest overweight, as prospects for discount airlines appear favorable. Health care stocks remain overweighted as the prospects for growth in the health care services industry appear good, and we believe it has been grossly undervalued and should benefit from a favorable regulatory environment and strong pricing power. Financial stocks are also overweighted, particularly positions in consumer finance companies where we believe resilient consumer spending will continue to aid these firms.

Equity Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Equity Portfolio returned -16.59%**, compared to a -20.78%* for its benchmark the Russell 1000 Growth Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The first two quarters of 2002 were painful periods for equity markets. The primary focus of investor apprehension shifted from economic health to the reliability of corporate bookkeeping and financial reporting. Despite news indicating that the U.S. economy is making a recovery, non-economic factors continued to plague the markets; the headlines produced by Enron (the portfolio did not hold as of 6/30/02) in the first quarter of the year were superceded by equally shocking headlines of WorldCom (the portfolio did not hold as of 6/30/02) in the second quarter.

During the period, the portfolio benefited from strong stock selection in the health care, financial and consumer sectors. The largest detractor to portfolio performance was Tyco International Ltd. (0.48% of the portfolio’s total market value as of 6/30/02), with the questions about its credibility based on suspicions of bookkeeping irregularities and the departure of its CEO following sales-tax evasion charges. It appears all large, complex companies will be under scrutiny for the near term.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Sector results are a combination of stock selection and allocation decisions. Selected technology, consumer staples, media, and health care holdings were positive for performance while pharmaceutical stocks declined. The financial sector was the portfolio’s largest contributor, based largely on a heavy overweight position versus the benchmark. Stock selection within the consumer cyclicals sector was very strong,  particularly TJX Companies, Inc. (0.57%) and Lowe’s Companies, Inc. (1.73%) and health care, particularly UnitedHealth Group Inc. (1.57%).

Q.  What is your outlook for the remainder of the year?

A.   While the market has been disappointing over the past six months, its weakness — along with signs of fundamental economic health — presents an opportunity for the portfolio to take some new positions in higher growth issues. The portfolio is at present somewhat conservative relative to the benchmark, but Putnam is moving to a more aggressive stance.

We expect a continuation of economic growth in coming months, as well as a more balanced global economy overall. The correction in the former favorites of the boom era — the technology, telecommunications, and media sectors — is close to playing out. Business spending should revive even as consumer spending reverts to a more normal share of economic activity.

As of June 30, 2002, when compared to the benchmark, the portfolio is slightly underweight in the technology sector, although we are looking ahead to a rebound in businesses updating their IT systems. Health care and pharmaceutical  stocks are also underweight, as a shake-out of companies resulting from product approvals (or lack of approvals) and patent expirations continues. Within health care, services companies are favored (hospital companies and HMOs). The portfolio’s largest overweight position is in the financial sector,

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

as many financial stocks promise solid long-term growth rates. The portfolio is also overweight in the consumer sector, specifically with discount retailers that have fared well in the lackluster recent months.

Aggressive Equity Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Aggressive Equity Portfolio returned -5.90%**, compared to a -5.22%* return for its benchmark, the Russell 2500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The triple whammy of accounting scandals, tension in the Middle East, and lingering stock overvaluations from the last bull market drove U.S. Equity markets down in the first half of the year. Continuing the trend of recent quarters, value stocks once again outperformed their growth counterparts and smaller-capitalization stocks outpaced those issued by larger companies.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   Sector results are a combination of stock selection and allocation decisions. During the period, the health care and capital goods sectors were the strongest performers, while the technology and financial sectors were the major detractors.

Early in the period, the portfolio benefited from adept stock selection in the health care, consumer cyclicals, basic material, and capital goods sectors. Later, however, the underperforming electronics and semiconductor sectors dragged portfolio returns down. Weak stock selection in the financial and utilities sectors detracted from performance as well, offsetting positive selection in capital goods, energy, and health care. The portfolio’s overweighting versus its benchmark in the technology sector, which declined almost 28% in the second quarter, and an overweighting in the worst-performing communication services sector hurt portfolio performance.

Q.  What is your outlook for the remainder of the year?

A.   While the market has been disappointing over the past six months, its weakness — along with signs of fundamental economic health — gives the portfolio the opportunity to take some new positions in higher growth issues. The portfolio is at present somewhat conservative relative to the benchmark, but we at Putnam are moving it to a more aggressive stance.

We expect a continuation of economic growth in coming months, as well as a more balanced global economy overall. The correction in the former favorites of the boom era — the technology, telecommunications, and media sectors — is close to playing out. Business spending should revive even as consumer spending reverts to a more normal share of economic activity.

Compared to the benchmark, as of June 30, 2002, the portfolio was overweight in consumer cyclical stocks, the sector we believe will be among the first to benefit from economic recovery, especially in leisure, auto, and broadcasting stocks. In the technology sector, we favor semiconductor production equipment, electronics, and computer stocks rather than software and communications equipment stocks. We prefer the aerospace defense and machinery industries in the capital goods sector to waste management and electrical equipment companies. We are underweighting the portfolio versus the benchmark in health care (health-care services and biotech) and financial (specifically real estate and banking). Lastly, we are underweighting the portfolio in utilities and overweighting it in transportation and basic materials.

Large-Cap Value Portfolio

Q.  How did the portfolio perform over the first half of 2002?

A.   For the six months ended June 30, 2002, the Large-Cap Value Portfolio returned -12.86%**, compared to a -13.15%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the first half of the year.

A.   The U.S. equity market continued its downward trend during the first half of the year as most major indices posted double-digit losses. Investor concerns on numerous fronts, particularly corporate governance, accounting issues, and insider trading shook investor confidence.

Once again technology and telecommunication stocks led the decline as we at Salomon saw continued concerns regarding competitive pressures and corporate earnings hit these sectors. Basic materials, consumer staples and energy were the best performing sectors of the S&P 500 Index and the only sectors of the index that had positive returns.

The portfolio had a challenging first half of 2002. Although we avoided investing in companies linked to high profile accounting concerns, many companies that the portfolio did own were also affected. The portfolio’s underperformance relative to its benchmark was primarily due to stock selection in the utilities sector and the portfolio’s overweight position compared with its benchmark in technology stocks.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the first half of the year.

A.   In the utilities sector, the portfolio’s exposure to merchant energy companies, which came under a great deal of scrutiny

*	All indices are unmanaged and the returns are net of foreign taxes withheld on dividends, if any. Sources for indices: Ibbotson EncorrAnalyzer software.

**
The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

from regulatory authorities, politicians, and rating agencies, hurt the portfolio’s performance. The companies responded to rating agency concerns by scaling back trading activities and selling assets to shore up their balance sheets, which had a negative impact on earnings.

The portfolio’s technology and telecommunications holdings also had a negative impact on performance in the first half of 2002. We have continued to take advantage of weakness in these stocks, as well as in others, by adding modestly to existing positions. We will continue to focus the portfolio on companies with what we believe to be an attractive valuation, strong balance sheet, and leading market share position. We recognize that there may be further downside in technology and telecommunication stocks, but we want to position the portfolio to participate if and when these sectors recover.

The top contributors during the first half of 2002 came from a variety of stocks including, Novartis AG ADR (1.41% of the portfolio’s total market value as of 6/30/02), HCA Inc. (1.54%), Pepsi Bottling Group Inc. (the portfolio did not hold as of 6/30/02), Willamette Industries Inc. (the portfolio did not hold as of 6/30/02), and Wachovia Corp. (1.65%). Willamette Industries Inc. benefited from a cash takeover from Weyerhaeuser Co. Pepsi Bottling Group Inc.’s solid-operating fundamentals led to a significant gain in its stock price, and we subsequently sold the stock for valuation reasons. However, the portfolio continues to hold the three remaining stocks, but we have trimmed a couple of them due to their increased valuations.

As a result of the expanded span of the market sell-off, we are starting to see additional opportunities in areas beyond technology and telecommunications. In the health care sector, many of the U.S. pharmaceutical stocks have come into our valuation range. We have reduced our holdings in health care stocks that have performed quite well and have redeployed those proceeds into several U.S. pharmaceutical stocks that we believe offer a more favorable risk/reward.

Q.  What is your outlook for the remainder of the year?

A.   The U.S. equity market has come from a period of excessive optimism, just over two years ago, to a period of excessive pessimism today. Certainly, a fair amount of this pessimism is warranted, but we at Salomon believe these concerns are priced into the market. We also believe that the corporate governance and accounting issues currently confronting investors may fade over time.

In our opinion, steady economic growth, low inflation, and an expected improvement in corporate profits should lead to higher equity market levels. In the second half of this year, corporate profit comparisons should become much easier. In the near-term, however, equity market volatility will likely persist.

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 92.66%

Consumer Discretionary - 13.10%

AOL Time Warner Inc*	263,000	$3,868,730

Bed Bath & Beyond Inc*	94,000	3,547,560

Carnival Corp	143,000	3,959,670

Clear Channel Communications Inc*	113,000	3,618,260

Costco Wholesale Corp*	77,000	2,973,740

Home Depot Inc	298,000	10,945,540

Kohl’s Corp*	82,000	5,746,560

Limited Brands Inc	127,000	2,705,100

Target Corp	170,000	6,477,000

The Interpublic Group of Cos Inc	149,000	3,689,240

Viacom Inc ‘B’*	208,000	9,228,960

Wal-Mart Stores Inc	268,000	14,742,680

		71,503,040

Consumer Staples - 7.10%

Anheuser-Busch Cos Inc	31,000	1,550,000

Colgate-Palmolive Co	116,000	5,805,800

PepsiCo Inc	172,000	8,290,400

Procter & Gamble Co	75,000	6,697,500

Safeway Inc*	93,000	2,714,670

Sysco Corp	232,000	6,315,040

The Coca-Cola Co	89,000	4,984,000

Walgreen Co	62,000	2,395,060

		38,752,470

Diversified - 4.60%

General Electric Co	741,000	21,526,050

Schlumberger Ltd	77,000	3,580,500

		25,106,550

Energy - 0.81%

El Paso Corp	77,000	1,586,970

ENSCO International Inc	104,000	2,835,040

		4,422,010

Financial Services - 21.53%

American Express Co	151,000	5,484,320

American International Group Inc	224,000	15,283,520

Bank of America Corp	90,000	6,332,400

Citigroup Inc	474,000	18,367,500

Fannie Mae	121,000	8,923,750

Fifth Third Bancorp	107,000	7,131,550

First Data Corp	195,000	7,254,000

Fiserv Inc*	124,000	4,552,040

Freddie Mac	116,000	7,099,200

Goldman Sachs Group Inc	54,000	3,960,900

JP Morgan Chase & Co	224,000	7,598,080

Merrill Lynch & Co Inc	147,000	5,953,500

Morgan Stanley Dean Witter & Co	169,000	7,280,520

Prudential Financial Inc*	103,000	3,436,080

Wells Fargo & Co	178,000	8,910,680

		117,568,040

Health Care - 19.38%

Allergan Inc	88,000	5,874,000

Amgen Inc*	138,000	5,779,440

Baxter International Inc	91,000	4,044,950

Cardinal Health Inc	93,000	5,711,130

Forest Laboratories Inc*	38,000	2,690,400

HCA Inc	143,000	6,792,500

Johnson & Johnson	297,000	15,521,220

Medtronic Inc	216,000	9,255,600

Pfizer Inc	555,000	19,425,000

Pharmacia Corp	125,000	4,681,250

St. Jude Medical Inc*	46,000	3,397,100

Tenet Healthcare Corp*	62,000	4,436,100

UnitedHealth Group Inc	80,000	7,324,000

Wyeth	143,000	7,321,600

Zimmer Holdings Inc*	100,000	3,566,000

		105,820,290

Integrated Oils - 3.97%

Exxon Mobil Corp	468,000	19,150,560

Transocean Inc	81,000	2,523,150

		21,673,710

Materials & Processing - 1.52%

Air Products & Chemicals Inc	82,000	4,138,540

Alcoa Inc	125,000	4,143,750

		8,282,290

Producer Durables - 4.14%

Applied Materials Inc*	353,000	6,714,060

KLA-Tencor Corp*	85,000	3,739,150

Lockheed Martin Corp	84,000	5,838,000

United Technologies Corp	93,000	6,314,700

		22,605,910

Technology - 13.44%

Altera Corp*	155,000	2,108,000

Analog Devices Inc*	129,000	3,831,300

Cisco Systems Inc*	815,000	11,369,250

Dell Computer Corp*	201,000	5,254,140

General Dynamics Corp	39,000	4,147,650

IBM Corp	59,000	4,248,000

Intel Corp	267,000	4,878,090

Microchip Technology Inc*	155,000	4,251,650

Microsoft Corp*	335,000	18,130,200

Motorola Inc	16,200	233,604

Oracle Corp*	271,000	2,566,370

Texas Instruments Inc	221,000	5,237,700

Veritas Software Corp*	190,000	3,760,100

Xilinx Inc*	151,000	3,386,930

		73,402,984

Utilities - 3.07%

BellSouth Corp	89,000	2,803,500

Duke Energy Corp	155,000	4,820,500

FPL Group Inc	54,000	3,239,460

SBC Communications Inc	194,000	5,917,000

		16,780,460

Total Common Stocks (Cost $594,670,254)		505,917,754

FOREIGN COMMON STOCKS - 1.98%

Barbados - 0.40%

Nabors Industries Inc*	62,000	2,179,300

Bermuda - 0.42%

XL Capital Ltd ‘A’	27,000	2,286,900

Canada - 0.62%

Canadian National Railway Co	66,000	3,418,800

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value
United Kingdom - 0.54%

Vodafone Group PLC ADR	216,000	$2,948,400

Total Foreign Common Stocks (Cost $13,094,799)		10,833,400

	Principal Amount
SHORT-TERM INVESTMENTS - 4.95%

COMMERCIAL PAPER - 4.58%

Federal Home Loan Bank

1.870% due 07/01/02	$25,017,000	25,017,000

Total Commercial Paper		25,017,000

U.S. TREASURY BILL - 0.37%

1.665% due 09/19/02**	2,000,000	1,992,600

Total U.S. Treasury Bill		1,992,600

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.00%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $4,000; collateralized by U.S. Treasury Notes—market value $5,175 and due 05/15/06)	4,000	4,000

Total Securities Held Under Repurchase Agreement		4,000

Total Short-Term Investments (Cost $27,013,600)		27,013,600

TOTAL INVESTMENTS - 99.59% (Cost $634,778,653)		543,764,754

OTHER ASSETS AND LIABILITIES, NET - 0.41%		2,219,388

NET ASSETS - 100.00%		$545,984,142

Note to Schedule of Investments

(a) Securities with an approximate aggregate market value of $383,576 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2002:

Type	Number of Contracts	Unrealized Appreciation

S&P 500 (09/02)	22	$190,146

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.69%

Autos & Transportation - 3.38%

Expeditors Int’l of Washington Inc	19,140	$634,682

Gentex Corp*	20,370	559,564

Lear Corp*	5,700	263,625

Superior Industries International Inc	5,900	272,167

		1,730,038

Consumer Discretionary - 26.54%

Activision Inc*	16,050	466,413

American Eagle Outfitters Inc*	6,200	131,068

Apollo Group Inc ‘A’*	9,439	371,991

AutoZone Inc*	4,500	347,850

Bed Bath & Beyond Inc*	8,600	324,564

Catalina Marketing Corp*	4,670	131,787

CBRL Group Inc	9,810	299,401

CDW Computer Centers Inc*	20,350	952,584

CEC Entertainment Inc*	6,860	283,318

Cintas Corp	10,200	503,880

Circuit City Stores Inc-Carmax Group*	8,500	184,025

Corporate Executive Board Co*	4,700	160,975

DeVry Inc*	8,960	204,646

Dollar Tree Stores Inc*	13,600	535,976

eBay Inc*	6,800	419,016

Electronic Arts Inc*	8,090	534,345

Fastenal Co	18,040	694,720

Fisher Scientific International*	18,100	506,800

Foot Locker Inc*	11,870	171,522

Genesco Inc*	5,970	145,370

Hispanic Broadcasting Corp*	11,800	307,980

International Speedway Corp ‘A’	6,500	260,650

Iron Mountain Inc*	14,890	459,356

Kohl’s Corp*	1,890	132,451

Lamar Advertising Co*	7,200	267,912

MSC Industrial Direct Co Inc ‘A’*	14,900	290,550

Pacific Sunwear of California*	12,700	281,559

Robert Half International Inc*	55,890	1,302,237

Sonic Corp*	7,290	228,979

Staples Inc*	14,000	275,800

Starbucks Corp*	13,770	342,184

The Cheesecake Factory Inc*	5,500	195,140

The Men’s Wearhouse Inc*	11,100	283,050

Too Inc*	12,170	374,836

Univision Communications Inc ‘A’*	9,400	295,160

Westwood One Inc*	9,100	304,122

Williams-Sonoma Inc*	20,340	623,624

		13,595,841

Energy - 7.74%

Cal Dive International Inc*	20,370	448,140

Cooper Cameron Corp*	9,430	456,601

ENSCO International Inc	14,200	387,092

National-Oilwell Inc*	18,860	397,003

Newfield Exploration Co*	9,100	338,247

Patterson-UTI Energy Inc*	30,540	862,144

Pride International Inc*	45,800	717,228

Varco International Inc*	20,300	356,062

		3,962,517

Financial Services - 18.81%

Advent Software Inc*	3,200	82,240

Affiliated Managers Group*	4,880	300,120

AmeriCredit Corp*	9,100	255,255

Barra Inc*	3,800	141,284

Brown & Brown Inc	7,900	248,850

Concord EFS Inc*	12,460	375,544

Doral Financial Corp	10,200	340,578

DST Systems Inc*	14,400	658,224

FactSet Research Systems Inc	10,900	324,493

Federated Investors Inc ‘B’	8,980	310,439

Fiserv Inc*	14,670	538,536

HCC Insurance Holdings Inc	25,440	670,344

Investment Technology Group Inc*	7,305	238,874

Investors Financial Services Corp	24,340	816,364

Jack Henry & Associates Inc	10,010	167,067

Kronos Inc*	5,120	156,104

Legg Mason Inc	7,600	374,984

Moody’s Corp	4,800	238,800

Paychex Inc	30,500	954,345

SEI Investments Corp	9,100	256,347

Southwest Bancorp of Texas Inc*	9,890	358,216

SunGard Data Systems Inc*	40,710	1,078,001

TCF Financial Corp	6,380	313,258

Waddell & Reed Financial Inc ‘A’	18,970	434,792

		9,633,059

Health Care - 19.53%

AmerisourceBergen Corp	5,700	433,200

Beckman Coulter Inc	9,600	479,040

Biomet Inc	11,200	303,744

Caremark Rx Inc*	28,300	466,950

Cerner Corp*	5,400	258,282

Community Health Systems Inc*	18,300	490,440

Express Scripts Inc ‘A’*	20,360	1,020,240

First Health Group Corp*	30,510	855,500

Health Management Associates Inc ‘A’*	28,800	580,320

Henry Schein Inc*	6,680	297,260

Laboratory Corp of America Holdings*	11,380	519,497

LifePoint Hospitals Inc*	11,400	413,934

Lincare Holdings Inc*	14,450	466,735

McKesson Corp	24,430	798,861

Medicis Pharmaceutical ‘A’*	6,800	290,768

Patterson Dental Co*	8,480	426,798

Province Healthcare Co*	13,545	302,866

Quest Diagnostics Inc*	8,870	763,264

Stericycle Inc*	5,000	177,050

Techne Corp*	5,840	164,805

Varian Medical Systems Inc*	12,200	494,710

		10,004,264

Materials & Processing - 6.02%

Insituform Technologies Inc ‘A’*	12,210	258,608

Jacobs Engineering Group Inc*	26,440	919,583

OM Group Inc	15,270	946,740

The Shaw Group Inc*	16,260	499,182

Valspar Corp	10,200	460,428

		3,084,541

Producer Durables - 4.27%

AGCO Corp*	10,200	198,900

Axcelis Technologies Inc*	20,200	231,896

Danaher Corp	4,600	305,210

Lam Research Corp*	11,380	204,612

LTX Corp*	15,170	216,628

Molex Inc ‘A’	20,300	556,829

Varian Semiconductor Equipment*	10,090	342,354

Waters Corp*	4,900	130,830

		2,187,259

Technology - 9.40%

Altera Corp*	9,500	129,200

Broadcom Corp ‘A’*	12,730	223,284

Brocade Communications Systems Inc*	6,600	115,368

Intersil Corp ‘A’*	9,880	211,234

Intuit Inc*	12,200	606,584

Lattice Semiconductor Corp*	9,800	85,652

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
AGGRESIVE GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Linear Technology Corp	9,100	$286,013

Microchip Technology Inc*	30,490	836,341

National Instruments Corp*	19,400	631,664

Plexus Corp*	5,380	97,378

QLogic Corp*	10,200	388,620

Reynolds & Reynolds Co ‘A’	9,400	262,730

RF Micro Devices Inc*	8,070	61,493

Semtech Corp*	13,230	353,241

Skyworks Solutions Inc*	12,230	67,876

UTStarcom Inc*	22,680	457,456

		4,814,134

Total Common Stocks (Cost $50,501,796)		49,011,653

FOREIGN COMMON STOCKS - 0.80%

Bermuda - 0.58%

ACE Ltd	9,330	294,828

Netherlands - 0.22%

Core Laboratories NV*	9,500	114,190

Total Foreign Common Stocks (Cost $495,652)		409,018

	Principal Amount

SHORT-TERM INVESTMENT - 3.53%

COMMERCIAL PAPER - 3.53%

Federal Home Loan Bank 1.870% due 07/01/02	$1,808,000	1,808,000

Total Commercial Paper		1,808,000

Total Short-Term Investment (Cost $1,808,000)		1,808,000

TOTAL INVESTMENTS - 100.02% (Cost $52,805,448)		51,228,671

OTHER ASSETS AND LIABILITIES, NET - (0.02%)		(9,204)

NET ASSETS - 100.00%		$51,219,467

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
PREFERRED STOCKS - 3.71%

Brazil - 3.26%

Cia Vale do Rio Doce Spon ADR	6,000	$155,700

Electropaulo Metropolitana SA	3,000,000	46,739

Gerdau SA	129,980,000	1,350,023

Itausa-Investimentos Itau SA*	1,567,401	1,055,676

Petroleo Brasileiro SA ADR	191,501	3,332,117

		5,940,255

South Korea - 0.45%

Hyundai Motor Co	72,170	824,886

Total Preferred Stocks (Cost $7,763,607)		6,765,141

COMMON STOCKS - 94.01%

Argentina - 0.22%

Siderca SAIC ADR	25,600	404,736

Brazil - 4.06%

Aracruz Celulose SA ADR	25,000	500,000

Brasil Telecom Participacoes SA ADR	26,000	736,060

Cia de Bebidas das Americas ADR	111,598	1,734,233

Cia Paranaense de Energia ADR	25,000	101,250

Cia Vale do Rio Doce	10,000	275,434

Cia Vale do Rio Doce ADR*	57,700	1,596,559

Empresa Brasileria de Aeronautica SA ADR	30,268	647,735

Grupo Pao de Acucar ADR	84,000	1,494,360

Itausa-Investimentos Itau SA*	44,827	30,192

Votorantim Celulose e Papel SA ADR	16,000	302,400

		7,418,223

Chile - 1.62%

Cia Cervecerias Unidas SA ADR	55,500	851,925

Cia de Telecomunicaciones de Chile SA ADR	33,000	404,250

Distribucion y Servicio D&S SA ADR	121,500	1,444,635

Enersis SA ADR*	46,000	266,340

		2,967,150

China - 0.46%

Beijing Datang Power Generation Co ‘H’	1,878,000	836,679

Czech Republic - 1.11%

Ceske Radiokomunikace GDR	22,619	215,446

Komercni Banka AS*	35,822	1,818,412

		2,033,858

Egypt - 0.52%

MobiNil-Egyptian Mobile Network	160,000	940,773

Hong Kong - 3.43%

Chaoda Modern Agriculture Ltd	2,111,000	764,566

China Merchants Holdings Int’l Co Ltd	2,088,000	1,606,164

CNOOC Ltd	1,829,000	2,450,407

Denway Motors Ltd	3,000,000	846,159

Texwinca Holdings Ltd	702,000	603,004

		6,270,300

Hungary - 1.37%

Gedeon Richter RT	16,186	929,271

OTP Bank RT	200,080	1,577,440

		2,506,711

India - 6.71%

Bajaj Auto Ltd	100,000	1,038,784

Bajaj Auto Ltd GDR	25,000	257,500

Bharti Televentures*	1,091,500	758,420

Digital Globalsoft Ltd	177,000	2,383,486

Dr. Reddy’s Laboratories Ltd	36,500	704,937

Dr. Reddy’s Laboratories Ltd ADR	25,000	485,000

HDFC Bank Ltd	118,727	489,876

HDFC Bank Ltd ADR	58,500	754,650

Hero Honda Motors Ltd	161,170	1,017,291

Hinduja TMT Ltd	172,000	1,140,213

Hindustan Petroleum Corp	329,500	1,788,107

Satyam Computer Services Ltd ADR	36,200	379,014

Tata Engineering & Locomotive Co Ltd*	330,000	1,048,557

		12,245,835

Indonesia - 1.51%

HM Sampoerna Tbk PT	3,343,000	1,573,086

Ramayana Lestari Sentosa Tbk PT	2,480,500	1,188,579

		2,761,665

Israel - 2.81%

Bank Hapoalim Ltd	367,600	577,491

Check Point Software Technologies*	53,527	725,826

Partner Communications ADR*	67,441	283,252

Taro Pharmaceuticals Industries*	19,000	465,880

Teva Pharmaceutical Industries Ltd ADR	46,201	3,085,303

		5,137,752

Malaysia - 3.10%

AMMB Holdings BHD	364,600	513,318

British American Tobacco Malaysia BHD	208,000	1,943,158

Maxis Communications BHD*	585,000	746,645

Public Bank BHD	1,853,500	1,687,661

Road Builder (M) Holdings BHD	542,000	770,211

		5,660,993

Mexico - 8.99%

America Movil SA de CV ‘L’ ADR	124,215	1,664,481

Fomento Economica SA de CV ADR	41,230	1,617,041

Grupo Financiero Banorte SA de CV ‘O’*	427,500	981,112

Grupo Financiero BBVA Bancomer ‘O’*	2,514,719	2,044,467

Grupo Televisa SA ADR*	40,000	1,495,200

Kimberly-Clark de Mexico SA de CV ‘A’	233,000	617,450

Telefonos de Mexico SA de CV ‘L’ ADR	131,522	4,219,226

Tubos de Acero de Mexico SA ADR	139,000	1,302,430

Wal-Mart de Mexico SA de CV ‘C’	30,000	69,000

Wal-Mart de Mexico SA de CV ‘V’	887,072	2,395,981

		16,406,388

Philippines - 0.36%

SM Prime Holdings Inc	5,933,000	648,415

Poland - 0.89%

Polski Koncern Naftowy Orlen GDR*	185,323	1,630,842

Russia - 4.92%

LUKOIL ADR	54,825	3,565,818

Mobile TeleSystems ADR	57,400	1,738,646

YUKOS ADR	26,588	3,674,648

		8,979,112

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)
	Shares	Value
Singapore - 0.48%

Want Want Holdings Ltd	906,000	$874,290

South Africa - 9.02%

ABSA Group Ltd	859,700	2,717,926

Anglo American Platinum Corp Ltd	13,700	540,237

Energy Africa Ltd*	217,000	781,754

Gold Fields Ltd	101,100	1,198,966

Iscor Ltd*	1,114,917	2,388,216

Johnnic Holdings Ltd	320,651	1,311,264

M-Cell Ltd	494,271	563,066

Pick’n Pay Stores Ltd	926,966	1,164,292

Remgro Ltd	150,800	1,018,988

Sasol Ltd	191,000	2,045,665

Standard Bank Group Ltd	881,940	2,747,878

		16,478,252

South Korea - 23.77%

Hyundai Mobis	145,860	3,079,671

Hyundai Motor Co Ltd	85,340	2,564,456

Kookmin Bank	127,890	6,208,459

Kookmin Credit Card Co Ltd	26,950	944,258

KT Corp ADR	92,950	2,012,368

LG Engineering & Construction Ltd	113,850	1,059,950

LG Household & Health Care Ltd	11,400	342,569

POSCO ADR	75,420	2,056,703

Samsung Electronics Co	53,035	14,504,169

Samsung Securities Co Ltd*	59,280	1,695,122

Shinhan Financial Group Co Ltd	58,430	825,694

Shinsegae Co Ltd	16,790	2,847,182

SK Telecom Co Ltd	6,080	1,362,062

SK Telecom Co Ltd ADR	157,080	3,894,013

		43,396,676

Taiwan - 11.17%

AU Optronics Corp ADR*	151,300	1,257,303

China Steel Corp	1,631,000	839,665

Chinatrust Financial Holding Co*	1,825,961	1,612,267

Compal Electronics Inc*	933,750	897,138

Hon Hai Precision Industry Co Ltd	350,400	1,431,595

Hon Hai Precision Industry Co Ltd GDR	54,730	448,789

MediaTek Inc	157,000	2,011,254

President Chain Store Corp	940,900	1,760,139

Sunplus Technology Co Ltd	525,375	1,352,357

Taipei Bank	1,213,000	969,383

Taiwan Semiconductor Co Ltd*	3,084,620	6,278,185

United Microelectronics Corp*	1,279,600	1,535,826

		20,393,901

Thailand - 1.40%

Advanced Info Service Public Co Ltd	1,423,900	1,370,452

BEC World PLC	190,500	1,182,604

		2,553,056

Turkey - 1.81%

Akbank TAS*	483,717,700	1,558,901

Dogan Yayin Holding*	137,232,500	251,485

Hurriyet Gazetecilik ve Matbaacilik AS*	383,006,800	1,149,625

Turkiye Garanti Bankasi AS*	271,450,800	338,777

		3,298,788

United Kingdom - 4.18%

Amdocs Ltd*	17,621	133,039

Anglo American PLC	358,663	6,005,829

BHP Billiton PLC	213,130	1,162,356

MIH Ltd*	64,067	267,800

Old Mutual PLC	45,100	64,944

		7,633,968

Venezuela - 0.10%

Cia Anonima Nacional Telefonos ADR	12,778	181,831

Total Common Stocks (Cost $172,202,927)		171,660,194

	Principal Amount

SHORT-TERM INVESTMENT - 1.15%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.15%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $2,097,834; collateralized by U.S. Treasury Bonds—market value $2,143,679 and due 12/05/02)	$2,097,615	2,097,615

Total Securities Held Under Repurchase Agreement		2,097,615

Total Short-Term Investment (Cost $2,097,615)		2,097,615

TOTAL INVESTMENTS - 98.87% (Cost $182,064,149)		180,522,950

OTHER ASSETS AND LIABILITIES, NET - 1.13%		2,068,120

NET ASSETS - 100.00%		$182,591,070

Note to Schedule of Investments

(a) At June 30, 2002, the portfolio’s investments were diversified as a percentage of net assets as follows:

Technology	18.7%

Financial Services	18.4%

Materials & Processing	12.2%

Utilities	11.8%

Consumer Discretionary	8.0%

Energy	7.2%

Consumer Staples	6.3%

Autos & Transportation	6.2%

Health Care	3.3%

Integrated Oils	3.3%

Diversified	1.9%

Short-Term Investments	1.2%

Other	1.1%

Producer Durables	0.4%

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 88.30%

Autos & Transportation - 0.31%

Navistar International Corp	21,100	$675,200

Consumer Discretionary - 14.70%

Amazon.com Inc*	133,000	2,161,250

AOL Time Warner Inc*	112,250	1,651,198

Carnival Corp	57,100	1,581,099

Charter Communications Inc ‘A’*	115,700	472,056

Costco Wholesale Corp*	71,500	2,761,330

Entercom Communications Corp*	9,900	454,410

Fox Entertainment Group Inc ‘A’*	33,000	717,750

General Motors Corp ‘H’*	154,300	1,604,720

Knight-Ridder Inc	10,800	679,860

Liberty Media Corp ‘A’*	213,100	2,131,000

Lowe’s Cos Inc	53,500	2,428,900

McDonald’s Corp	60,300	1,715,535

Radio One Inc ‘D’*	55,100	819,337

RadioShack Corp	55,300	1,662,318

Robert Half International Inc*	46,000	1,071,800

Sabre Holdings Corp*	42,000	1,503,600

Starwood Hotels & Resorts Worldwide Inc	20,200	664,378

TMP Worldwide Inc*	33,800	726,700

USA Interactive*	122,000	2,860,900

VeriSign Inc*	74,000	532,060

Viacom Inc ‘B’*	45,600	2,023,272

Wal-Mart Stores Inc	41,300	2,271,913

		32,495,386

Consumer Staples - 5.37%

Anheuser-Busch Cos Inc	28,500	1,425,000

Campbell Soup Co	116,400	3,219,624

Clorox Co	20,500	847,675

PepsiCo Inc	101,300	4,882,660

Philip Morris Cos Inc	34,100	1,489,488

		11,864,447

Diversified - 2.82%

General Electric Co	214,400	6,228,320

Energy - 5.39%

Baker Hughes Inc	153,200	5,100,028

BJ Services Co*	53,700	1,819,356

El Paso Corp	71,700	1,477,737

Weatherford International Ltd*	40,300	1,740,960

Williams Cos Inc	294,700	1,765,253

		11,903,334

Financial Services - 20.07%

American International Group Inc	2,700	184,221

AmeriCredit Corp*	71,800	2,013,990

Bank One Corp	150,800	5,802,784

CheckFree Corp*	27,100	423,844

Cincinnati Financial Corp	33,500	1,558,755

Equity Office Properties Trust	43,000	1,294,300

Household International Inc	41,800	2,077,460

JP Morgan Chase & Co	133,400	4,524,928

Principal Financial Group*	11,800	365,800

SLM Corp	167,200	16,201,680

The Hartford Financial Services Group Inc	37,700	2,242,019

The PMI Group Inc	55,200	2,108,640

Washington Mutual Inc	149,700	5,555,367

		44,353,788

Health Care - 15.88%

Allergan Inc	76,300	5,093,025

Becton Dickinson & Co	38,600	1,329,770

Forest Laboratories Inc*	80,300	5,685,240

Guidant Corp*	117,100	3,539,933

Lincare Holdings Inc*	68,900	2,225,470

Medtronic Inc	91,200	3,907,920

Pfizer Inc	380,700	13,324,500

		35,105,858

Integrated Oils - 2.96%

Exxon Mobil Corp	85,700	3,506,844

Unocal Corp	82,000	3,029,080

		6,535,924

Materials & Processing - 3.62%

Air Products & Chemicals Inc	57,000	2,876,790

American Standard Cos Inc*	17,600	1,321,760

Ashland Inc	18,300	741,150

E. I. DuPont de Nemours & Co	25,500	1,132,200

Fluor Corp	45,000	1,752,750

Newmont Mining Corp	7,100	186,943

		8,011,593

Producer Durables - 4.04%

Agilent Technologies Inc*	28,300	669,295

Applied Materials Inc*	111,800	2,126,436

Emerson Electric Co	26,700	1,428,717

KLA-Tencor Corp*	20,200	888,598

Lam Research Corp*	61,300	1,102,174

Polycom Inc*	58,300	699,017

Teradyne Inc*	36,400	855,400

United Technologies Corp	17,200	1,167,880

		8,937,517

Technology - 6.90%

Altera Corp*	45,000	612,000

Applied Biosystems Group-Applera Corp	135,800	2,646,742

Applied Micro Circuits Corp*	88,000	416,240

Broadcom Corp ‘A’*	24,000	420,960

Cadence Design Systems Inc*	62,000	999,440

Cisco Systems Inc*	206,600	2,882,070

Corning Inc*	74,000	262,700

IBM Corp	10,500	756,000

JDS Uniphase Corp*	64,000	172,160

Macromedia Inc*	31,200	276,744

Microsoft Corp*	75,100	4,064,412

Network Associates Inc*	41,400	797,778

PMC-Sierra Inc*	6,400	59,328

QUALCOMM Inc*	18,500	508,565

Veritas Software Corp*	19,400	383,926

		15,259,065

Utilities - 6.24%

AT&T Corp	176,600	1,889,620

Cablevision Systems Corp ‘A’*	115,200	1,089,792

Cox Communications Inc ‘A’*	41,000	1,129,550

Kinder Morgan Management LLC*	50,549	1,541,745

NiSource Inc	44,100	962,703

Rainbow Media Group ‘A’*	64,750	566,562

SBC Communications Inc	32,300	985,150

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Sprint Corp-FON Group	161,200	$1,710,332

Sprint Corp-PCS Group*	428,700	1,916,289

The AES Corp*	370,600	2,008,652

		13,800,395

Total Common Stocks (Cost $229,134,885)		195,170,827

FOREIGN COMMON STOCKS - 9.67%

Bermuda - 3.12%

Ingersoll-Rand Co ‘A’	31,700	1,447,422

Tyco International Ltd	234,000	3,161,340

XL Capital Ltd ‘A’	27,000	2,286,900

		6,895,662

Canada - 0.32%

Nova Chemicals Corp	31,500	710,010

Finland - 0.60%

Nokia Corp ADR	91,900	1,330,712

France - 0.22%

Vivendi Universal SA ADR	23,000	494,500

Netherlands - 2.27%

ASML Holding NV ‘NY’*	44,000	665,280

Koninklijke Philips Electronics NV ‘NY’	49,300	1,360,680

Royal Dutch Petroleum Co ‘NY’	54,000	2,984,580

		5,010,540

United Kingdom - 3.14%

Amdocs Ltd*	61,000	460,550

AstraZeneca PLC ADR	158,300	6,490,300

		6,950,850

Total Foreign Common Stocks (Cost $28,267,698)		21,392,274

	Principal Amount
SHORT-TERM INVESTMENT - 2.69%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.69%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $5,957,621; collateralized by U.S. Treasury Bonds—market value $6,078,720 and due 12/05/02)	$5,957,000	5,957,000

Total Securities Held Under Repurchase Agreement		5,957,000

Total Short-Term Investment (Cost $5,957,000)		5,957,000

TOTAL INVESTMENTS - 100.66% (Cost $263,359,583)		222,520,101

OTHER ASSETS AND LIABILITIES, NET - (0.66%)		(1,465,152)

NET ASSETS - 100.00%		$221,054,949

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 88.65%

Autos & Transportation - 3.13%

America West Holdings Corp ‘B’*	52,700	$144,398

Bandag Inc	62,800	1,778,496

ExpressJet Holdings Inc*	200,000	2,610,000

Hub Group Inc ‘A’*	62,000	573,500

Oshkosh Truck Corp	43,600	2,577,196

Polaris Industries Inc	56,800	3,692,000

Skywest Inc	88,900	2,079,371

U.S. Xpress Enterprises Inc ‘A’*	104,000	1,363,440

Werner Enterprises Inc	97,866	2,085,524

		16,903,925

Consumer Discretionary - 21.40%

Acclaim Entertainment Inc*	578,300	2,041,399

ACME Communications Inc*	48,000	378,672

Administaff Inc*	176,400	1,764,000

ADVO Inc*	49,300	1,876,851

American Eagle Outfitters Inc*	238,700	5,046,118

American Greetings Corp ‘A’	116,200	1,935,892

ANC Rental Corp*	301,200	54,216

Arbitron Inc*	80,200	2,502,240

California Pizza Kitchen Inc*	139,000	3,447,200

Carriage Services Inc ‘A’*	307,500	1,322,250

CEC Entertainment Inc*	71,000	2,932,300

Charlotte Russe Holding Inc*	108,600	2,425,038

CNET Networks Inc*	313,100	623,069

CoStar Group Inc*	198,100	4,066,993

Cumulus Media Inc ‘A’*	95,400	1,314,612

DeVry Inc*	54,000	1,233,360

Dillards Inc ‘A’	94,500	2,484,405

DoubleClick Inc*	120,000	890,400

EarthLink Inc*	424,200	2,850,624

Emmis Communications Corp ‘A’*	165,000	3,496,350

Entercom Communications Corp*	46,400	2,129,760

Entravision Communications Corp ‘A’*	150,000	1,837,500

Factory 2-U Stores Inc*	111,600	1,545,660

Forrester Research Inc*	80,000	1,551,920

FTD Inc ‘A’*	10,374	133,513

Gaiam Inc*	9,800	143,472

Galyans Trading Co Inc*	22,800	507,528

Genesco Inc*	95,500	2,325,425

Heska Corp*	125,000	61,300

Hotels.com ‘A’*	38,400	1,621,632

Insight Communications Co*	315,500	3,839,635

International Speedway Corp ‘A’	51,000	2,045,100

Kellwood Co	75,000	2,437,500

Landry’s Restaurants Inc	47,000	1,198,970

Libbey Inc	116,400	3,969,240

Lithia Motors Inc ‘A’*	60,500	1,628,660

LoJack Corp*	150,000	525,000

Martha Stewart Living Omnimedia ‘A’*	94,000	1,078,180

Media General Inc ‘A’	19,100	1,146,000

NetFlix Inc*	9,600	134,304

Pennzoil-Quaker State Co	105,000	2,260,650

Pixar Inc*	43,700	1,927,170

Primedia Inc*	224,857	274,326

ProQuest Co*	67,500	2,392,875

Radio One Inc ‘A’*	67,900	1,009,673

Radio One Inc ‘D’*	341,800	5,082,566

Regent Communications Inc*	97,200	686,135

Resources Connection Inc*	72,600	1,959,474

Ruby Tuesday Inc	312,000	6,052,800

School Specialty Inc*	76,700	2,037,152

Speedway Motorsports Inc*	230,000	5,848,900

Steiner Leisure Ltd*	100,900	1,463,050

Stewart Enterprises Inc ‘A’*	278,100	1,771,497

THQ Inc*	59,850	1,784,727

Vans Inc*	180,000	1,461,780

WESCO International Inc*	155,000	976,500

West Corp*	50,000	1,103,000

Williams-Sonoma Inc*	86,800	2,661,288

XM Satellite Radio Holdings Inc ‘A’*	119,000	874,650

Young Broadcasting Inc ‘A’*	77,000	1,369,060

		115,543,561

Consumer Staples - 4.38%

Adolph Coors Co ‘B’	46,000	2,865,800

Dreyer’s Grand Ice Cream Inc	173,900	11,929,540

Performance Food Group Co*	94,400	3,196,384

Robert Mondavi Corp ‘A’*	49,700	1,701,231

The Hain Celestial Group Inc*	70,600	1,306,100

Tootsie Roll Industries Inc	68,542	2,642,979

		23,642,034

Energy - 2.53%

Cabot Oil & Gas Corp	37,700	861,445

CONSOL Energy Inc	78,000	1,657,500

Helmerich & Payne Inc	122,700	4,382,844

Hydril Co*	120,300	3,224,040

Newpark Resources Inc*	242,600	1,783,110

Pioneer Natural Resources Co*	67,300	1,753,165

		13,662,104

Financial Services - 14.10%

America First Mortgage Investments Inc	214,000	2,107,900

American Capital Strategies Ltd	209,000	5,741,230

AmeriCredit Corp*	55,400	1,553,970

Annaly Mortgage Management Inc	366,000	7,100,400

Anthracite Capital Inc	189,500	2,510,875

Bank of Hawaii Corp	80,000	2,240,000

BOK Financial Corp*	132,982	4,449,578

Citizens Banking Corp MI	54,300	1,573,614

Community First Bankshares Inc	120,000	3,130,800

Credit Acceptance Corp*	151,900	1,909,383

Digital Insight Corp*	135,600	2,230,620

Fidelity Bankshares Inc	144,747	3,184,289

Fidelity National Financial Inc	83,920	2,651,872

First Midwest Bancorp Inc	137,500	3,819,750

Harbor Florida Bancshares Inc	143,000	3,173,170

Homestore Inc*	758,000	1,091,520

IndyMac Bancorp Inc*	267,000	6,055,560

Medallion Financial Corp	160,000	844,800

MeriStar Hospitality Corp	196,600	2,998,150

Philadelphia Consolidated Holding Corp*	61,800	2,802,012

Provident Bankshares Corp	105,870	2,508,060

San Juan Basin Royalty Trust	110,000	1,217,700

SL Green Realty Corp	77,000	2,745,050

Sterling Bancshares Inc	4,800	70,896

The First American Corp	140,000	3,220,000

The South Financial Group Inc	38,800	869,469

W.R. Berkley Corp	78,300	4,306,500

		76,107,168

Health Care - 7.55%

ACLARA BioSciences Inc*	156,800	269,696

American Pharmaceutical Partners Inc*	108,500	1,341,060

Antigenics Inc*	183,000	1,802,550

Aspect Medical Systems Inc*	182,500	657,000

Charles River Laboratories Int’l Inc*	52,700	1,847,135

ChromaVision Medical Systems Inc*	380,000	680,200

Conceptus Inc*	128,400	2,117,316

CTI Molecular Imaging Inc*	36,000	825,840

Diversa Corp*	84,400	839,780

Exelixis Inc*	318,400	2,397,552

Genaissance Pharmaceuticals Inc*	114,400	151,008

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

ILEX Oncology Inc*	136,000	$1,916,240

Illumina Inc*	181,000	1,216,320

Lexicon Genetics Inc*	151,000	738,239

LifePoint Hospitals Inc*	96,000	3,485,760

MedSource Technologies Inc*	53,200	651,700

Orthodontic Centers of America Inc*	70,000	1,613,500

Protein Design Labs Inc*	137,100	1,488,906

Quintiles Transnational Corp*	26,000	324,740

Scios Inc*	99,900	3,057,939

SICOR Inc*	45,900	850,986

SonoSite Inc*	60,000	865,800

Tanox Inc*	162,100	1,755,543

Triad Hospitals Inc*	74,700	3,165,786

Trimeris Inc*	91,000	4,039,490

Vical Inc*	16,300	86,064

Wright Medical Group Inc*	126,400	2,548,224

		40,734,374

Materials & Processing - 8.91%

AptarGroup Inc	178,000	5,473,500

Armor Holdings Inc*	159,600	4,069,800

Corn Products International Inc	148,700	4,627,544

Ferro Corp	323,400	9,750,510

GrafTech International Ltd*	159,800	1,965,540

Insignia Financial Group Inc*	200,000	1,944,000

Lyondell Chemical Co	95,900	1,448,090

OM Group Inc	22,000	1,364,000

Quanta Services Inc*	292,750	2,889,442

The Scotts Co ‘A’*	115,300	5,234,620

Trammell Crow Co*	133,600	1,930,520

Valence Technology Inc*	328,300	453,054

Wilson Greatbatch Technologies Inc*	167,400	4,265,352

York International Corp	80,000	2,703,200

		48,119,172

Producer Durables - 17.04%

Advanced Energy Industries Inc*	268,500	5,955,330

American Superconductor Corp*	93,000	507,780

Astec Industries Inc*	118,000	1,898,620

Briggs & Stratton Corp	124,900	4,788,666

Cable Design Technologies Corp*	170,000	1,742,500

Columbus McKinnon Corp	156,200	1,349,568

Credence Systems Corp*	406,700	7,227,059

Cummins Inc	37,000	1,224,700

Cymer Inc*	160,200	5,613,408

Donaldson Co Inc	43,200	1,513,728

Electro Scientific Industries Inc*	233,100	5,664,330

Electroglas Inc*	142,800	1,428,000

EMCORE Corp*	310,100	1,860,600

FEI Co*	265,300	6,502,503

Gardner Denver Inc*	92,400	1,848,000

Helix Technology Corp	221,600	4,564,960

Ionics Inc*	55,900	1,355,575

Kulicke & Soffa Industries Inc*	555,600	6,883,884

LTX Corp*	535,000	7,639,800

Metawave Communications Corp*	122,000	25,620

Nanometrics Inc*	156,200	2,480,300

NVR Inc*	8,200	2,648,600

Pentair Inc	99,100	4,764,728

Polycom Inc*	80,000	959,200

Power-One Inc*	317,900	1,977,338

Rayovac Corp*	72,800	1,348,984

Therma-Wave Inc*	224,000	2,551,360

Veeco Instruments Inc*	208,300	4,813,813

Zygo Corp*	109,000	877,450

		92,016,404

Technology - 6.78%

Advanced Fibre Communications Inc*	63,000	1,042,020

Alliance Fiber Optic Products Inc*	278,600	197,806

Alloy Inc*	110,900	1,601,396

Anaren Microwave Inc*	36,400	314,496

Aspect Communications Corp*	341,000	1,091,200

Avanex Corp*	396,500	769,210

Carrier Access Corp*	183,400	247,590

Click Commerce Inc*	239,900	268,688

Digex Inc*	131,100	28,842

Exar Corp*	253,800	5,004,936

Gateway Inc*	540,700	2,400,709

Intergraph Corp*	150,100	2,617,775

Ixia*	272,300	1,584,786

Logicvision Inc*	31,000	165,850

Macromedia Inc*	85,000	753,950

Manugistics Group Inc*	156,700	957,437

MatrixOne Inc*	330,500	1,986,305

MIPS Technologies Inc ‘A’*	125,000	771,250

MIPS Technologies Inc ‘B’*	23,000	128,110

Monolithic System Technology Inc*	121,500	1,352,295

New Focus Inc*	30,400	90,288

Newport Corp*	116,500	1,824,390

Novell Inc*	458,000	1,470,180

Pinnacle Systems Inc*	341,500	3,752,744

Power Integrations Inc*	120,400	2,155,040

Quest Software Inc*	77,300	1,123,169

Selectica Inc*	261,400	1,037,758

TriQuint Semiconductor Inc*	91,992	589,669

UNOVA Inc*	200,000	1,298,000

		36,625,889

Utilities - 2.83%

Energen Corp	137,000	3,767,500

Mediacom Communications Corp*	286,400	2,231,056

New Jersey Resources Corp	70,650	2,108,902

South Jersey Industries Inc	75,700	2,554,875

Southwest Gas Corp	96,000	2,376,000

WGL Holdings Inc	87,000	2,253,300

		15,291,633

Total Common Stocks (Cost $586,094,627)		478,646,264

FOREIGN COMMON STOCKS - 3.39%

Barbados - 0.56%

Everest Re Group Ltd	53,700	3,004,515

Canada - 1.55%

Fairmont Hotels & Resorts Inc	72,000	1,856,160

Methanex Corp*	240,000	1,982,400

Nova Chemicals Corp	200,600	4,521,524

		8,360,084

Hong Kong - 0.18%

Novel Denim Holdings Ltd*	137,500	983,125

Ireland - 0.30%

Riverdeep Group PLC ADR*	93,000	1,447,080

SmartForce PLC ADR*	50,000	170,000

		1,617,080

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value
Netherlands - 0.74%

ASM International NV*	230,000	$3,969,800

United Kingdom - 0.06%

Amdocs Ltd*	24,500	184,975

Bookham Technology PLC ADR*	148,200	161,538

		346,513

Total Foreign Common Stocks (Cost $23,212,594)		18,281,117

	Principal Amount
SHORT-TERM INVESTMENT - 8.36%

COMMERCIAL PAPER - 8.36%

Freddie Mac

1.880% due 07/01/02	$45,141,000	45,141,000

Total Commercial Paper		45,141,000

Total Short-Term Investment (Cost $45,141,000)		45,141,000

TOTAL INVESTMENTS - 100.40% (Cost $654,448,221)		542,068,381

OTHER ASSETS AND LIABILITIES, NET - (0.40%)		(2,133,350)

NET ASSETS - 100.00%		$539,935,031

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
PREFERRED STOCK - 0.10%

Brazil - 0.10%

Cia Vale do Rio Doce Spon ADR	19,000	$493,050

Total Preferred Stock (Cost $544,581)		493,050

CONVERTIBLE PREFERRED STOCK - 0.03%

Bermuda - 0.03%

Sanwa International Finance Ltd	54,000,000	174,226

Total Convertible Preferred Stock (Cost $597,705)		174,226

COMMON STOCKS - 95.47%

Australia - 3.31%

Australia & New Zealand Banking Group Ltd	151,100	1,640,258

BHP Billiton Ltd	664,191	3,849,867

Brambles Industries Ltd	91,300	485,019

Foster’s Group Ltd	681,316	1,809,698

National Australia Bank Ltd	91,203	1,816,889

News Corp Ltd	215,291	1,172,781

News Corp Ltd ADR	19,300	442,549

QBE Insurance Group Ltd	328,520	1,227,568

WMC Ltd	225,500	1,153,522

Woolworths Ltd	415,100	3,071,807

		16,669,958

Brazil - 0.19%

Cia Vale do Rio Doce ADR*	35,000	968,450

Canada - 2.58%

Abitibi-Consolidated Inc	119,100	1,104,499

Bank of Nova Scotia	29,400	972,156

Bombardier Inc ‘B’	254,000	2,116,947

Inco Ltd*	44,500	1,005,209

Magna International Inc ‘A’	13,300	921,094

Nortel Networks Corp*	165,100	239,395

Suncor Energy Inc	49,000	862,151

The Thomson Corp	174,300	5,529,454

Zarlink Semiconductor Inc*	46,000	222,424

		12,973,329

Denmark - 0.19%

Novo-Nordisk A/S ‘B’	28,200	936,352

Finland - 2.50%

Nokia Corp	575,300	8,442,392

UPM-Kymmene Oyj	104,700	4,132,443

		12,574,835

France - 7.29%

Accor SA	36,500	1,484,364

Air Liquide	20,500	3,162,600

Bouygues	176,030	4,931,086

Cie Generale D’Optique Essilor Int’l SA	26,500	1,080,313

Groupe Danone	14,900	2,053,754

LVMH Moet Hennessy Louis Vuitton SA	15,300	772,653

Michelin (CGDE) ‘B’	27,600	1,121,330

Pechiney SA ‘A’	26,300	1,204,455

Renault SA	69,000	3,235,132

Sanofi-Synthelabo SA	176,500	10,765,850

Schneider Electric SA	40,100	2,162,047

Societe Television Francaise 1	42,700	1,146,253

Vivendi Universal SA	163,800	3,548,821

		36,668,658

Germany - 4.14%

Aixtron AG	41,800	525,658

Allianz AG	3,700	743,007

Bayerische Motoren Werke AG	62,800	2,596,205

DaimlerChrysler AG	118,000	5,725,336

EPCOS AG*	30,600	1,012,024

Infineon Technologies AG*	48,900	766,501

Infineon Technologies AG ADR*	800	12,392

Metro AG	71,700	2,200,918

Preussag AG	28,000	690,367

SAP AG	7,400	732,748

Siemens AG	46,800	2,815,238

ThyssenKrupp AG	197,200	3,026,645

		20,847,039

Greece - 0.59%

Hellenic Telecommunications Org SA	186,700	2,957,925

Hong Kong - 3.71%

Cheung Kong Holdings Ltd	546,000	4,550,029

China Mobile (Hong Kong) Ltd*	375,500	1,112,065

Hang Lung Properties Ltd	920,000	1,049,750

Hang Seng Bank Ltd	180,800	1,935,500

Hong Kong Land Holdings Ltd	576,000	927,360

Hutchison Whampoa Ltd	456,100	3,406,153

Johnson Electric Holdings	1,231,000	1,459,849

Li & Fung Ltd	1,264,000	1,701,549

Swire Pacific Ltd ‘A’	491,200	2,512,693

		18,654,948

Ireland - 1.52%

Allied Irish Banks PLC	187,596	2,478,006

CRH PLC	198,078	3,324,519

Elan Corp PLC ADR*	41,200	238,037

Irish Life & Permanent PLC	109,700	1,591,355

		7,631,917

Italy - 1.42%

Assicurazioni Generali SPA	123,700	2,939,706

ENI SPA	264,800	4,221,500

		7,161,206

Japan - 23.07%

Acom Co Ltd	45,500	3,112,768

Advantest Corp	62,900	3,919,592

Aeon Co Ltd	163,000	4,357,015

Aiful Corp	15,415	1,012,086

Canon Inc	27,000	1,021,676

Chubu Electric Power Co Inc	67,300	1,183,365

Chugai Pharmaceutical Co Ltd	174,000	2,084,250

Daiwa Securities Group Inc	306,000	1,986,067

Fuji Television Network Inc	121	700,439

Hirose Electric Co Ltd	21,600	1,885,478

Hitachi Ltd	326,000	2,110,429

Hoya Corp	32,300	2,352,721

Japan AirLines Co Ltd*	302,000	852,658

Japan Telecom Co Ltd	360	1,031,450

Kansai Electric Power Co	19,100	302,339

Keyence Corp	7,900	1,675,488

Mitsubishi Estate Co Ltd	247,000	2,021,969

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Mitsubishi Heavy Industries Ltd	479,000	$1,452,425

Mitsubishi Motors Corp*	474,000	1,259,090

Mitsui Fudosan Co Ltd	313,000	2,771,415

Mitsui Sumitomo Insurance Co Ltd	510,000	2,747,776

Murata Manufacturing Co Ltd	25,400	1,633,713

NEC Corp	425,000	2,960,782

Nikko Cordial Corp	468,000	2,365,117

Nikon Corp	173,000	1,917,646

Nintendo Co Ltd	54,900	8,094,099

Nippon Telegraph & Telephone Corp	315	1,297,206

Nissan Motor Co Ltd	861,000	5,969,427

Nitto Denko Corp	31,900	1,047,212

Nomura Holdings Inc	231,000	3,396,066

NTT DoCoMo Inc	2,330	5,741,553

ORIX Corp	28,600	2,310,170

Promise Co Ltd	35,400	1,786,042

Rohm Co Ltd	21,600	3,227,866

Sekisui House Ltd	230,000	1,692,603

Shimamura Co Ltd	3,600	276,657

Shin-Etsu Chemical Co Ltd	44,500	1,914,338

Shionogi & Co Ltd	176,000	2,247,872

Sony Corp	119,700	6,329,207

Sumitomo Forestry Co Ltd	98,000	587,763

Sumitomo Realty & Development Co Ltd	163,000	989,859

Suzuki Motor Corp	238,000	2,940,333

Takeda Chemical Industries Ltd	26,000	1,142,380

TDK Corp	46,500	2,198,471

THK Co Ltd	39,000	750,908

Tokyo Electric Power Co	42,200	868,922

Tokyo Electron Ltd	103,900	6,778,257

Tokyu Corp	355,000	1,375,935

Toray Industries Inc	747,000	2,002,982

UFJ Holding Inc*	367	889,028

Ushio Inc	124,000	1,474,970

		116,047,880

Luxembourg - 0.21%

SES GLOBAL	108,000	1,069,416

Mexico - 1.29%

America Movil SA de CV ‘L’ ADR	132,700	1,778,180

Telefonos de Mexico SA de CV ‘L’ ADR	146,600	4,702,928

		6,481,108

Netherlands - 8.60%

ABN Amro Holding NV	163,930	2,985,129

Aegon NV	400,643	8,374,690

ASML Holding NV*	98,500	1,563,481

ASML Holding NV ‘NY’*	105,000	1,587,600

Hagemeyer NV	73,600	1,020,302

Heineken NV	190,500	8,382,855

ING Groep NV	37,200	957,721

Koninklijke Philips Electronics NV	133,900	3,748,257

Koninklijke Philips Electronics NV ‘NY’	13,500	372,600

Numico NV	30,300	681,369

Royal Dutch Petroleum Co	166,400	9,292,987

Royal Dutch Petroleum Co ‘NY’	3,000	165,810

STMicroelectronics NV	106,000	2,650,270

STMicroelectronics NV ‘NY’	6,700	163,011

VNU NV	48,348	1,347,180

		43,293,262

Norway - 0.87%

Norsk Hydro ASA	19,400	925,311

Statoil ASA	387,200	3,456,314

		4,381,625

Portugal - 0.17%

Portugal Telecom SGPS SA	119,340	844,919

Russia - 0.47%

LUKOIL ADR	36,400	2,367,456

Singapore - 2.14%

DBS Group Holdings Ltd	73,000	512,150

DBS Group Holdings Ltd ADR	528,000	3,704,320

Singapore Airlines Ltd	180,000	1,313,757

Singapore Telecommunications Ltd	5,390,600	4,178,405

United Overseas Bank Ltd	146,840	1,055,118

		10,763,750

South Korea - 2.34%

Samsung Electronics GDR	85,580	11,750,134

Spain - 1.80%

Altadis SA	48,000	993,369

Banco Bilbao Vizcaya Argentaria SA	327,800	3,716,528

Inditex SA*	130,600	2,764,864

Telefonica SA*	153,543	1,292,325

Telefonica SA ADR*	11,468	284,980

		9,052,066

Sweden - 1.40%

Assa Abloy AB ‘B’	199,000	2,808,621

Ericsson ‘B’*	611,000	925,606

ForeningsSparbanken AB	200,300	2,543,180

Svenska Handelsbanken ‘A’	49,500	757,970

		7,035,377

Switzerland - 8.37%

Compagnie Financiere Richemont AG ‘A’	149,733	3,415,866

Credit Suisse Group*	43,153	1,374,160

Holcim Ltd	15,932	3,666,787

Holcim Ltd ‘B’	22,133	1,009,097

Nestle SA	25,655	5,999,653

Novartis AG	190,550	8,405,107

Roche Holding AG	29,200	2,213,910

Swiss Reinsurance	104,207	10,218,438

Swisscom AG	14,666	4,279,807

UBS AG	29,730	1,499,724

		42,082,549

Taiwan - 0.79%

Hon Hai Precision Industry Co Ltd GDR*	47,520	388,310

Taiwan Semiconductor Co Ltd ADR *	274,647	3,570,410

		3,958,720

United Kingdom - 16.51%

ARM Holdings PLC*	418,700	936,772

AstraZeneca PLC ADR	700	28,700

AstraZeneca PLC (STOC)	390,200	16,245,044

AstraZeneca PLC (UK1)	55,200	2,289,304

BAE Systems PLC	561,905	2,883,968

Barclays PLC	150,000	1,266,675

BG Group PLC	443,000	1,931,450

BHP Billiton PLC	375,000	2,045,153

BOC Group PLC	116,700	1,817,413

Brambles Industries PLC	273,500	1,373,400

Centrica PLC	427,100	1,323,090

Compass Group PLC	233,300	1,416,903

GlaxoSmithKline PLC	48,000	1,041,978

HBOS PLC	87,100	946,044

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Lloyds TSB Group PLC	225,286	$2,248,794

Marks & Spencer Group PLC	172,762	985,146

National Grid Group PLC	272,000	1,939,053

Pearson PLC	258,800	2,587,288

Prudential PLC	338,200	3,101,685

Reuters Group PLC	205,500	1,092,450

Royal Bank of Scotland Group PLC	318,900	9,074,076

Shire Pharmaceuticals Group PLC*	117,000	1,039,913

Smiths Group PLC	357,420	4,661,312

Standard Chartered PLC	188,900	2,025,746

Tate & Lyle PLC	173,600	922,868

Unilever PLC	462,800	4,251,491

Vodafone Group PLC	9,753,203	13,428,414

Vodafone Group PLC ADR	11,000	150,150

		83,054,280

Total Common Stocks (Cost $575,817,623)		480,227,159

	Principal Amount
CONVERTIBLE CORPORATE NOTE - 0.08%

Luxembourg - 0.08%

Hellenic Exchangeable Finance SCA 2.000% due 08/02/05	$380,000	407,687

Total Convertible Corporate Note (Cost $370,927)		407,687

SHORT-TERM INVESTMENT - 4.31%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 4.31%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $21,679,684; collateralized by U.S. Treasury Bonds—market value $22,115,223 and due 10/31/02)	21,677,426	21,677,426

Total Securities Held Under Repurchase Agreement		21,677,426

Total Short-Term Investment (Cost $21,677,426)		21,677,426

TOTAL INVESTMENTS - 99.99% (Cost $599,008,262)		502,979,548

OTHER ASSETS AND LIABILITIES, NET - 0.01%		37,022

NET ASSETS - 100.00%		$503,016,570

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at June 30, 2002 were summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Buy	AD	7,823,420	07/02	$268,817

Sell		4,195,466	07/02	(120,026)

Sell	BP	2,391,179	09/02	(168,488)

Sell		4,539,172	10/02	(329,993)

Sell	CD	7,669,566	08/02	(68,528)

Buy	ED	15,050,304	07/02	1,615,472

Buy		9,477,924	08/02	928,193

Buy		21,910,699	09/02	2,186,193

Buy		7,371,180	10/02	697,229

Buy		1,492,969	11/02	122,606

Buy		2,382,259	12/02	44,900

Buy	JY	286,802,080	07/02	160,290

Sell		1,645,651,718	07/02	(1,279,421)

Sell		785,302,616	08/02	(731,188)

Sell		2,068,619,350	09/02	(1,409,284)

Sell		170,079,000	11/02	(85,920)

Sell	MP	22,155,719	12/02	152,795

				$1,983,647

Principal amount denoted in the indicated currency:

AD—Australian Dollar

BP—British Pound

CD—Canadian Dollar

ED—Eurodollar

JY—Japanese Yen

MP—Mexican New Peso

(b) At June 30, 2002, the portfolio’s investments were diversified as a percentage of net assets as follows:

Financial Services	20.7%

Technology	14.1%

Consumer Discretionary	12.4%

Utilities	10.9%

Health Care	9.7%

Materials & Processing	7.3%

Consumer Staples	5.6%

Autos & Transportation	5.4%

Short-Term Investments	4.3%

Integrated Oils	3.3%

Producer Durables	2.5%

Diversified	2.5%

Energy	1.3%
See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 95.09%

Consumer Discretionary - 37.71%

AOL Time Warner Inc*	132,840	$1,954,076

Cendant Corp*	125,170	1,987,700

Clear Channel Communications Inc*	30,894	989,226

EchoStar Communications Corp ‘A’*	24,900	462,144

Liberty Media Corp ‘A’*	138,500	1,385,000

Metro-Goldwyn-Mayer Inc*	39,930	467,181

Sabre Holdings Corp*	43,000	1,539,400

TMP Worldwide Inc*	30,200	649,300

Univision Communications Inc ‘A’*	45,530	1,429,642

USA Interactive*	26,680	625,646

Viacom Inc ‘B’*	69,318	3,075,640

Westwood One Inc*	38,800	1,296,696

		15,861,651

Financial Services - 12.54%

CheckFree Corp*	42,130	658,913

First Data Corp	74,440	2,769,168

The Charles Schwab Corp	164,740	1,845,088

		5,273,169

Materials & Processing - 1.07%

Energizer Holdings Inc*	16,460	451,333

Producer Durables - 3.25%

Crown Castle International Corp*	348,470	1,369,487

Technology - 34.34%

Avocent Corp*	21,890	348,489

Cisco Systems Inc*	72,840	1,016,118

Dell Computer Corp*	61,020	1,595,063

EMC Corp MA*	102,030	770,326

Integrated Circuit Systems Inc*	62,030	1,252,386

Intersil Corp ‘A’*	57,370	1,226,571

Interwoven Inc*	104,830	319,732

Intuit Inc*	37,920	1,885,382

Microsoft Corp*	54,960	2,974,435

QUALCOMM Inc*	71,200	1,957,288

Texas Instruments Inc	22,880	542,256

Xilinx Inc*	24,870	557,834

		14,445,880

Utilities - 6.18%

Cablevision Systems Corp ‘A’*	31,080	294,017

Cox Communications Inc ‘A’*	45,830	1,262,616

Rainbow Media Group ‘A’*	71,450	625,187

Sprint Corp-PCS Group*	93,250	416,828

		2,598,648

Total Common Stocks (Cost $74,053,600)		40,000,168

FOREIGN COMMON STOCK - 0.93%

Israel - 0.93%

Check Point Software Technologies*	28,765	390,053

Total Common Stock (Cost $2,227,184)		390,053

	Principal Amount

SHORT-TERM INVESTMENT - 1.19%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.19%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $499,052; collateralized by U.S. Treasury Bonds—market value $510,776 and due 02/15/15)	$499,000	499,000

Total Securities Held Under Repurchase Agreement		499,000

Total Short-Term Investment (Cost $499,000)		499,000

TOTAL INVESTMENTS - 97.21% (Cost $76,779,784)		40,889,221

OTHER ASSETS AND LIABILITIES, NET - 2.79%		1,171,891

NET ASSETS - 100.00%		$42,061,112

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
FINANCIAL SERVICES PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 93.51%

Financial Services - 93.51%

Affiliated Managers Group*	6,400	$393,600

AMBAC Financial Group Inc	40,700	2,735,040

American Express Co	43,000	1,561,760

American International Group Inc	33,000	2,251,590

Arthur J. Gallagher & Co	33,400	1,157,310

Bank of America Corp	56,700	3,989,412

Bank One Corp	49,000	1,885,520

Capital One Financial Corp	34,100	2,081,805

Citigroup Inc	96,950	3,756,813

Comerica Inc	3,500	214,900

Commerce Bancorp Inc NJ	16,600	733,720

E*TRADE Group Inc*	50,700	276,822

Eaton Vance Corp	15,800	492,960

Federated Investors Inc ‘B’	33,300	1,151,181

Fifth Third Bancorp	59,600	3,972,340

Freddie Mac	31,400	1,921,680

Goldman Sachs Group Inc	36,500	2,677,275

Greater Bay Bancorp	22,300	685,948

Hibernia Corp ‘A’	13,000	257,270

Huntington Bancshares Inc	14,500	281,590

Investment Technology Group Inc*	9,300	304,110

Investors Financial Services Corp	32,600	1,093,404

iStar Financial Inc	18,100	515,850

John Hancock Financial Services Inc	6,100	214,720

JP Morgan Chase & Co	65,700	2,228,544

Legg Mason Inc	14,700	725,298

Lehman Brothers Holdings Inc	32,500	2,031,900

Marsh & McLennan Cos Inc	22,600	2,183,160

Merrill Lynch & Co Inc	61,900	2,506,950

National Commerce Financial Corp	46,700	1,228,210

Nationwide Financial Services Inc ‘A’	29,700	1,173,150

New York Community Bancorp Inc	14,500	392,950

Northern Trust Corp	21,600	951,696

Principal Financial Group*	24,500	759,500

Radian Group Inc	39,100	1,910,035

SAFECO Corp	20,600	636,334

SEI Investments Corp	12,200	343,674

SLM Corp	11,900	1,153,110

State Street Corp	22,200	992,340

SunGard Data Systems Inc*	17,200	455,456

Synovus Financial Corp	44,000	1,210,880

TCF Financial Corp	53,200	2,612,120

The Bank of New York Co Inc	36,400	1,228,500

The BISYS Group Inc*	6,900	229,770

The Charles Schwab Corp	12,600	141,120

The Hartford Financial Services Group Inc	30,100	1,790,047

Travelers Property Casualty Corp ‘A’*	56,600	1,001,820

U.S. Bancorp	24,800	579,080

UnionBanCal Corp	10,500	491,925

Wells Fargo & Co	77,800	3,894,668

Zions Bancorp	15,100	786,710

		68,245,567

Total Common Stocks (Cost $69,504,175)		68,245,567

FOREIGN COMMON STOCKS - 3.81%

Bermuda - 2.31%

RenaissanceRe Holdings Ltd	46,100	1,687,260

Switzerland - 1.50%

Credit Suisse Group*	20,200	643,247

UBS AG*	9,000	449,010

		1,092,257

Total Foreign Common Stocks (Cost $2,743,545)		2,779,517

	Principal Amount

SHORT-TERM INVESTMENT - 1.65%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.65%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $1,202,125; collateralized by U.S. Treasury Notes—market value $1,228,152 and due 07/15/06)	$1,202,000	1,202,000

Total Securities Held Under Repurchase Agreement		1,202,000

Total Short-Term Investment (Cost $1,202,000)		1,202,000

TOTAL INVESTMENTS - 98.97% (Cost $73,449,720)		72,227,084

OTHER ASSETS AND LIABILITIES, NET - 1.03%		753,625

NET ASSETS - 100.00%		$72,980,709

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 83.79%

Health Care - 83.79%

Abbott Laboratories	72,740	$2,738,661

Allergan Inc	39,040	2,605,920

AmerisourceBergen Corp	59,468	4,519,598

Amgen Inc*	48,060	2,012,753

C.R. Bard Inc	27,100	1,533,318

Cardinal Health Inc	44,430	2,728,446

First Health Group Corp*	61,200	1,716,048

Forest Laboratories Inc*	52,280	3,701,424

Gilead Sciences Inc*	57,580	1,893,230

HCA Inc	70,180	3,333,550

Health Management Associates Inc ‘A’*	74,400	1,499,160

IDEC Pharmaceuticals Corp*	28,200	999,690

Johnson & Johnson	68,841	3,597,631

Laboratory Corp of America Holdings*	46,160	2,107,204

McKesson Corp	59,500	1,945,650

Medtronic Inc	39,500	1,692,575

Oxford Health Plans Inc*	33,700	1,565,702

Pfizer Inc	101,560	3,554,600

Pharmacia Corp	85,520	3,202,724

Quest Diagnostics Inc*	9,800	843,290

St. Jude Medical Inc*	30,620	2,261,287

Tenet Healthcare Corp*	42,680	3,053,754

Triad Hospitals Inc*	62,600	2,652,988

Trigon Healthcare Inc*	13,700	1,377,946

UnitedHealth Group Inc	31,200	2,856,360

Universal Health Services Inc ‘B’*	39,800	1,950,200

Varian Medical Systems Inc*	45,680	1,852,324

WellPoint Health Networks Inc*	44,100	3,431,421

Wyeth	56,960	2,916,352

Zimmer Holdings Inc*	30,280	1,079,785

		71,223,591

Total Common Stocks (Cost $73,946,135)		71,223,591

FOREIGN COMMON STOCKS - 13.80%

France - 1.14%

Aventis SA ADR	13,800	971,934

Germany - 1.40%

Schering AG ADR	18,700	1,187,450

Israel - 3.29%

Teva Pharmaceutical Industries Ltd ADR	41,820	2,792,740

Switzerland - 7.97%

Alcon Inc*	53,300	1,825,525

Novartis AG ADR	77,100	3,379,293

Serono SA ADR	96,300	1,569,690

		6,774,508

Total Foreign Common Stocks (Cost $11,671,680)		11,726,632

	Principal Amount

SHORT-TERM INVESTMENT - 2.94%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.94%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $2,499,260; collateralized by U.S. Treasury Bonds—market value $2,550,581 and due 12/05/02)	$2,499,000	2,499,000

Total Securities Held Under Repurchase Agreement		2,499,000

Total Short-Term Investment (Cost $2,499,000)		2,499,000

TOTAL INVESTMENTS - 100.53% (Cost $88,116,815)		85,449,223

OTHER ASSETS AND LIABILITIES, NET - (0.53%)		(449,195)

NET ASSETS - 100.00%		$85,000,028

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCK WARRANT - 0.02%

Technology - 0.02%

Micron Technology Inc*	1,300	$6,500

Total Common Stock Warrant (Cost $ 22,360)		6,500

COMMON STOCKS - 80.43%

Consumer Discretionary - 3.18%

Amazon.com Inc*	9,100	147,875

AOL Time Warner Inc*	16,400	241,244

eBay Inc*	7,800	480,636

KPMG Consulting Inc*	23,700	352,182

		1,221,937

Financial Services - 13.13%

Affiliated Computer Services Inc ‘A’*	11,800	560,264

First Data Corp	26,200	974,640

Fiserv Inc*	21,700	796,607

Nasdaq-100 Index Tracking Stock*	52,000	1,356,680

Paychex Inc	14,000	438,060

The BISYS Group Inc*	27,600	919,080

		5,045,331

Producer Durables - 9.28%

Applied Materials Inc*	31,400	597,228

KLA-Tencor Corp*	8,100	356,319

Kulicke & Soffa Industries Inc*	10,700	132,573

Lam Research Corp*	9,700	174,406

Lexmark International Inc*	3,600	195,840

Lockheed Martin Corp	6,900	479,550

Novellus Systems Inc*	12,700	431,800

Polycom Inc*	37,312	447,371

Powerwave Technologies Inc*	28,700	262,892

Teradyne Inc*	8,900	209,150

The Boeing Co	6,200	279,000

		3,566,129

Technology - 54.53%

Adobe Systems Inc	10,400	296,400

Analog Devices Inc*	12,400	368,280

Apple Computer Inc*	37,000	655,640

Arrow Electronics Inc*	8,900	184,675

Atmel Corp*	52,200	326,772

BEA Systems Inc*	45,800	430,978

BMC Software Inc*	18,600	308,760

Broadcom Corp ‘A’*	6,000	105,240

Brocade Communications Systems Inc*	19,900	347,852

Cadence Design Systems Inc*	13,900	224,068

Cisco Systems Inc*	52,100	726,795

Computer Sciences Corp*	14,300	683,540

Cypress Semiconductor Corp*	16,000	242,880

Dell Computer Corp*	36,700	959,338

EMC Corp MA*	39,400	297,470

Emulex Corp*	16,100	362,411

Extreme Networks Inc*	26,500	258,905

Fairchild Semiconductor Int’l Inc ‘A’*	9,100	221,130

Finisar Corp*	24,500	58,065

Hewlett-Packard Co	9,200	140,576

Integrated Device Technology Inc*	11,200	203,168

Intel Corp	38,000	694,260

Intersil Corp ‘A’*	9,300	198,834

Intuit Inc*	10,900	541,948

Jabil Circuit Inc*	27,800	586,858

KEMET Corp*	3,300	58,938

Linear Technology Corp	19,600	616,028

Maxim Integrated Products Inc*	19,600	751,268

McDATA Corp ‘A’*	15,900	140,079

Mercury Interactive Corp*	11,200	257,152

Microchip Technology Inc*	43,900	1,204,177

Micron Technology Inc*	20,600	416,532

Microsoft Corp*	15,200	822,624

Motorola Inc	26,500	382,130

National Semiconductor Corp*	12,200	355,874

NetScreen Technologies Inc*	3,100	28,458

Network Appliance Inc*	37,300	462,893

Network Associates Inc*	34,900	672,523

Oracle Corp*	46,500	440,355

PeopleSoft Inc*	13,000	193,440

QLogic Corp*	10,800	411,480

QUALCOMM Inc*	7,650	210,298

Rational Software Corp*	11,600	95,236

RF Micro Devices Inc*	31,700	241,554

Sanmina-SCI Corp*	27,600	174,156

Siebel Systems Inc*	20,800	295,776

Solectron Corp*	12,400	76,260

Sun Microsystems Inc*	68,500	343,185

Symantec Corp*	23,800	781,830

Synopsys Inc*	7,900	432,999

Texas Instruments Inc	23,800	564,060

TIBCO Software Inc*	46,100	256,316

Veritas Software Corp*	25,700	508,603

Xilinx Inc*	14,700	329,721

		20,948,788

Utilities - 0.31%

Qwest Communications Int’l Inc*	41,600	116,480

Total Common Stocks (Cost $ 40,563,616)		30,898,665

FOREIGN COMMON STOCKS - 10.06%

Canada - 1.99%

Celestica Inc*	25,400	576,834

Research In Motion Ltd*	16,600	188,908

		765,742

Finland - 1.22%

Nokia Corp ADR	32,400	469,152

Germany - 0.34%

SAP AG ADR	5,300	128,737

Ireland - 0.31%

SmartForce PLC ADR*	35,500	120,700

Israel - 0.64%

Check Point Software Technologies*	18,250	247,470

Japan - 0.95%

Sony Corp ADR	6,900	366,390

Netherlands - 0.89%

ASML Holding NV ‘NY’*	22,700	343,224

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Singapore - 1.04%

Flextronics International Ltd *	55,900	$398,567

South Korea - 0.86%

Samsung Electronics GDR	2,400	329,520

Taiwan - 1.54%

Taiwan Semiconductor Co Ltd ADR *	32,186	418,418
United Microelectronics Corp ADR *	23,584	173,343

		591,761

United Kingdom - 0.28%

Amdocs Ltd *	14,100	106,455

Total Foreign Common Stocks
(Cost $7,422,682)		3,867,718

	Principal Amount

SHORT-TERM INVESTMENT - 11.11%
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 11.11%
State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $4,267,444; collateralized by U.S. Treasury Notes--market value $4,355,924 and due 07/15/06)	$4,267,000	4,267,000

Total Securities Held Under Repurchase Agreement		4,267,000

Total Short-Term Investment
(Cost $4,267,000)		4,267,000

TOTAL INVESTMENTS - 101.62%
(Cost $52,275,658)		39,039,883

OTHER ASSETS AND
LIABILITIES, NET - (1.62%)		(620,731)

NET ASSETS - 100.00%		$38,419,152

Notes to Schedule of Investments

(a) Transactions in options for the period ended June 30, 2002, were as follows:
		Number of Contracts	Premium

Outstanding, December 31, 2001		443	$158,408
Options Written		1,975	482,790
Options Expired		397	135,781
Options Repurchased		1,674	454,191

Outstanding, June 30, 2002		347	$51,226

(b) Premiums received on written options:
Type	Number of Contracts	Premium	Value

Call - CBOE Mercury Interactive Corp Strike @ 45.00 Exp 07/19/02	26	$6,356	$130

Call - CBOE Nokia Corp Strike @ 12.50 Expo 07/19/02	243	27,944	48,600

Call - CBOE Apple Computer Inc Strike @ 27.50 Exp 10/19/02	78	16,926	1,755

	347	$51,226	$50,485

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
TELECOMMUNICATIONS PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 57.31%

Consumer Discretionary - 14.10%

AOL Time Warner Inc*	16,800	$247,128

Fox Entertainment Group Inc ‘A’*	6,300	137,025

Liberty Media Corp ‘A’*	48,500	485,000

Omnicom Group Inc	2,400	109,920

Univision Communications Inc ‘A’*	4,000	125,600

USA Interactive*	5,800	136,010

Viacom Inc ‘B’*	7,930	351,854

		1,592,537

Producer Durables - 2.25%

Polycom Inc*	8,500	101,915

Powerwave Technologies Inc*	11,400	104,424

Tollgrade Communications Inc*	3,300	48,411

		254,750

Technology - 17.36%

BEA Systems Inc*	6,000	56,460

Broadcom Corp ‘A’*	4,200	73,668

Brocade Communications Systems Inc*	7,600	132,848

Cisco Systems Inc*	36,000	502,200

Extreme Networks Inc*	16,800	164,136

Intel Corp	3,700	67,599

L-3 Communications Holdings Inc*	5,900	318,600

Motorola Inc	12,600	181,692

PMC-Sierra Inc*	5,200	48,204

QUALCOMM Inc*	3,100	85,219

RF Micro Devices Inc*	11,300	86,106

Symantec Corp*	4,600	151,110

Tekelec*	5,100	40,954

Texas Instruments Inc	2,200	52,140

		1,960,936

Utilities - 23.60%

AT&T Corp	10,800	115,560

AT&T Wireless Services Inc*	15,200	88,920

BellSouth Corp	13,700	431,550

Broadwing Inc*	32,600	84,760

CenturyTel Inc	16,500	486,750

Comcast Corp Special ‘A’*	11,200	271,040

Nextel Communications Inc ‘A’*	31,200	100,152

Nextel Partners Inc ‘A’*	9,700	29,197

Qwest Communications Int’l Inc*	30,900	86,520

SBC Communications Inc	13,800	420,900

Time Warner Telecom Inc ‘A’*	57,900	97,272

Verizon Communications Inc	11,300	453,695

		2,666,316

Total Common Stocks (Cost $10,635,263)		6,474,539

FOREIGN COMMON STOCKS - 23.68%

Canada - 2.53%

BCE Inc	16,400	286,279

China - 0.34%

AsiaInfo Holdings Inc*	2,900	38,425

Finland - 2.09%

Nokia Corp ADR	16,300	236,024

Hong Kong - 0.94%

China Unicom Ltd*	138,000	106,154

Italy - 2.82%

Telecom Italia Mobile SPA	77,400	318,062

Mexico - 5.82%

Grupo Televisa SA ADR*	4,100	153,258

Telefonos de Mexico SA de CV ‘L’ ADR	15,700	503,656

		656,914

Portugal - 1.95%

Portugal Telecom SGPS SA ADR	31,000	220,410

South Korea - 3.55%

KT Corp ADR	15,800	342,070

Samsung Electronics GDR	430	59,039

		401,109

United Kingdom - 3.64%

Amdocs Ltd *	9,100	68,705

Vodafone Group PLC	248,800	342,553

		411,258

Total Foreign Common Stocks (Cost $3,455,095)		2,674,635

	Principal Amount

SHORT-TERM INVESTMENT - 18.31%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 18.31%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $2,068,215; collateralized by U.S.Treasury Bonds—market value $2,114,933 and due 02/15/15)	$2,068,000	2,068,000

Total Securities Held Under Repurchase Agreement		2,068,000

Total Short-Term Investment (Cost $2,068,000)		2,068,000

TOTAL INVESTMENTS - 99.30% (Cost $16,158,358)		11,217,174

OTHER ASSETS AND LIABILITIES, NET - 0.70%		78,985

NET ASSETS - 100.00%		$11,296,159

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
TELECOMMUNICATIONS PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

Notes to Schedule of Investments

(a) Transactions in options for the period ended June 30, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	62	$9,269

Options Written	176	23,881

Options Exercised	31	5,332

Options Expired	72	10,564

Options Repurchased	54	7,939

Outstanding, June 30, 2002	81	$9,315

(b) Premiums received on written options:

Type	Number of Contracts	Premium	Value

Call - CBOE Nokia Corp

Strike @ 12.50 Exp 07/19/02	81	$9,315	$16,200

See Notes to Financial Statements

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
PREFERRED STOCK - 0.18%

Financial Services - 0.18%

Home Ownership Funding Corp*	1,830	$1,174,512

Total Preferred Stock (Cost $ 1,831,903 )		1,174,512

COMMON STOCKS - 53.42%

Autos & Transportation - 0.45%

Lear Corp*	64,900	3,001,625

Consumer Discretionary - 10.36%

Abercrombie & Fitch Co ‘A’*	78,100	1,883,772

AOL Time Warner Inc*	258,450	3,801,800

Cendant Corp*	200,300	3,180,764

Costco Wholesale Corp*	74,200	2,865,604

Federated Department Stores*	32,100	1,274,370

Gemstar-TV Guide International Inc*	91,500	493,185

Home Depot Inc	159,500	5,858,435

Jones Apparel Group Inc*	89,200	3,345,000

Liberty Media Corp ‘A’*	568,500	5,685,000

Marriott International Inc ‘A’	45,300	1,723,665

Mattel Inc	125,400	2,643,432

Nike Inc ‘B’	29,600	1,588,040

Target Corp	150,600	5,737,860

The Gillette Co	163,000	5,520,810

TJX Cos Inc	276,400	5,420,204

Tribune Co	49,300	2,144,550

Viacom Inc ‘B’*	75,000	3,327,750

Wal-Mart Stores Inc	141,600	7,789,416

Waste Management Inc	193,417	5,038,513

		69,322,170

Consumer Staples - 3.10%

Kraft Foods Inc ‘A’	74,800	3,063,060

Philip Morris Cos Inc	95,800	4,184,544

Procter & Gamble Co	73,000	6,518,900

The Coca-Cola Co	124,100	6,949,600

		20,716,104

Diversified - 2.16%

General Electric Co	496,100	14,411,705

Energy - 0.90%

Devon Energy Corp	28,200	1,389,696

Dynegy Inc ‘A’	108,400	780,480

El Paso Corp	132,800	2,737,008

Valero Energy Corp	29,100	1,088,922

		5,996,106

Financial Services - 12.32%

AMBAC Financial Group Inc	145,124	9,752,333

Bank One Corp	119,100	4,582,968

Capital One Financial Corp	95,300	5,818,065

CIGNA Corp	106,000	10,326,520

Citigroup Inc	363,668	14,092,135

Countrywide Credit Industries Inc	87,200	4,207,400

E*TRADE Group Inc*	73,400	400,764

Fannie Mae	134,600	9,926,750

Goldman Sachs Group Inc	63,100	4,628,385

The Allstate Corp	101,900	3,768,262

The Charles Schwab Corp	133,800	1,498,560

U.S. Bancorp	347,152	8,105,999

Wachovia Corp	53,100	2,027,358

Washington Mutual Inc	88,200	3,273,102

		82,408,601

Health Care - 6.79%

Abbott Laboratories	29,900	1,125,735

Amgen Inc*	67,500	2,826,900

Baxter International Inc	54,300	2,413,635

Eli Lilly & Co	107,500	6,063,000

Human Genome Sciences Inc*	29,505	395,367

Johnson & Johnson	98,340	5,139,248

Merck & Co Inc	70,200	3,554,928

Pfizer Inc	256,375	8,973,125

Pharmacia Corp	101,563	3,803,534

Schering-Plough Corp	112,500	2,767,500

Tenet Healthcare Corp*	39,000	2,790,450

Wyeth	108,200	5,539,840

		45,393,262

Integrated Oils - 3.65%

ChevronTexaco Corp	103,800	9,186,300

Conoco Inc	102,100	2,838,380

Exxon Mobil Corp	255,804	10,467,500

GlobalSantaFe Corp	69,462	1,899,786

		24,391,966

Materials & Processing - 1.86%

Alcoa Inc	131,380	4,355,247

Allegheny Technologies Inc	102,936	1,626,389

Monsanto Co	88,500	1,575,300

Temple-Inland Inc	40,200	2,325,972

The Dow Chemical Co	74,200	2,550,996

		12,433,904

Producer Durables - 0.75%

American Tower Corp ‘A’*	211,800	730,710

Applied Materials Inc*	58,700	1,116,474

Goodrich Corp	37,200	1,016,304

United Technologies Corp	31,800	2,159,220

		5,022,708

Technology - 7.66%

Altera Corp*	115,300	1,568,080

Applied Biosystems Group-Applera Corp	64,100	1,249,309

BEA Systems Inc*	61,000	574,010

CIENA Corp*	60,500	253,495

Cisco Systems Inc*	430,300	6,002,685

Dell Computer Corp*	107,400	2,807,436

Harris Corp	9,300	337,032

Hewlett-Packard Co	149,017	2,276,980

IBM Corp	78,400	5,644,800

Intel Corp	344,500	6,294,015

Microsoft Corp*	237,600	12,858,912

Motorola Inc	174,700	2,519,174

NCR Corp*	114,400	3,958,240

Oracle Corp*	103,400	979,198

QUALCOMM Inc*	55,000	1,511,950

Sun Microsystems Inc*	301,500	1,510,515

Symbol Technologies Inc	105,600	897,600

		51,243,431

Utilities - 3.42%

AT&T Wireless Services Inc*	228,000	1,333,800

Comcast Corp ‘A’*	59,600	1,396,428

DTE Energy Co	66,500	2,968,560

PG&E Corp*	190,100	3,400,889

Pinnacle West Capital Corp	80,700	3,187,650

SBC Communications Inc	128,800	3,928,400

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Sprint Corp-PCS Group*	348,400	$1,557,348

Verizon Communications Inc	127,548	5,121,052

		22,894,127

Total Common Stocks (Cost $440,108,527)		357,235,709

FOREIGN COMMON STOCKS - 1.58%

Bermuda - 0.98%

Accenture Ltd ‘A’*	73,800	1,402,200

Tyco International Ltd	382,817	5,171,858

		6,574,058

Netherlands - 0.60%

Unilever NV ‘NY’	61,600	3,991,680

Total Foreign Common Stocks (Cost $19,713,477)		10,565,738

	Principal Amount

CORPORATE BONDS & NOTES - 9.16%

Autos & Transportation - 0.68%

Burlington Northern Santa Fe Corp

6.750% due 07/15/11	$210,000	220,780

7.082% due 05/13/29	280,000	287,025

CSX Corp

6.300% due 03/15/12	395,000	402,551

DaimlerChrysler NA Holding Corp

7.750% due 01/18/11	540,000	580,943

8.500% due 01/18/31	120,000	133,043

General Motors Corp

7.200% due 01/15/11	1,775,000	1,810,566

Norfolk Southern Corp

6.750% due 02/15/11	555,000	589,207

Union Pacific Corp

6.500% due 04/15/12	330,000	345,398

6.625% due 02/01/29	185,000	179,903

		4,549,416

Consumer Discretionary - 0.65%

Clear Channel Communications Inc

7.650% due 09/15/10	175,000	179,188

Federated Department Stores

6.625% due 04/01/11	530,000	543,208

Lowe’s Cos Inc

6.875% due 02/15/28	75,000	75,658

7.500% due 12/15/05	870,000	951,843

Time Warner Entertainment Co LP

8.375% due 03/15/23	905,000	884,429

USA Interactive

6.750% due 11/15/05	1,625,000	1,682,174

		4,316,500

Consumer Staples - 0.33%

Albertson’s Inc

7.500% due 02/15/11	200,000	218,461

ConAgra Foods Inc

6.750% due 09/15/11	275,000	290,682

Kellogg Co

7.450% due 04/01/31	415,000	457,533

Kraft Foods Inc

6.250% due 06/01/12	310,000	320,017

Kroger Co

6.800% due 04/01/11	305,000	317,902

Safeway Inc

6.500% due 03/01/11	615,000	632,272

		2,236,867

Diversified - 0.08%

Honeywell International Inc

6.125% due 11/01/11	505,000	517,560

Energy - 0.28%

El Paso Corp

7.800% due 08/01/31	710,000	666,395

Tosco Corp

8.125% due 02/15/30	600,000	708,148

Valero Energy Corp

6.875% due 04/15/12	500,000	514,702

		1,889,245

Financial Services - 5.06%

Abbey National Capital Trust I

8.963% due 12/29/49	810,000	938,302

Ahold Finance USA Inc

6.875% due 05/01/29	100,000	94,394

Anadarko Finance Co

7.500% due 05/01/31	180,000	192,584

Bank of America Corp

7.400% due 01/15/11	1,430,000	1,568,643

Bank One Corp

7.875% due 08/01/10	520,000	590,805

BellSouth Capital Funding

7.875% due 02/15/30	570,000	640,406

CIT Group Inc

7.750% due 04/02/12	440,000	433,877

Citigroup Inc

7.250% due 10/01/10	1,645,000	1,793,372

Credit Suisse First Boston USA Inc

6.125% due 11/15/11	10,000	9,841

6.500% due 01/15/12	375,000	378,605

Devon Financing Corp ULC

7.875% due 09/30/31	185,000	197,866
Dresdner Funding Trust I

8.151% due 06/30/31 ~	575,000	623,002
Ford Motor Credit Co

7.875% due 06/15/10	3,015,000	3,156,651
General Electric Capital Corp

5.875% due 02/15/12	1,530,000	1,518,051

General Motors Acceptance Corp

6.875% due 09/15/11	30,000	29,835
Goldman Sachs Group Inc

6.600% due 01/15/12	410,000	418,364
Household Finance Corp

6.750% due 05/15/11	1,075,000	1,059,779

7.000% due 05/15/12	620,000	617,584
ING Capital Funding Trust III

8.439% due 12/29/49	980,000	1,094,717
MetLife Inc

6.125% due 12/01/11	470,000	480,417
Montell American Finance

7.400% due 03/15/04 ~	1,500,000	1,542,878
Morgan Stanley Dean Witter & Co

6.750% due 04/15/11	1,030,000	1,061,299
National City Bank

6.200% due 12/15/11	400,000	408,073
National Rural Utilities Cooperative Finance

6.000% due 05/15/06	225,000	231,363

7.250% due 03/01/12	275,000	293,073

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

Nationwide Financial Services

5.900% due 07/01/12	$285,000	$282,742

6.250% due 11/15/11	135,000	137,750
Nisource Finance Corp

7.875% due 11/15/10	410,000	424,383

Norwest Financial Inc

6.375% due 09/15/02	2,750,000	2,774,585

Prudential Insurance Co of America

6.375% due 07/23/06~	2,190,000	2,288,204

Regions Financial Corp

7.000% due 03/01/11	830,000	885,979

Sprint Capital Corp

7.625% due 01/30/11	1,085,000	864,518

Standard Credit Card Master Trust

5.950% due 09/07/03	575,000	598,449

SunTrust Bank

6.375% due 04/01/11	510,000	531,127

TRAINS

5.890% due 01/25/07~	769,440	781,679

6.851% due 01/15/12~	1,527,600	1,571,760

UBS Preferred Funding Trust I

8.622% due 10/29/49	1,005,000	1,153,471

U.S. Bank National Association

6.375% due 08/01/11	415,000	431,914

Wachovia Bank NA

7.800% due 08/18/10	1,090,000	1,221,901

Washington Mutual Bank FA

6.875% due 06/15/11	475,000	499,974

		33,822,217

Health Care - 0.09%

American Home Products Corp

6.700% due 03/15/11	195,000	206,768

Tenet Healthcare Corp

6.375% due 12/01/11	365,000	370,126

		576,894

Integrated Oils - 0.20%

Amerada Hess Corp

7.875% due 10/01/29	445,000	487,672

Occidental Petroleum Corp

6.750% due 01/15/12	390,000	410,682

Transocean Inc

6.625% due 04/15/11	435,000	448,660

		1,347,014

Materials & Processing - 0.26%

Alcoa Inc

6.000% due 01/15/12	495,000	508,909

International Paper Co

6.750% due 09/01/11	465,000	485,095

MeadWestvaco Corp

6.850% due 04/01/12	170,000	178,795

Westvaco Corp NY

8.200% due 01/15/30	50,000	56,246

Weyerhaeuser Co

6.750% due 03/15/12~	480,000	497,931

		1,726,976

Producer Durables - 0.10%

Northrop Grumman Corp

7.750% due 02/15/31	135,000	147,696

United Technologies Corp

6.100% due 05/15/12	530,000	549,963

		697,659

Technology - 0.04%

Raytheon Co

6.550% due 03/15/10	265,000	274,132

Utilities - 1.39%

AT&T Corp

6.000% due 03/15/09	890,000	704,195

AT&T Wireless Services Inc

7.875% due 03/01/11	685,000	554,268

8.750% due 03/01/31	75,000	58,072

Cingular Wireless

6.500% due 12/15/11~	390,000	363,786

Comcast Cable Communications Corp

6.750% due 01/30/11	295,000	263,902

Consolidated Edison Co NY

5.625% due 07/01/12	545,000	539,653

Constellation Energy Group Inc

7.000% due 04/01/12	565,000	591,089

Cox Communications Inc

6.875% due 06/15/05	325,000	323,099

Dominion Resources Inc VA

8.125% due 06/15/10	740,000	832,514

Duke Energy Corp

6.250% due 01/15/12	265,000	270,810

FirstEnergy Corp

6.450% due 11/15/11	220,000	214,040

MidAmerican Energy Holdings Co

6.750% due 12/30/31	285,000	279,992

Oncor Electric Delivery Co

6.375% due 05/01/12~	385,000	396,289

Pacificorp

7.700% due 11/15/31	365,000	406,543

Progress Energy Inc

6.850% due 04/15/12	200,000	208,733

7.750% due 03/01/31	245,000	263,723

PSEG Power LLC

7.750% due 04/15/11	390,000	412,951

TCI Communications Inc

7.875% due 02/15/26	715,000	611,554

TXU Corp

6.375% due 06/15/06	285,000	293,430

Verizon NJ Inc

5.875% due 01/17/12	540,000	505,521

Verizon NY Inc

6.875% due 04/01/12	540,000	538,408

Xcel Energy Inc

7.000% due 12/01/10	755,000	687,739

		9,320,311

Total Corporate Bonds & Notes (Cost $ 60,553,976)		61,274,791

MORTGAGE-BACKED SECURITIES - 22.12%

Collateralized Mortgage Obligations - 3.75%

Bear Stearns Structured Securities

7.000% due 08/25/36~"	1,000,000	1,026,562

First Union Lehman Brothers

6.560% due 11/18/35"	6,330,000	6,784,139

GMAC Commercial Mortgage Securities Inc

6.150% due 05/15/35"	1,183,279	1,242,521

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

LB-UBS Commercial Mortgage Trust

6.462% due 03/15/31"	$6,000,000	$6,350,625

Morgan Stanley Dean Witter Capital I

6.390% due 10/15/35"	4,665,000	4,905,993

PNC Mortgage Acceptance Corp

6.360% due 03/12/34"	4,510,000	4,730,487

		25,040,327

Fannie Mae - 12.69%

6.000% due 07/18/17#"	5,000,000	5,098,450

6.000% due 07/16/31#"	15,410,000	15,371,475

6.300% due 12/25/15"	265,036	267,330

6.500% due 03/01/28"	1,604,090	1,645,064

6.500% due 05/01/28"	8,502,769	8,711,740

6.500% due 08/14/32#"	28,255,000	28,678,825

7.000% due 08/01/28"	135,423	140,737

7.000% due 07/01/32#"	24,110,000	24,969,039

		84,882,660

Freddie Mac - 2.21%

6.000% due 06/18/17#"	3,650,000	3,727,563

6.000% due 07/14/28#"	8,000,000	7,982,480

6.500% due 07/15/32#"	3,000,000	3,060,930

		14,770,973

Government National Mortgage Association - 3.46%

6.500% due 04/15/32"	12,947,043	13,239,362

6.500% due 07/01/32#"	5,685,000	5,796,035

6.500% due 07/24/32#"	4,000,000	4,080,000

		23,115,397

Stripped Mortgage-Backed Security - 0.01%

Freddie Mac (IO)

7.000% due 09/01/29"	396,772	74,569

Total Mortgage-Backed Securities (Cost $ 145,193,862)		147,883,926

ASSET-BACKED SECURITIES - 3.99%

Comed Transitional Funding Trust

5.630% due 06/25/09"	6,810,000	7,129,460

DaimlerChrysler Auto Trust

6.850% due 11/06/05"	6,600,000	6,990,275

EQCC Home Equity Loan Trust

6.410% due 12/15/04"	969,336	1,003,561

Ford Credit Auto Owner Trust

6.520% due 09/15/03"	1,627,911	1,648,311

Nissan Auto Receivables Owner Trust

5.550% due 09/15/04"	6,730,000	6,828,796

Sears Credit Account Master Trust

6.350% due 02/16/07"	1,303,333	1,322,582

6.450% due 11/17/09"	1,500,000	1,601,400

The Money Store Home Equity Trust

6.440% due 09/15/24"	160,502	162,256

Total Asset-Backed Securities (Cost $ 25,850,617)		26,686,641

U.S. GOVERNMENT AGENCY ISSUE - 0.91%

Fannie Mae

7.125% due 01/15/30	5,418,000	6,086,570

Total U.S. Government Agency Issue (Cost $ 5,842,438)		6,086,570

U.S. TREASURY BONDS - 2.26%

5.375% due 02/15/31	1,450,000	1,420,321

6.250% due 05/15/30	1,205,000	1,305,684

8.000% due 11/15/21	8,830,000	11,296,890

8.875% due 02/15/19 **	820,000	1,115,561

		15,138,456

Total U.S. Treasury Bonds (Cost $ 15,188,598)		15,138,456

U.S. TREASURY NOTES - 3.78%

4.375% due 05/15/07	18,775,000	19,039,033

4.875% due 02/15/12	6,185,000	6,210,130

		25,249,163

Total U.S. Treasury Notes (Cost $ 25,315,136)		25,249,163

FOREIGN BONDS - 1.40%

Australia - 0.08%

National Australia Bank Ltd

8.600% due 05/19/10	465,000	553,487

Canada - 0.05%

Alberta Energy Co Ltd

7.375% due 11/01/31	145,000	155,322

TransCanada PipeLines Ltd

8.625% due 05/15/12	150,000	175,815

		331,137

France - 0.18%

AXA Financial CMT

8.600% due 12/15/30	260,000	298,873

France Telecom

8.250% due 03/01/11	995,000	910,089

		1,208,962

Germany - 0.04%

Deutsche Telekom International Finance BV

8.750% due 06/15/30	300,000	279,710

Netherlands - 0.02%

Telefonica Europe BV

8.250% due 09/15/30	130,000	133,002

United Kingdom - 1.03%

Barclays Bank PLC

8.550% due 09/29/49~	960,000	1,107,065

British Telecom PLC

8.375% due 12/15/10	640,000	689,942

HSBC Capital Funding LP

9.547% due 12/29/49~	825,000	973,281

10.176% due 12/29/49~	405,000	520,081

Royal Bank of Scotland Group PLC

9.118% due 03/31/49	1,240,000	1,455,438

Standard Chartered Bank

8.000% due 05/30/31~	210,000	220,896

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

United Utilities PLC

6.250% due 08/15/05	$885,000	$919,739

Vodafone Group PLC

7.750% due 02/15/10	900,000	958,595

		6,845,037

Total Foreign Bonds

(Cost $9,211,939)		9,351,335

SHORT-TERM INVESTMENTS - 15.22%

COMMERCIAL PAPER - 13.49%

Alpine Securitization

1.800% due 08/19/02	6,200,000	6,184,810

Amstel Funding Corp

1.800% due 07/16/02	6,200,000	6,195,350

BCI Funding Corp

1.790% due 07/22/02	6,100,000	6,093,631

Blue Ridge Asset Funding

1.800% due 07/16/02	6,100,000	6,095,425

Caisse DES Depots

1.770% due 07/17/02	6,200,000	6,195,123

Corporate Asset Funding

1.790% due 07/25/02	6,200,000	6,192,601

Credit Suisse First Boston

1.750% due 07/15/02	3,900,000	3,897,346

Dakota

1.780% due 07/09/02	6,200,000	6,197,548

Den Norske Bank

1.790% due 07/10/02	6,100,000	6,097,270

Dexia LLC

1.780% due 07/12/02	6,200,000	6,196,628

Eureka Securitization

1.790% due 07/18/02	6,200,000	6,194,759

Fannie Mae

1.740% due 07/10/02	6,100,000	6,097,346

Nordea North America

1.780% due 07/23/02	6,200,000	6,193,256

Old Line Funding Corp

1.790% due 07/18/02	6,200,000	6,194,759

San Paolo U.S. Financial

1.750% due 07/01/02	6,200,000	6,200,000

Total Commercial Paper		90,225,852

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.73%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $11,568,677; collateralized by U.S. Treasury Notes—market value $11,802,108 and due 04/30/03)	11,567,472	11,567,472

Total Securities Held Under Repurchase Agreement		11,567,472

Total Short-Term Investments (Cost $101,793,324)		101,793,324

TOTAL INVESTMENTS - 114.02% (Cost $850,603,797)		762,440,165

OTHER ASSETS AND LIABILITIES, NET - (14.02%)		(93,750,232)

NET ASSETS - 100.00%		$668,689,933

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $1,049,737 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2002:

Type	Number of Contracts	Unrealized Appreciation (Depreciation)

U.S. Treasury 2-Year Notes (09/02)	203	$435,477

U.S. Treasury 5-Year Notes (09/02)	28	(55,935)

U.S. Treasury 10-Year Notes (09/02)	235	(467,801)

U.S. Treasury 30-Year Notes (09/02)	35	83,839

	501	($4,420)

(b) Transactions in options for the period ended June 30, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	330	$131,050

Options Repurchased	330	131,050

Outstanding, June 30, 2002	0	$0

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
LARGE-CAP CORE PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 96.51%

Autos & Transportation - 0.81%

Lear Corp*	171,800	$7,945,750

Consumer Discretionary - 18.79%

Abercrombie & Fitch Co ‘A’*	212,800	5,132,736

AOL Time Warner Inc*	688,200	10,123,422

Cendant Corp*	531,200	8,435,456

Costco Wholesale Corp*	196,400	7,584,968

Federated Department Stores*	84,700	3,362,590

Gemstar-TV Guide International Inc*	242,600	1,307,614

Home Depot Inc	423,300	15,547,809

Jones Apparel Group Inc*	236,400	8,865,000

Liberty Media Corp ‘A’*	1,509,000	15,090,000

Marriott International Inc ‘A’	120,300	4,577,415

Mattel Inc	332,300	7,004,884

Nike Inc ‘B’	78,200	4,195,430

Target Corp	399,000	15,201,900

The Gillette Co	441,000	14,936,670

TJX Cos Inc	733,400	14,381,974

Tribune Co	130,400	5,672,400

Viacom Inc ‘B’*	197,500	8,763,075

Wal-Mart Stores Inc	375,300	20,645,253

Waste Management Inc	505,902	13,178,747

		184,007,343

Consumer Staples - 5.57%

Kraft Foods Inc ‘A’	194,900	7,981,155

Philip Morris Cos Inc	250,900	10,959,312

Procter & Gamble Co	192,600	17,199,180

The Coca-Cola Co	328,500	18,396,000

		54,535,647

Diversified - 3.90%

General Electric Co	1,315,700	38,221,085

Energy - 1.62%

Devon Energy Corp	74,000	3,646,720

Dynegy Inc ‘A’	284,300	2,046,960

El Paso Corp	351,000	7,234,110

Valero Energy Corp	77,100	2,885,082

		15,812,872

Financial Services - 22.23%

AMBAC Financial Group Inc	383,615	25,778,928

Bank One Corp	316,400	12,175,072

Capital One Financial Corp	252,300	15,402,915

CIGNA Corp	278,100	27,092,502

Citigroup Inc	959,117	37,165,784

Countrywide Credit Industries Inc	225,800	10,894,850

E*TRADE Group Inc*	221,700	1,210,482

Fannie Mae	357,800	26,387,750

Goldman Sachs Group Inc	167,800	12,308,130

The Allstate Corp	267,200	9,881,056

The Charles Schwab Corp	351,200	3,933,440

U.S. Bancorp	916,041	21,389,557

Wachovia Corp	140,700	5,371,926

Washington Mutual Inc	231,900	8,605,809

		217,598,201

Health Care - 12.33%

Abbott Laboratories	79,300	2,985,645

Amgen Inc*	178,900	7,492,332

Baxter International Inc	144,200	6,409,690

Eli Lilly & Co	285,900	16,124,760

Human Genome Sciences Inc*	80,540	1,079,236

Johnson & Johnson	260,720	13,625,227

Merck & Co Inc	185,900	9,413,976

Pfizer Inc	679,775	23,792,125

Pharmacia Corp	267,285	10,009,823

Schering-Plough Corp	303,800	7,473,480

Tenet Healthcare Corp*	103,300	7,391,115

Wyeth	291,300	14,914,560

		120,711,969

Integrated Oils - 6.65%

ChevronTexaco Corp	269,700	23,868,450

Conoco Inc	283,900	7,892,420

Exxon Mobil Corp	690,834	28,268,927

GlobalSantaFe Corp	184,260	5,039,511

		65,069,308

Materials & Processing - 3.31%

Alcoa Inc	331,416	10,986,441

Allegheny Technologies Inc	271,866	4,295,483

Monsanto Co	234,800	4,179,440

Temple-Inland Inc	106,500	6,162,090

The Dow Chemical Co	196,600	6,759,108

		32,382,562

Producer Durables - 1.36%

American Tower Corp ‘A’*	568,300	1,960,635

Applied Materials Inc*	155,400	2,955,708

Goodrich Corp	98,500	2,691,020

United Technologies Corp	84,200	5,717,180

		13,324,543

Technology - 13.70%

Altera Corp*	286,600	3,897,760

Applied Biosystems Group-Applera Corp	184,800	3,601,752

BEA Systems Inc*	161,500	1,519,715

CIENA Corp*	177,400	743,306

Cisco Systems Inc*	1,037,300	14,470,335

Dell Computer Corp*	279,900	7,316,586

Harris Corp	23,100	837,144

Hewlett-Packard Co	381,108	5,823,330

IBM Corp	207,700	14,954,400

Intel Corp	915,600	16,728,012

Microsoft Corp*	629,400	34,063,128

Motorola Inc	457,300	6,594,266

NCR Corp*	303,300	10,494,180

Oracle Corp*	279,600	2,647,812

QUALCOMM Inc*	145,500	3,999,795

Sun Microsystems Inc*	798,000	3,997,980

Symbol Technologies Inc	285,700	2,428,450

		134,117,951

Utilities - 6.24%

AT&T Wireless Services Inc*	605,100	3,539,835

Comcast Corp ‘A’*	158,400	3,711,312

DTE Energy Co	175,700	7,843,248

PG&E Corp*	502,600	8,991,514

Pinnacle West Capital Corp	216,900	8,567,550

SBC Communications Inc	350,200	10,681,100

Sprint Corp-PCS Group*	941,500	4,208,505

Verizon Communications Inc	337,846	13,564,517

		61,107,581

Total Common Stocks (Cost $1,201,094,352)		944,834,812

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
LARGE-CAP CORE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value
FOREIGN COMMON STOCKS - 2.84%

Bermuda - 1.81%

Accenture Ltd ‘A’*	195,300	$3,710,700

Tyco International Ltd	1,035,107	13,984,296

		17,694,996

Netherlands - 1.03%

Unilever NV ‘NY’	156,400	10,134,720

Total Foreign Common Stocks (Cost $53,848,181)		27,829,716

	Principal Amount
SHORT-TERM INVESTMENT - 0.48%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.48%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $4,730,240; collateralized by U.S. Treasury Bonds—market value $4,826,676 and due 10/31/02)	$4,729,747	4,729,747

Total Securities Held Under Repurchase Agreement		4,729,747

Total Short-Term Investment (Cost $4,729,747)		4,729,747

TOTAL INVESTMENTS - 99.83% (Cost $1,259,672,280)		977,394,275

OTHER ASSETS AND LIABILITIES, NET - 0.17%		1,686,297

NET ASSETS - 100.00%		$979,080,572

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 1.48%

Autos & Transportation - 1.48%

General Motors Corp*	52,000	$1,366,040

Total Convertible Preferred Stock (Cost $1,414,972)		1,366,040

COMMON STOCKS - 85.42%

Autos & Transportation - 6.74%

Delphi Corp	54,585	720,522

General Motors Corp	30,000	1,603,500

Lear Corp*	68,060	3,147,775

Tower Automotive Inc*	52,565	733,282

		6,205,079

Consumer Discretionary - 28.50%

Allied Waste Industries Inc*	147,740	1,418,304

Arbitron Inc*	9,877	308,162

Bally Total Fitness Holding Corp*	20,310	380,000

Blockbuster Inc ‘A’	44,315	1,192,073

Hilton Hotels Corp	36,045	501,026

Liberty Media Corp ‘A’*	549,725	5,497,250

Liz Claiborne Inc	49,860	1,585,548

Mattel Inc	92,705	1,954,221

McGraw-Hill Cos Inc	3,400	202,980

New York Times Co ‘A’	10,870	559,805

Station Casinos Inc*	71,495	1,276,186

The Interpublic Group of Cos Inc	127,910	3,167,052

Toys R Us Inc*	151,315	2,643,473

Valassis Communications Inc*	116,480	4,251,520

Viacom Inc ‘B’*	29,365	1,302,925

		26,240,525

Consumer Staples - 0.99%

Vector Group Ltd	51,804	911,750

Diversified - 3.91%

Honeywell International Inc	77,285	2,722,750

SPX Corp*	7,500	881,250

		3,604,000

Energy - 5.82%

Apache Corp	35,116	2,018,468

El Paso Corp	114,582	2,361,535

Ocean Energy Inc	45,315	981,976

		5,361,979

Financial Services - 14.18%

American Express Co	35,425	1,286,636

Berkshire Hathaway Inc ‘B’*	1,425	3,183,450

Citigroup Inc	16,820	651,775

Fannie Mae	56,465	4,164,294

Moody’s Corp	54,200	2,696,450

SLM Corp	11,030	1,068,807

		13,051,412

Materials & Processing - 5.01%

Cytec Industries Inc*	3,070	96,521

Monsanto Co	6,395	113,831

Packaging Corp of America*	124,520	2,476,703

Rayonier Inc	39,190	1,925,404

		4,612,459

Producer Durables - 0.56%

Alliant Techsystems Inc*	8,055	513,909

Technology - 15.20%

Advanced Micro Devices Inc*	43,530	423,112

Apple Computer Inc*	198,545	3,518,217

Cadence Design Systems Inc*	231,610	3,733,553

Ceridian Corp*	188,365	3,575,168

Computer Associates International Inc	172,605	2,742,693

		13,992,743

Utilities - 4.51%

AT&T Corp	99,000	1,059,300

Kinder Morgan Inc	12,005	456,430

Kinder Morgan Management LLC*	86,264	2,631,052

		4,146,782

Total Common Stocks (Cost $82,197,167)		78,640,638

FOREIGN COMMON STOCKS - 9.65%

Bermuda - 2.43%

Tyco International Ltd	165,265	2,232,730

Japan - 1.05%

Nissan Motor Co Ltd	140,000	970,639

Mexico - 5.13%

Cemex SA de CV ADR	145,610	3,838,280

Grupo TMM SA de CV ADR*	128,050	884,826

		4,723,106

South Korea - 1.04%

SK Corp	55,720	958,773

Total Foreign Common Stocks (Cost $8,328,460)		8,885,248

	Principal Amount

CORPORATE BOND - 0.00%

Consumer Discretionary - 0.00%

Ames Department Stores Inc 10.000% due 04/15/06##	$125,000	1,875

Total Corporate Bond (Cost $60,245)		1,875

CONVERTIBLE CORPORATE BOND - 1.16%

Consumer Staples - 1.16%

Vector Group Ltd 6.250% due 07/15/08~	1,460,000	1,071,275

Total Convertible Corporate Bond (Cost $1,460,000)		1,071,275

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 6.84%

COMMERCIAL PAPER - 6.84%

Federal Home Loan Bank 1.690% due 07/10/02	$5,000,000	$4,997,888

Prudential Funding Corp 1.850% due 07/01/02	1,300,000	1,300,000

Total Commercial Paper		6,297,888

Total Short-Term Investments (Cost $6,297,888)		6,297,888

TOTAL INVESTMENTS - 104.55% (Cost $99,758,732)		96,262,964

OTHER ASSETS AND LIABILITIES, NET - (4.55%)		(4,191,820)

NET ASSETS - 100.00%		$92,071,144

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 75.62%

Consumer Discretionary - 21.04%

Amazon.com Inc*	1,968,305	$31,984,956

AOL Time Warner Inc*	1,039,063	15,284,617

Charter Communications Inc ‘A’*	1,313,805	5,360,324

Clear Channel Communications Inc*	364,250	11,663,285

Dollar Tree Stores Inc*	810,840	31,955,204

eBay Inc*	385,170	23,734,176

EchoStar Communications Corp ‘A’*	415,550	7,712,608

Electronic Arts Inc*	722,735	47,736,647

Home Depot Inc	464,705	17,068,615

Liberty Media Corp ‘A’*	7,512,606	75,126,060

The Stanley Works	210,110	8,616,611

Tiffany & Co	341,125	12,007,600

TMP Worldwide Inc*	427,860	9,198,990

USA Interactive*	891,160	20,897,702

Viacom Inc ‘B’*	842,384	37,376,578

		355,723,973

Diversified - 2.14%

Honeywell International Inc	1,029,865	36,282,144

Energy - 3.97%

BJ Services Co*	1,050,415	35,588,060

Patterson-UTI Energy Inc*	144,430	4,077,259

Smith International Inc*	402,610	27,453,976

		67,119,295

Financial Services - 17.75%

AFLAC Inc	1,009,575	32,306,400

Berkshire Hathaway Inc ‘B’*	24,095	53,828,230

CIGNA Corp	217,565	21,195,182

Citigroup Inc	921,465	35,706,769

E*TRADE Group Inc*	1,755,695	9,586,095

Fannie Mae	540,755	39,880,681

Fifth Third Bancorp	444,295	29,612,262

Goldman Sachs Group Inc	390,125	28,615,669

Household International Inc	332,980	16,549,106

The Allstate Corp	889,725	32,902,030

		300,182,424

Health Care - 20.94%

AmerisourceBergen Corp	247,195	18,786,820

Anthem Inc*	316,100	21,330,428

Cardinal Health Inc	340,700	20,922,387

Forest Laboratories Inc*	347,230	24,583,884

Genentech Inc*	202,255	6,775,542

Guidant Corp*	528,740	15,983,810

Laboratory Corp of America Holdings*	938,275	42,832,254

McKesson Corp	506,685	16,568,600

Millennium Pharmaceuticals Inc*	412,710	5,014,426

Pfizer Inc	1,968,350	68,892,250

Schering-Plough Corp	744,945	18,325,647

Tenet Healthcare Corp*	675,970	48,365,654

UnitedHealth Group Inc	206,255	18,882,645

Wyeth	524,540	26,856,448

		354,120,795

Integrated Oils - 0.62%

Murphy Oil Corp	126,740	10,456,050

Technology - 4.62%

Analog Devices Inc*	542,785	16,120,714

Brocade Communications Systems Inc*	488,215	8,533,998

Electronic Data Systems Corp	188,895	7,017,449

General Dynamics Corp	35,570	3,782,870

National Semiconductor Corp*	390,655	11,395,406

Raytheon Co	765,930	31,211,648

		78,062,085

Utilities - 4.54%

Cablevision Systems Corp ‘A’*	1,196,820	11,321,917

Comcast Corp ‘A’*	1,255,190	29,409,102

Cox Communications Inc ‘A’*	991,665	27,320,371

Rainbow Media Group ‘A’*	994,830	8,704,762

		76,756,152

Total Common Stocks (Cost $1,536,572,637)		1,278,702,918

FOREIGN COMMON STOCKS - 8.26%

Bermuda - 2.53%

Accenture Ltd ‘A’*	747,365	14,199,935

XL Capital Ltd ‘A’	336,885	28,534,160

		42,734,095

Brazil - 0.97%

Petroleo Brasileiro SA ADR	870,715	16,421,685

Canada - 1.42%

Celestica Inc*	1,054,070	23,937,930

Finland - 2.49%

Nokia Corp ADR	2,908,330	42,112,618

Netherlands - 0.44%

ASML Holding NV ‘NY’*	490,600	7,417,872

Singapore - 0.41%

Flextronics International Ltd*	978,505	6,976,741

Total Foreign Common Stocks (Cost $243,345,586)		139,600,941

	Principal Amount
SHORT-TERM INVESTMENTS - 14.47%

COMMERCIAL PAPER - 14.47%

Citigroup Inc

1.850% due 07/01/02	$29,900,000	29,900,000

Fannie Mae

1.700% due 07/12/02	40,000,000	39,979,222

3.410% due 07/12/02	15,000,000	14,992,215

3.480% due 07/26/02	20,000,000	19,976,380

Federal Home Loan Bank

1.690% due 07/05/02	35,000,000	34,993,428

1.690% due 07/08/02	20,000,000	19,993,428

1.690% due 07/10/02	35,000,000	34,985,212

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
Freddie Mac

1.720% due 07/29/02	$25,000,000	$24,966,556

1.725% due 07/16/02	25,000,000	24,982,031

Total Commercial Paper		244,768,472

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.00%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $16,002; collateralized by U.S. Treasury Bonds—market value $23,149 and due 08/15/15)	16,000	16,000

Total Securities Held Under Repurchase Agreement		16,000

Total Short-Term Investments (Cost $244,751,915)		244,784,472

TOTAL INVESTMENTS - 98.35% (Cost $2,024,670,138)		1,663,088,331

OTHER ASSETS AND LIABILITIES, NET - 1.65%		27,905,066

NET ASSETS - 100.00%		$1,690,993,397

Note to Schedule of Investments

(a) Forward foreign currency contracts outstanding at June 30, 2002, were summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Buy	ED	9,300,000	10/02	$361,114

Sell		15,900,000	10/02	(1,548,369)

Buy		5,900,000	11/02	337,535

Sell		5,900,000	11/02	(523,802)

Sell		11,700,000	01/03	(397,826)

				($1,771,348)

Principal amount denoted in the indicated currency:

ED - Eurodollar

See Notes to Financial Statements

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 71.47%

Consumer Discretionary - 31.28%

AMN Healthcare Services Inc*	8,520	$298,285

AOL Time Warner Inc*	81,975	1,205,852

Barnes & Noble Inc*	49,900	1,318,857

Cendant Corp*	130,460	2,071,705

Clear Channel Communications Inc*	17,895	572,998

Costco Wholesale Corp*	45,195	1,745,431

Fred’s Inc	4,185	153,924

Hispanic Broadcasting Corp*	92,335	2,409,944

Metro-Goldwyn-Mayer Inc*	50,395	589,622

Mohawk Industries Inc*	17,050	1,049,086

Playtex Products Inc*	63,750	825,562

Radio One Inc ‘D’*	35,170	522,978

Univision Communications Inc ‘A’*	3,510	110,214

USA Interactive*	69,035	1,618,871

Westwood One Inc*	16,920	565,466

		15,058,795

Consumer Staples - 5.79%

Performance Food Group Co*	82,340	2,788,032

Energy - 3.56%

Halliburton Co	69,905	1,114,286

Premcor Inc*	23,310	599,533

		1,713,819

Financial Services - 14.86%

Arthur J. Gallagher & Co	16,910	585,931

Berkshire Hathaway Inc ‘B’*	1,180	2,636,120

E*TRADE Group Inc*	350,380	1,913,075

Lehman Brothers Holdings Inc	8,490	530,795

Sovereign Bancorp Inc	20,960	313,352

The Bank of New York Co Inc	34,725	1,171,969

		7,151,242

Health Care - 7.46%

Anthem Inc*	12,395	836,415

HealthSouth Corp*	155,660	1,990,891

Tenet Healthcare Corp*	10,645	761,650

		3,588,956

Materials & Processing - 2.66%

LNR Property Corp	37,170	1,282,365

Producer Durables - 4.03%

Flowserve Corp*	65,075	1,939,235

Utilities - 1.83%

The AES Corp*	162,640	881,509

Total Common Stocks (Cost $35,046,694)		34,403,953

FOREIGN COMMON STOCKS - 18.56%

Bermuda - 7.43%

Tyco International Ltd	142,060	1,919,231

XL Capital Ltd ‘A’	19,585	1,658,849

		3,578,080

Brazil - 2.06%

Empresa Bras de Aeronautica SA ADR	46,241	989,557

Canada - 4.90%

EnCana Corp	68,442	2,114,196

EnCana Corp ‘NY’	8,035	245,871

		2,360,067

Israel - 1.27%

Check Point Software Technologies*	29,835	404,563

Taro Pharmaceuticals Industries*	8,485	208,052

		612,615

United Kingdom - 2.90%

Smith & Nephew PLC	250,443	1,393,628

Total Foreign Common Stocks (Cost $9,654,479)		8,933,947

	Principal Amount

CONVERTIBLE CORPORATE BOND - 0.60%

Health Care - 0.60%

Sepracor Inc

7.000% due 12/15/05	$420,000	289,800

Total Convertible Corporate Bond (Cost $309,577)		289,800

SHORT-TERM INVESTMENTS - 9.07%

COMMERCIAL PAPER - 8.93%

Freddie Mac

1900% due 07/01/02	2,300,000	2,300,000

Prudential Funding Corp

1.850% due 07/01/02	2,000,000	2,000,000

Total Commercial Paper		4,300,000

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.14%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $65,007; collateralized by U.S. Treasury Bonds—market value $67,018 and due 08/15/22)	$65,000	$65,000

Total Securities Held Under Repurchase Agreement		65,000

Total Short-Term Investments (Cost $4,365,000)		4,365,000

TOTAL INVESTMENTS - 99.70% (Cost $49,375,750)		47,992,700

OTHER ASSETS AND LIABILITIES, NET - 0.30%		146,436

NET ASSETS - 100.00%		$48,139,136

See Notes to Financial Statements

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.91%

Autos & Transportation - 4.47%

Atlantic Coast Airlines Holdings Inc*	564,000	$12,238,800

Delphi Corp	1,166,000	15,391,200

Navistar International Corp	341,300	10,921,600

		38,551,600

Consumer Discretionary - 23.22%

ARAMARK Corp ‘B’*	871,200	21,780,000

BJ’s Wholesale Club Inc*	333,800	12,851,300

Black & Decker Corp	301,200	14,517,840

Convergys Corp*	783,400	15,260,632

Foot Locker Inc*	847,700	12,249,265

International Game Technology*	297,100	16,845,570

Mattel Inc	678,900	14,311,212

Newell Rubbermaid Inc	357,300	12,526,938

Nike Inc ‘B’	324,600	17,414,790

Polo Ralph Lauren Corp*	658,700	14,754,880

The Gap Inc	1,100,800	15,631,360

The Interpublic Group of Cos Inc	552,300	13,674,948

The Pittston Co	145,200	3,484,800

TJX Cos Inc	765,000	15,001,650

		200,305,185

Consumer Staples - 4.02%

Carolina Group	736,600	19,925,030

Interstate Bakeries Corp	328,700	9,492,856

UST Inc	155,400	5,283,600

		34,701,486

Energy - 4.58%

Baker Hughes Inc	372,100	12,387,209

Burlington Resources Inc	371,700	14,124,600

Cooper Cameron Corp*	268,200	12,986,244

		39,498,053

Financial Services - 21.60%

AMBAC Financial Group Inc	280,250	18,832,800

Archstone-Smith Trust	400,500	10,693,350

Charter One Financial Inc	498,100	17,124,678

D&B Corp*	334,000	11,038,700

Equifax Inc	526,900	14,226,300

Federated Investors Inc ‘B’	400,500	13,845,285

Health Care Property Investors Inc	308,500	13,234,650

Investment Technology Group Inc*	326,700	10,683,090

Mercantile Bankshares Corp	348,800	14,311,264

North Fork Bancorp Inc	277,300	11,039,313

Principal Financial Group*	378,000	11,718,000

SEI Investments Corp	308,600	8,693,262

SouthTrust Corp	769,800	20,107,176

St. Paul Cos Inc	278,300	10,831,436

		186,379,304

Health Care - 13.64%

Allergan Inc	204,700	13,663,725

Barr Laboratories Inc*	133,600	8,487,608

Biogen Inc*	163,400	6,769,662

DaVita Inc*	468,200	11,143,160

First Health Group Corp*	735,500	20,623,420

Genzyme Corp-General Division*	190,400	3,663,296

IMS Health Inc	228,200	4,096,190

King Pharmaceuticals Inc*	500,200	11,129,450

Lincare Holdings Inc*	309,500	9,996,850

Universal Health Services Inc ‘B’*	296,500	14,528,500

Watson Pharmaceuticals Inc*	536,800	13,564,936

		117,666,797

Materials & Processing - 7.89%

American Standard Cos Inc*	221,500	16,634,650

Bowater Inc	281,600	15,310,592

Cabot Microelectronics Corp*	233,900	10,095,124

MeadWestvaco Corp	413,500	13,877,060

PPG Industries Inc	196,600	12,169,540

		68,086,966

Producer Durables - 5.95%

Lexmark International Inc*	208,200	11,326,080

Pitney Bowes Inc	464,000	18,430,080

Polycom Inc*	598,300	7,173,617

Rockwell Collins Inc	525,500	14,409,210

		51,338,987

Technology - 7.32%

BMC Software Inc*	1,040,000	17,264,000

Gartner Inc ‘A’*	814,200	8,223,420

Harris Corp	365,800	13,256,592

Intuit Inc*	152,700	7,592,244

Maxtor Corp*	1,989,700	8,993,444

NCR Corp*	225,600	7,805,760

Veritas Software Corp*	1	20

		63,135,480

Utilities - 3.22%

Entergy Corp	313,000	13,283,720

FirstEnergy Corp	434,200	14,493,596

		27,777,316

Total Common Stocks (Cost $828,001,269)		827,441,174

FOREIGN COMMON STOCK - 1.08%

Canada - 1.08%

Celestica Inc*	409,100	9,290,661

Total Foreign Common Stock (Cost $13,407,720)		9,290,661

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.74%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.74%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $23,649,463; collateralized by U.S. Treasury Bonds—market value $24,121,076 and due 08/15/15)	$23,647,000	$23,647,000

Total Securities Held Under Repurchase Agreement		23,647,000

Total Short-Term Investment (Cost $23,647,000)		23,647,000

TOTAL INVESTMENTS - 99.73% (Cost $865,055,989)		860,378,835

OTHER ASSETS AND LIABILITIES, NET - 0.27%		2,362,999

NET ASSETS - 100.00%		$862,741,834

See Notes to Financial Statements

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.72%

Denmark - 2.86%

Danske Bank AS	1,794,000	$33,133,176

Finland - 2.12%

Nokia Corp	1,670,000	24,506,856

France - 13.66%

Alcatel SA	850,470	5,928,633

Aventis SA	567,320	40,306,299

AXA	1,538,728	28,217,970

Societe Generale ‘A’	608,000	40,156,175

TotalFinaElf SA	267,095	43,480,096

		158,089,173

Germany - 6.38%

Deutsche Bank AG	580,000	40,403,130

Siemens AG	555,000	33,385,831

		73,788,961

Italy - 5.59%

ENI SPA	2,835,250	45,200,179

Sanpaolo IMI SPA	1,930,000	19,416,634

		64,616,813

Japan - 4.40%

Canon Inc	670,000	25,352,713

Kao Corp	1,108,000	25,544,669

		50,897,382

Netherlands - 15.12%

ABN Amro Holding NV	2,125,720	38,708,889

Aegon NV	1,355,000	28,323,730

Heineken NV	797,012	35,072,127

ING Groep NV	1,350,862	34,778,212

Royal Dutch Petroleum Co	681,240	38,045,401

		174,928,359

Spain - 2.94%

Endesa SA	2,336,880	34,038,625

Switzerland - 11.76%

Nestle SA	204,630	47,854,569

Novartis AG	1,204,800	53,143,388

UBS AG	695,000	35,059,139

		136,057,096

United Kingdom - 30.89%

AstraZeneca PLC (STOC)	91,160	3,795,228

AstraZeneca PLC (UK1)	884,365	36,677,186

Barclays PLC	5,708,000	48,201,215

BP PLC	4,390,430	36,974,246

Cadbury Schweppes PLC	6,157,797	46,370,954

Diageo PLC	3,754,187	48,874,283

GlaxoSmithKline PLC	1,791,576	38,891,310

HSBC Holdings PLC	3,814,400	43,997,958

HSBC Holdings PLC (HK) Reg	165,604	1,900,212

Unilever PLC	5,628,100	51,702,287

		357,384,879

Total Common Stocks (Cost $1,247,182,159)		1,107,441,320

	Principal Amount
SHORT-TERM INVESTMENT - 7.41%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 7.41%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $85,778,117; collateralized by U.S. Treasury Bonds—market value $48,960,477 and due 11/15/12; and market value $38,525,489 and due 02/15/19)	$85,769,183	85,769,183

Total Securities Held Under Repurchase Agreement		85,769,183

Total Short-Term Investment (Cost $85,769,183)		85,769,183

TOTAL INVESTMENTS - 103.13% (Cost $1,332,951,342)		1,193,210,503

OTHER ASSETS AND LIABILITIES, NET - (3.13%)		(36,265,512)

NET ASSETS - 100.00%		$1,156,944,991

Note to Schedule of Investments

(a) At June 30, 2002, the portfolio’s investments were diversified as a percentage of net assets as follows:

Financial Services	33.9%

Consumer Staples	19.9%

Health Care	14.9%

Energy	7.7%

Short-Term Investments	7.4%

Integrated Oils	6.5%

Technology	4.8%

Utilities	2.9%

Diversified	2.9%

Materials & Processing	2.2%

Other	-3.1%
See Notes to Financial Statements

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.47%

Utilities - 0.47%

KeySpan Corp*	13,110	$684,342

Total Convertible Preferred Stock (Cost $655,500)		684,342

COMMON STOCKS - 81.26%

Autos & Transportation - 2.12%

American Axle & Manufacturing Inc*	29,600	880,304

FedEx Corp	20,430	1,090,962

Union Pacific Corp	2,800	177,184

United Parcel Service Inc ‘B’	14,700	907,725

		3,056,175

Consumer Discretionary - 20.10%

AOL Time Warner Inc*	98,900	1,454,819

Avon Products Inc	12,300	642,552

Best Buy Co Inc*	15,900	577,170

BJ’s Wholesale Club Inc*	41,000	1,578,500

Charter Communications Inc ‘A’*	180,120	734,889

Clear Channel Communications Inc*	61,190	1,959,304

Costco Wholesale Corp*	22,940	885,943

EchoStar Communications Corp ‘A’*	120,980	2,245,389

Fox Entertainment Group Inc ‘A’*	68,160	1,482,480

General Motors Corp ‘H’*	62,100	645,840

Hilton Hotels Corp	70,000	973,000

Home Depot Inc	47,200	1,733,656

Lamar Advertising Co*	40,470	1,505,889

Outback Steakhouse Inc*	20,500	719,550

Sabre Holdings Corp*	19,800	708,840

Starwood Hotels & Resorts Worldwide Inc	39,900	1,312,311

Target Corp	47,000	1,790,700

The E.W. Scripps Co ‘A’	3,500	269,500

The Walt Disney Co	76,500	1,445,850

Viacom Inc ‘B’*	126,824	5,627,181

Waste Management Inc	12,300	320,415

Westwood One Inc*	12,800	427,776

		29,041,554

Consumer Staples - 2.00%

CVS Corp	16,300	498,780

Philip Morris Cos Inc	38,500	1,681,680

Safeway Inc*	24,430	713,112

		2,893,572

Diversified - 1.45%

General Electric Co	62,400	1,812,720

ITT Industries Inc	200	14,120

SPX Corp*	2,300	270,250

		2,097,090

Energy - 5.53%

Anadarko Petroleum Corp	26,400	1,301,520

Apache Corp	37,259	2,141,647

Baker Hughes Inc	11,000	366,190

Dynegy Inc ‘A’	101,690	732,168

El Paso Corp	79,319	1,634,765

Grant Prideco Inc*	127,240	1,730,464

Valero Energy Corp	2,100	78,582

		7,985,336

Financial Services - 16.64%

American Express Co	14,900	541,168

American International Group Inc	22,680	1,547,456

Bank of America Corp	16,600	1,167,976

Chubb Corp	15,500	1,097,400

Citigroup Inc	51,020	1,977,025

Comerica Inc	17,800	1,092,920

FleetBoston Financial Corp	22,100	714,935

Goldman Sachs Group Inc	16,690	1,224,212

Household International Inc	39,200	1,948,240

Lehman Brothers Holdings Inc	10,500	656,460

Mellon Financial Corp	62,900	1,976,947

Merrill Lynch & Co Inc	71,400	2,891,700

MetLife Inc	25,730	741,024

Morgan Stanley Dean Witter & Co	35,830	1,543,556

SunGard Data Systems Inc*	35,500	940,040

The Hartford Financial Services Group Inc	19,400	1,153,718

Travelers Property Casualty Corp ‘A’*	87,200	1,543,440

UnumProvident Corp	50,750	1,291,588

		24,049,805

Health Care - 10.40%

Allergan Inc	6,800	453,900

Baxter International Inc	37,400	1,662,430

Eli Lilly & Co	27,600	1,556,640

Genzyme Corp-General Division*	49,000	942,760

Johnson & Johnson	28,700	1,499,862

Pfizer Inc	144,400	5,054,000

Pharmacia Corp	43,440	1,626,828

Wyeth	43,660	2,235,392

		15,031,812

Integrated Oils - 2.46%

GlobalSantaFe Corp	127,233	3,479,823

Transocean Inc	2,500	77,875

		3,557,698

Materials & Processing - 4.12%

Bowater Inc	33,200	1,805,084

Georgia-Pacific Co	2,900	71,282

Praxair Inc	27,800	1,583,766

Smurfit-Stone Container Corp*	71,880	1,108,390

Temple-Inland Inc	2,900	167,794

The Dow Chemical Co	33,200	1,141,416

Weyerhaeuser Co	1,300	83,005

		5,960,737

Producer Durables - 3.17%

Agilent Technologies Inc*	12,700	300,355

Danaher Corp	31,700	2,103,295

Illinois Tool Works Inc	15,800	1,079,140

Lam Research Corp*	26,200	471,076

Novellus Systems Inc*	3,100	105,400

Tektronix Inc*	13,540	253,333

Teradyne Inc*	11,200	263,200

		4,575,799

Technology - 11.34%

Analog Devices Inc*	48,490	1,440,153

Applied Biosystems Group-Applera Corp	58,820	1,146,402

Atmel Corp*	187,220	1,171,997

Ceridian Corp*	15,800	299,884

Cisco Systems Inc*	128,000	1,785,600

Dell Computer Corp*	66,630	1,741,708

Emulex Corp*	35,010	788,075

Fairchild Semiconductor Int’l Inc ‘A’*	44,070	1,070,901

Hewlett-Packard Co	62,068	948,399

Microsoft Corp*	27,760	1,502,371
See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Motorola Inc	38,300	$552,286

National Semiconductor Corp*	9,900	288,783

Oracle Corp*	117,020	1,108,179

PeopleSoft Inc*	40,300	599,664

QLogic Corp*	17,560	669,036

Texas Instruments Inc	17,210	407,877

Veritas Software Corp*	44,090	872,541

		16,393,856

Utilities - 1.93%

AT&T Corp	30,400	325,280

AT&T Wireless Services Inc*	152,400	891,540

Kinder Morgan Inc	27,900	1,060,758

The AES Corp*	94,480	512,082

Winstar Communications Inc*	2,410	6

		2,789,666

Total Common Stocks (Cost $141,550,884)		117,433,100

FOREIGN COMMON STOCKS - 10.48%

Bermuda - 3.79%

ACE Ltd	59,490	1,879,884

Tyco International Ltd	86,610	1,170,101

XL Capital Ltd ‘A’	28,700	2,430,890

		5,480,875

Brazil - 0.86%

Aracruz Celulose SA ADR	62,200	1,244,000

Canada - 1.81%

Abitibi-Consolidated Inc	170,700	1,575,561

EnCana Corp	33,797	1,044,000

		2,619,561

Finland - 0.71%

Nokia Corp ADR	70,500	1,020,840

Israel - 0.43%

Partner Communications ADR*	147,390	619,038

Netherlands - 0.60%

STMicroelectronics NV ‘NY’	35,900	873,447

Singapore - 0.48%

Flextronics International Ltd*	96,750	689,828

United Kingdom - 1.80%

Amdocs Ltd*	51,000	385,050

Shire Pharmaceuticals Group PLC*	108,200	961,697

Vodafone Group PLC	622,700	857,346

Willis Group Holdings Ltd*	12,100	398,211

		2,602,304

Total Foreign Common Stocks (Cost $20,980,476)		15,149,893

	Principal Amount
SHORT-TERM INVESTMENT - 8.32%

COMMERCIAL PAPER - 8.32%

Fannie Mae 1.900% due 07/01/02	$12,020,000	12,020,000

Total Commercial Paper		12,020,000

Total Short-Term Investment (Cost $12,020,000)		12,020,000

TOTAL INVESTMENTS - 100.53% (Cost $175,206,860)		145,287,335

OTHER ASSETS AND LIABILITIES, NET - (0.53%)		(768,646)

NET ASSETS - 100.00%		$144,518,689

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 86.50%

Autos & Transportation - 0.99%

Harley-Davidson Inc	17,000	$871,590

Consumer Discretionary - 24.47%

ARAMARK Corp ‘B’*	4,300	107,500

Best Buy Co Inc*	16,500	598,950

BJ’s Wholesale Club Inc*	14,110	543,235

Brinker International Inc*	17,200	546,100

Circuit City Stores Inc	11,800	221,250

Clear Channel Communications Inc*	1,900	60,838

Dollar Tree Stores Inc*	19,500	768,495

EchoStar Communications Corp ‘A’*	120,220	2,231,283

Entercom Communications Corp*	5,000	229,500

Family Dollar Stores Inc	6,200	218,550

General Motors Corp ‘H’*	96,950	1,008,280

Hearst-Argyle Television Inc*	6,100	137,555

LIN TV Corp ‘A’*	6,300	170,352

McGraw-Hill Cos Inc	30,300	1,808,910

New York Times Co ‘A’	5,700	293,550

Nike Inc ‘B’	23,700	1,271,505

Outback Steakhouse Inc*	35,600	1,249,560

Pier 1 Imports Inc	7,800	163,800

Sabre Holdings Corp*	32,200	1,152,760

Scholastic Corp*	60,400	2,289,160

Talbots Inc	27,860	975,100

The E.W. Scripps Co ‘A’	2,700	207,900

Tiffany & Co	29,300	1,031,360

Tribune Co	17,100	743,850

Univision Communications Inc ‘A’*	33,400	1,048,760

VeriSign Inc*	314,290	2,259,745

Weight Watchers International Inc*	950	41,268

Westwood One Inc*	4,600	153,732

		21,532,848

Consumer Staples - 3.10%

CVS Corp	41,940	1,283,364

Kroger Co*	72,700	1,446,730

		2,730,094

Energy - 5.92%

Baker Hughes Inc	34,600	1,151,834

BJ Services Co*	6,200	210,056

Devon Energy Corp	35,970	1,772,602

Diamond Offshore Drilling Inc	16,200	461,700

Newfield Exploration Co*	29,800	1,107,666

Noble Corp*	13,100	505,660

		5,209,518

Financial Services - 13.47%

Arthur J. Gallagher & Co	28,770	996,880

CheckFree Corp*	96,240	1,505,194

Comerica Inc	6,900	423,660

Concord EFS Inc*	17,610	530,765

DST Systems Inc*	24,360	1,113,496

Federal Agriculture Mortgage Corp ‘C’*	1,400	37,380

First Tennessee National Corp	11,100	425,130

Fiserv Inc*	17,800	653,438

Global Payments Inc	20,130	598,868

Investment Technology Group Inc*	2,700	88,290

Jack Henry & Associates Inc	33,200	554,108

Principal Financial Group*	16,430	509,330

S1 Corp*	215,010	1,588,924

SouthTrust Corp	27,900	728,748

SunGard Data Systems Inc*	47,600	1,260,448

The BISYS Group Inc*	25,100	835,830

		11,850,489

Health Care - 12.97%

Allergan Inc	14,200	947,850

Caremark Rx Inc*	77,300	1,275,450

Cytyc Corp*	286,160	2,180,539

Genzyme Corp-General Division*	47,200	908,128

HealthSouth Corp*	143,920	1,840,737

IMPATH Inc*	38,520	691,434

IMS Health Inc	116,850	2,097,457

Lincare Holdings Inc*	21,590	697,357

Mylan Laboratories Inc	10,900	341,715

Stryker Corp	7,700	412,027

Visx Inc*	2,000	21,800

		11,414,494

Producer Durables - 3.35%

American Tower Corp ‘A’*	250,170	863,086

Cable Design Technologies Corp*	15,540	159,285

Crown Castle International Corp*	373,800	1,469,034

Novellus Systems Inc*	11,200	380,800

SBA Communications Corp*	55,420	78,142

		2,950,347

Technology - 22.23%

Advanced Fibre Communications Inc*	79,020	1,306,991

Advanced Micro Devices Inc*	20,600	200,232

Applied Biosystems Group-Applera Corp	41,720	813,123

Aware Inc*	890	3,382

BEA Systems Inc*	79,320	746,401

Broadcom Corp ‘A’*	28,600	501,644

Brocade Communications Systems Inc*	63,800	1,115,224

CIENA Corp*	64,753	271,315

Citrix Systems Inc*	289,720	1,749,909

Computer Network Technology Corp*	13,830	84,778

CSG Systems International Inc*	135,800	2,599,212

Emulex Corp*	54,400	1,224,544

GlobespanVirata Inc*	46,300	179,181

Internet Security Systems Inc*	34,050	446,736

Intersil Corp ‘A’*	21,120	451,546

JDS Uniphase Corp*	117,900	317,151

Juniper Networks Inc*	63,900	361,035

Macrovision Corp*	79,090	1,036,870

McDATA Corp ‘A’*	92,970	819,066

McDATA Corp ‘B’*	4,000	35,600

Network Appliance Inc*	48,400	600,644

PeopleSoft Inc*	39,700	590,736

QLogic Corp*	11,700	445,770

Rational Software Corp*	105,890	869,357

RSA Security Inc*	47,910	230,447

Siebel Systems Inc*	24,000	341,280

Switchboard Inc*	26,330	88,995

Tekelec*	38,560	309,637

Veritas Software Corp*	92,190	1,824,440

		19,565,246

Total Common Stocks (Cost $112,685,639)		76,124,626

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

FOREIGN COMMON STOCKS - 8.92%

Bermuda - 3.79%

ACE Ltd	43,970	$1,389,452

XL Capital Ltd ‘A’	22,930	1,942,171

		3,331,623

Canada - 0.57%

Biovail Corp*	17,200	498,112

Ireland - 0.36%

SmartForce PLC ADR*	93,700	318,580

United Kingdom - 4.20%

Shire Pharmaceuticals Group PLC ADR*	46,540	1,201,197

Willis Group Holdings Ltd*	75,840	2,495,894

		3,697,091

Total Foreign Common Stocks (Cost $8,408,079)		7,845,406

	Principal Amount
SHORT-TERM INVESTMENT - 13.05%

COMMERCIAL PAPER - 13.05%

Fannie Mae 1.900% due 07/01/02	$11,489,000	11,489,000

Total Commercial Paper		11,489,000

Total Short-Term Investment (Cost $11,489,000)		11,489,000

TOTAL INVESTMENTS - 108.47% (Cost $132,582,718)		95,459,032

OTHER ASSETS AND LIABILITIES, NET - (8.47%)		(7,451,157)

NET ASSETS - 100.00%		$88,007,875

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
PREFERRED STOCKS - 1.24%

Brazil - 0.17%

Banco Bradesco SA	5,151,000	$20,268

Banco Itau SA PN	589,760	33,450

Itausa Investimentos Itau SA*	249	168

		53,886

Germany - 1.07%

Fresenius AG	798	40,299

Fresenius Medical Care AG	6,120	206,041

Porsche AG	201	95,534

		341,874

Total Preferred Stocks (Cost $511,403)		395,760

COMMON STOCKS - 92.57%

Australia - 1.25%

Australia & New Zealand Banking Group Ltd	10,800	117,239

News Corp Ltd	25,776	140,413

TABCORP Holdings Ltd	20,200	142,094

		399,746

Belgium - 0.62%

Dexia	12,730	197,524

Bermuda - 0.69%

Accenture Ltd ‘A’*	1,500	28,500

ACE Ltd	2,160	68,256

XL Capital Ltd ‘A’	1,470	124,509

		221,265

Brazil - 1.61%

Aracruz Celulose SA ADR	8,370	167,400

Cia Vale do Rio Doce ADR*	3,610	99,889

Empresa Brasileira de Aeronautica SA ADR	1,256	26,878

Gerdau SA ADR	2,900	30,305

Petroleo Brasileiro SA ADR	8,760	165,214

Votorantim Celulose e Papel SA ADR	1,370	25,893

		515,579

Canada - 1.78%

Canadian Natural Resources Ltd	2,600	88,604

EnCana Corp	7,650	236,311

Manulife Financial Corp	5,420	156,491

Talisman Energy Inc	1,990	89,838

		571,244

China - 1.49%

AsiaInfo Holdings Inc*	1,210	16,032

Beijing Datang Power Generation Co ‘H’	432,000	192,463

Huaneng Power International Inc ‘H’	192,000	157,539

PetroChina Co Ltd	164,000	34,903

Zhejiang Expressway Co Ltd ‘H’	226,000	76,783

		477,720

Croatia - 0.17%

Pliva DD GDR	3,670	54,096

Egypt - 0.10%

Al-Ahram Beverages Co GDR *	2,290	$18,320

MobiNil-Egyptian Mobile Netork	2,370	13,935

		32,255

Estonia - 0.11%

Eesti Telekom GDR	2,730	36,309

Finland - 0.13%

KCI Konecranes International	1,210	40,737

France—6.45%

Aventis SA	8,470	601,767

BNP Paribas SA	5,530	306,645

Business Objects SA*	2,900	85,142

Carrefour SA	2,720	147,595

Generale de Sante*	4,469	71,025

Pernod-Ricard SA	990	97,246

Sanofi-Synthelabo SA	5,220	318,401

Societe Television Francaise 1	2,223	59,675

Technip-Coflexip SA	560	59,111

TotalFinaElf SA	1,640	266,974

Wavecom SA*	1,230	49,875

		2,063,456

Germany - 1.66%

Bayerische Hypo-und Vereinsbank AG	2,860	93,172

Bayerische Motoren Werke AG	2,280	94,257

Celanese AG*	2,880	67,017

Linde AG	1,730	88,222

Schering AG	3,020	189,442

		532,110

Hong Kong - 1.00%

Citic Pacific Ltd	18,000	39,000

CNOOC Ltd	59,000	79,045

Hong Kong & China Gas	58,000	76,962

Hong Kong Electric Holdings Ltd	10,000	37,372

SmarTone Telecommunications Ltd*	36,500	41,180

Sun Hung Kai Properties Ltd	2,000	15,192

Texwinca Holdings Ltd	36,000	30,923

		319,674

Hungary - 0.09%

Gedeon Richter RT GDR	510	29,708

India - 0.19%

ICICI Banking Ltd ADR	4,682	32,774

Infosys Technologies Ltd ADR	520	26,624

		59,398

Indonesia - 0.57%

P.T. Telekomunikasi Indonesia	424,940	182,891

Ireland - 0.42%

Irish Life & Permanent PLC	9,310	135,055

Israel - 0.30%

Check Point Software Technologies Ltd*	1,630	22,103

Taro Pharmaceuticals Industries Ltd*	2,960	72,579

		94,682

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value
Italy - 0.50%

Assicurazioni Generali SPA	5,150	$122,389

Snam Rete Gas	12,830	37,986

		160,375

Japan - 6.60%

Aeon Credit Service Co Ltd	400	23,923

Asahi Breweries Ltd	10,000	83,782

Brother Industries Ltd	12,000	65,355

Canon Inc	5,000	189,199

Credit Saison Co Ltd	4,600	109,318

Honda Motor Co Ltd	5,900	239,519

Namco Ltd	2,000	38,174

Nissan Motor Co Ltd	44,000	305,058

NTT DoCoMo Inc	73	179,886

Sega Corp *	8,000	192,457

Shiseido Co Ltd	14,000	186,877

Stanley Electric Co Ltd	9,000	96,229

Tokyo Gas Co Ltd	102,000	283,724

Uni-Charm Corp	3,200	120,286

		2,113,787

Malaysia - 0.53%

Malayan Banking BHD	37,000	85,684

Maxis Communications BHD *	8,000	10,211

Sime Darby BHD	21,000	27,632

Tenaga Nasional BHD	17,000	44,737

		168,264

Mexico - 1.99%

Cemex SA de CV ADR	4,851	127,872

Coca-Cola Femsa SA ADR	1,250	30,000

Fomento Economica SA de CV ADR	670	26,277

Grupo Financiero BBVA Bancomer ‘O’ *	32,430	26,366

Grupo Modelo SA ‘C’	32,450	75,933

Kimberly-Clark de Mexico SA de CV ‘A’	8,440	22,366

Telefonos de Mexico SA de CV ‘L’ ADR	9,470	303,798

Wal-Mart de Mexico SA de CV ‘V’	9,580	25,876

		638,488

Netherlands - 3.44%

AKZO Nobel NV	2,820	123,115

Buhrmann NV	12,494	115,550

Fugro NV	1,754	96,393

Jomed NV *	3,100	68,945

Royal KPN NV *	39,000	183,048

STMicroelectronics NV ‘NY’	2,520	61,312

Unilever NV	5,020	329,564

VNU NV	4,463	124,358

		1,102,285

Norway - 0.33%

Tandberg ASA *	9,070	106,943

Peru - 0.06%

Cia de Minas Buenaventura SA ADR	700	17,920

Philippines - 0.06%

San Miguel Corp ‘B’	17,906	18,146

Russia - 0.93%

JSC MMC Norilsk Nickel ADR	1,970	41,125

LUKOIL ADR	1,150	74,796

Mobile TeleSystems ADR	1,770	53,613

Rostelecom ADR	2,000	12,000

Sibneft ADR	800	14,361

Wimm-Bill-Dann Foods OJSC ADR *	1,300	27,430

YUKOS ADR	540	74,632

		297,957

Singapore - 0.68%

DBS Group Holdings Ltd	3,000	21,047

United Overseas Bank Ltd	27,150	195,086

		216,133

South Africa - 1.09%

African Bank Investments Ltd	38,380	22,422

AngloGold Ltd	710	37,883

Impala Platinum Holdings Ltd	1,600	89,078

Liberty Group Ltd	6,310	34,405

Sanlam Ltd	31,550	26,388

Sappi Ltd ADR	3,110	43,602

Sasol Ltd	8,750	93,715

		347,493

South Korea - 3.50%

Daewoo Shipbuilding & Marine Co *	4,480	32,213

Hanwha Chemical Corp *	19,210	69,383

Hyundai Department Store Co Ltd	1,270	38,744

Hyundai Mobis	740	15,624

Kookmin Bank	2,206	107,091

KT Corp ADR	2,828	61,226

LG Chemical Ltd	2,356	85,192

POSCO	300	33,292

POSCO ADR	1,770	48,268

Samsung Electro-Mechanics	610	29,562

Samsung Fire & Marine Insurance	2,620	161,164

SK Telecom Co Ltd	1,770	396,521

SK Telecom Co Ltd ADR	1,760	43,630

		1,121,910

Spain - 2.04%

Banco Santander Central Hispano SA	31,330	249,425

Iberdrola SA	6,760	98,733

Inditex SA *	6,590	139,513

Telefonica SA *	19,588	164,866

		652,537

Sweden - 0.60%

Alfa Laval AB *	13,070	131,049

Capio AB *	7,050	59,931

		190,980

Switzerland - 2.83%

Converium Holding AG *	3,850	199,532

Kuoni Reisen Holding ‘B’ *	250	70,764

Syngenta AG	5,990	361,104

Synthes-Stratec Inc	160	98,126

UBS AG	3,517	177,414

		906,940

Taiwan - 1.14%

AU Optronics Corp ADR *	13,500	112,185

Siliconware Precision Inds Co Ltd ADR *	13,190	45,506

Taiwan Semiconductor Co Ltd ADR *	12,133	157,729

United Microelectronics Corp ADR *	6,730	49,466

		364,886

Thailand - 0.29%

BEC World PLC	2,700	16,761

PTT PCL	30,100	26,073

Siam Cement PCL	1,900	49,192

		92,026

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value
Turkey - 0.11%

Akbank TAS *	10,896,000	$35,115

United Kingdom - 15.30%

3i Group PLC	1,420	14,793

Alliance & Leicester PLC	6,580	83,297

Amdocs Ltd *	1,540	11,627

Anglo American PLC	23,380	389,142

BP PLC ADR	9,460	477,635

British Sky Broadcasting PLC *	15,330	147,629

BT Group PLC *	24,100	92,908

Cadbury Schweppes PLC	13,590	102,339

CGNU PLC	23,340	188,525

Diageo PLC	22,713	295,692

GlaxoSmithKline PLC	16,530	358,831

Hanson PLC	11,670	83,372

Intertek Testing Services Ltd *	9,150	60,610

Johnston Press PLC	20,208	114,692

Lloyds TSB Group PLC	40,360	402,872

Lonmin PLC	9,407	165,495

National Grid Group PLC	26,690	190,270

Next PLC	13,130	186,702

Old Mutual PLC	34,940	49,843

Reckitt Benckiser PLC	6,990	126,288

Reed Elsevier PLC	37,320	355,684

Rio Tinto PLC	8,650	158,926

Royal Bank of Scotland Group PLC	12,035	342,447

Shire Pharmaceuticals Group PLC *	10,620	94,392

Standard Chartered PLC	14,002	150,156

Vodafone Group PLC	75,300	103,675

Vodafone Group PLC ADR	6,213	84,807

William Hill PLC *	16,130	65,391

		4,898,040

United States - 31.92%

3M Co	1,570	193,110

Abbott Laboratories	1,970	74,170

Affiliated Computer Services Inc ‘A’ *	1,780	84,514

American Express Co	3,310	120,219

American International Group Inc	3,770	257,227

American Tower Corp ‘A’ *	1,400	4,830

Amgen Inc *	2,130	89,204

Anadarko Petroleum Corp	2,500	123,250

Analog Devices Inc *	6,100	181,170

Anheuser-Busch Cos Inc	300	15,000

Anthem Inc *	1,400	94,472

AOL Time Warner Inc *	3,770	55,457

AT&T Wireless Services Inc *	9,870	57,740

Automatic Data Processing Inc	3,520	153,296

Baker Hughes Inc	1,800	59,922

Baxter International Inc	2,900	128,905

Best Buy Co Inc *	1,200	43,560

BJ’s Wholesale Club Inc *	1,200	46,200

Brinker International Inc *	2,200	69,850

Brocade Communications Systems Inc *	3,200	55,936

Cadence Design Systems Inc *	4,340	69,961

Capital One Financial Corp	1,110	67,766

Cendant Corp *	3,350	53,198

Chubb Corp	590	41,772

Cisco Systems Inc *	19,830	276,628

Citigroup Inc	5,430	210,412

Clear Channel Communications Inc *	5,760	184,435

Concord EFS Inc *	5,870	176,922

CVS Corp	1,500	45,900

Danaher Corp	1,240	82,274

Dell Computer Corp *	4,510	117,891

EchoStar Communications Corp ‘A’ *	3,130	58,093

Eli Lilly & Co	1,850	104,340

Express Scripts Inc ‘A’ *	2,300	115,253

Family Dollar Stores Inc	2,320	81,780

FedEx Corp	1,100	58,740

First Data Corp	5,560	206,832

Forest Laboratories Inc *	600	42,480

Fox Entertainment Group Inc ‘A’ *	7,070	153,772

Freddie Mac	3,070	187,884

Gannett Co Inc	1,500	113,850

General Electric Co	2,190	63,620

Genzyme Corp-General Division *	1,910	36,748

Goldman Sachs Group Inc	2,040	149,634

Harley-Davidson Inc	2,300	117,921

HealthSouth Corp *	5,600	71,624

Home Depot Inc	5,090	186,956

IMS Health Inc	4,550	81,672

International Paper Co	1,650	71,907

Kellogg Co	3,400	121,924

Kimberly-Clark Corp	1,400	86,800

Kohl’s Corp *	560	39,245

Lexmark International Inc *	2,430	132,192

Linear Technology Corp	3,340	104,976

Manpower Inc	2,470	90,772

Maxim Integrated Products Inc *	1,730	66,311

Mellon Financial Corp	4,650	146,150

Mercury Interactive Corp *	750	17,220

Merrill Lynch & Co Inc	3,270	132,435

MetLife Inc	4,380	126,144

Microsoft Corp *	6,400	346,368

Morgan Stanley Dean Witter & Co	1,470	63,328

Nike Inc ‘B’	1,700	91,205

Northrop Grumman Corp	600	75,000

Novellus Systems Inc *	1,060	36,040

Oracle Corp *	17,230	163,168

PeopleSoft Inc *	3,670	54,610

Pfizer Inc	10,140	354,900

Pharmacia Corp	2,900	108,605

Philip Morris Cos Inc	2,600	113,568

Praxair Inc	1,100	62,667

QLogic Corp *	1,200	45,720

Rational Software Corp *	4,040	33,168

Sabre Holdings Corp *	900	32,220

Sears Roebuck & Co	800	43,440

Siebel Systems Inc *	1,290	18,344

Starwood Hotels & Resorts Worldwide Inc	1,480	48,677

Stryker Corp	1,300	69,563

SunGard Data Systems Inc *	4,490	118,895

Target Corp	5,600	213,360

Tenet Healthcare Corp *	2,510	179,591

Teradyne Inc *	2,000	47,000

Texas Instruments Inc	4,550	107,835

The BISYS Group Inc *	4,160	138,528

The Gillette Co	4,010	135,819

The Walt Disney Co	2,000	37,800

Travelers Property Casualty Corp ‘A’ *	5,300	93,810

United Parcel Service Inc ‘B’	1,590	98,182

UnitedHealth Group Inc	1,000	91,550

Univision Communications Inc ‘A’ *	1,700	53,380

Veritas Software Corp *	5,620	111,220

Viacom Inc ‘B’ *	10,460	464,110

Wal-Mart Stores Inc	2,100	115,521

Wyeth	4,880	249,856

		10,219,514

Total Common Stocks (Cost $30,801,613)		29,633,188

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
GLOBAL GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
CONVERTIBLE CORPORATE BOND - 0.23%

Tawian - 0.23%

Acer Communications & Multimedia Inc ~ 0.000% due 02/21/06	$60,000	$74,400

Total Convertible Corporate Bond (Cost $71,788)		74,400

SHORT-TERM INVESTMENT - 5.81%

COMMERCIAL PAPER - 5.81%

Fannie Mae 1.900% due 07/01/02	1,860,000	1,860,000

Total Commercial Paper		1,860,000

Total Short-Term Investment (Cost $1,860,000)		1,860,000

TOTAL INVESTMENTS - 99.85% (Cost $33,244,804)		31,963,348

OTHER ASSETS AND LIABILITIES, NET - 0.15%		48,475

NET ASSETS - 100.00%		$32,011,823

Note to Schedule of Investments

(a) At June 30, 2002, the portfolio’s investments were diversified as a percentage of net assets as follows:

Financial Services	20.1%

Health Care	13.7%

Consumer Discretionary	13.4%

Utilities	10.0%

Technology	9.0%

Materials & Processing	8.5%

Short-Term Investments	5.8%

Consumer Staples	4.8%

Energy	4.0%

Autos & Transportation	3.6%

Producer Durables	3.1%

Diversified	2.4%

Integrated Oils	1.4%

Other	0.2%

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.25%

Autos & Transportation - 2.08%

AMR Corp DE*	29,800	$502,428

Burlington Northern Santa Fe Corp	78,710	2,361,300

Cooper Tire & Rubber Co	14,000	287,700

CSX Corp	33,600	1,177,680

Dana Corp	28,628	530,477

Delphi Corp	108,405	1,430,946

Delta Air Lines Inc	15,200	304,000

FedEx Corp	58,688	3,133,939

Ford Motor Co	340,044	5,440,704

General Motors Corp	102,944	5,502,357

Genuine Parts Co	30,675	1,069,637

Harley-Davidson Inc	53,000	2,717,310

Navistar International Corp	12,060	385,920

Norfolk Southern Corp	72,800	1,702,064

PACCAR Inc	24,099	1,069,755

Southwest Airlines Co	147,430	2,382,469

The Goodyear Tire & Rubber Co	33,500	626,785

TRW Inc	27,800	1,584,044

Union Pacific Corp	48,000	3,037,440

Visteon Corp	25,318	359,516

		35,606,471

Consumer Discretionary - 13.55%

Alberto-Culver Co ‘B’	9,438	451,136

Allied Waste Industries Inc*	38,200	366,720

American Greetings Corp ‘A’	13,260	220,912

AOL Time Warner Inc*	832,760	12,249,900

Apollo Group Inc ‘A’*	31,900	1,257,179

AutoZone Inc*	22,900	1,770,170

Avon Products Inc	40,900	2,136,616

Bed Bath & Beyond Inc*	47,500	1,792,650

Best Buy Co Inc*	62,399	2,265,084

Big Lots Inc	21,900	430,992

Black & Decker Corp	17,400	838,680

Carnival Corp	114,800	3,178,812

Cendant Corp*	189,628	3,011,293

Cintas Corp	27,700	1,368,380

Circuit City Stores Inc	35,900	673,125

Clear Channel Communications Inc*	108,412	3,471,352

Convergys Corp*	32,289	628,990

Costco Wholesale Corp*	91,144	3,519,981

Darden Restaurants Inc	39,000	963,300

Dillards Inc ‘A’	16,500	433,785

Dollar General Corp	63,993	1,217,787

Eastman Kodak Co	53,400	1,557,678

Family Dollar Stores Inc	25,600	902,400

Federated Department Stores*	38,300	1,520,510

Gannett Co Inc	45,700	3,468,630

Harrah’s Entertainment Inc*	22,650	1,004,528

Hasbro Inc	39,425	534,603

Hilton Hotels Corp	64,900	902,110

Home Depot Inc	437,050	16,052,846

International Flavors & Fragrances Inc	18,600	604,314

International Game Technology*	13,400	759,780

J.C. Penney Co Inc	56,300	1,239,726

Jones Apparel Group Inc*	22,500	843,750

Kimberly-Clark Corp	94,761	5,875,182

Knight-Ridder Inc	14,200	893,890

Kohl’s Corp*	61,600	4,316,928

Leggett & Platt Inc	36,400	851,760

Limited Brands Inc	99,296	2,115,005

Liz Claiborne Inc	12,120	385,416

Lowe’s Cos Inc	141,700	6,433,180

Marriott International Inc ‘A’	47,200	1,795,960

Mattel Inc	83,650	1,763,342

Maytag Corp	14,700	626,955

McDonald’s Corp	238,500	6,785,325

McGraw-Hill Cos Inc	32,700	1,952,190

Meredith Corp	8,900	341,315

New York Times Co ‘A’	33,400	1,720,100

Newell Rubbermaid Inc	53,534	1,876,902

Nike Inc ‘B’	50,900	2,730,785

Nordstrom Inc	25,920	587,088

Office Depot Inc*	63,100	1,060,080

Omnicom Group Inc	35,400	1,621,320

R.R. Donnelley & Sons Co	22,700	625,385

RadioShack Corp	35,944	1,080,477

Reebok International Ltd*	5,380	158,710

Robert Half International Inc*	36,400	848,120

Sabre Holdings Corp*	25,702	920,132

Sears Roebuck & Co	64,900	3,524,070

Snap-On Inc	11,150	331,044

Staples Inc*	74,450	1,466,665

Starbucks Corp*	62,800	1,560,580

Starwood Hotels & Resorts Worldwide Inc	38,270	1,258,700

Target Corp	165,400	6,301,740

The Gap Inc	156,650	2,224,430

The Gillette Co	196,300	6,648,681

The Interpublic Group of Cos Inc	74,358	1,841,104

The May Department Stores Co	57,900	1,906,647

The Stanley Works	14,400	590,544

The Walt Disney Co	381,806	7,216,133

Tiffany & Co	28,300	996,160

TJX Cos Inc	111,800	2,192,398

TMP Worldwide Inc*	26,300	565,450

Toys R Us Inc*	40,100	700,547

Tribune Co	60,014	2,610,609

Tupperware Corp	14,100	293,139

Univision Communications Inc ‘A’*	40,400	1,268,560

VF Corp	21,700	850,857

Viacom Inc ‘A’*	6,100	271,206

Viacom Inc ‘B’*	324,486	14,397,444

Wal-Mart Stores Inc	831,200	45,724,312

Waste Management Inc	121,160	3,156,218

Wendy’s International Inc	23,900	951,937

Whirlpool Corp	9,400	614,384

Yahoo! Inc*	109,400	1,614,744

Yum! Brands Inc*	56,940	1,665,495

		231,747,064

Consumer Staples - 8.83%

Adolph Coors Co ‘B’	8,790	547,617

Albertson’s Inc	75,178	2,289,922

Anheuser-Busch Cos Inc	164,900	8,245,000

Brown-Forman Corp ‘B’	13,261	915,009

Campbell Soup Co	80,400	2,223,864

Clorox Co	47,700	1,972,395

Coca-Cola Enterprises Inc	83,200	1,837,056

Colgate-Palmolive Co	99,900	4,999,995

ConAgra Foods Inc	98,100	2,712,465

CVS Corp	68,600	2,099,160

General Mills Inc	74,700	3,292,776

H.J. Heinz Co	61,050	2,509,155

Hershey Foods Corp	24,800	1,550,000

Kellogg Co	69,000	2,474,340

Kroger Co*	146,300	2,911,370

Pepsi Bottling Group Inc	55,600	1,712,480

PepsiCo Inc	327,580	15,789,356

Philip Morris Cos Inc	403,652	17,631,519

Procter & Gamble Co	241,400	21,557,020

Safeway Inc*	91,300	2,665,047

Sara Lee Corp	149,925	3,094,452

SUPERVALU Inc	21,600	529,848

Sysco Corp	116,700	3,176,574

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

The Coca-Cola Co	463,000	$25,928,000

Unilever NV ‘NY’	107,392	6,959,002

UST Inc	31,600	1,074,400

Walgreen Co	191,300	7,389,919

William Wrigley Jr. Co	43,700	2,418,795

Winn-Dixie Stores Inc	27,200	424,048

		150,930,584

Diversified - 4.97%

3M Co	73,100	8,991,300

Brunswick Corp	17,200	481,600

Eaton Corp	14,300	1,040,325

Fortune Brands Inc	29,500	1,652,000

General Electric Co	1,852,900	53,826,745

Honeywell International Inc	148,175	5,220,205

ITT Industries Inc	17,000	1,200,200

Johnson Controls Inc	15,900	1,297,599

Schlumberger Ltd	107,600	5,003,400

Textron Inc	29,200	1,369,480

Tyco International Ltd	366,783	4,955,238

		85,038,092

Energy - 2.37%

Anadarko Petroleum Corp	49,488	2,439,758

Apache Corp	21,450	1,232,946

Baker Hughes Inc	66,900	2,227,101

BJ Services Co*	30,600	1,036,728

Burlington Resources Inc	43,147	1,639,586

Calpine Corp*	84,200	591,926

Devon Energy Corp	25,589	1,261,026

Dynegy Inc ‘A’	73,200	527,040

El Paso Corp	102,425	2,110,979

EOG Resources Inc	20,700	821,790

Halliburton Co	83,100	1,324,614

McDermott International Inc*	9,600	77,760

Nabors Industries Inc*	20,369	715,970

Noble Corp*	26,000	1,003,600

Rowan Cos Inc	17,700	379,665

Royal Dutch Petroleum Co ‘NY’	396,100	21,892,447

Sunoco Inc	16,257	579,237

Williams Cos Inc	93,800	561,862

		40,424,035

Financial Services - 21.10%

ACE Ltd	44,300	1,399,880

AFLAC Inc	104,300	3,337,600

AMBAC Financial Group Inc	20,500	1,377,600

American Express Co	251,400	9,130,848

American International Group Inc	487,242	33,244,522

Amsouth Bancorp	74,950	1,677,381

Aon Corp	50,725	1,495,373

Automatic Data Processing Inc	115,200	5,016,960

Bank of America Corp	293,119	20,623,853

Bank One Corp	219,254	8,436,894

BB&T Corp	85,019	3,281,733

Capital One Financial Corp	37,300	2,277,165

Charter One Financial Inc	44,199	1,519,562

Chubb Corp	35,300	2,499,240

CIGNA Corp	25,500	2,484,210

Cincinnati Financial Corp	33,700	1,568,061

Citigroup Inc	959,519	37,181,361

Comerica Inc	36,250	2,225,750

Concord EFS Inc*	102,800	3,098,392

Conseco Inc*	65,413	130,826

Countrywide Credit Industries Inc	18,700	902,275

Deluxe Corp	13,700	532,793

Dow Jones & Co Inc	17,600	852,720

Equifax Inc	27,100	731,700

Equity Office Properties Trust	80,500	2,423,050

Equity Residential	48,100	1,382,875

Fannie Mae	188,300	13,887,125

Fifth Third Bancorp	105,943	7,061,101

First Data Corp	137,600	5,118,720

First Tennessee National Corp	23,800	911,540

Fiserv Inc*	36,150	1,327,066

FleetBoston Financial Corp	194,248	6,283,923

Franklin Resources Inc	51,200	2,183,168

Freddie Mac	126,800	7,760,160

Golden West Financial Corp	26,200	1,802,036

H&R Block Inc	33,900	1,564,485

Household International Inc	88,192	4,383,142

Huntington Bancshares Inc	43,923	852,985

Jefferson-Pilot Corp	27,900	1,311,300

John Hancock Financial Services Inc	61,300	2,157,760

JP Morgan Chase & Co	367,371	12,461,224

KeyCorp	82,200	2,244,060

Lehman Brothers Holdings Inc	45,500	2,844,660

Lincoln National Corp	36,300	1,524,600

Loews Corp	33,800	1,815,060

Marsh & McLennan Cos Inc	52,150	5,037,690

Marshall & Ilsley Corp	39,200	1,212,456

MBIA Inc	29,100	1,645,023

MBNA Corp	158,447	5,239,842

Mellon Financial Corp	76,900	2,416,967

Merrill Lynch & Co Inc	153,331	6,209,906

MetLife Inc	143,400	4,129,920

MGIC Investment Corp	20,700	1,403,460

Moody’s Corp	32,100	1,596,975

Morgan Stanley Dean Witter & Co	205,403	8,848,761

National City Corp	116,300	3,866,975

Northern Trust Corp	37,400	1,647,844

Paychex Inc	63,900	1,999,431

Plum Creek Timber Co Inc	33,500	1,028,450

PNC Financial Services Group Inc	59,200	3,094,976

Providian Financial Corp	48,700	286,356

Regions Financial Corp	44,000	1,546,600

Ryder System Inc	11,700	316,953

SAFECO Corp	24,740	764,219

Simon Property Group Inc	25,400	935,736

SLM Corp	30,000	2,907,000

SouthTrust Corp	54,600	1,426,152

St. Paul Cos Inc	35,998	1,401,042

State Street Corp	63,000	2,816,100

Stilwell Financial Inc	42,900	780,780

SunTrust Banks Inc	53,300	3,609,476

Synovus Financial Corp	56,150	1,545,248

T. Rowe Price Group Inc	23,800	782,544

The Allstate Corp	127,578	4,717,834

The Bank of New York Co Inc	136,500	4,606,875

The Bear Stearns Cos Inc	20,320	1,243,584

The Charles Schwab Corp	268,400	3,006,080

The Hartford Financial Services Group Inc	43,700	2,598,839

The Progressive Corp OH	39,900	2,308,215

Torchmark Corp	23,500	897,700

U.S. Bancorp	356,699	8,328,922

Union Planters Corp	41,550	1,344,974

UnumProvident Corp	46,705	1,188,642

Wachovia Corp	260,310	9,938,636

Washington Mutual Inc	181,233	6,725,557

Wells Fargo & Co	316,105	15,824,216

XL Capital Ltd ‘A’	28,100	2,380,070

Zions Bancorp	17,500	911,750

		360,845,515

Health Care - 13.45%

bbott Laboratories	290,300	10,929,795

Aetna Inc	23,239	1,114,775

Allergan Inc	25,500	1,702,125

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

AmerisourceBergen Corp	16,800	$1,276,800

Amgen Inc*	195,200	8,174,976

Bausch & Lomb Inc	8,600	291,110

Baxter International Inc	113,400	5,040,630

Becton Dickinson & Co	49,100	1,691,495

Biogen Inc*	32,200	1,334,046

Biomet Inc	56,165	1,523,195

Boston Scientific Corp*	77,700	2,278,164

Bristol-Myers Squibb Co	364,400	9,365,080

C.R. Bard Inc	6,300	356,454

Cardinal Health Inc	83,275	5,113,918

Chiron Corp*	32,200	1,136,660

Eli Lilly & Co	209,600	11,821,440

Forest Laboratories Inc*	30,900	2,187,720

Genzyme Corp-General Division*	43,600	838,864

Guidant Corp*	62,100	1,877,283

HCA Inc	102,084	4,848,990

Health Management Associates Inc ‘A’*	45,900	924,885

HealthSouth Corp*	77,500	991,225

Humana Inc*	32,900	514,227

Immunex Corp*	108,500	2,423,890

IMS Health Inc	58,300	1,046,485

Johnson & Johnson	562,622	29,402,626

King Pharmaceuticals Inc*	44,733	995,309

Manor Care Inc*	18,500	425,500

McKesson Corp	55,139	1,803,045

MedImmune Inc*	41,600	1,098,240

Medtronic Inc	225,800	9,675,530

Merck & Co Inc	424,300	21,486,552

Pfizer Inc	1,174,775	41,117,125

Pharmacia Corp	241,759	9,053,875

Quintiles Transnational Corp*	24,600	307,254

Schering-Plough Corp	266,300	6,550,980

St. Jude Medical Inc*	17,556	1,296,511

Stryker Corp	38,600	2,065,486

Tenet Healthcare Corp*	63,100	4,514,805

UnitedHealth Group Inc	55,900	5,117,645

Watson Pharmaceuticals Inc*	20,300	512,981

WellPoint Health Networks Inc*	26,000	2,023,060

Wyeth	246,200	12,605,440

Zimmer Holdings Inc*	30,730	1,095,832

		229,952,028

Integrated Oils - 5.08%

Amerada Hess Corp	18,400	1,518,000

ChevronTexaco Corp	198,768	17,590,968

Conoco Inc	121,003	3,363,883

Exxon Mobil Corp	1,275,778	52,204,836

Kerr-McGee Corp	15,298	819,208

Marathon Oil Corp	59,800	1,621,776

Occidental Petroleum Corp	71,700	2,150,283

Phillips Petroleum Co	69,860	4,113,357

Transocean Inc	53,989	1,681,757

Unocal Corp	49,600	1,832,224

		86,896,292

Materials & Processing - 3.64%

Air Products & Chemicals Inc	37,500	1,892,625

Alcan Inc	58,930	2,211,054

Alcoa Inc	152,572	5,057,762

Allegheny Technologies Inc	15,502	244,932

American Standard Cos Inc*	12,500	938,750

Archer-Daniels-Midland Co	128,494	1,643,438

Ashland Inc	10,400	421,200

Avery Dennison Corp	21,100	1,324,025

Ball Corp	10,600	439,688

Barrick Gold Corp	94,044	1,785,896

Bemis Co	10,200	484,500

Boise Cascade Corp	13,000	448,890

E. I. DuPont de Nemours & Co	190,682	8,466,281

Eastman Chemical Co	16,525	775,022

Ecolab Inc	24,740	1,143,730

Engelhard Corp	22,612	640,372

Fluor Corp	15,300	595,935

Freeport-McMoRan Copper & Gold ‘B’*	32,100	572,985

Georgia-Pacific Co	43,176	1,061,266

Great Lakes Chemical Corp	12,100	320,529

Hercules Inc*	21,900	254,040

Inco Ltd*	35,200	796,928

International Paper Co	87,227	3,801,353

Louisiana-Pacific Corp	20,300	214,977

Masco Corp	89,000	2,412,790

MeadWestvaco Corp	36,227	1,215,778

Newmont Mining Corp	66,522	1,751,524

Nucor Corp	16,700	1,086,168

Pactiv Corp*	35,300	840,140

Phelps Dodge Corp	13,050	537,660

Placer Dome Inc	63,400	710,714

PPG Industries Inc	32,600	2,017,940

Praxair Inc	32,200	1,834,434

Rohm & Haas Co	42,598	1,724,793

Sealed Air Corp*	16,160	650,763

Sigma-Aldrich Corp	14,700	737,205

Temple-Inland Inc	10,100	584,386

The Dow Chemical Co	166,685	5,730,630

The Sherwin-Williams Co	30,200	903,886

United States Steel Corp	12,060	239,873

Vulcan Materials Co	17,800	779,640

Weyerhaeuser Co	41,700	2,662,545

Worthington Industries Inc	18,155	328,606

		62,285,653

Producer Durables - 3.76%

Agilent Technologies Inc*	88,431	2,091,393

American Power Conversion Corp*	37,800	477,414

Andrew Corp*	15,725	225,339

Applied Materials Inc*	304,800	5,797,296

Caterpillar Inc	63,400	3,103,430

Centex Corp	11,500	664,585

Cooper Industries Ltd ‘A’	13,700	538,410

Crane Co	12,150	308,367

Cummins Inc	8,000	264,800

Danaher Corp	31,700	2,103,295

Deere & Co	38,700	1,853,730

Dover Corp	39,400	1,379,000

Emerson Electric Co	81,500	4,361,065

Goodrich Corp	20,300	554,596

Illinois Tool Works Inc	57,300	3,913,590

Ingersoll-Rand Co ‘A’	31,650	1,445,139

KB Home	3,700	190,587

KLA-Tencor Corp*	35,800	1,574,842

Lexmark International Inc*	21,200	1,153,280

Lockheed Martin Corp	81,842	5,688,019

Molex Inc	37,800	1,267,434

Northrop Grumman Corp	18,900	2,362,500

Novellus Systems Inc*	23,600	802,400

Pall Corp	23,766	493,144

Parker Hannifin Corp	21,775	1,040,627

Pitney Bowes Inc	49,100	1,950,252

Power-One Inc*	13,100	81,482

Pulte Homes Inc	8,200	471,336

Rockwell Collins Inc	35,400	970,668

Tektronix Inc*	18,200	340,522

Teradyne Inc*	33,800	794,300

The Boeing Co	152,861	6,878,745

Thermo Electron Corp*	35,100	579,150

Thomas & Betts Corp*	11,300	210,180

United Technologies Corp	85,500	5,805,450
See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

W.W. Grainger Inc	18,900	$ 946,890

Waters Corp*	25,200	672,840

Xerox Corp*	121,900	849,643

		64,205,740

Technology - 13.28%

ADC Telecommunications Inc*	151,288	346,450

Adobe Systems Inc	40,600	1,157,100

Advanced Micro Devices Inc*	65,700	638,604

Altera Corp*	74,900	1,018,640

Analog Devices Inc*	70,100	2,081,970

Apple Computer Inc*	67,000	1,187,240

Applied Biosystems Group-Applera Corp	40,900	797,141

Applied Micro Circuits Corp*	44,800	211,904

Autodesk Inc	12,720	168,540

Avaya Inc*	57,462	284,437

BMC Software Inc*	46,500	771,900

Broadcom Corp ‘A’*	49,976	876,579

BroadVision Inc*	100	31

CIENA Corp*	76,200	319,278

Cisco Systems Inc*	1,370,416	19,117,303

Citrix Systems Inc*	29,500	178,180

Computer Associates International Inc	109,900	1,746,311

Computer Sciences Corp*	30,900	1,477,020

Compuware Corp*	72,500	440,075

Comverse Technology Inc*	48,100	445,406

Corning Inc*	181,191	643,228

Dell Computer Corp*	491,500	12,847,810

Electronic Data Systems Corp	86,200	3,202,330

EMC Corp MA*	412,350	3,113,243

Gateway Inc*	62,500	277,500

General Dynamics Corp	36,240	3,854,124

Hewlett-Packard Co	553,673	8,460,123

IBM Corp	322,281	23,204,232

Intel Corp	1,257,420	22,973,063

Intuit Inc*	39,000	1,939,080

Jabil Circuit Inc*	34,900	736,739

JDS Uniphase Corp*	266,395	716,603

Linear Technology Corp	65,100	2,046,093

LSI Logic Corp*	66,000	577,500

Lucent Technologies Inc*	608,251	1,009,697

Maxim Integrated Products Inc*	63,604	2,437,941

Mercury Interactive Corp*	19,400	445,424

Micron Technology Inc*	114,800	2,321,256

Microsoft Corp*	1,013,186	54,833,626

Millipore Corp	9,152	292,681

Motorola Inc	409,102	5,899,251

National Semiconductor Corp*	28,500	831,345

NCR Corp*	19,100	660,860

Network Appliance Inc*	72,609	901,078

Novell Inc*	51,000	163,710

NVIDIA Corp*	25,400	436,372

Oracle Corp*	1,048,236	9,926,795

Palm Inc*	113,267	199,350

Parametric Technology Corp*	51,200	183,245

PeopleSoft Inc*	58,598	871,938

PerkinElmer Inc	19,500	215,475

PMC-Sierra Inc*	24,600	228,042

QLogic Corp*	22,100	842,010

QUALCOMM Inc*	141,000	3,876,090

Rational Software Corp*	38,400	315,264

Raytheon Co	79,200	3,227,400

Rockwell Automation Inc	35,400	707,292

Sanmina-SCI Corp*	87,104	549,626

Scientific-Atlanta Inc	27,700	455,665

Siebel Systems Inc*	79,920	1,136,462

Solectron Corp*	154,366	949,351

Sun Microsystems Inc*	611,900	3,065,619

Symbol Technologies Inc	43,850	372,725

Tellabs Inc*	64,300	406,376

Texas Instruments Inc	331,270	7,851,099

Unisys Corp*	61,300	551,700

Veritas Software Corp*	79,023	1,563,865

Vitesse Semiconductor Corp*	25,600	80,896

Xilinx Inc*	64,600	1,448,978

		227,114,281

Utilities - 7.14%

Allegheny Energy Inc	23,600	607,700

Alltel Corp	59,100	2,777,700

Ameren Corp	22,900	984,929

American Electric Power Co Inc	59,160	2,367,583

AT&T Corp	719,253	7,696,007

AT&T Wireless Services Inc*	504,416	2,950,834

BellSouth Corp	352,400	11,100,600

CenturyTel Inc	29,350	865,825

Cinergy Corp	30,813	1,108,960

Citizens Communications Co*	55,200	461,472

CMS Energy Corp	16,400	180,072

Comcast Corp ‘A’*	170,270	3,989,426

Consolidated Edison Inc	40,600	1,695,050

Constellation Energy Group Inc	31,450	922,743

Dominion Resources Inc VA	51,785	3,428,167

DTE Energy Co	29,900	1,334,736

Duke Energy Corp	157,752	4,906,087

Edison International*	63,100	1,072,700

Entergy Corp	45,700	1,939,508

Exelon Corp	55,512	2,903,278

FirstEnergy Corp	53,180	1,775,148

FPL Group Inc	29,200	1,751,708

KeySpan Corp	26,622	1,002,318

Kinder Morgan Inc	22,200	844,044

Mirant Corp*	87,998	642,385

National Grid Group PLC ADR	1	35

Nextel Communications Inc ‘A’*	180,000	577,800

Nicor Inc	8,800	402,600

NiSource Inc	39,973	872,611

Nortel Networks Corp*	612,414	888,000

Peoples Energy Corp	6,100	222,406

PG&E Corp*	75,000	1,341,750

Pinnacle West Capital Corp	17,900	707,050

PPL Corp	25,566	845,723

Progress Energy Inc	39,900	2,075,199

Public Service Enterprise Group Inc	40,900	1,770,970

Qwest Communications Int’l Inc*	338,192	946,938

Reliant Energy Inc	53,929	911,400

SBC Communications Inc	625,157	19,067,288

Sempra Energy	38,358	848,863

Sprint Corp-FON Group	155,800	1,653,038

Sprint Corp-PCS Group*	182,200	814,434

TECO Energy Inc	25,500	631,125

The AES Corp*	102,982	558,162

The Southern Co	126,000	3,452,400

TXU Corp	47,410	2,443,986

Verizon Communications Inc	506,854	20,350,188

Xcel Energy Inc	79,679	1,336,217

		122,027,163

Total Common Stocks (Cost $1,932,222,626)		1,697,072,918

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.44%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.44%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $7,632,795; collateralized by U.S.Treasury Bonds—market value $7,789,290 and due 10/31/02)	$7,632,000	$7,632,000

Total Securities Held Under Repurchase Agreement		7,632,000

Total Short-Term Investment (Cost $7,632,000)		7,632,000

TOTAL INVESTMENTS - 99.69% (Cost $1,939,854,626)		1,704,704,918

OTHER ASSETS AND LIABILITIES, NET - 0.31%		5,246,700

NET ASSETS - 100.00%		$1,709,951,618

Note to Schedule of Investments

(a) The amount of $5,145,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2002:

Type	Number of Contracts	Unrealized Depreciation

S&P 500 (09/02)	63	($576,394)

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 100.00%

Autos & Transportation - 3.82%

AAR Corp	12,900	$131,580

Aftermarket Technology Corp*	4,800	93,552

Airborne Inc	22,800	437,760

AirTran Holdings Inc*	24,700	132,145

Alaska Air Group Inc*	11,300	294,930

Alexander & Baldwin Inc	19,400	495,282

Arctic Cat Inc	9,400	163,457

Arkansas Best Corp*	10,100	257,348

Atlantic Coast Airlines Holdings Inc*	18,000	390,600

Atlas Air Worldwide Holdings Inc*	7,350	27,195

Aviall Inc*	6,200	86,800

Bandag Inc	4,100	116,112

Coachmen Industries Inc	4,900	71,050

Collins & Aikman Corp*	11,800	107,380

Covenant Transport Inc ‘A’*	1,100	23,375

Donnelly Corp	3,100	83,669

Dura Automotive Systems Inc*	8,200	170,150

EGL Inc*	16,850	285,776

ExpressJet Holdings Inc*	11,500	150,075

Fleetwood Enterprises Inc	16,600	144,420

Florida East Coast Industries ‘A’	10,800	273,240

Forward Air Corp*	5,400	177,012

Frontier Airlines Inc*	14,700	119,511

Genesee & Wyoming Inc ‘A’*	3,800	85,728

Gulfmark Offshore Inc*	4,000	165,640

Hayes Lemmerz International Inc*	2,100	357

Heartland Express Inc*	14,122	337,939

IMPCO Technologies Inc*	6,300	82,530

J.B. Hunt Transport Services Inc*	8,800	259,776

Kansas City Southern*	26,700	453,900

Keystone Automotive Industries Inc*	3,200	61,597

Kirby Corp*	8,800	215,160

Knight Transportation Inc*	9,575	222,044

Landstar System Inc*	3,900	416,715

Marine Products Corp	200	2,262

Mesa Air Group Inc*	14,600	134,320

Mesaba Holdings Inc*	4,100	24,067

Midwest Express Holdings Inc*	3,400	44,880

Modine Manufacturing Co	13,400	329,372

Monaco Coach Corp*	11,325	241,222

Offshore Logistics Inc*	10,800	258,012

Oshkosh Truck Corp	7,050	416,726

Overseas Shipholding Group	12,900	271,932

PAM Transportation Services*	400	9,608

Petroleum Helicopters*	2,200	73,568

Quixote Corp	2,500	42,375

Railamerica Inc*	13,500	146,070

Raytech Corp*	14,900	134,845

Roadway Corp	6,600	237,138

Sauer-Danfoss Inc	2,000	22,720

Spartan Motors Inc	6,200	94,116

Sports Resorts International Inc*	5,500	29,700

Standard Motor Products Inc	3,300	55,935

Stoneridge Inc*	6,100	114,070

Strattec Security Corp*	1,100	60,852

Superior Industries International Inc	9,700	447,461

TBC Corp*	8,000	127,040

Tenneco Automotive Inc*	14,300	94,380

Thor Industries Inc	3,600	256,536

Tower Automotive Inc*	26,700	372,465

U.S. Xpress Enterprises Inc ‘A’*	5,200	68,172

UAL Corp	25,100	287,144

US Airways Group Inc*	36,700	135,790

USFreightways Corp	12,700	480,949

Wabash National Corp	10,900	109,000

Wabtec Corp	13,410	191,093

Werner Enterprises Inc	19,766	421,213

Winnebago Industries Inc	4,900	215,600

Yellow Corp*	13,700	443,880

		12,928,318

Consumer Discretionary - 18.54%

1-800 CONTACTS Inc*	2,500	33,730

1-800-FLOWERS.com Inc ‘A’*	4,500	50,220

4Kids Entertainment Inc*	3,800	76,874

Aaron Rents Inc	7,800	186,810

ABM Industries Inc	17,800	309,008

AC Moore Arts & Crafts Inc*	3,500	164,500

Acclaim Entertainment Inc*	29,800	105,194

ACME Communications Inc*	1,900	14,989

Action Performance Cos Inc*	6,600	208,560

Administaff Inc*	10,600	106,000

Advanced Marketing Services Inc	8,100	148,230

ADVO Inc*	8,900	338,823

Aeropostale Inc*	4,800	131,376

AFC Enterprises*	5,700	178,125

Alderwoods Group Inc*	15,300	117,198

Alliance Gaming Corp*	18,800	229,736

Ambassadors Group Inc*	700	10,052

AMC Entertainment Inc*	13,900	197,380

AMERCO Inc*	3,100	45,849

American Woodmark Corp	2,800	157,164

Ameristar Casinos Inc*	6,300	183,078

ANC Rental Corp*	7,300	1,314

Angelica Corp	2,000	34,400

AnnTaylor Stores Corp*	19,450	493,836

APAC Customer Services Inc*	12,200	71,980

Applica Inc*	7,600	94,240

Arbitron Inc*	13,900	433,680

Argosy Gaming Co*	10,300	292,520

Asbury Automotive Group Inc*	900	12,240

Avenue A Inc*	9,900	35,244

Aztar Corp*	17,900	372,320

Bally Total Fitness Holding Corp*	14,600	273,166

Banta Corp	11,800	423,620

Bassett Furniture Industries Inc	4,200	81,896

Beasley Broadcasting Group Inc ‘A’*	4,600	67,845

Bebe Stores Inc*	3,200	64,928

Benihana Inc ‘A’*	2,300	43,332

Blair Corp	2,300	58,834

Blyth Inc	16,300	508,886

Bob Evans Farms Inc	17,500	550,900

Boca Resorts Inc ‘A’*	10,900	144,425

Bowne & Co Inc	15,800	232,892

Boyd Gaming Corp*	13,700	197,280

Boyds Collection Ltd*	8,400	52,836

Bright Horizons Family Solutions Inc*	4,800	158,928

Brookstone Inc*	2,100	36,876

Brown Shoe Co Inc	9,500	266,950

BUCA Inc*	8,900	169,545

Burlington Coat Factory Warehouse Corp	8,400	178,500

Bush Industries Inc ‘A’	6,600	79,200

Cache Inc*	100	1,365

California Pizza Kitchen Inc*	5,400	133,920

Carmike Cinemas Inc*	300	7,545

Casella Waste Systems Inc ‘A’*	7,300	87,673

CDI Corp*	6,600	214,830

Central Garden & Pet Co*	8,600	150,758

Central Parking Corp	6,600	150,810

Century Business Services Inc*	30,100	98,096

Championship Auto Racing Teams Inc*	7,800	76,830

Champps Entertainment Inc*	1,200	14,652

Charles River Associates Inc*	5,200	104,208

Charlotte Russe Holding Inc*	4,500	100,485

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Charming Shoppes Inc*	54,100	$467,424

Checkers Drive-In Restaurant*	1,400	16,632

Chemed Corp	4,600	173,374

Cherokee Inc*	800	16,616

Chicago Pizza & Brewery Inc*	8,500	84,830

Choice Hotels International Inc*	10,600	212,106

Christopher & Banks Corp*	11,100	469,530

Churchill Downs Inc	2,000	80,660

CKE Restaurants Inc*	21,300	242,394

Claire’s Stores Inc	18,300	419,070

CNET Networks Inc*	65,200	129,748

Coinstar Inc*	11,200	273,840

Coldwater Creek Inc*	1,000	24,400

Cole National Corp*	3,100	58,900

Concord Camera Corp*	7,400	37,747

Consolidated Graphics Inc*	3,300	61,941

Corinthian Colleges Inc*	16,600	562,574

Cornell Cos Inc*	3,900	46,215

Corporate Executive Board Co*	16,900	578,825

Cost Plus Inc*	9,975	303,829

CoStar Group Inc*	5,000	102,650

Courier Corp	900	36,684

CPI Corp	4,600	89,654

Cross Country Inc*	16,000	604,800

Cross Media Marketing Corp*	1,600	15,040

Crown Media Holdings Inc ‘A’*	11,800	93,102

CSK Auto Corp*	11,600	161,704

CSS Industries Inc*	1,900	67,450

Daisytek International Corp*	10,500	178,080

Deb Shops Inc	800	27,023

DEL Laboratories Inc*	1,100	27,500

dELiA*s Corp ‘A’*	15,300	78,030

Department 56*	3,500	56,980

DiamondCluster International Inc ‘A’*	12,500	74,750

Dick Clark Productions Inc*	3,200	46,080

Dollar Thrifty Automotive Group Inc*	11,600	300,440

DoubleClick Inc*	52,900	392,518

Dover Downs Gaming & Entertainment	2,840	36,352

Dover Motorsports Inc	12,900	73,530

Dress Barn Inc*	15,100	233,597

Drugstore.Com*	19,900	53,531

EarthLink Inc*	55,400	372,288

Electronics Boutique Holdings Corp*	4,800	140,640

Elizabeth Arden Inc*	7,500	131,250

Escalade Inc*	400	9,148

eUniverse Inc*	8,900	54,735

Exult Inc*	18,800	122,200

Factory 2-U Stores Inc*	6,700	92,795

FAO Inc*	5,100	40,545

Finish Line ‘A’*	10,200	182,784

Finlay Enterprises Inc*	800	13,176

First Consulting Group Inc*	6,000	51,600

Fisher Communications Inc	1,700	99,824

Footstar Inc*	9,500	232,465

Forrester Research Inc*	8,100	157,132

Fossil Inc*	10,850	223,076

Fred’s Inc	9,912	364,563

FreeMarkets Inc*	19,800	279,774

Friedman’s Inc ‘A’	7,200	93,593

FTD Inc ‘A’*	1,794	23,089

FTI Consulting Inc*	7,750	271,328

G&K Services Inc ‘A’	10,100	345,824

Gaiam Inc*	700	10,248

Galyans Trading Co Inc*	6,000	133,560

Garan Inc	1,200	69,420

Gart Sports Co*	3,800	106,894

Gaylord Entertainment Co*	10,400	229,320

Genesco Inc*	9,500	231,325

GenesisIntermedia Inc*	2,800	84

Global Imaging Systems Inc*	5,100	96,849

Goody’s Family Clothing Inc*	9,700	110,968

Gray Communication System	6,200	112,220

Grey Global Group Inc	400	276,004

Group 1 Automotive Inc*	8,200	312,830

GSI Commerce Inc*	8,100	60,345

Guess? Inc*	1,200	8,640

Guitar Center Inc*	7,900	146,545

Gymboree Corp*	12,800	205,056

Hall Kinion & Associates Inc*	3,100	23,281

Hancock Fabrics Inc	8,000	148,560

Handleman Co*	11,700	169,182

Harris Interactive Inc*	11,300	38,081

Haverty Furniture Cos Inc	8,800	173,800

Heidrick & Struggles International Inc*	9,500	189,715

Hibbett Sporting Goods Inc*	3,300	83,820

Hollinger International Inc	21,400	256,800

Hollywood Casino Corp ‘A’*	4,900	52,920

Hollywood Entertainment Corp*	24,900	514,932

Hot Topic Inc*	14,900	397,979

ICT Group Inc*	300	5,451

IHOP Corp*	8,200	241,490

Infogrames Inc*	2,900	7,917

Information Holdings Inc*	5,300	129,320

InfoUSA Inc*	8,500	46,504

Insight Communications Co*	21,231	258,381

Insight Enterprises Inc*	18,625	469,164

Insurance Auto Auctions Inc*	6,500	126,750

Inter Parfums Inc	5,700	39,615

InterTAN Inc*	11,000	122,650

Isle of Capri Casinos Inc*	9,500	192,375

ITT Educational Services Inc*	20,100	438,180

Jack In The Box Inc*	17,400	553,320

Jakks Pacific Inc*	12,300	217,833

Jarden Corp*	6,500	128,700

Jo-Ann Stores Inc ‘A’*	7,600	221,920

Johnson Outdoors Inc ‘A’*	3,100	52,173

Journal Register Co*	11,100	223,110

K Mart Corp*	59,900	61,697

K2 Inc*	8,500	87,125

Kellwood Co	11,200	364,000

Kelly Services Inc ‘A’	9,000	243,090

Kenneth Cole Productions Inc ‘A’*	3,350	94,972

Kforce Inc*	5,069	30,161

Korn/Ferry International*	15,100	137,410

Kroll Inc*	11,200	234,976

K-Swiss Inc ‘A’	5,600	145,488

L.S. Starrett Co ‘A’	4,700	118,675

Labor Ready Inc*	23,100	135,135

Landry’s Restaurants Inc	10,400	265,304

Lawson Products Inc	2,400	73,944

Learning Tree International Inc*	6,300	116,802

Libbey Inc	6,900	235,290

Liberty Corp	7,400	294,890

Liberty Livewire Corp ‘A’*	2,300	6,762

Lifeline Systems Inc*	3,200	84,288

Lightbridge Inc*	15,910	130,621

Linens ‘n Things Inc*	15,900	521,679

Lithia Motors Inc ‘A’*	5,200	139,984

LodgeNet Entertainment Corp*	3,500	50,396

Lone Star Steakhouse & Saloon	10,600	250,054

LookSmart Ltd*	23,200	45,472

Luby’s Inc*	9,400	61,852

Magna Entertainment Corp ‘A’*	17,100	119,529

Mail-Well Inc*	8,300	43,160

Marcus Corp	6,900	114,885

MarineMax Inc*	1,700	22,015

Martha Stewart Living Omnimedia ‘A’*	6,600	75,702

Marvel Enterprises Inc*	11,000	60,280

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Matthews International Corp ‘A’	11,800	$275,530

MAXIMUS Inc*	7,100	225,070

Maxwell Shoe Co ‘A’*	4,200	68,250

Medical Staffing Network Holdings Inc*	2,600	63,700

MemberWorks Inc*	5,600	103,768

Metro One Telecommunications*	10,300	143,788

Midas Inc*	3,200	40,032

Midway Games Inc*	15,300	130,050

Monarch Casino & Resort Inc*	3,600	53,388

Monro Muffler Inc*	1,000	22,750

Mossimo Inc*	500	4,485

Mothers Work Inc*	300	11,790

Movado Group Inc	2,300	57,845

Movie Gallery Inc*	9,225	194,832

MPS Group Inc*	40,700	345,950

MSC Industrial Direct Co Inc ‘A’*	14,600	284,700

MTR Gaming Group Inc*	9,900	165,330

Multimedia Games Inc*	5,500	119,955

National Presto Industries Inc	2,200	70,400

Nautica Enterprises Inc*	13,900	180,561

Nautilus Group Inc*	14,125	432,225

Navigant Consulting Inc*	14,600	102,054

Navigant International Inc*	7,300	112,931

Neoforma Inc*	1,800	23,382

NetFlix Inc*	3,900	54,561

NetRatings Inc*	1,300	11,895

NIC Inc*	2,000	2,960

Nu Skin Enterprises Inc ‘A’	18,700	272,085

Oakley Inc*	10,300	179,220

O’Charley’s Inc*	8,900	225,170

OfficeMax Inc*	54,400	320,416

On Assignment Inc*	11,400	202,920

Oneida Ltd	6,800	130,220

OshKosh B’Gosh Inc ‘A’	4,830	210,056

Overstock.com Inc*	2,700	37,935

Overture Services Inc*	23,000	574,540

Oxford Industries Inc	2,500	70,000

P.F. Chang’s China Bistro Inc*	7,600	238,792

Pacific Sunwear of California*	14,250	315,923

Panera Bread Co ‘A’*	10,400	361,400

Papa John’s International Inc*	7,400	247,086

ParkerVision Inc*	2,500	47,950

Party City Corp*	3,900	63,570

Paxson Communications Corp*	14,500	79,750

Payless Shoesource Inc*	9,900	570,735

PC Connection Inc*	1,750	7,175

PDI Inc*	3,900	60,411

Pegasus Solutions Inc*	13,100	229,250

Penn National Gaming Inc*	16,400	297,660

Penton Media Inc*	12,900	27,735

Pep Boys Manny Moe & Jack	22,700	382,495

Phillips-Van Heusen Corp	10,900	170,040

Pinnacle Entertainment Inc*	11,400	121,182

PLATO Learning Inc*	10,366	102,312

Playboy Enterprises ‘B’*	6,600	84,150

Playtex Products Inc*	10,600	137,270

Pre-Paid Legal Services Inc*	6,600	131,340

priceline.com Inc*	59,800	166,842

PriceSmart Inc*	1,800	69,390

Prime Hospitality Corp*	22,200	288,378

Primedia Inc*	57,000	69,540

Princeton Review Inc*	4,100	37,474

Private Media Group Inc*	11,800	33,748

ProBusiness Services Inc*	9,400	136,949

ProQuest Co*	6,500	230,425

Protection One Inc*	5,300	14,575

Pulitzer Inc	4,900	254,310

QRS Corp*	4,050	31,550

Quiksilver Inc*	9,150	226,920

R.H. Donnelley Corp*	12,100	338,437

Racing Champions Ertl Corp*	5,200	96,044

Raindance Communications Inc*	15,600	89,700

Rare Hospitality International Inc*	10,550	284,006

Regent Communications Inc*	11,800	83,296

Regis Corp	21,600	583,610

Register.com Inc*	11,700	89,154

RemedyTemp Inc ‘A’*	4,600	83,720

Renaissance Learning Inc*	4,100	82,902

Rent-Way Inc*	13,000	167,960

Resources Connection Inc*	7,700	207,823

Restoration Hardware Inc*	10,600	93,810

Revlon Inc ‘A’*	8,200	40,590

Rex Stores Corp*	2,300	31,510

Right Management Consultants*	6,300	165,684

RMH Teleservices Inc*	3,500	24,045

Rollins Inc	6,700	136,278

Russ Berrie & Co Inc	4,700	166,380

Russell Corp	12,500	240,625

Ryan’s Family Steak Houses Inc*	22,500	297,225

Saga Communications Inc ‘A’*	5,531	124,448

Salem Communications Corp ‘A’*	4,200	104,454

Salton Inc*	3,050	43,768

Schawk Inc	7,200	77,040

School Specialty Inc*	8,000	212,480

Scientific Games Corp ‘A’*	13,400	106,396

SCP Pool Corp*	10,775	299,114

Service Corp International*	131,800	636,594

Sharper Image Corp*	4,300	86,645

Shoe Carnival Inc*	1,900	40,546

ShopKo Stores Inc*	14,900	300,980

Shuffle Master Inc*	9,800	180,026

Sinclair Broadcast Group Inc ‘A’*	16,400	236,800

Sirius Satellite Radio Inc*	37,200	140,207

SITEL Corp*	26,800	84,688

Skechers U.S.A. Inc ‘A’*	8,300	179,363

SkillSoft Corp*	6,900	54,165

Sonic Corp*	17,150	538,682

SOURCECORP Inc*	8,200	217,300

Spanish Broadcasting System Inc ‘A’*	18,950	189,500

Speedway Motorsports Inc*	5,100	129,693

Spherion Corp*	27,860	331,534

Spiegel Inc ‘A’	4,500	3,285

Sports Authority Inc*	13,600	154,496

Stage Stores Inc*	8,600	298,764

Stamps.com Inc*	20,400	90,372

Stanley Furniture Co Inc*	1,400	37,450

StarMedia Network Inc*	18,700	748

StarTek Inc*	3,700	98,938

Station Casinos Inc*	15,050	268,642

Stein Mart Inc*	8,800	104,456

Steinway Musical Instruments*	2,000	42,800

Steven Madden Ltd*	5,800	115,008

Stewart Enterprises Inc ‘A’*	43,200	275,184

Strayer Education Inc	4,000	254,400

Stride Rite Corp	18,800	150,400

Sturm Ruger & Co Inc	9,200	130,180

Sylvan Learning Systems Inc*	16,400	327,016

Take-Two Interactive Software Inc*	17,800	366,502

TeleTech Holdings Inc*	18,400	175,536

Tetra Tech Inc*	25,718	378,055

The Advisory Board Co*	2,800	101,472

The Bombay Co Inc*	21,500	94,600

The Buckle Inc*	2,000	49,440

The Cato Corp ‘A’	7,600	169,480

The Children’s Place Retail Stores Inc*	4,900	129,855

The J. Jill Group Inc*	6,400	242,880

The Men’s Wearhouse Inc*	14,586	371,943

The Steak N Shake Co*	10,760	168,394

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

The Topps Co Inc*	20,000	$201,200

The Wet Seal Inc ‘A’*	11,925	289,778

The Yankee Candle Co Inc*	13,400	363,006

Thomas Nelson Inc	6,400	67,584

THQ Inc*	18,600	554,652

TiVo Inc*	8,700	32,277

Too Inc*	14,900	458,920

Toro Co	6,200	352,408

Tractor Supply Co*	3,600	255,564

Trans World Entertainment Corp*	7,900	46,057

Triarc Co Inc*	6,250	172,500

Tropical Sportswear International Corp*	3,100	68,789

Tuesday Morning Corp*	3,900	72,384

Tupperware Corp	26,000	540,540

Tweeter Home Entertainment Group Inc*	10,400	169,936

Ultimate Electronics Inc*	4,800	124,368

UniFirst Corp	2,300	58,190

United Auto Group Inc*	6,800	142,120

United Natural Foods Inc*	10,500	204,750

United Online Inc*	11,600	139,432

United Stationers Inc*	14,200	431,680

Universal Electronics Inc*	5,300	79,288

Urban Outfitters Inc*	4,200	145,824

Vail Resorts Inc*	2,200	37,620

ValueClick Inc*	25,400	82,296

ValueVision Media Inc ‘A’*	10,800	196,020

Vans Inc*	10,700	86,895

Volt Information Sciences Inc*	2,400	58,776

Wackenhut Corrections Corp*	1,900	27,740

Wallace Computer Services Inc	17,600	378,400

Waste Connections Inc*	14,000	437,360

Water Pik Technologies Inc*	2,100	26,271

Watson Wyatt & Co Holdings*	8,100	196,182

WESCO International Inc*	6,700	42,210

West Marine Inc*	6,200	79,112

Westpoint Stevens Inc*	16,500	63,855

Whitehall Jewellers Inc*	4,000	83,000

Wilsons The Leather Experts Inc*	8,200	114,800

Wireless Facilities Inc*	9,400	46,060

WMS Industries Inc*	10,300	126,175

Wolverine World Wide Inc	19,600	342,020

World Fuel Services Corp	2,500	61,000

World Wrestling Entertainment Inc*	2,500	36,500

Wyndham International Inc ‘A’*	67,100	77,836

XM Satellite Radio Holdings Inc ‘A’*	23,100	169,785

Young Broadcasting Inc ‘A’*	7,700	136,906

		62,735,184

Consumer Staples - 2.68%

7-Eleven Inc*	11,000	88,550

American Italian Pasta Co ‘A’*	7,400	377,326

Arden Group Inc ‘A’*	700	42,007

Aurora Foods Inc*	9,800	14,700

Boston Beer Co Inc ‘A’*	2,400	38,160

Casey’s General Stores Inc	20,800	250,432

Chiquita Brands International Inc*	18,200	325,962

Coca-Cola Bottling Co	400	17,200

Del Monte Foods Co*	14,600	172,280

DIMON Inc	24,000	166,080

Duane Reade Inc*	9,200	313,260

Farmer Brothers Co	300	108,831

Fleming Cos Inc	18,500	335,775

Flowers Foods Inc*	10,400	268,840

Great Atlantic & Pacific Tea Co*	7,900	147,651

Green Mountain Coffee Inc*	1,500	31,815

Herbalife International Inc ‘A’	8,400	160,440

Herbalife International Inc ‘B’	8,400	161,028

Horizon Organic Holding Corp*	1,200	21,144

Ingles Markets Inc ‘A’	6,700	84,956

International Multifoods Corp*	7,900	205,400

Interstate Bakeries Corp	19,200	554,496

J&J Snack Foods Corp*	2,900	130,384

Lance Inc	11,500	167,670

Longs Drug Stores Corp	13,500	381,915

Maui Land & Pineapple Co Inc*	3,100	62,620

Monterey Pasta Co*	2,500	23,575

Nash Finch Co	5,400	172,584

National Beverage Corp*	3,000	42,000

Nature’s Sunshine Products Inc	2,100	23,751

NBTY Inc*	20,800	321,984

Pathmark Stores Inc*	16,000	300,960

Peet’s Coffee & Tea Inc*	5,500	101,255

Penn Traffic Co*	1,800	18,000

Pilgrims Pride Corp ‘B’	4,800	67,200

Ralcorp Holdings Inc*	14,200	443,750

Riviana Foods Inc	2,800	71,005

Robert Mondavi Corp ‘A’*	5,400	184,842

Ruddick Corp	14,800	251,008

Sanderson Farms Inc	2,400	60,024

Schweitzer-Mauduit International Inc	7,000	172,200

Seaboard Corp	100	24,845

Sensient Technologies Corp	20,900	475,684

Smart & Final Inc*	2,300	17,940

Standard Commercial Corp	3,600	78,120

The Hain Celestial Group Inc*	12,700	234,950

The J.M. Smucker Co	9,227	314,918

Universal Corp VA	13,200	484,440

Vector Group Ltd	10,964	192,966

Weis Markets Inc	5,200	193,648

Wild Oats Markets Inc*	10,700	172,270

		9,072,841

Diversified - 0.63%

Carlisle Cos Inc	15,100	679,198

FMC Corp*	11,600	349,972

GenCorp Inc	14,700	210,210

Kaman Corp ‘A’	10,600	177,656

Sequa Corp ‘A’*	2,400	156,936

Trinity Industries Inc	18,600	385,392

Walter Industries Inc	12,700	169,545

		2,128,909

Energy - 3.98%

3TEC Energy Corp*	5,300	92,379

Arch Coal Inc	19,700	447,387

Atwood Oceanics Inc*	5,100	191,250

Berry Petroleum Co ‘A’	5,700	96,045

Cabot Oil & Gas Corp	14,600	333,610

Cal Dive International Inc*	18,800	413,600

Capstone Turbine Corp*	36,600	60,756

Carbo Ceramics Inc	3,800	140,410

Chesapeake Energy Corp*	67,000	482,400

Chiles Offshore Inc*	7,400	172,272

Comstock Resources Inc*	6,500	49,400

Covanta Energy Corp*	10,500	158

Denbury Resources Inc*	7,400	76,146

Dril-Quip Inc*	2,800	69,860

Encore Acquisition Co*	2,000	34,500

Energy Partners Ltd*	12,800	119,040

Evergreen Resources Inc*	9,700	412,250

Frontier Oil Corp	13,400	235,840

FuelCell Energy Inc*	16,100	165,669

Global Industries Ltd*	35,300	246,747

Global Power Equipment Group Inc*	6,900	68,310

Grey Wolf Inc*	71,100	288,666

Gulf Island Fabrication Inc*	1,300	23,842

Hanover Compressor Co*	20,800	280,800

Harvest Natural Resources Inc*	10,900	54,500

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Horizon Offshore Inc*	11,300	$95,372

Hydril Co*	6,700	179,560

Input/Output Inc*	21,200	190,800

Key Energy Services Inc*	44,100	463,050

Key Production Co Inc*	4,700	91,650

Lufkin Industries Inc	2,400	69,288

Magnum Hunter Resources Inc*	27,000	213,030

Massey Energy Co	28,600	363,220

Meridian Resource Corp*	21,500	79,980

NATCO Group Inc ‘A’*	9,200	80,040

Newpark Resources Inc*	34,000	249,900

Nuevo Energy Co*	7,400	116,920

Oceaneering International Inc*	11,100	299,700

Oil States International Inc*	4,800	57,120

Parker Drilling Co*	36,700	120,009

Patina Oil & Gas Corp	12,500	342,875

Penn Virginia Corp	3,200	124,736

Petroquest Energy Inc*	8,000	44,560

Plains Resources Inc*	11,300	302,275

Plug Power Inc*	5,100	40,341

Prima Energy Corp*	4,750	108,252

Pure Resources Inc*	6,500	135,200

Quicksilver Resources Inc*	4,500	116,325

Range Resources Corp*	18,200	101,920

Remington Oil & Gas Corp*	11,500	229,080

Resource America Inc ‘A’	7,100	74,834

RPC Inc	5,200	61,360

Seacor Smit Inc*	8,250	390,638

Spinnaker Exploration Co*	10,000	360,200

St. Mary Land & Exploration Co	14,600	349,363

Stone Energy Corp*	10,851	436,753

Superior Energy Services Inc*	19,300	195,895

Swift Energy Co*	12,800	202,112

Syntroleum Corp*	14,300	41,184

Tesoro Petroleum Corp*	33,700	261,175

Tetra Technologies Inc*	7,500	199,125

The Exploration Co of Delaware Inc*	3,800	25,536

The Houston Exploration Co*	3,600	104,400

Tom Brown Inc*	16,900	479,115

TransMontaigne Inc*	13,000	78,650

Trico Marine Services Inc*	10,400	70,616

Unit Corp*	16,100	279,335

Universal Compression Holdings Inc*	7,500	179,925

Veritas DGC Inc*	16,900	212,940

Vintage Petroleum Inc	25,300	301,070

Westport Resources Corp*	7,531	123,508

W-H Energy Services Inc*	12,300	272,568

		13,471,342

Financial Services - 21.71%

1st Source Corp	5,322	131,560

ABC Bancorp	7,000	104,230

Acacia Research Corp*	6,239	44,297

Acadia Realty Trust	10,800	88,020

Actrade Financial Technologies Ltd*	5,300	55,226

Advanta Corp ‘B’	8,100	88,533

Alabama National Bancorp	3,800	164,502

Alexander’s Inc*	500	38,400

Alexandria Real Estate Equities Inc	8,100	399,654

Alfa Corp	16,400	191,880

Allegiant Bancorp Inc	3,400	61,778

AMCORE Financial Inc	10,000	231,700

America First Mortgage Investments Inc	19,600	193,060

American Capital Strategies Ltd	19,300	530,171

American Financial Holdings Inc	12,100	362,032

American Home Mortgage Holdings Inc	900	11,241

American National Bankshares Inc	4,200	115,038

American Physicians Capital Inc*	6,500	119,984

Ameritrade Holding Corp ‘A’*	37,900	174,340

AMLI Residential Properties	8,000	208,000

Anchor Bancorp Wisconsin Inc	10,000	241,100

Anthracite Capital Inc	24,300	321,975

Anworth Mortgage Asset Corp	8,300	112,963

Apex Mortgage Capital Inc	16,000	239,520

Argonaut Group Inc	10,200	218,484

Arrow Financial Corp	2,190	74,438

Associated Estates Realty Corp	4,100	43,460

Baldwin & Lyons Inc ‘B’	4,200	95,886

Banc Corp*	10,300	88,683

BancFirst Corp	1,800	83,502

Bancorp Connecticut Inc	3,300	92,598

Bank Mutual Corp	3,500	71,295

Bank of Granite Corp	6,450	127,000

Bank of the Ozarks Inc	600	13,404

BankAtlantic Bancorp Inc ‘A’	22,700	281,480

BankUnited Financial Corp ‘A’*	10,100	193,415

Banner Corp	3,200	79,200

Barra Inc*	8,300	308,594

Bay View Capital Corp*	29,680	190,249

Bedford Property Investors	6,900	186,990

Berkshire Hills Bancorp Inc	1,500	39,300

BKF Capital Group Inc*	4,000	114,000

Boston Private Financial Holdings Inc	10,400	257,296

BostonFed Bancorp Inc	3,000	96,300

Boykin Lodging Co	4,500	49,185

Brandywine Realty Trust	11,200	290,080

Brookline Bancorp Inc	6,200	156,860

Bryn Mawr Bank Corp	2,600	104,780

BSB Bancorp Inc	2,800	74,704

California First National Bancorp	3,700	59,496

Camden National Corp	2,400	66,600

Capital Automotive REIT	11,500	274,390

Capital City Bank Group Inc	3,300	113,949

Capitol Bancorp Ltd	2,000	47,358

Capstead Mortgage Corp	4,600	103,500

Carreker Corp*	10,700	121,124

Cascade Bancorp	3,600	64,800

Cash America International Inc	7,000	64,400

Cathay Bancorp Inc	6,500	269,744

CB Bancshares Inc	2,500	94,725

CBL & Associates Properties Inc	10,400	421,200

CCBT Financial Cos Inc	4,100	116,481

CCC Information Services Group*	5,662	79,268

Centennial Bancorp	14,615	115,166

Center Trust Inc	10,100	71,306

Central Coast Bancorp*	5,375	121,905

Century Bancorp Inc MA ‘A’	2,900	79,373

Ceres Group Inc*	17,100	66,690

CFS Bancorp Inc	5,700	88,122

Charter Financial Corp	500	14,230

Charter Municipal Mtg Acceptance Co	20,300	362,964

Chateau Communities Inc	9,900	302,940

Chelsea Property Group Inc	14,100	471,645

Chemical Financial Corp	9,593	359,833

Chittenden Corp	13,002	376,798

Citizens First Bancorp Inc	2,600	58,474

Citizens Inc*	10,675	138,562

City Bank Lynnwood WA	3,600	115,200

City Holding Co*	7,500	175,575

Clark/Bardes Inc*	5,600	127,904

CNA Surety Corp	4,900	71,981

Coastal Bancorp Inc	2,000	63,520

Coastal Financial Corp	6,800	100,640

CoBiz Inc	3,550	61,096

Colonial Properties Trust	7,000	272,650

Columbia Bancorp	4,500	106,245

Columbia Banking Systems Inc*	9,125	117,804

Comdisco Inc*	27,200	707

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Commerce Group Inc	10,800	$427,140

Commercial Federal Corp	21,900	635,100

Commercial Net Lease Realty	18,000	288,000

Commonwealth Bancorp Inc	2,400	71,208

Community Bank System Inc	4,200	135,450

Community Banks Inc	3,714	109,266

Community First Bankshares Inc	18,900	493,101

Community Trust Bancorp Inc	4,000	112,440

CompuCredit Corp*	5,300	37,312

Connecticut Bancshares Inc DE	4,100	136,120

Conseco Inc*	134,500	269,000

Cornerstone Realty Income Trust Inc	22,700	256,510

Corporate Office Properties Trust SBI MD	5,600	81,704

Correctional Properties Trust	1,700	37,400

Corrections Corp of America*	12,298	212,755

Corus Bankshares Inc	3,500	160,717

CPB Inc	3,300	151,635

Crawford & Co ‘B’	12,600	102,060

Credit Acceptance Corp*	3,400	42,738

Crown American Realty Trust	6,000	56,400

CVB Financial Corp	11,677	265,185

Delphi Financial Group ‘A’	6,240	270,504

Digital Insight Corp*	15,000	246,750

Dime Community Bancshares	11,950	271,146

East West Bancorp Inc	12,100	417,692

EastGroup Properties Inc	6,400	163,840

eFunds Corp*	24,900	236,276

Electro Rent Corp*	3,900	50,661

Entertainment Properties Trust	6,600	162,624

Equity Inns Inc	14,500	116,000

Equity One Inc	400	5,600

eSpeed Inc ‘A’*	12,500	136,375

Essex Property Trust Inc	7,100	388,370

Euronet Worldwide Inc*	8,600	137,514

F&M Bancorp Frederick MD	5,100	179,928

FactSet Research Systems Inc	10,800	321,516

Farmers Capital Bank Corp	3,100	109,275

FBL Financial Group Inc ‘A’	3,728	82,575

FBR Asset Investment Corp	8,300	276,805

Federal Agriculture Mortgage Corp ‘C’*	4,500	120,150

Federal Realty Investment Trust	18,300	507,093

FelCor Lodging Trust Inc	22,800	418,380

Fidelity Bankshares Inc	5,700	125,394

Financial Federal Corp*	5,200	172,120

Financial Industries Corp	5,700	102,999

Financial Institutions Inc	2,700	102,222

First Bancorp NC	3,400	93,534

First Bancorp Puerto Rico	9,400	354,380

First Busey Corp	4,300	95,503

First Charter Corp	12,600	227,808

First Citizens BancShares Inc VA ‘A’	2,500	276,475

First Commonwealth Financial Corp	24,944	336,495

First Community Bancorp CA	900	20,889

First Community Banshares Inc	2,999	100,946

First Defiance Financial Corp	4,300	86,215

First Essex Bancorp Inc	2,600	88,920

First Federal Capital Corp	9,700	214,370

First Financial Bancorp	15,142	296,329

First Financial Bankshares Inc	4,950	207,103

First Financial Corp IN	3,200	164,544

First Financial Holdings Inc	7,500	241,125

First Indiana Corp	5,450	118,646

First Merchants Corp	5,221	156,625

First National Corp	4,500	135,900

First Niagara Financial Group Inc	5,700	158,232

First Oak Brook Bancshares Inc	900	28,665

First Place Financial Corp Warren OH	4,000	79,640

First Republic Bank*	6,100	167,750

First Sentinel Bancorp Inc	9,300	127,968

First South Bancorp Inc VA	2,300	83,375

First State Bancorp	3,300	85,800

Firstfed America Bancorp	1,200	28,560

FirstFed Financial Corp*	8,200	237,800

Flagstar Bancorp Inc	7,900	182,490

Flushing Financial Corp	2,950	60,446

FNB Corp VA	4,100	124,886

FPIC Insurance Group Inc*	6,500	97,825

Fremont General Corp	32,800	137,104

Friedman Billings Ramsey Group Inc ‘A’*	6,000	76,380

Frontier Financial Corp	6,300	184,905

Gabelli Asset Management Inc ‘A’*	2,000	73,000

Gables Residential Trust	12,800	408,704

GBC Bancorp CA	3,695	106,970

German American Bancorp	6,450	119,325

Getty Realty Corp	5,400	109,350

Glacier Bancorp Inc	6,000	147,000

Gladstone Capital Corp	2,300	41,515

Glenborough Realty Trust Inc	8,800	208,560

Glimcher Realty Trust	13,300	244,720

Gold Banc Corp Inc	14,000	153,566

Granite State Bankshares Inc	1,300	41,599

Great American Financial Resources Inc	3,500	67,550

Great Lakes REIT Inc	6,200	117,676

Great Southern Bancorp Inc	2,700	107,460

Hancock Holding Co	3,600	242,568

Hanmi Financial Corp*	2,000	34,280

Harbor Florida Bancshares Inc	10,100	224,119

Harleysville Group Inc	12,600	349,272

Harleysville National Corp	8,662	233,961

Hawthorne Financial Corp*	1,600	51,856

Health Care REIT Inc	18,500	554,075

Healthcare Realty Trust Inc	20,800	665,600

HealthExtras Inc*	7,200	36,504

Heritage Property Investment Trust	7,100	189,641

Hilb, Rogal & Hamilton Co	12,600	570,150

Home Properties of NY Inc	12,300	466,662

Homestore Inc*	22,900	32,976

Horace Mann Educators Corp	18,600	347,262

HRPT Properties Trust	61,700	546,045

Hudson River Bancorp	5,800	156,542

Humboldt Bancorp	6,300	105,903

Hypercom Corp*	12,300	94,710

IBERIABANK Corp	2,500	101,350

iDine Rewards Network Inc*	4,300	49,450

IMPAC Mortgage Holdings Inc	21,300	287,124

Independence Holding Co	3,200	73,568

Independent Bank Corp MA	4,100	93,849

Independent Bank Corp MI	4,480	141,389

Innkeepers USA Trust	12,300	117,834

Integra Bank Corp	7,300	163,520

InterCept Inc*	8,000	165,760

Interchange Financial Services Corp NJ	3,900	108,225

International Bancshares Corp	9,733	411,122

Interpool Inc	2,700	46,602

Investors Real Estate Trust	10,500	111,930

IRT Property Co	12,900	162,540

Irwin Financial Corp	6,400	128,640

Itla Capital Corp*	1,100	32,659

JDN Realty Corp	16,500	206,250

Jefferies Group Inc	9,900	416,790

John H Harland Co	13,800	389,160

JP Realty Inc	5,700	151,905

Kansas City Life Insurance Co	1,600	61,872

Keystone Property Trust	5,600	88,872

Kilroy Realty Corp	12,700	339,725

Knight Trading Group Inc*	42,500	222,700

Koger Equity Inc	10,800	208,440

Kramont Realty Trust	6,400	102,336

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Kronos Inc*	9,275	$282,785

La Quinta Corp*	69,300	502,425

Lakeland Bancorp Inc	5,260	114,458

Lakeland Financial Corp	3,700	106,708

LandAmerica Financial Group Inc	9,100	286,650

LaSalle Hotel Properties	5,500	86,625

Leeds Federal Bankshares Inc	1,700	54,349

LendingTree Inc*	4,600	58,466

Lexington Corporate Properties Trust	11,000	181,500

Local Financial Corp*	9,100	148,421

LSB Bancshares Inc	5,900	118,000

LTC Properties Inc	10,900	92,650

Macatawa Bank Corp	4,800	103,728

MAF Bancorp Inc	9,800	368,480

Main Street Banks Inc	3,100	64,108

MainSource Financial Group Inc	4,100	99,179

Manufactured Home Communities Inc	6,700	235,170

MASSBANK Corp	2,800	99,064

MB Financial Inc	4,400	147,224

MCG Capital Corp	11,300	188,823

McGrath RentCorp	2,700	69,984

Medford Bancorp Inc	4,100	142,803

MEEMIC Holdings Inc*	1,700	47,226

Merchants Bancshares Inc	3,200	90,944

MeriStar Hospitality Corp	21,400	326,350

Metris Cos Inc	13,400	111,354

MID Atlantic Realty Trust	6,000	105,600

Mid-America Apartment Communities Inc	6,700	179,225

Mid-State Bancshares	11,400	220,020

Midwest Banc Holdings Inc	2,800	83,692

Mission West Properties Inc	4,100	49,774

Mississippi Valley Bancshares Inc	1,900	98,287

Nara Bancorp Inc	3,400	78,234

National Health Investors Inc	8,500	136,000

National Health Realty Inc	4,600	86,020

National Penn Bancshares Inc	7,066	185,129

National Western Life Insurance ‘A’*	700	80,465

Nationwide Health Properties Inc	24,900	466,875

Navigators Group Inc*	3,200	85,696

NBC Capital Corp	3,506	133,228

NBT Bancorp Inc	13,195	238,434

NCO Group Inc*	10,000	217,800

NDCHealth Corp	15,200	424,080

NetBank Inc*	23,100	269,115

New Century Financial Corp	8,400	293,748

NextCard Inc*	7,300	124

Northwest Bancorp Inc	2,800	36,988

Novastar Financial Inc	6,000	214,500

NYMAGIC Inc	2,700	41,175

OceanFirst Financial Corp	3,300	79,662

Ocwen Financial Corp*	12,900	70,950

Odyssey Re Holdings Corp	10,000	173,900

Ohio Casualty Corp*	25,600	535,040

Old Second Bancorp Inc	3,633	133,489

Omega Financial Corp	3,900	142,389

Omega Healthcare Investors Inc*	3,500	24,955

Oriental Financial Group	4,240	107,526

Pacific Capital Bancorp	17,666	421,864

Pacific Northwest Bancorp	8,400	263,088

Pacific Union Bank*	7,200	125,856

Pan Pacific Retail Properties Inc	16,700	570,806

Parkvale Financial Corp	3,500	100,240

Parkway Properties Inc MD	2,700	98,226

Partners Trust Financial Group Inc*	1,100	17,600

Peapack-Gladstone Financial Corp	2,000	122,400

Pennfed Financial Services	2,394	66,793

PennRock Financial Services Corp	4,100	135,095

Pennsylvania REIT	5,300	143,683

Peoples Bancorp Inc OH	2,400	68,568

PFF Bancorp Inc	5,400	207,360

Philadelphia Consolidated Holding Corp*	8,700	394,458

PICO Holdings Inc*	5,300	87,821

Pinnacle Holdings Inc*	10,600	106

PMA Capital Corp ‘A’	10,600	224,190

Port Financial Corp	2,100	84,189

Portal Software Inc*	41,700	31,275

Post Properties Inc	16,800	506,688

Prentiss Properties Trust	13,300	422,275

Presidential Life Corp	9,800	198,646

PRG-Schultz International Inc*	18,650	229,582

Price Legacy Corp*	16,100	61,985

PrivateBancorp Inc	2,900	89,697

ProAssurance Corp*	7,950	139,920

Prosperity Bancshares Inc	3,100	56,479

Provident Bancorp Inc	1,400	39,256

Provident Bankshares Corp	12,595	298,376

PS Business Parks Inc	3,700	129,315

Quaker City Bancorp Inc*	1,900	78,698

R&G Financial Corp ‘B’	8,100	192,051

RAIT Investment Trust	5,800	137,634

Ramco-Gershenson Properties	2,100	42,315

Realty Income Corp	14,600	539,032

Redwood Trust Inc	6,300	198,450

Republic Bancorp Inc KY ‘A’	6,300	74,277

Republic Bancorp Inc MI	21,026	314,128

Republic Bancshares Inc*	4,100	82,697

RFS Hotel Investors Inc	15,200	205,808

Riggs National Corp Washington DC	6,600	98,406

RLI Corp	2,200	112,200

Royal Bancshares of Pennsylvania ‘A’	4,038	86,454

S&T Bancorp Inc	11,100	299,700

S1 Corp*	33,518	247,698

Sandy Spring Bancorp Inc	5,750	184,863

Santander BanCorp	1,790	30,520

Saul Centers Inc	3,500	90,650

Saxon Capital Inc*	14,900	242,423

Seacoast Banking Corp of Florida	1,600	92,368

Seacoast Financial Services Corp	12,800	320,896

Second Bancorp Inc	3,900	106,470

Selective Insurance Group	12,200	345,626

Senior Housing Properties Trust	19,000	298,300

Shurgard Storage Centers ‘A’	14,700	510,090

Simmons First National Corp ‘A’	3,400	144,806

SL Green Realty Corp	11,700	417,105

Sotheby’s Holdings Inc ‘A’*	19,000	270,750

SoundView Technology Group Inc*	35,100	59,670

Southwest Bancorp Inc OK	3,900	108,069

Southwest Bancorp of Texas Inc*	14,300	517,946

Sovran Self Storage Inc	4,800	164,016

St. Francis Capital Corp	2,800	69,412

State Auto Financial Corp	3,900	63,960

State Bancorp Inc	5,300	93,015

Staten Island Bancorp Inc	26,100	501,120

Sterling Bancorp NY	3,130	111,741

Sterling Bancshares Inc	20,450	302,047

Sterling Financial Corp PA	6,325	157,872

Sterling Financial Corp WA*	3,700	73,593

Stewart Information Services Corp*	6,000	123,300

Suffolk Bancorp	4,400	160,600

Summit Bancshares Inc TX	3,900	94,731

Summit Properties Inc	10,400	242,840

Sun Bancorp Inc NJ*	5,500	76,395

Sun Bancorp Inc PA	3,900	95,511

Sun Communities Inc	6,900	288,075

Superior Financial Corp	5,100	97,665

Susquehanna Bancshares Inc	18,600	422,406

SWS Group Inc	7,030	137,929

SY Bancorp Inc	2,700	110,565

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Tanger Factory Outlet Centers Inc	2,500	$73,750

Taubman Centers Inc	15,800	240,950

Texas Regional Bancshares Inc ‘A’	7,630	378,517

The Macerich Co	16,500	511,500

The Midland Co	1,100	55,517

The Mills Corp	10,300	319,300

The Peoples Holdings Co	2,664	109,224

The South Financial Group Inc	20,487	459,093

The Town & Country Trust	5,200	116,480

The Trust Co of New Jersey	8,800	226,151

Thornburg Mortgage Inc	19,600	385,728

Three Rivers Bancorp Inc	2,000	35,620

Tompkins Trustco Inc	2,700	131,490

Transcontinental Realty Investors Inc *	3,300	65,406

Triad Guaranty Inc *	3,500	152,355

Trico Bancshares	3,700	97,976

Troy Financial Corp	2,600	78,260

TrustCo Bank Corp NY	31,108	409,692

UCBH Holdings Inc	9,400	357,294

UICI *	18,200	367,640

UMB Financial Corp	6,941	325,325

Umpqua Holdings Corp	7,400	136,752

Union Bankshares Corp	5,000	135,450

United Bankshares Inc	18,400	540,592

United Community Banks Inc GA	6,600	195,558

United Community Financial Corp	14,800	138,528

United Fire & Casualty Co	2,400	90,672

United National Bancorp NJ	6,668	153,364

Universal American Financial Corp *	11,000	73,810

Universal Health Realty Income Trust	3,800	100,320

Unizan Financial Corp	10,407	222,814

Urstadt Biddle Properties Inc ‘A’	8,900	101,460

US Restaurants Properties Inc	8,400	139,188

USB Holding Co Inc	5,374	109,361

Value Line Inc	300	12,339

Ventas Inc	28,700	365,925

Vesta Insurance Group Inc	12,700	54,356

VIB Corp *	8,100	105,381

Virginia Financial Group Inc	4,543	145,649

W Holding Co Inc	11,000	266,200

Warwick Community Bancorp Inc	2,900	87,116

Washington REIT	17,100	494,190

Washington Trust Bancorp Inc	6,200	146,878

Waypoint Financial Corp	19,600	383,180

WesBanco Inc	10,100	239,471

West Coast Bancorp OR	5,100	87,465

Westcorp Inc	4,406	140,772

Westfield Financial Inc	2,200	34,100

WFS Financial Inc *	3,137	85,985

Winston Hotels Inc	5,100	48,399

Wintrust Financial Corp	7,500	259,275

World Acceptance Corp *	9,600	80,640

WSFS Financial Corp	3,700	95,719

Yardville National Bancorp	4,700	93,718

Zenith National Insurance Corp	2,800	89,180

		73,455,567

Health Care - 12.23%

aaiPharma Inc *	6,000	134,880

Abgenix Inc *	34,900	345,161

Abiomed Inc *	5,600	47,482

Accredo Health Inc *	2,041	94,163

Adolor Corp *	15,500	174,530

Advanced Neuromodulation Systems Inc *	5,200	158,600

Advanced Tissue Sciences Inc *	20,800	29,952

Aksys Ltd *	11,700	80,730

Alaris Medical Inc *	6,200	41,292

Albany Molecular Research Inc *	10,900	230,426

Alexion Pharmaceuticals Inc *	10,000	151,500

Align Technology Inc *	10,400	42,026

Alkermes Inc *	24,100	385,841

Alliance Imaging Inc *	3,600	48,600

Allos Therapeutics *	8,400	75,936

Allscripts Healthcare Solutions Inc *	8,500	31,790

Alpharma Inc ‘A’	14,300	242,814

American Healthways Inc *	6,150	109,470

American Medical Security Group Inc *	4,100	98,154

American Medical Systems Holdings Inc *	10,500	210,630

American Pharmaceutical Partners Inc *	2,200	27,192

AMERIGROUP Corp *	5,600	155,344

AmeriPath Inc *	14,300	343,200

Amsurg Corp *	10,600	278,356

Amylin Pharmaceuticals Inc *	31,100	340,234

Antigenics Inc *	12,600	124,110

Aphton Corp *	11,300	84,750

Applera Corp-Celera Genomics Group *	30,699	368,388

Applied Molecular Evolution Inc *	3,300	19,074

Apria Healthcare Group Inc *	19,300	432,320

Arena Pharmaceuticals Inc *	9,800	82,320

Ariad Pharmaceuticals Inc *	13,700	56,992

ArQule Inc *	10,000	67,500

Array BioPharma Inc *	6,600	63,624

Arrow International Inc	4,100	160,105

ArthroCare Corp *	11,900	153,034

Atherogenics Inc *	8,800	63,096

Atrix Labs Inc *	10,700	238,075

Avigen Inc *	7,300	68,693

Bentley Pharmaceuticals Inc *	3,300	38,280

Beverly Enterprises Inc *	42,700	324,947

BioMarin Pharmaceuticals Inc *	15,200	79,329

Biopure Corp *	9,100	69,615

Bio-Rad Laboratories Inc ‘A’ *	8,600	391,386

BioReliance Corp *	700	17,451

Biosite Inc *	6,200	174,530

Bio-Technology General Corp *	27,600	165,876

Bone Care International Inc *	1,300	6,800

Bradley Pharmaceuticals *	2,300	30,590

BriteSmile Inc *	5,300	12,561

Bruker Daltonics Inc *	8,800	34,760

Cantel Medical Corp *	1,400	25,760

Cardiac Science Inc *	26,000	102,700

CardioDynamics International Corp *	11,700	43,524

Cell Genesys Inc *	17,200	232,011

Cell Therapeutics Inc *	19,600	106,996

Centene Corp *	3,500	108,430

Cepheid Inc *	14,200	79,222

Cerus Corp *	7,100	240,548

Chattem Inc *	3,000	94,500

Cholestech Corp *	4,700	49,585

Cima Labs Inc *	7,500	180,900

Closure Medical Corp *	1,000	14,000

Cobalt Corp *	4,400	100,320

Collateral Therapeutics Inc *	2,500	29,525

Columbia Laboratories Inc *	12,400	74,400

Computer Programs & Systems Inc *	2,400	51,672

Conceptus Inc *	7,500	123,675

CONMED Corp *	14,050	313,736

Connetics Corp *	16,300	210,580

Cooper Cos Inc	7,300	343,830

Corixa Corp *	21,610	148,028

CorVel Corp *	2,100	70,343

Covance Inc *	28,500	534,375

CryoLife Inc *	7,750	124,465

Cubist Pharmaceuticals Inc *	12,800	120,448

CuraGen Corp *	23,000	126,730

Curative Health Services Inc *	3,200	53,696

CV Therapeutics Inc *	13,100	243,922

Cyberonics *	10,300	135,126
See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

D&K Healthcare Resources Inc	6,700	$236,242

Datascope Corp	6,500	179,660

Decode Genetics Inc*	11,500	53,820

Deltagen Inc*	8,300	20,335

Dianon Systems Inc*	3,960	211,543

Digene Corp*	6,800	79,980

Discovery Partners International Inc*	4,700	30,832

Diversa Corp*	11,400	113,430

DJ Orthopedics Inc*	300	2,460

Durect Corp*	8,700	69,600

DVI Inc*	4,200	81,060

Dynacq International Inc*	4,100	57,769

Eclipsys Corp*	16,300	106,912

Embrex Inc*	1,800	39,312

Endo Pharmaceuticals Holdings Inc*	7,700	53,900

Endocardial Solutions Inc*	3,400	25,500

Endocare Inc*	10,000	132,100

Enzo Biochem Inc*	9,145	131,048

Enzon Inc*	19,400	477,434

Eon Labs Inc*	6,200	111,352

Epix Medical Inc*	3,800	40,090

eResearch Technology Inc*	3,600	91,152

Esperion Therapeutics Inc*	18,200	98,826

Exact Sciences Corp*	3,900	62,283

Exelixis Inc*	21,300	160,389

First Horizon Pharmaceutical Corp*	9,400	194,486

Gene Logic Inc*	14,200	198,800

Genencor International Inc*	1,800	17,622

Genesis Health Ventures Inc*	11,700	235,053

Genta Inc*	15,800	130,982

Gentiva Health Services Inc	12,000	107,880

Genzyme Biosurgery*	14,300	64,779

Geron Corp*	7,800	35,724

Guilford Pharmaceuticals Inc*	14,800	111,592

Haemonetics Corp MA*	9,500	277,400

Hanger Orthopedic Group Inc*	7,500	113,925

Harvard Bioscience Inc*	4,200	23,478

Healthcare Services Group*	1,900	29,868

HealthTronics Surgical Services Inc*	5,200	90,948

Hologic Inc*	10,800	167,292

Hooper Holmes Inc	23,600	188,800

ICU Medical Inc*	5,900	182,310

IDEXX Laboratories Inc*	16,100	415,219

IDX Systems Corp*	7,500	97,650

IGEN International Inc*	7,100	223,650

ILEX Oncology Inc*	16,000	225,440

Illumina Inc*	7,500	50,400

ImClone Systems*	21,900	190,420

Immucor Inc*	4,100	96,227

ImmunoGen Inc*	23,400	62,946

Immunomedics Inc	22,100	115,141

IMPATH Inc*	9,400	168,730

Impax Laboratories Inc*	9,700	72,653

INAMED Corp*	6,500	173,680

Incyte Genomics Inc*	34,400	250,088

Indevus Pharmaceuticals Inc*	17,900	20,764

Inhale Therapeutic Systems Inc*	25,400	252,222

Integra LifeSciences Holdings Corp*	10,000	217,500

InterMune Inc*	12,400	261,640

Interpore International*	5,000	48,055

Intuitive Surgical Inc*	11,600	98,252

Invacare Corp	12,400	458,800

Inverness Medical Innovations Inc*	2,000	40,400

Isis Pharmaceuticals Inc*	24,600	233,946

Kendle International Inc*	6,500	88,400

Kensey Nash Corp*	1,800	29,160

Kindred Healthcare Inc*	5,400	241,002

KOS Pharmaceuticals Inc*	2,600	52,910

Kosan Biosciences Inc*	5,400	47,034

KV Pharmaceutical Co ‘A’*	8,500	229,500

Kyphon Inc*	4,300	62,694

LA Jolla Pharmaceutical Co*	16,000	100,000

LabOne Inc*	3,900	102,960

Landauer Inc	2,900	112,607

Lannett Co Inc*	3,600	36,720

Lexicon Genetics Inc*	12,400	60,624

Lifecore Biomedical Inc*	1,900	21,736

Ligand Pharmaceuticals Inc ‘B’*	24,400	353,800

Luminex Corp*	6,700	50,317

Magellan Health Services Inc*	8,100	8,100

Martek Biosciences Corp*	10,500	219,660

Matria Healthcare Inc*	1,000	8,220

Maxygen Inc*	11,000	131,769

Medarex Inc*	30,500	226,310

MedCath Corp*	1,700	29,070

Med-Design Corp*	5,400	69,876

Medicines Co*	11,000	135,630

MedQuist Inc*	4,016	106,906

MedSource Technologies Inc*	1,800	22,050

Mentor Corp MN	10,200	374,432

Meridian Medical Technologies Inc*	2,200	79,530

Merit Medical Systems Inc*	6,900	141,795

MGI Pharma Inc*	11,800	83,308

MIM Corp*	12,500	151,125

Molecular Devices Corp*	7,900	140,620

Myriad Genetics Inc*	12,200	248,148

Nabi Biopharmaceuticals*	18,300	98,253

Napro Biotherapeutics Inc*	15,000	98,400

Nastech Pharmaceutical Inc*	2,200	36,146

National Healthcare Corp*	2,500	50,625

Neopharm Inc*	6,850	86,104

Neose Technologies Inc*	7,100	77,390

Neurocrine Biosciences Inc*	12,300	352,395

Neurogen Corp*	3,500	40,915

Noven Pharmaceuticals Inc*	10,600	270,300

NPS Pharmaceuticals Inc*	13,400	205,288

Ocular Sciences Inc*	9,200	243,800

Odyssey HealthCare Inc*	6,400	230,394

Omnicell Inc*	3,400	22,950

Onyx Pharmaceuticals Inc*	5,600	32,312

Option Care Inc*	7,850	107,859

OraSure Technologies Inc*	9,000	58,500

Orthologic Corp*	9,700	53,641

OSI Pharmaceuticals Inc*	16,100	386,722

Owens & Minor Inc	16,100	318,136

PacifiCare Health Systems*	16,500	448,800

Pain Therapeutics Inc*	6,800	56,848

Parexel International Corp*	13,100	182,221

Pediatrix Medical Group Inc*	11,200	280,000

Penwest Pharmaceuticals Co*	5,000	97,500

Peregrine Pharmaceuticals Inc*	37,600	43,992

Perrigo Co*	31,000	403,000

Per-Se Technologies Inc*	14,166	130,313

Pharmaceutical Resources Inc*	8,000	222,240

Pharmacopeia Inc*	13,500	115,006

PolyMedica Corp*	5,100	130,254

Possis Medical Inc*	7,600	93,852

Pozen Inc*	14,300	74,074

PracticeWorks Inc*	6,100	109,800

Praecis Pharmaceuticals Inc*	30,600	106,488

Prime Medical Services Inc*	8,600	99,932

Priority Healthcare Corp ‘B’*	12,400	291,400

Progenics Pharmaceuticals Inc*	1,900	23,351

Protein Design Labs Inc*	39,700	431,142

Province Healthcare Co*	21,650	484,094

ProxyMed Inc*	1,000	20,650

PSS World Medical Inc*	33,700	272,970

QMed Inc*	1,300	10,868
See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Quidel Corp*	7,500	$50,775

Radiologix Inc*	6,900	104,190

Regeneron Pharmaceuticals Inc*	17,000	246,670

RehabCare Group Inc*	7,300	175,419

Res-Care Inc*	2,300	15,226

ResMed Inc*	13,400	393,960

Respironics Inc*	15,300	520,965

Rigel Pharmaceuticals Inc*	6,400	23,360

Rita Medical Systems Inc*	2,600	26,000

Salix Pharmaceuticals Ltd*	6,900	107,502

Sangamo Biosciences Inc*	3,800	22,344

SangStat Medical Corp*	13,600	312,528

Scios Inc*	21,200	648,932

Seattle Genetics Inc WA*	3,200	16,672

Select Medical Corp*	6,500	101,790

Sepracor Inc*	30,600	292,230

Sequenom Inc*	12,900	45,537

Serologicals Corp*	11,600	212,164

Sierra Health Services*	12,700	283,845

Sola International Inc*	8,700	100,050

Sonic Innovations Inc*	2,000	14,140

SonoSite Inc*	8,400	121,212

Specialty Laboratories*	3,100	26,040

Stericycle Inc*	15,900	563,019

Sunrise Assisted Living Inc*	8,400	225,120

SuperGen Inc*	13,900	100,914

SurModics Inc*	7,100	184,529

Sybron Dental Specialties Inc*	16,232	300,292

Syncor International Corp DE*	9,100	286,650

Tanox Inc*	11,300	122,379

Techne Corp*	20,500	578,510

Telik Inc*	13,800	172,500

Texas Biotechnology Corp*	15,000	58,500

Theragenics Corp*	10,200	85,986

TheraSense Inc*	11,500	212,060

Thoratec Corp*	20,587	185,077

Transkaryotic Therapies Inc*	13,200	475,860

Triangle Pharmaceuticals Inc*	14,000	37,940

Trimeris Inc*	6,700	297,413

TriPath Imaging Inc*	14,700	64,239

Tularik Inc*	20,800	190,736

Unilab Corp*	9,800	268,422

United Surgical Partners Int’l Inc*	7,900	241,029

United Therapeutics Corp*	8,900	110,004

Urologix Inc*	5,600	71,624

US Oncology Inc*	37,700	314,041

US Physical Therapy Inc*	5,950	120,844

VCA Antech Inc*	6,300	99,855

Ventana Medical Systems*	6,000	131,700

Versicor Inc*	8,200	110,290

Viasys Healthcare Inc*	10,500	183,225

Vical Inc*	12,400	65,472

Visx Inc*	22,700	247,430

Vital Signs Inc	2,600	93,990

VitalWorks Inc*	19,500	159,900

Vivus Inc*	12,200	82,594

West Pharmaceutical Services Inc	6,200	198,958

Women First Healthcare Inc*	4,600	35,650

Wright Medical Group Inc*	5,900	118,944

Young Innovations Inc*	600	13,032

ZOLL Medical Corp*	4,000	130,120

ZymoGenetics Inc*	1,700	14,994

		41,381,678

Integrated Oils - 0.02%

Holly Corp	3,100	51,925

Materials & Processing - 9.35%

A. Schulman Inc	19,900	426,835

A.M. Castle & Co	6,380	79,622

AAON Inc*	2,800	52,556

Acuity Brands Inc	17,300	314,860

AEP Industries Inc*	1,000	35,500

Airgas Inc*	25,000	432,500

Albany International Corp ‘A’	9,728	261,780

Alico Inc	1,500	44,085

AMCOL International Corp	3,900	25,155

Ameron International Corp	1,200	86,700

Apogee Enterprises Inc	13,400	192,424

Arch Chemicals Inc	11,000	271,700

Armor Holdings Inc*	11,900	303,450

Avatar Holdings Inc*	2,000	56,080

Barnes Group Inc	5,100	116,790

Brady Corp ‘A’	7,600	266,000

Brush Engineered Materials Inc*	7,400	91,760

Buckeye Technologies Inc*	9,500	93,100

Building Material Holding Corp*	4,200	60,354

Butler Manufacturing Co	2,200	60,390

BWAY Corp*	100	1,595

Cabot Microelectronics Corp*	10,100	435,916

Cadiz Inc*	20,100	170,830

Calgon Carbon Corp	15,800	132,720

Cambrex Corp	10,600	425,060

Caraustar Industries Inc	12,500	156,000

Carpenter Technology	9,100	262,171

Centex Construction Products Inc	2,100	76,440

Century Aluminum Co	5,600	83,384

Chase Industries Inc*	700	9,723

ChemFirst Inc	5,200	148,980

Chesapeake Corp	6,600	173,778

Circor International Inc	2,900	49,735

Clarcor Inc	11,700	370,305

Cleveland-Cliffs Inc	5,400	149,040

Comfort Systems USA Inc*	11,300	56,161

Commercial Metals Co	6,000	281,640

CompX International Inc	4,400	58,300

CoorsTek Inc*	4,500	139,095

Corn Products International Inc	15,900	494,808

Crompton Corp	53,619	683,642

Crown Cork & Seal Co Inc*	56,700	388,395

Culp Inc*	4,500	72,495

Cytec Industries Inc*	18,700	587,928

Delta & Pine Land Co	17,400	349,740

Deltic Timber Corp	4,700	162,056

DHB Industries Inc*	2,500	10,125

Drew Industries Inc*	1,600	26,320

Dycom Industries Inc*	20,200	236,138

Earthshell Corp*	6,100	7,015

Elcor Corp	10,350	283,072

EMCOR Group Inc*	7,000	410,900

Encore Wire Corp*	3,900	55,497

Energy Conversion Devices Inc*	6,900	108,261

Ennis Business Forms	4,900	63,945

Ferro Corp	15,300	461,295

Florida Rock Industries Inc	9,300	333,033

Foamex International Inc*	12,800	142,208

Georgia Gulf Corp	13,000	343,720

Gibraltar Steel Corp	4,000	88,760

Glatfelter	4,600	86,480

GrafTech International Ltd*	26,900	330,870

Granite Construction Inc	13,550	342,815

Graphic Packaging International Corp*	8,000	74,000

Great Lakes Chemical Corp	16,100	426,489

Greif Brothers Corp ‘A’	5,700	190,158

Griffon Corp*	13,870	251,047
See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

H.B. Fuller Co	14,500	$424,705

Hecla Mining Co*	40,800	191,352

Hexcel Corp*	8,500	36,975

Hughes Supply Inc	11,300	507,370

IMCO Recycling Inc*	2,600	25,610

Insignia Financial Group Inc*	9,200	89,424

Insituform Technologies Inc ‘A’*	12,100	256,278

Integrated Electrical Services Inc*	9,600	60,000

Interface Inc ‘A’	23,500	188,940

Intermagnetics General Corp*	7,552	152,550

Intermet Corp	12,400	133,176

International Specialty Products Inc*	2,400	18,480

Jones Lang LaSalle Inc*	15,100	372,970

Kaiser Aluminum Corp*	18,930	1,893

Kaydon Corp	13,000	306,930

Lennox International Inc	22,100	397,579

Liquidmetal Technologies*	3,400	39,950

LNR Property Corp	11,000	379,500

Lone Star Technologies Inc*	13,500	309,150

Longview Fibre Co	24,900	234,558

Louisiana-Pacific Corp	45,900	486,081

LSI Industries Inc	6,800	124,916

Lydall Inc*	4,800	73,200

MacDermid Inc	10,700	230,050

Material Sciences Corp*	2,000	28,040

Maverick Tube Corp*	17,800	267,000

Medis Technologies Ltd*	7,560	59,792

Mestek Inc*	3,300	63,030

Millennium Chemicals Inc	29,000	407,450

Minerals Technologies Inc	9,700	478,404

Mobile Mini Inc*	7,100	121,410

Modtech Holdings Inc*	1,500	17,625

Mueller Industries Inc*	13,300	422,275

Myers Industries Inc	6,945	119,037

NCI Building Systems Inc*	8,700	154,860

New England Business Service Inc	4,100	103,074

NL Industries Inc	4,000	61,000

NN Inc	5,400	69,120

Nortek Inc*	4,800	216,480

Northwest Pipe Co*	4,500	105,345

NS Group Inc*	5,200	49,660

Octel Corp*	3,200	81,120

Olin Corp	20,300	449,645

Omnova Solutions Inc*	18,700	157,080

Oregon Steel Mills Inc*	8,600	51,600

Penford Corp	2,300	41,630

Penn Engineering & Manufacturing Corp	3,300	57,486

PolyOne Corp	37,200	418,500

Pope & Talbot Inc	9,400	176,062

Potlatch Corp	13,400	455,868

Quaker Chemical Corp	3,000	73,500

Quaker Fabric Corp*	7,500	116,243

Quanex Corp	7,200	314,640

Quanta Services Inc*	14,900	147,063

Reliance Steel & Aluminum Co	9,950	303,475

Roanoke Electric Steel Corp	7,000	108,080

Rock-Tenn Co ‘A’	5,300	97,255

Rogers Corp*	7,400	202,094

Royal Gold Inc	8,500	118,575

RTI International Metals Inc*	6,600	80,190

Ryerson Tull Inc	7,222	83,992

Schnitzer Steel Industries Inc ‘A’	3,600	80,352

Seminis Inc ‘A’*	12,500	45,863

Silgan Holdings Inc*	5,600	226,464

Simpson Manufacturing Co Inc*	2,900	165,677

Solutia Inc	45,900	322,218

Southern Peru Copper Corp	6,700	100,433

Spartech Corp	8,300	226,009

SPS Technologies Inc*	4,700	179,399

Steel Dynamics Inc*	16,900	278,343

Stepan Co	2,800	79,128

Stillwater Mining Co*	18,300	297,924

Symyx Technologies Inc*	11,400	158,688

Tejon Ranch Co*	2,050	66,830

Terra Industries Inc*	28,900	60,112

Texas Industries Inc	9,900	311,751

The Standard Register Co	7,000	239,330

Trammell Crow Co*	11,300	163,285

Tredegar Corp	10,600	255,990

Tremont Corp	1,800	53,640

Trex Co Inc*	2,400	75,360

U.S. Concrete Inc*	14,000	91,980

U.S. Industries Inc*	35,200	121,440

Unifi Inc*	23,700	258,330

Universal Forest Products Inc	7,300	170,966

URS Corp*	8,000	224,000

USEC Inc	42,800	376,640

USG Corp*	17,400	124,410

Valhi Inc	9,900	154,737

Valmont Industries Inc	5,100	103,683

Virbac Corp*	8,700	55,506

Watsco Inc	6,000	109,500

Wausau-Mosinee Paper Corp	17,200	207,260

WCI Communities Inc*	2,000	57,900

WD-40 Co	7,500	208,200

Wellman Inc	15,100	252,925

Wellsford Real Properties Inc*	4,200	86,940

Wilson Greatbatch Technologies Inc*	8,600	219,128

Worthington Industries Inc	31,800	575,580

WR Grace & Co*	23,500	70,500

		31,639,484

Producer Durables - 8.93%

A.O. Smith Corp	9,100	284,011

Acterna Corp*	12,600	5,179

Active Power Inc*	14,800	53,428

Actuant Corp ‘A’*	3,600	148,500

ADE Corp*	7,100	81,295

Advanced Energy Industries Inc*	7,800	173,004

Alamo Group Inc	700	10,850

Allen Telecom Inc*	13,000	55,250

American Superconductor Corp*	9,700	52,962

American Tower Corp ‘A’*	82,000	282,900

AMETEK Inc	15,600	581,100

Applied Films Corp*	6,700	75,509

Applied Industrial Technologies Inc	9,100	177,450

Arris Group Inc*	34,700	152,645

Artesyn Technologies Inc*	17,700	114,714

Astec Industries Inc*	6,800	109,412

AstroPower Inc*	9,850	193,454

Asyst Technologies Inc*	18,000	366,300

ATMI Inc*	11,900	266,203

Audiovox Corp ‘A’*	5,100	40,545

August Technology Corp*	3,500	34,615

Axcelis Technologies Inc*	48,400	555,632

Baldor Electric Co	12,900	325,080

BE Aerospace Inc*	16,900	222,742

Beazer Homes USA Inc*	5,686	454,880

Belden Inc	10,700	222,988

Briggs & Stratton Corp	10,200	391,068

Brooks-PRI Automation Inc*	16,012	409,267

C&D Technologies Inc	10,900	196,418

Cable Design Technologies Corp*	20,950	214,738

Cascade Corp*	2,100	32,550

C-COR.net Corp*	17,100	119,700

Champion Enterprises Inc*	24,700	138,814

Cognex Corp*	17,100	342,855

Cohu Inc	11,200	193,536
See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Columbus McKinnon Corp	4,100	$35,424

Credence Systems Corp*	27,740	492,940

Crown Castle International Corp*	95,000	373,350

CTS Corp	14,600	175,784

CUNO Inc*	7,400	267,732

Curtiss-Wright Corp	4,900	392,000

Dionex Corp*	9,600	257,184

Ducommun Inc*	4,600	120,704

DuPont Photomasks Inc*	6,400	207,872

Electro Scientific Industries Inc*	14,000	340,200

Electroglas Inc*	12,000	120,000

EMCORE Corp*	8,400	50,400

Engineered Support Systems Inc	4,700	245,810

Entegris Inc*	19,600	286,160

ESCO Technologies Inc*	6,700	234,500

Esterline Technologies Corp*	8,400	190,680

Federal Signal Corp	21,600	518,400

FEI Co*	10,300	252,453

Flow International Corp*	9,800	66,042

Franklin Electric Co Inc	3,000	141,210

FSI International Inc*	12,400	92,628

Gardner Denver Inc*	5,900	118,000

General Binding Corp*	1,400	23,422

General Cable Corp	15,600	98,280

Genlyte Group Inc*	5,700	231,591

Headwaters Inc*	13,600	214,200

Heico Corp	6,800	95,336

Helix Technology Corp	13,400	276,040

Hovnanian Enterprises Inc ‘A’*	7,500	269,100

Idex Corp	13,100	438,850

Imagistics International Inc*	7,000	150,290

Integrated Defense Technologies Inc*	2,200	64,746

InterDigital Communications Corp*	25,700	232,585

Ionics Inc*	9,100	220,675

Itron Inc*	9,800	257,054

JLG Industries Inc	18,700	262,361

Joy Global Inc*	22,400	397,376

Kadant Inc*	4,020	66,330

Keithley Instruments Inc	2,800	40,432

Kennametal Inc	15,600	570,960

Kimball International ‘B’	13,700	224,543

Kulicke & Soffa Industries Inc*	23,300	288,687

Ladish Co Inc*	6,700	81,740

Lincoln Electric Holdings Inc	15,000	403,500

Lindsay Manufacturing Co	4,700	108,805

Littelfuse Inc*	9,300	215,109

LTX Corp*	21,400	305,592

M/I Schottenstein Homes Inc	6,800	256,224

Magnetek Inc*	6,200	61,380

Manitowoc Co Inc	11,350	402,812

MasTec Inc*	8,400	61,824

Mattson Technology Inc*	9,900	45,738

MDC Holdings Inc	8,306	431,912

Meritage Corp*	3,600	164,340

Milacron Inc	8,100	82,215

Mine Safety Appliances Co	2,853	114,120

Moog Inc ‘A’*	6,150	263,712

MTS Systems Corp	7,200	90,360

Mykrolis Corp*	21,000	248,010

NACCO Industries Inc ‘A’	2,400	139,440

Nanometrics Inc*	3,400	53,989

Nordson Corp	10,500	258,930

Orbital Sciences Corp*	17,700	141,069

Osmonics Inc*	2,800	44,520

Palm Harbor Homes Inc*	6,600	131,069

Paxar Corp*	12,900	216,075

Photon Dynamics Inc*	8,000	240,000

Photronics Inc*	11,600	219,704

Plantronics Inc*	16,200	307,962

Powell Industries Inc*	3,100	75,175

Power-One Inc*	22,200	138,084

Powerwave Technologies Inc*	28,200	258,312

Presstek Inc*	14,500	58,000

Proton Energy Systems Inc*	8,100	26,001

Proxim Corp ‘A’*	53,997	161,937

Rayovac Corp*	16,800	311,304

Regal-Beloit Corp	10,900	264,979

Robbins & Myers Inc	5,300	138,065

Roper Industries Inc	13,800	514,740

Rudolph Technologies Inc*	5,200	129,636

Semitool Inc*	5,200	42,432

Skyline Corp	1,800	59,400

Somera Communications Inc*	18,200	129,948

SpectraLink Corp*	7,000	74,480

SpeedFam-IPEC Inc*	8,500	44,540

Standard-Pacific Corp	15,200	533,216

Standex International Corp	5,100	128,010

Stewart & Stevenson Services	15,300	271,422

Surebeam Corp ‘A’*	5,500	30,030

Technical Olympic USA Inc*	2,700	42,849

Technitrol Inc	17,400	405,420

Tecumseh Products Co ‘A’	7,800	414,024

Teledyne Technologies Inc*	15,400	317,394

Tennant Co	4,300	170,280

Terayon Communication Systems*	35,000	46,550

Terex Corp*	18,800	422,812

The Gorman-Rupp Co	3,100	97,650

Therma-Wave Inc*	13,600	154,904

Thomas & Betts Corp*	22,100	411,060

Thomas Industries Inc	5,600	161,280

Toll Brothers Inc*	2,300	67,390

Tollgrade Communications Inc*	6,000	88,020

TRC Cos Inc*	4,150	85,282

Trikon Technologies Inc*	4,900	44,051

Triumph Group Inc*	7,400	330,040

Ultratech Stepper Inc*	12,300	199,137

United Defense Industries Inc*	8,600	197,800

United Industrial Corp	4,500	98,325

Varian Semiconductor Equipment*	14,500	491,985

Veeco Instruments Inc*	11,800	272,698

Vicor Corp*	8,800	61,512

Virco Manufacturing	2,300	30,130

Watts Industries Inc ‘A’	7,400	146,890

William Lyon Homes Inc*	1,200	31,092

Woodhead Industries Inc	4,600	78,844

Woodward Governor Co	4,200	248,304

X-Rite Inc	12,300	105,780

Zygo Corp*	5,500	44,275

		30,227,565

Technology - 13.33%

3D Systems Corp*	5,300	64,660

ACT Manufacturing Inc*	3,000	150

Actel Corp*	11,200	235,424

Actuate Corp*	20,800	93,600

ADTRAN Inc*	11,000	208,989

Advanced Digital Information Corp*	31,800	268,074

Advanced Power Technology Inc*	900	13,041

Aeroflex Inc*	28,398	197,366

Aether Systems Inc*	23,300	68,735

Agile Software Corp*	17,800	129,406

Akamai Technologies Inc*	57,500	74,750

Alliance Semiconductor Corp*	14,900	105,790

Alloy Inc*	12,800	184,832

Altiris Inc*	5,500	30,140

American Management Systems Inc*	19,700	376,467

ANADIGICS Inc*	16,650	137,196

Analogic Corp	3,900	191,763

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Anaren Microwave Inc*	11,100	$95,904

Anixter International Inc*	14,800	343,952

answerthink Inc*	19,800	75,042

Ansys Inc*	8,100	162,810

Anteon International Corp*	6,200	156,736

AremisSoft Corp*	3,200	832

Ariba Inc*	116,200	370,678

Artisan Components Inc*	4,800	43,200

Ascential Software Corp*	112,400	313,596

AsiaInfo Holdings Inc*	15,300	202,725

Aspect Communications Corp*	20,400	65,280

Aspen Technology Inc*	18,800	156,792

At Road Inc*	7,200	43,783

Avanex Corp*	18,500	35,890

Avid Technology Inc*	12,900	119,454

Avocent Corp*	21,126	336,326

AXT Inc*	9,600	76,608

BEI Technologies Inc	3,400	38,930

Bel Fuse Inc ‘B’	3,500	94,675

Bell Microproducts Inc*	7,800	62,790

Benchmark Electronics Inc*	10,800	313,200

Black Box Corp*	9,600	391,008

Borland Software Corp*	28,700	295,610

CACI International Inc ‘A’*	13,400	511,746

Cadence Design Systems Inc*	81	1,307

Caliper Technologies Corp*	12,500	104,375

Caminus Corp*	7,500	43,725

Catapult Communications Corp*	2,200	48,116

Centillium Communications Inc*	15,200	132,544

Checkpoint Systems Inc*	15,200	177,840

ChipPAC Inc ‘A’*	19,000	117,420

Chordiant Software Inc*	16,900	32,955

CIBER Inc*	24,700	179,075

Cirrus Logic Inc*	31,300	234,437

ClearOne Communications Inc*	1,800	26,514

Cognizant Technology Solutions Corp*	4,300	231,125

Coherent Inc*	14,600	431,269

CommScope Inc*	22,000	275,000

CompuCom Systems Inc*	4,500	17,460

Computer Horizons Corp*	21,200	102,608

Computer Network Technology Corp*	15,700	96,241

Concord Communications Inc*	8,800	145,024

Concurrent Computer Corp*	27,800	129,270

Constellation 3D Inc*	1,200	72

Convera Corp*	13,200	32,076

Covansys Corp*	5,700	32,034

Cray Inc*	23,900	104,682

Cree Inc*	32,700	432,621

Cubic Corp	7,292	172,820

Daktronics Inc*	5,200	51,168

Datastream Systems Inc*	7,400	52,540

DDi Corp CA*	32,200	32,168

Dendrite International Inc*	13,950	134,896

Digimarc Corp*	5,200	54,028

Digital River Inc*	15,700	144,283

Digitas Inc*	4,000	18,196

Divine Inc ‘A’*	524	2,044

DMC Stratex Networks Inc*	41,900	84,219

DocuCorp International Inc*	1,200	12,276

Documentum Inc*	18,700	224,400

Drexler Technology Corp*	5,000	108,000

DRS Technologies Inc*	7,800	333,450

DSP Group Inc*	14,200	278,320

Dynamics Research Corp*	2,100	50,778

E.piphany Inc*	34,200	150,138

Echelon Corp*	11,800	151,984

EDO Corp	8,400	239,400

Electronics for Imaging Inc*	24,300	386,613

Embarcadero Technologies Inc*	3,800	23,484

EMS Technologies Inc*	3,500	72,415

Enterasys Networks Inc*	65,100	115,878

Entrust Inc*	16,400	44,608

EPIQ Systems Inc*	3,350	57,017

ESS Technology*	15,100	264,854

Exar Corp*	19,700	388,484

Excel Technology Inc*	2,900	60,900

Extreme Networks Inc*	46,300	452,351

F5 Networks Inc*	12,100	118,338

FalconStor Software Inc*	14,900	63,027

Fidelity National Information Solutions*	2,700	64,800

FileNet Corp*	17,300	250,850

Finisar Corp*	72,600	172,062

Flir Systems Inc*	6,500	272,805

Foundry Networks Inc*	40,700	286,121

Gartner Inc ‘A’*	39,100	394,910

Genesis Microchip Inc*	16,400	132,184

GlobespanVirata Inc*	60,726	235,010

Handspring Inc*	11,900	20,706

Harmonic Inc*	28,200	103,184

Herley Industries Inc*	7,300	154,833

HNC Software Inc*	15,900	265,530

HPL Technologies Inc*	5,600	84,336

Hutchinson Technology Inc*	13,400	209,576

Hyperion Solutions Corp*	15,900	289,973

Identix Inc*	40,125	292,872

iGATE Corp*	3,700	17,094

II-VI Inc*	3,000	44,310

I-Many Inc*	19,500	53,606

Imation Corp*	17,700	526,752

Inet Technologies Inc*	2,800	18,900

InFocus Corp*	19,300	227,354

Infonet Services Corp ‘B’*	17,200	42,656

Informatica Corp*	27,100	192,139

Information Resources Inc*	10,200	95,768

Inforte Corp*	5,300	52,576

Inktomi Corp*	83,200	73,216

Inrange Technologies Corp ‘B’*	200	950

Integral Systems Inc MD*	3,100	67,642

Integrated Silicon Solutions Inc*	12,600	112,392

Intergraph Corp*	25,000	436,005

Interland Inc*	64,600	224,808

Internet Security Systems Inc*	16,500	216,480

Inter-Tel Inc	9,900	169,389

InterTrust Technologies Corp*	43,100	129,731

Interwoven Inc*	55,800	170,190

Invision Technologies Inc*	5,800	139,374

Iomega Corp*	24,160	310,456

ITXC Corp*	8,700	45,327

Ixia*	10,200	59,364

IXYS Corp*	3,000	16,140

j2 Global Communications Inc*	800	13,144

JDA Software Group Inc*	12,100	341,946

Keane Inc*	25,300	322,575

Keynote Systems Inc*	11,400	83,448

Kopin Corp*	32,800	216,480

Lattice Semiconductor Corp*	37,200	325,128

Lawson Software Inc*	3,100	17,887

LeCroy Corp*	1,600	19,040

Legato Systems Inc*	41,125	148,050

Lexar Media Inc*	21,200	90,524

Liberate Technologies*	50,500	133,270

Macromedia Inc*	26,200	232,394

Macrovision Corp*	18,700	245,157

Magma Design Automation Inc*	9,900	166,320

Manhattan Associates Inc*	9,200	295,872

Mantech International Corp ‘A’*	2,300	55,177

Manufacturers Services Ltd*	2,500	12,075

Manugistics Group Inc*	24,500	149,695

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

MAPICS Inc*	7,900	$44,161

MapInfo Corp*	6,500	59,150

MatrixOne Inc*	22,200	133,422

Maxtor Corp*	89,400	404,088

McAfee.com Corp*	6,800	99,552

McDATA Corp ‘A’*	27,400	241,394

MCSi Inc*	10,400	116,886

MEMC Electronic Materials Inc*	9,600	45,600

Mentor Graphics Corp*	28,800	409,536

Mercury Computer Systems Inc*	10,900	236,203

Merix Corp*	4,800	41,184

MetaSolv Inc*	9,500	37,335

Methode Electronics ‘A’	15,800	201,766

Micro General Corp*	6,100	101,809

Micromuse Inc*	32,100	142,845

Micros Systems Inc*	8,500	235,535

Microsemi Corp*	15,000	99,000

Microtune Inc*	19,600	174,636

MIPS Technologies Inc ‘A’*	19,900	122,783

Monolithic System Technology Inc*	6,600	73,458

MRO Software Inc*	7,900	89,902

MRV Communications Inc*	22,200	33,966

MSC.Software Corp*	12,000	107,400

Nassda Corp*	1,000	12,370

NEON Communications Inc*	1,500	60

Net2Phone Inc*	8,400	35,868

Netegrity Inc*	16,100	99,176

NetIQ Corp*	18,656	422,185

Netro Corp*	26,100	59,508

NetScout Systems Inc*	4,600	31,372

NetScreen Technologies Inc*	2,600	23,868

New Focus Inc*	25,500	75,735

Newport Corp*	17,900	280,314

Next Level Communications Inc*	21,600	21,816

Novadigm Inc*	9,400	68,338

Novell Inc*	164,847	529,159

NU Horizons Electronics Corp*	3,600	29,844

Nuance Communications Inc*	9,100	38,038

Numerical Technologies Inc*	6,000	23,970

NYFIX Inc*	13,900	118,150

Oak Technology Inc*	24,900	112,797

Omnivision Technologies Inc*	9,100	130,585

ON Semiconductor Corp*	12,600	25,956

Onyx Software Corp*	15,600	52,728

Openwave Systems Inc*	78,399	439,818

Oplink Communications Inc*	27,600	20,148

Opnet Technologies Inc*	2,500	22,400

Optical Communication Products Inc*	1,900	2,318

OSI Systems Inc*	4,100	81,303

Overland Storage Inc*	5,000	82,400

Packeteer Inc*	10,600	46,852

Palm Inc*	260,400	458,304

Paradyne Networks Corp*	6,500	25,415

Parametric Technology Corp*	127,700	457,038

Park Electrochemical Corp	8,050	213,325

PC-Tel Inc*	7,400	50,091

PDF Solutions Inc*	3,700	27,047

PEC Solutions Inc*	2,900	69,368

Pegasystems Inc*	700	6,313

Pericom Semiconductor Corp*	8,100	93,879

Phoenix Technologies Ltd*	9,900	99,000

Pinnacle Systems Inc*	29,200	320,879

Pioneer Standard Electronics	16,400	170,396

Pixelworks Inc*	15,500	130,045

Planar Systems Inc*	7,200	138,600

Plexus Corp*	18,400	333,040

PLX Technology Inc*	8,000	34,000

Pomeroy Computer Resources*	2,700	39,366

Power Integrations Inc*	12,700	227,317

Progress Software Corp*	16,600	244,999

QuadraMed Corp*	9,400	65,706

Quantum Corp*	58,000	243,600

Quest Software Inc*	15,900	231,027

Quovadx Inc*	6,500	40,820

Radiant Systems Inc*	8,150	106,194

RadiSys Corp*	6,450	75,014

Rainbow Technologies Inc*	9,700	47,724

Rambus Inc*	37,400	152,966

Read-Rite Corp*	62,100	29,808

Red Hat Inc*	54,800	321,676

Redback Networks Inc*	73,300	131,207

REMEC Inc*	23,450	131,554

Research Frontiers Inc*	3,400	50,527

Retek Inc*	23,600	573,480

Richardson Electronics Ltd	200	2,146

Riverstone Networks Inc*	63,885	199,960

Roxio Inc*	10,300	74,160

RSA Security Inc*	16,600	79,846

Safeguard Scientifics Inc*	45,600	91,200

Sanchez Computer Associates*	2,500	11,150

SanDisk Corp*	26,600	329,840

Sapient Corp*	49,000	51,940

SBS Technologies Inc*	5,500	67,370

ScanSoft Inc*	25,900	196,581

ScanSource Inc*	2,300	141,243

SCM Microsystems Inc*	7,400	99,012

SeaChange International Inc*	12,800	112,384

Secure Computing Corp*	15,800	119,290

SeeBeyond Technology Corp*	23,900	74,090

Serena Software Inc*	8,200	112,318

Silicon Graphics Inc*	89,600	263,424

Silicon Image Inc*	29,400	179,928

Silicon Laboratories Inc*	11,500	311,190

Silicon Storage Technology Inc*	34,000	265,200

Siliconix Inc*	2,800	77,560

Sipex Corp*	9,400	45,957

Skyworks Solutions Inc*	23,700	131,535

SONICblue Inc*	40,500	41,715

SonicWALL Inc*	27,800	139,556

Sonus Networks Inc*	95,300	192,506

Spectrian Corp*	7,200	74,664

SpeechWorks International Inc*	8,200	30,168

SPSS Inc*	4,200	65,268

SRA International Inc ‘A’*	3,200	86,336

SS&C Technologies Inc*	1,700	23,613

Standard Microsystems Corp*	8,000	188,880

StorageNetworks Inc*	42,600	83,879

Stratos Lightwave Inc*	34,458	55,133

Supertex Inc*	3,000	52,860

Sycamore Networks Inc*	76,500	295,290

Sykes Enterprises Inc*	9,300	71,508

Synaptics Inc*	900	6,786

Synplicity Inc*	8,600	39,388

Syntel Inc*	900	11,124

Sypris Solutions Inc*	1,000	18,220

Systems & Computer Technology Corp*	14,600	197,246

Talx Corp	6,990	132,530

Tekelec*	24,200	194,326

Tellium Inc*	20,000	18,600

The TriZetto Group Inc*	11,700	100,035

Three-Five Systems Inc*	7,600	86,640

TIBCO Software Inc*	34,200	190,152

Tier Technologies Inc ‘B’*	5,200	92,664

Transaction Systems Architects Inc ‘A’*	17,100	201,096

Transmeta Corp*	59,300	139,355

Trimble Navigation Ltd*	13,600	210,800

Tripos Inc*	4,400	95,920

TriQuint Semiconductor Inc*	58,704	376,293

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

TTM Technologies Inc*	3,500	$18,340

Turnstone Systems Inc*	12,800	47,744

Tyler Technologies Inc*	10,400	55,328

Ulticom Inc*	3,900	26,442

Universal Display Corp*	5,500	45,650

UNOVA Inc*	19,500	126,555

Varian Inc*	14,700	484,365

Vastera Inc*	11,300	49,607

Verint Systems Inc*	3,700	41,800

Verity Inc*	12,200	135,298

ViaSat Inc*	11,200	94,416

Viasystems Group Inc*	10,000	700

Viewpoint Corp*	13,400	64,588

Vignette Corp*	96,600	190,302

Virage Logic Corp*	4,600	59,892

Vitesse Semiconductor Corp*	89,600	283,136

Vitria Technology Inc*	20,000	19,200

WatchGuard Technologies*	8,700	44,718

WebEx Communications Inc*	10,900	173,310

webMethods Inc*	23,400	231,660

Websense Inc*	10,000	255,700

Western Digital Corp*	85,700	278,525

White Electronic Designs Corp*	4,500	33,840

Wind River Systems*	35,100	175,851

Witness Systems Inc*	5,000	36,900

Xicor Inc*	9,400	37,976

Zomax Inc*	13,900	54,210

Zoran Corp*	12,800	293,248

		45,086,958

Utilities - 4.78%

Adelphia Business Solutions Inc*	5,400	54

AGL Resources Inc	27,300	633,360

AirGate PCS Inc*	11,600	11,600

Alamosa Holdings Inc*	25,800	36,378

Alaska Communications Systems Group*	5,400	25,645

Allegiance Telecom Inc*	66,600	121,878

American States Water Co	5,750	152,375

Atmos Energy Corp	17,800	417,232

Avista Corp	19,700	271,860

Black Hills Corp	11,500	398,015

Boston Communications Group*	5,500	44,220

Broadwing Inc*	95,800	249,080

California Water Service Group	6,300	157,752

Cascade Natural Gas Corp	4,200	87,780

Centennial Communications Corp*	800	1,952

Central Vermont Public Service Corp	5,500	96,800

CH Energy Group Inc	8,100	398,925

Cleco Corp	20,100	440,190

Commonwealth Telephone Enterprises*	6,000	241,440

Connecticut Water Service Inc	4,850	147,828

CT Communications Inc	5,700	92,340

D&E Communications Inc	3,005	31,583

Dobson Communications Corp ‘A’*	19,600	16,856

DQE Inc	28,800	403,200

El Paso Electric Co*	24,500	339,325

Energen Corp	17,500	481,250

EnergySouth Inc	3,100	99,324

General Communication Inc ‘A’*	19,500	130,065

Golden Telecom Inc*	4,400	77,440

Hickory Tech Corp	5,430	81,450

IMPSAT Fiber Networks Inc*	1,600	36

Intrado Inc*	8,100	156,816

Madison Gas & Electric Co	6,400	178,240

Mediacom Communications Corp*	27,700	215,783

Middlesex Water Co	5,100	133,977

New Jersey Resources Corp	12,700	379,095

Newpower Holdings Inc*	19,900	378

Nextel Partners Inc ‘A’*	26,100	78,561

North Pittsburgh Systems Inc	7,100	114,239

Northwest Natural Gas Co	12,600	362,250

Northwestern Corp	14,900	252,555

NUI Corp	7,400	203,500

ONEOK Inc	26,800	588,260

Otter Tail Corp	10,500	330,960

Piedmont Natural Gas Co	14,700	543,606

PNM Resources Inc	18,400	445,280

Price Communications Corp*	22,770	364,320

PTEK Holdings Inc*	17,800	102,884

RCN Corp*	40,100	54,937

SEMCO Energy Inc	13,100	118,555

Shenandoah Telecom Co	900	48,348

Sierra Pacific Resources	51,166	399,095

SJW Corp	1,000	81,000

South Jersey Industries Inc	5,300	178,875

Southern Union Co*	16,431	279,332

Southwest Gas Corp	14,000	346,500

Southwest Water Co	6,400	119,616

Southwestern Energy Co*	12,100	183,799

SureWest Communications	5,400	286,902

Talk America Holdings Inc*	38,900	160,657

The Empire District Electric Co	12,200	250,100

The Laclede Group Inc	7,300	171,404

Time Warner Telecom Inc ‘A’*	27,100	45,528

Touch America Holdings Inc*	49,000	134,750

Triton PCS Holdings Inc ‘A’*	5,400	21,060

Ubiquitel Inc*	26,000	17,940

UGI Corp	13,000	415,220

UIL Holdings Corp	5,700	310,422

UniSource Energy Corp	13,500	251,100

Unitil Corp	1,300	38,844

US Unwired Inc*	34,500	96,600

Westar Energy Inc	26,500	406,775

Western Gas Resources Inc	9,800	366,520

Western Wireless Corp ‘A’*	31,100	100,764

WGL Holdings Inc	23,000	595,700

WPS Resources Corp	13,800	563,454

XO Communications Inc ‘A’*	81,000	1,620

		16,183,354

Total Common Stocks (Cost $363,918,441)		338,363,125

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.02%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.02%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $72,008; collateralized by U.S. Treasury Notes—market value $78,188 and due 03/31/03)	$72,000	$72,000

Total Securities Held Under Repurchase Agreement		72,000

Total Short-Term Investment (Cost $72,000)		72,000

TOTAL INVESTMENTS - 100.02% (Cost $363,990,441)		338,435,125

OTHER ASSETS AND LIABILITIES, NET - (0.02%)		(69,412)

NET ASSETS - 100.00%		$338,365,713

Note to Schedule of Investments

(a) The amount of $2,660,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2002:

Type	Number of Contracts	Unrealized Appreciation

Russell 2000 (09/02)	6	$7,758

See Notes to Financial Statements

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value
COMMON STOCKS - 90.61%

Consumer Discretionary - 7.07%

Frontline Capital Group Inc*	318,400	$2,229

Hilton Hotels Corp	481,100	6,687,290

Interstate Hotels Corp*	1,360	4,950

Starwood Hotels & Resorts Worldwide Inc	575,733	18,935,858

Wyndham International Inc ‘A’*	233,700	271,092

		25,901,419

Financial Services - 83.16%

AMB Property Corp	306,100	9,489,100

AMLI Residential Properties	110,800	2,880,800

Apartment Investment & Mgmt Co ‘A’	201,700	9,923,640

Archstone-Smith Trust	469,890	12,546,063

Arden Realty Inc	473,655	13,328,652

AvalonBay Communities Inc	379,900	17,642,556

Boston Properties Inc	254,100	10,151,295

Capital Automotive REIT	34,900	832,714

CarrAmerica Realty Corp	130,200	4,016,670

CBL & Associates Properties Inc	32,900	1,332,450

Chateau Communities Inc	132,650	4,059,090

Chelsea Property Group Inc	2,400	80,280

Crescent Real Estate Equity Co	141,700	2,649,790

Equity Office Properties Trust	778,335	23,427,884

Equity Residential	521,400	14,990,250

Essex Property Trust Inc	119,800	6,553,060

Federal Realty Investment Trust	303,100	8,398,901

General Growth Properties Inc	164,600	8,394,600

Great Lakes REIT Inc	36,923	700,799

Host Marriott Corp	1,073,900	12,135,070

Innkeepers USA Trust	189,600	1,816,368

JDN Realty Corp	46,700	583,750

Kilroy Realty Corp	195,600	5,232,300

Kimco Realty Corp	3,700	123,913

Koger Equity Inc	17,600	339,680

Mack-Cali Realty Corp	230,400	8,098,560

Manufactured Home Communities Inc	129,300	4,538,430

Post Properties Inc	173,000	5,217,680

Prime Group Realty Trust	53,400	347,634

ProLogis Trust	535,063	13,911,638

PS Business Parks Inc	5,300	185,235

Public Storage Inc	457,324	16,966,720

Reckson Associates Realty Corp	228,600	5,692,140

Regency Centers Corp	25,500	756,075

Shurgard Storage Centers ‘A’	186,700	6,478,490

Simon Property Group Inc	695,100	25,607,484

SL Green Realty Corp	152,300	5,429,495

Summit Properties Inc	215,900	5,041,265

Sun Communities Inc	28,900	1,206,575

Taubman Centers Inc	171,645	2,617,586

The Macerich Co	103,900	3,220,900

The Rouse Co	387,700	12,794,100

Trizec Properties Inc	434,200	7,320,612

Vornado Realty Trust	166,700	7,701,540

		304,761,834

Materials & Processing - 0.38%

Forest City Enterprises Inc ‘A’	39,600	1,376,100

Total Common Stocks (Cost $297,185,334)		332,039,353

FOREIGN COMMON STOCK - 3.81%

Canada - 3.81%

Brookfield Properties Corp	694,800	13,965,480

Total Foreign Common Stock (Cost $11,083,184)		13,965,480

	Principal Amount

SHORT-TERM INVESTMENT - 6.51%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 6.51%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $23,871,486; collateralized by U.S. Treasury Bonds—market value $24,351,607 and due 11/15/26)	$23,869,000	23,869,000

Total Securities Held Under Repurchase Agreement		23,869,000

Total Short-Term Investment (Cost $23,869,000)		23,869,000

TOTAL INVESTMENTS - 100.93% (Cost $332,137,518)		369,873,833

OTHER ASSETS AND LIABILITIES, NET - (0.93%)		(3,404,696)

NET ASSETS - 100.00%		$366,469,137

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS & NOTES - 12.77%

Autos & Transportation - 0.38%

DaimlerChrysler NA Holding Corp

2.657% due 12/16/02++	$3,300,000	$3,308,620

Consumer Discretionary - 2.45%

Walt Disney Co

4.500% due 09/15/04	15,000,000	15,162,945
Waste Management Inc

6.625% due 07/15/02	6,225,000	6,234,860

		21,397,805

Consumer Staples - 0.69%

ConAgra Foods Inc

5.500% due 10/15/02	6,000,000	6,056,304

Financial Services - 8.74%

Associates Corp of North America

2.170% due 05/08/03++	700,000	700,528
CIT Group Inc

2.363% due 10/01/02++	4,000,000	3,961,200
Ford Motor Credit Co

2.360% due 01/26/04++	3,000,000	2,948,388

2.410% due 07/18/05++	9,000,000	8,666,802

3.815% due 10/25/04++	8,000,000	8,021,344
General Motors Acceptance Corp

2.040% due 03/10/03++	2,800,000	2,791,491

2.060% due 02/14/03++	5,000,000	4,988,950

2.299% due 07/21/04++	8,300,000	8,224,968

2.720% due 03/22/04++	1,900,000	1,903,371

2.720% due 05/04/04++	4,200,000	4,200,130
Goldman Sachs Group LP

6.600% due 07/15/02~	4,500,000	4,507,061
J.P. Morgan & Co Inc

5.750% due 02/25/04	4,000,000	4,166,812
KeyBank National Association

6.052% due 04/24/03	4,500,000	4,634,825
Lehman Brothers Holdings Inc

2.220% due 08/04/03++	1,000,000	998,999

2.426% due 07/06/04++	1,100,000	1,097,808
Morgan Stanley Dean Witter & Co

5.625% due 01/20/04	3,800,000	3,937,826
Racers

2.148% due 03/03/03~++	3,200,000	3,202,835
The Bear Stearns Cos Inc

2.225% due 05/16/03++	2,000,000	1,999,848
Washington Mutual Inc

2.220% due 05/14/04++	5,500,000	5,496,805

		76,449,991

Integrated Oils - 0.34%

Conoco Inc

2.750% due 10/15/02 ++	3,000,000	3,004,488

Utilities - 0.17%

Commonwealth Edison Co

7.375% due 09/15/02	1,500,000	1,514,550

Total Corporate Bonds & Notes (Cost $110,791,133)		111,731,758

CONVERTIBLE CORPORATE BOND - 0.23%

Financial Services - 0.23%

Verizon Global Funding Corp

4.250% due 09/15/05~	2,000,000	2,020,000

Total Convertible Corporate Bond (Cost $2,017,380)		2,020,000

MORTGAGE-BACKED SECURITIES - 5.38%

Collateralized Mortgage Obligations - 2.24%

Bear Stearns Mortgage Securities Inc

7.000% due 03/25/27"	798,102	814,396
Commercial Mortgage Pass-Through Certificates

6.836% due 02/01/09~+"	8,938,198	9,268,185
Countrywide Mortgage-Backed Securities Inc

6.450% due 03/25/24"++	20,856	20,834
DLJ Mortgage Acceptance Corp

6.750% due 07/25/29"	2,951,667	3,038,785
Home Savings of America

4.268% due 05/25/27"++	139,150	139,824
Imperial Savings Association

8.855% due 07/25/17"++	5,366	5,354

9.900% due 02/25/18"	21,946	22,008
NationsLink Funding Corp

2.190% due 04/10/07"++	2,512,909	2,521,741
Residential Accredit Loans Inc

7.500% due 03/25/27"	2,453,167	2,610,588
Residential Funding Mortgage Securities Inc

6.500% due 04/25/29"	500,000	511,268
Ryland Mortgage Securities Corp

4.711% due 10/01/27+"++	433,616	433,876
Salomon Brothers Mortgage Securities VII Inc

2.190% due 07/25/29"++	194,272	194,186

		19,581,045

Fannie Mae - 0.52%

3.920% due 08/01/17"++	1,391,968	1,408,515

3.994% due 06/01/18"++	43,674	44,269

3.995% due 07/01/26"++	71,204	72,264

4.480% due 03/01/18"++	1,156,333	1,170,079

4.966% due 08/01/24"++	205,113	208,729

5.000% due 03/01/24"++	111,991	113,969

6.163% due 01/01/25"++	203,461	209,845

6.228% due 12/01/22"++	173,433	179,130

6.900% due 09/01/09"	1,070,017	1,166,254

		4,573,054

Federal Housing Authority - 0.02%

7.400% due 07/25/19"+	192,612	195,116

Freddie Mac - 0.00%

6.750% due 02/01/08"	24	24

Government National Mortgage Association - 2.60%

5.375% due 02/20/25"++	323,494	332,519

5.375% due 01/20/27"++	457,105	469,533

6.000% due 06/15/29"	2,620,012	2,633,002

6.375% due 05/20/23"++	66,584	68,075

6.375% due 05/20/26"++	380,079	387,732

6.500% due 11/15/33"	3,557,376	3,735,904

6.550% due 06/15/40"	12,290,055	12,870,640

6.625% due 10/20/24"++	277,890	288,934

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

6.625% due 11/20/26"++	$306,463	$317,967

6.625% due 12/20/26"++	222,842	231,197

6.750% due 09/20/22"++	825,057	855,894

6.750% due 09/20/23"++	33,658	34,920

6.750% due 07/20/25"++	455,951	472,791

9.000% due 01/15/17"	7,225	7,989

		22,707,097

Stripped Mortgage-Backed Security - 0.00%

Freddie Mac (IO)

6.500% due 09/15/18 "	14,547	17

Total Mortgage-Backed Security (Cost $44,837,689)		47,056,353

ASSET-BACKED SECURITIES 1.31%

Champion Home Equity Loan Trust 6.740% due 05/25/28"++	333,222	341,730
Conseco Finance Securitizations Corp

8.480% due 12/01/31"	9,000,000	9,808,430

Contimortgage Home Equity Loan Trust 2.050% due 08/15/28"++	71,235	71,284
Countrywide Home Equity Loan Trust

2.080% due 08/15/25"++	698,641	697,300

Option One Mortgage Loan Trust 2.375% due 02/25/29"++	566,582	569,438
Salomon Brothers Mortgage Securities VII Inc

2.070% due 12/25/26"++	2,244	2,247

Total Asset-Backed Securities (Cost $10,677,953)		11,490,429

U.S. TREASURY INFLATION INDEX BONDS - 92.37%

3.375% due 01/15/07 # ^	85,320,750	88,351,244

3.375% due 04/15/32 # ^	12,169,080	12,820,300

3.500% due 01/15/11 ^	19,101,065	19,772,601

3.625% due 01/15/08 # ^	118,036,828	122,976,355

3.625% due 04/15/28 # ^	70,332,120	75,714,796

3.625% due 04/15/28 ^	20,332,032	21,964,958

3.875% due 01/15/09 # ^	192,374,698	203,105,932

3.875% due 04/15/29 # ^	187,226,190	210,305,308

3.875% due 04/15/29 ^	31,700,190	35,737,019

4.250% due 01/15/10 # ^	16,068,600	17,342,548

		808,091,061

Total U.S. Treasury Inflation Index Bonds (Cost $805,082,209)		808,091,061

FOREIGN BONDS - 2.47%

Cayman Islands - 1.17%

Namazu Reinsurance Ltd 6.398% due 12/02/04~++	3,000,000	3,001,020

Redwood Capital II Ltd 5.048% due 01/01/04~++	4,000,000	4,000,000

Residential Reinsurance Ltd 6.800% due 06/01/05~++	3,200,000	3,200,000

		10,201,020

France - 0.46%

France Telecom

3.637% due 03/14/03 ++	4,000,000	4,006,944

Ireland - 0.47%

Atlas Reinsurance PLC

4.388% due 01/07/05~++	2,000,000	2,012,660

5.740% due 04/04/03~	600,000	604,500

8.763% due 01/07/05~ ++	1,500,000	1,511,250

		4,128,410

Mexico - 0.12%

Petroleos Mexicanos

9.500% due 09/15/27	1,000,000	1,090,000

Philippines - 0.25%

Asian Development Bank

5.820% due 06/16/28	2,050,000	2,153,855

Total Foreign Bonds

(Cost $21,464,798)		21,580,229

FOREIGN GOVERNMENT BONDS - 1.55%

Austria - 0.12%

Republic of Austria

5.500% due 01/15/10 (Principal in Euro)	1,000,000	1,020,401

France - 1.43%

France Government Bond OAT

3.000% due 07/25/12 ^ (Principal in Euro)	12,725,125	12,493,315

Total Foreign Government Bonds (Cost $12,372,584 )		13,513,716

PURCHASED PUT OPTIONS - 0.00%

U.S. Treasury Inflation Note (OTC) 3.38% due 01/15/07 Strike @ 91.63 Exp. 07/15/02 900,000 Contracts	90,000,000	4,500

U.S. Treasury Inflation Note (OTC) 3.63% due 07/15/02 Strike @ 99.00 Exp. 07/20/02 700,000 Contracts	70,000,000	3,500

Total Purchased Put Options

(Cost $ 25,000 )		8,000

SHORT-TERM INVESTMENTS - 67.50%

COMMERCIAL PAPER - 55.84%

Abbey National 1.790% due 09/09/02	40,000,000	39,856,400

ANZ Delaware Inc

1.770% due 08/05/02	23,000,000	22,960,421

1.770% due 08/08/02	38,000,000	37,929,003

CBA Delaware Finance 1.810% due 08/07/02	20,800,000	20,761,306

CDC Communications Corp

1.760% due 07/25/02	1,600,000	1,598,123

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
Danske Corp

1.780% due 08/05/02	$15,000,000	$14,974,042
Fannie Mae

1.800% due 07/03/02	1,400,000	1,399,860

1.900% due 07/01/02	18,900,000	18,900,000

2.020% due 09/04/02	49,300,000	49,135,338

2.040% due 09/11/02	181,200,000	180,531,372
Federal Home Loan Bank

1.870% due 07/01/02	19,000,000	19,000,000
Freddie Mac

1.900% due 07/01/02	19,000,000	19,000,000

2.085% due 09/12/02	27,800,000	27,696,028
National Australia Funding

1.760% due 08/07/02	5,900,000	5,889,328
UBS Finance (DE) LLC ‘C’

1.920% due 08/21/02	29,000,000	28,921,120

Total Commercial Paper		488,552,341

U.S. TREASURY BILL - 0.18%

1.745% due 08/15/02	1,550,000	1,546,881

Total U.S. Treasury Bill		1,546,881

SECURITIES HELD UNDER REPURCHASE AGREEMENTS - 11.48%

Credit Suisse First Boston Corp 1.850% due 07/01/02 (Dated 06/28/02, repurchase price of $40,006,167; collateralized by U.S. Treasury Inflation Bonds—market value $40,820,279 and due 01/15/07)	40,000,000	40,000,000
Lehman Brothers Inc 1.850% due 07/01/02 (Dated 06/28/02, repurchase price of $40,006,167; collateralized by U.S. Treasury Bonds—market value $41,031,312 and due 08/15/28)	.40,000,000	40,000,000

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $20,490,134; collateralized by U.S. Treasury Bonds—market value $20,902,234 and due 08/29/02)	.20,488,000	20,488,000

Total Securities Held Under Repurchase Agreements		100,488,000

Total Short-Term Investments (Cost $590,491,969)		590,587,222

TOTAL INVESTMENTS - 183.58% (Cost $1,597,760,715)		1,606,078,768

OTHER ASSETS AND LIABILITIES, NET - (83.58%)		(731,193,303)

NET ASSETS - 100.00%		$874,885,465

Notes to Schedule of Investments

(a) Swap agreements outstanding at June 30, 2002:
Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay fixed rate equal to 5.2500%.

Broker: Goldman Sachs

Exp. 09/19/02	BP 22,000,000	($25,475)

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.

Broker: Bank of America
Exp. 06/15/03	$17,800,000	(198,613)

Receive fixed rate equal to 0.2000% and the portfolio will pay to the counterparty at par in the event of default of the Fannie Mae 7.0000% due 05/03/05.

Broker: Morgan Stanley

Exp. 05/03/05	$20,000,000	27,746

Receive fixed rate equal to 5.2500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs

Exp. 03/19/06	BP 22,000,000	(34,759)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs

Exp. 05/18/07	JY 875,000,000	(437,401)

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.

Broker: Morgan Stanley Exp. 12/18/07	$61,500,000	(519,491)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs

Exp. 05/22/30	ED 1,270,000	(139,238)

		($1,327,231)

(b) Forward foreign currency contracts outstanding at June 30, 2002, were summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Buy	BP	193,000	07/02	$14,259

Sell	ED	13,786,000	07/02	(1,512,850)

				($1,512,850)

(c) Notional and principal amount denoted in the indicated currency:
BP - British Pound
ED - Eurodollar
JY - Japanese Yen

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS & NOTES - 24.83%

Autos & Transportation - 1.68%

American Airlines Inc 9.710% due 01/02/07	$10,502,561	$10,780,091

AMR Corp 9.000% due 09/15/16	4,500,000	4,286,884

Continental Airlines Inc 7.256% due 03/15/20	221,241	222,373

DaimlerChrysler NA Holding Corp

2.413% due 08/01/03 ++	15,900,000	15,909,715

8.500% due 01/18/31	200,000	221,738

Ford Motor Co 7.700% due 05/15/97	2,000,000	1,816,868

General Motors Corp 7.400% due 09/01/25	1,000,000	962,965

Northwest Airlines Corp 10.530% due 01/15/09 ~	3,570,508	3,716,827

United Airlines Inc

9.210% due 01/21/17	800,000	643,352

9.560% due 10/19/18	1,650,000	1,145,075

10.850% due 02/19/15	1,000,000	800,655

		40,506,543

Consumer Discretionary - 0.65%

Allied Waste North America Inc 7.625% due 01/01/06	500,000	485,000

AOL Time Warner Inc 5.625% due 05/01/05	11,300,000	11,094,826

Chancellor Media Corp

8.000% due 11/01/08	250,000	248,125

8.125% due 12/15/07	250,000	245,000

Charter Communications Holdings LLC 8.250% due 04/01/07	500,000	337,500

Tele-Communications Inc—TCI Group 8.250% due 01/15/03	570,000	578,466

USA Waste Services 7.000% due 10/01/04	300,000	311,323

Viacom Inc 7.750% due 06/01/05	2,260,000	2,479,166

		15,779,406

Consumer Staples - 2.05%

ConAgra Foods Inc 2.590% due 09/10/03 ++	16,700,000	16,725,718

Kroger Co 2.650% due 08/16/12 ++	13,800,000	13,803,119

Nabisco Inc 6.125% due 02/01/03 ++	13,800,000	14,042,066

Philip Morris Cos Inc

7.000% due 07/15/05	340,000	363,772

7.125% due 08/15/02	1,300,000	1,307,952

7.750% due 01/15/27	900,000	957,128

Procter & Gamble Co 6.875% due 09/15/09	175,000	193,678

RJ Reynolds Tobacco Holdings Inc 7.375% due 05/15/03	1,000,000	1,028,638

Safeway Inc 6.050% due 11/15/03	805,000	832,729

		49,254,800

Energy - 1.60%

Dynegy Holdings Inc 8.750% due 02/15/12	5,900,000	4,403,146

El Paso Coastal Corp 7.750% due 06/15/10	200,000	198,298

NRG Energy Inc 8.000% due 11/01/03	5,600,000	4,649,607

Williams Cos Inc

2.796% due 07/31/02~++	16,000,000	15,684,800

7.500% due 01/15/31	1,670,000	1,202,091

7.625% due 07/15/19	11,700,000	9,229,346

8.125% due 03/15/12~	3,200,000	2,688,147

8.750% due 03/15/32~	700,000	571,500

		38,626,935

Financial Services - 12.12%

American General Corp 7.500% due 07/15/25	1,500,000	1,661,505

Associates Corp of North America 6.250% due 11/01/08	150,000	157,743

AT&T Capital Corp 6.600% due 05/15/05	2,200,000	2,097,955

Bank of America Corp

4.750% due 10/15/06	16,000,000	16,051,759

7.200% due 09/15/02	1,000,000	1,010,727

7.500% due 10/15/02	500,000	507,950

7.875% due 12/01/02	2,500,000	2,560,745

Beneficial Corp 6.250% due 02/18/13	1,240,000	1,264,450

BVPS II Funding Corp 8.330% due 12/01/07	2,572,000	2,677,889

Capital One Bank

2.639% due 07/28/03 ++	3,000,000	2,967,432

6.760% due 07/23/02	7,200,000	7,197,199

CitiCorp 8.000% due 02/01/03	1,000,000	1,033,180

Countrywide Funding Corp 6.970% due 03/28/03	1,500,000	1,548,650

Countrywide Home Loans Inc 6.250% due 04/15/09	40,000	40,992

Credit Asset Receivable LLC 6.274% due 10/31/03	2,435,567	2,459,421

EOP Operating LP 6.375% due 02/15/03	1,000,000	1,020,808

Ford Motor Credit Co

2.040% due 02/13/03 ++	3,000,000	2,983,230

2.077% due 03/17/03 ++	1,500,000	1,490,540

2.394% due 06/23/03 ++	1,000,000	993,639

5.092% due 10/27/03	7,500,000	7,518,440

7.200% due 06/15/07	1,300,000	1,336,257

Gemstone Investor Ltd 7.710% due 10/31/04~	10,800,000	10,531,652

General Motors Acceptance Corp

2.276% due 04/05/04 ++	15,100,000	14,958,604

2.669% due 01/20/04 ++	32,000,000	32,001,280

6.750% due 12/10/02	14,000,000	14,275,982

6.850% due 06/17/04	1,200,000	1,255,496

8.000% due 11/01/31	17,800,000	18,257,051

GS Escrow Corp 2.913% due 08/01/03 ++	8,000,000	7,961,760

Heller Financial Inc

2.159% due 04/28/03 ++	3,400,000	3,415,701

6.500% due 07/22/02	4,000,000	4,009,616

Lehman Brothers Holdings Inc 6.625% due 12/27/02	175,000	178,760

MBNA America Bank NA 6.875% due 07/15/04	2,000,000	2,108,838

MIC Financing Trust I 8.375% due 02/01/27~	500,000	504,374

National Rural Utilities Cooperative Finance 7.250% due 03/01/12	9,900,000	10,550,628

NationsBank Corp 7.250% due 10/15/25	840,000	891,088

Pemex Master Trust

8.000% due 11/15/11~	18,800,000	18,565,000

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

Popular North America Inc 6.625% due 01/15/04	$7,200,000	$7,528,471

PP&L Capital Funding Inc 7.700% due 11/15/02	6,700,000	6,812,319

Premium Asset Trust 2.225% due 11/27/04~++	31,000,000	31,083,731

Qwest Capital Funding Inc

7.000% due 08/03/09	1,500,000	840,000

7.250% due 02/15/11	7,090,000	4,005,850

7.750% due 08/15/06	500,000	307,500

7.900% due 08/15/10	10,000,000	5,700,000

Salomon Smith Barney Holdings Inc 2.250% due 05/04/04 ++	1,000,000	1,003,654

Sears Roebuck Acceptance Corp 6.630% due 07/09/02	1,866,000	1,867,394

Sprint Capital Corp

5.700% due 11/15/03	1,500,000	1,333,342

6.000% due 01/15/07	22,000,000	17,156,832

6.900% due 05/01/19	650,000	434,941

8.375% due 03/15/12	2,400,000	1,991,362

8.375% due 03/15/12~	500,000	410,580

8.750% due 03/15/32#	750,000	565,243

8.750% due 03/15/32~	2,500,000	1,928,987

The FINOVA Group Inc 7.500% due 11/15/09	2,700,000	904,500

Transamerica Finance Corp 7.250% due 08/15/02	10,000,000	10,060,810

		291,981,857

Health Care - 0.99%

Columbia/HCA Healthcare Corp

3.379% due 09/19/02 ++	17,000,000	17,006,749

6.730% due 07/15/45	500,000	509,868

6.870% due 09/15/03	1,700,000	1,756,244

8.020% due 08/05/02	400,000	401,782

8.130% due 08/04/03	4,000,000	4,176,248

		23,850,891

Integrated Oils - 1.80%

Conoco Inc 2.750% due 10/15/02 ++	7,000,000	7,010,472

Kerr-McGee Corp 2.600% due 06/28/04~++	11,000,000	11,000,209

Occidental Petroleum Corp

6.400% due 04/01/03	400,000	410,316

7.200% due 04/01/28	745,000	773,925

8.450% due 02/15/29	595,000	698,833

Phillips Petroleum Co 8.500% due 05/25/05	6,750,000	7,549,436

Transocean Sedco Forex Inc

6.500% due 04/15/03	3,000,000	3,067,497

9.125% due 12/15/03	12,000,000	12,768,299

		43,278,987

Technology - 0.16%

PanAmSat Corp 6.125% due 01/15/05	385,000	361,204

Raytheon Co 6.450% due 08/15/02	3,400,000	3,418,146

		3,779,350

Utilities - 3.78%

360 Communications Co 7.125% due 03/01/03	1,350,000	1,381,671

AT&T Corp

7.300% due 11/15/11~	4,250,000	3,534,096

8.000% due 11/15/31~	5,000,000	3,935,635

AT&T Wireless Services Inc 8.125% due 05/01/12	9,900,000	8,557,758

Calenergy Co Inc 7.230% due 09/15/05	600,000	635,671

Cleveland Electric-Toledo Edison Co 7.670% due 07/01/04	4,000,000	4,195,440

CMS Energy Corp 6.750% due 01/15/04	290,000	217,584

Cox Communications Inc

6.400% due 08/01/08	125,000	115,719

6.800% due 08/01/28	110,000	83,224

7.500% due 08/15/04	315,000	320,238

Lenfest Communications Inc 8.375% due 11/01/05	800,000	818,796

Limestone Electron Trust 8.625% due 03/15/03	23,000,000	22,445,332

Niagara Mohawk Power Corp

6.875% due 04/01/03	550,000	564,222

7.750% due 05/15/06	2,400,000	2,619,067

8.000% due 06/01/04	500,000	535,329

Pacific Gas & Electric Co 7.575% due 10/31/49 ~++ ##	27,000,000	26,595,000

Qwest Corp 8.875% due 03/15/12~	300,000	268,500

TXU Electric Co 2.487% due 06/15/03 ~++	14,000,000	14,018,802

Verizon Wireless Inc 5.375% due 12/15/06~	200,000	186,806

		91,028,890

Total Corporate Bonds & Notes (Cost $607,978,492)		598,087,659

MORTGAGE-BACKED SECURITIES - 64.61%

Collateralized Mortgage Obligations - 12.56%

Bank of America Mortgage Securities 6.226% due 07/25/31 " ++	3,406,489	3,491,407

6.500% due 05/25/29 "	9,018,951	9,137,043

Bear Stearns Adjustable Rate Mortgage Trust 6.269% due 01/25/32 " ++	24,217,626	24,903,985

6.625% due 09/25/31 + " ++	4,049,128	4,138,614

Cendant Mortgage Corp 6.500% due 01/18/16 ~"	256,062	256,300

6.750% due 04/25/31 "	524,009	537,273

6.892% due 11/18/28 ~" ++	11,407,552	11,571,478
Chase Mortgage Finance Corp

6.500% due 07/25/28 "	1,385,576	1,401,157

6.500% due 05/25/29 "	16,700,000	17,082,848

CitiCorp Mortgage Securities Inc 6.750% due 04/25/28 "	3,900,000	4,081,214

Commercial Mortgage Acceptance Corp 6.490% due 07/15/31 "	2,500,000	2,671,552

Countrywide Funding Corp 6.500% due 06/25/09 "	1,447,127	1,502,010

Countrywide Home Loans Inc 6.500% due 09/25/13 "	2,462,769	2,558,410

Credit Suisse First Boston Corp 2.500% due 03/25/32 + " ++	12,172,800	12,172,800

DLJ Commercial Mortgage Corp 7.300% due 06/10/32 "	1,200,000	1,327,804

First Horizon Asset Securities Inc 6.250% due 04/25/31 "	20,960,699	21,485,241

First Nationwide Trust 6.240% due 02/27/29 "	30,190,859	30,884,192

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
GE Capital Mortgage Services Inc

6.250% due 07/25/29"	$5,500,000	$5,683,122

6.500% due 04/25/24"	1,293,539	1,321,615

6.500% due 05/25/29"	24,107,750	24,679,706

8.750% due 12/25/23" ++	3,214,900	3,279,104
Imperial Savings Association

9.900% due 02/25/18"	21,946	22,008
IndyMac ARM Trust

6.434% due 01/25/32 " ++	6,930,979	7,138,453
Mellon Residential Funding Corp

6.750% due 01/25/13"	890,116	920,634
MLCC Mortgage Investors Inc

2.220% due 02/21/26"++	18,232,546	18,285,326
Norwest Asset Securities Corp

7.500% due 03/25/27"	487,706	496,151
PNC Mortgage Securities Corp

7.457% due 05/25/40"++	862,559	881,785
Prudential Home Mortgage Securities

6.800% due 05/25/24"	869,875	904,169
Residential Accredit Loans Inc

5.500% due 06/25/17"	21,388,000	21,829,127

7.500% due 03/25/27"	817,722	870,196
Residential Funding Mortgage Securities Inc

6.500% due 04/25/29"	12,500,000	12,781,687

6.500% due 05/25/29"	4,530,170	4,455,009

7.000% due 10/25/23"	3,837,000	4,020,044
Security National Mortgage Loan Trust

5.790% due 02/25/17~+"	2,255,505	2,266,951
Structured Asset Mortgage Investments Inc

6.534% due 06/25/29"++	1,291,489	1,309,422

7.126% due 02/25/30"++	2,664,105	2,754,447
Union Planters Mortgage Finance Corp

6.800% due 01/25/28"	4,500,000	4,695,019
Washington Mutual Mortgage Securities Corp

6.010% due 01/25/31"	9,199,463	9,183,778
Wells Fargo Mortgage-Backed Securities

6.125% due 07/25/31"	1,500,000	1,527,368

6.566% due 10/25/31+"++	3,764,932	3,837,124

6.670% due 10/25/31+"++	19,830,366	20,268,617

		302,614,190

Fannie Mae - 21.64%

2.230% due 02/25/25"++	1,000,000	990,257

2.340% due 03/25/17"++	1,923,281	1,912,815

4.073% due 03/01/33"++	5,564,161	5,656,189

4.441% due 05/01/36"++	787,878	801,322

4.450% due 04/01/27"++	851,309	874,724

4.532% due 05/01/36"++	789,344	803,792

4.541% due 05/01/36"++	24,594,721	25,045,080

5.250% due 03/25/06"	5,501,000	5,648,410

5.500% due 07/18/17#"	352,250,000	352,581,115

5.500% due 08/19/17#"	115,000,000	114,748,150

6.000% due 07/25/19"	1,911,618	1,960,734

6.000% due 08/25/19"	3,447,089	3,477,655

6.082% due 01/01/23"++	851,407	878,566

6.163% due 01/01/25"++	273,170	281,741

6.228% due 12/01/22"++	263,438	272,092

6.374% due 11/01/23"++	24,786	25,368

6.500% due 09/01/05"	1,472,322	1,515,548

6.500% due 12/25/07"	1,863,776	1,928,426

7.054% due 06/01/27"++	686,720	719,437

8.000% due 04/01/30"	163,654	173,846

8.000% due 05/01/30"	318,883	338,742

8.000% due 08/01/30"	316,454	336,160

8.000% due 09/01/30"	72,670	77,195

		521,047,364

Federal Housing Authority - 1.57%

7.422% due 09/01/19+"	6,217,248	6,361,759

7.430% due 10/01/20+"	4,152,053	4,206,030

7.430% due 08/01/21"	162,031	164,697

7.430% due 11/01/22+"	1,037,486	1,050,973

7.430% due 02/01/23+"	74,596	75,566

7.430% due 10/01/23+"	8,013,482	8,127,024

7.430% due 12/01/23+"	3,544,635	3,590,716

7.430% due 10/01/24+"	3,880,769	3,935,755

8.125% due 10/01/33+"	9,897,314	10,289,031

		37,801,551

Freddie Mac - 11.00%

5.000% due 06/15/09"	3,724,000	3,798,870

5.156% due 05/01/23"++	66,191	68,459

5.500% due 10/15/13"	2,942,528	3,024,051

5.500% due 11/15/13"	2,946,858	3,015,004

5.500% due 02/15/17"	8,089,931	8,251,496

5.500% due 01/01/30"	42,906,274	41,976,190

6.000% due 09/15/22"	79,135,676	81,021,796

6.000% due 12/15/28"	37,620,635	39,081,042

6.250% due 02/15/22"	15,000,000	15,754,671

6.300% due 05/15/26"	5,258,979	5,421,414

6.500% due 03/15/08"	3,825,232	3,969,553

6.500% due 03/15/24"	1,697,915	1,697,204

6.500% due 02/15/25"	20,487,778	21,373,982

6.500% due 08/15/31"	4,960,879	4,746,898

6.650% due 06/15/23"	1,000,000	1,059,573

7.000% due 09/15/21"	826,145	845,766

7.500% due 01/15/23"	18,285,272	19,709,298

7.500% due 01/15/27"	9,387,740	10,059,527

9.000% due 10/01/02"	1,380	1,394

9.000% due 12/01/04"	5,649	5,893

		264,882,081

Government National Mortgage Association - 17.78%

5.375% due 03/20/24"++	560,620	576,328

5.375% due 02/20/27"++	364,953	374,901

5.500% due 06/20/30"++	5,034,971	5,105,745

6.000% due 01/15/29"	14,469,157	14,540,896

6.000% due 02/15/29"	10,741,383	10,794,639

6.000% due 03/15/29"	9,535,526	9,582,803

6.000% due 04/15/29"	5,975,168	6,004,792

6.000% due 08/15/31"	248,148	248,442

6.000% due 07/22/32#"	261,000,000	260,617,500

6.000% due 08/21/32#"	32,000,000	31,849,920

6.500% due 11/25/23"	867,501	877,296

6.500% due 01/20/29"	14,975,128	14,786,835

6.500% due 08/21/32 #"	22,000,000	22,357,500

6.625% due 11/20/23"++	1,814,097	1,886,366

6.625% due 10/20/24"++	416,836	433,402

6.625% due 11/20/26"++	1,799,449	1,866,997

6.625% due 12/20/26"++	222,842	231,197

6.750% due 07/20/25"++	358,247	371,479

6.750% due 07/20/26"++	1,325,680	1,372,683

7.500% due 09/20/26"	3,055,137	3,272,974

8.500% due 09/15/16"	66,912	71,564

8.500% due 12/15/21"	1,118	1,216

8.500% due 08/15/22"	6,295	6,845

8.500% due 12/15/22"	4,687	5,096

8.500% due 01/15/28"	32,019	34,538

8.500% due 01/15/29"	59,199	63,844

8.500% due 09/15/29"	332,595	358,690

8.500% due 10/15/29"	689,194	743,269

8.500% due 11/15/29"	353,055	380,755

8.500% due 12/15/29"	880,204	949,264

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

8.500% due 01/15/30"	$1,108,060	$1,187,762

8.500% due 02/15/30"	2,012,850	2,157,633

8.500% due 03/15/30"	1,777,906	1,905,788

8.500% due 04/15/30"	4,296,545	4,608,471

8.500% due 05/15/30"	2,683,189	2,876,187

8.500% due 06/15/30"	5,763,361	6,177,913

8.500% due 07/15/30"	5,739,952	6,152,819

8.500% due 08/15/30"	3,809,445	4,083,455

8.500% due 09/15/30"	791,710	848,656

8.500% due 10/15/30"	3,278,046	3,513,831

8.500% due 11/15/30"	1,411,508	1,513,035

8.500% due 12/15/30"	2,454,444	2,630,989

8.500% due 01/15/31"	380,080	407,033

9.000% due 02/15/17"	21,357	23,619

9.000% due 02/15/20"	82,634	91,233

9.000% due 04/15/20"	26,827	29,618

9.500% due 08/15/17"	15,268	17,109

9.500% due 04/15/18"	2,222	2,491

9.500% due 09/15/18"	13,127	14,714

10.000% due 05/15/19"	3,106	3,506

10.000% due 07/15/22"	87,230	98,432

10.000% due 02/15/25"	86,869	98,033

		428,210,103

Stripped Mortgage-Backed Securities - 0.06%

Fannie Mae (IO)

6.500% due 09/25/21"	185,349	15,682

7.500% due 04/25/21"	961,342	60,093

Fannie Mae (Ioette)

859.771% due 02/25/22"	3,814	42,581

Freddie Mac (IO)

7.000% due 04/15/23"	338,382	46,824

GMAC Commercial Mortgage Securities Inc (IO)

0.792% due 05/15/35" ++	14,296,930	466,825

Lehman Large Loan (IO)

0.976% due 04/12/12" ++	12,456,418	363,365

Mortgage Capital Funding Inc (IO)

1.559% due 11/20/27" ++	7,910,066	399,749

		1,395,119

Total Mortgage-Backed Securities

(Cost $1,536,489,926)		1,555,950,408

ASSET-BACKED SECURITIES - 4.22%

AESOP Funding II LLC

6.140% due 05/20/06~"	2,500,000	2,631,721

American Business Financial Services

6.455% due 09/25/29"	6,000,000	6,292,619

Ameriquest Mortgage Securities Inc

2.140% due 07/15/30" ++	1,724,253	1,726,104

Conseco Finance Securitizations Corp Inc

7.350% due 10/15/30"	14,421,533	15,215,203

7.470% due 05/01/32"	10,900,000	11,388,133

ContiMortgage Home Equity Loan Trust

6.470% due 12/25/13"	2,853,680	2,989,730

Cross Country Master Credit Card Trust

2.340% due 06/15/06" ++	6,700,000	6,733,551

Embarcadero Aircraft Securitization Trust

2.320% due 08/15/25 ~ + " ++	1,254,250	1,204,080

Green Tree Financial Corp

6.860% due 07/15/29"	1,724,674	1,827,344

7.300% due 12/15/26"	207,425	207,384

IMC Home Equity Loan Trust

6.340% due 08/20/29"	2,133,303	2,232,522

MBNA Master Credit Card Trust

6.400% due 01/18/05"	160,000	160,800

6.450% due 02/15/08"	2,500,000	2,679,601

Mid-State Trust

8.330% due 04/01/30"	2,174,176	2,353,926

Option One Mortgage Securities Corp

10.800% due 12/26/29 ~ +"	103,673	105,267

Providian Gateway Master Trust

2.120% due 03/16/09" ~ ++	7,500,000	7,352,344

Salomon Brothers Mtg Securities VII Inc

2.070% due 12/25/26" ++	4,842	4,849

2.420% due 11/15/29" ++	9,000,000	9,027,464

SPARC-2001-12 International Paper

5.086% due 06/20/04 +" ++	27,500,000	27,500,000

Total Asset-Backed Securities

(Cost $100,107,323)		101,632,642

U.S. GOVERNMENT AGENCY ISSUES - 0.65%

Fannie Mae

5.750% due 04/15/03	1,300,000	1,336,854

Freddie Mac

4.250% due 06/15/05	5,300,000	5,411,220

Residential Funding

0.000% due 10/15/20	28,000,000	8,936,130

Total U.S. Government Agency Issues

(Cost $16,096,562)		15,684,204

U.S. TREASURY INFLATION INDEX BOND - 0.44%

3.625% due 07/15/02 ** ^	10,546,239	10,557,777

Total U.S. Treasury Inflation Index Bond

(Cost $10,550,981)		10,557,777

FOREIGN BONDS - 4.82%

Canada - 0.18%

Ford Credit Canada

2.047% due 12/16/02 ~ ++	4,000,000	3,988,344

Metronet Communications Corp

0.000% due 06/15/08	3,325,000	349,125

		4,337,469

Cayman Islands - 0.39%

G-Wing Ltd

4.494% due 05/06/04 ~ + ++	9,400,000	9,400,000

France - 1.56%

France Telecom

8.250% due 03/01/11	300,000	274,399

8.500% due 03/01/31	41,900,000	37,158,847

		37,433,246

Germany - 1.55%

Deutsche Telekom International Finance BV

7.750% due 06/15/05	18,540,000	18,983,996

8.750% due 06/15/30	19,600,000	18,274,374

		37,258,370

Mexico - 0.01%

Petroleos Mexicanos

9.500% due 09/15/27	220,000	239,800

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
Norway - 0.04%

Norsk Hydro ASA

7.150% due 01/15/29	$1,000,000	$1,027,733

South Korea - 0.16%

Export-Import Bank of Korea

6.500% due 11/15/06	3,600,000	3,812,112

United Kingdom - 0.93%

British Telecom PLC

3.182% due 12/15/03++	11,000,000	11,025,487
Lehman Brothers Holdings PLC

2.198% due 09/03/02++	9,900,000	9,910,197
National Westminster Bank PLC

7.375% due 10/01/09	530,000	591,726
Orange PLC

8.750% due 06/01/06	1,000,000	951,755

		22,479,165

Total Foreign Bonds (Cost $129,341,873)		115,987,895

FOREIGN GOVERNMENT BONDS - 9.56%

Brazil - 1.09%

Republic of Brazil

3.063% due 04/15/06++	6,804,000	5,371,010

11.000% due 01/11/12	5,600,000	3,402,000

11.500% due 03/12/08	25,700,000	17,540,250

		26,313,260

Canada - 0.19%

Hydro Quebec

8.625% due 06/15/29	1,000,000	1,279,294
Province of Quebec

7.500% due 07/15/23	2,495,000	2,812,883
Province of Saskatchewan

8.500% due 07/15/22	340,000	431,761

		4,523,938

Germany - 5.60%

Bundesrepublik Deutschland

5.250% due 01/04/11#	38,900,000	39,400,860

6.000% due 01/04/07 #	91,000,000	95,514,692

(All Principal in Euro)
		134,915,552

Mexico - 1.87%

United Mexican States

6.250% due 12/31/19	21,250,000	20,023,344

8.300% due 08/15/31	21,400,000	20,865,000

8.375% due 01/14/11	4,000,000	4,160,000

		45,048,344

Panama - 0.01%

Republic of Panama

10.750% due 05/15/20	290,000	290,725

Peru - 0.41%

Republic of Peru

4.000% due 03/07/17	950,000	633,245

9.125% due 02/21/12~	10,200,000	9,224,750

		9,857,995

Qatar - 0.02%

State of Qatar

9.500% due 05/21/09	230,000	273,394

9.750% due 06/15/30~	160,000	195,000

		468,394

South Africa - 0.37%

Republic of South Africa

7.375% due 04/25/12	7,700,000	7,633,010

9.125% due 05/19/09	1,000,000	1,122,500

		8,755,510

Total Foreign Government Bonds (Cost $239,694,001)		230,173,718

MUNICIPAL BONDS - 1.09%

Allegheny County Hospital Dev Authority

6.500% due 11/15/30	750,000	842,062
Atlanta GA Water & Waste Water Revenue

5.000% due 11/01/39	500,000	476,455
Foothill Eastern Transportation Corridor CA

0.000% due 01/01/30	1,300,000	287,040
Georgia State ‘B’

5.000% due 05/01/20	2,750,000	2,779,618
Georgia State Road & Thruway Authority

5.125% due 03/01/20	4,000,000	4,083,800
Hamilton OH School Dist Gas Supply Rev

6.960% due 08/01/02	4,000,000	4,014,920

7.740% due 02/01/12	5,500,000	6,319,005
Houston Independent School District

4.750% due 02/15/26	1,000,000	926,340
Illinois Health Facilities Authority

6.125% due 11/15/22	1,000,000	1,040,020

Lee County Florida Apartment Revenue

6.000% due 10/01/29	1,000,000	1,067,870

New Mexico Mortgage Finance Authority

7.070% due 03/01/28	845,000	886,895
New York City Transitional Finance

4.750% due 11/01/23	1,000,000	935,010

New York State Dormitory Authority

8.090% due 01/15/29++	800,000	679,648
Puerto Rico Commonwealth

5.125% due 07/01/31	500,000	490,745

Virginia Housing Development Authority

5.350% due 07/01/31	1,500,000	1,506,480

Total Municipal Bonds (Cost $25,928,247)		26,335,908

PURCHASED PUT OPTION - 0.00%

Eurodollar December Futures (CME) Strike @ 93.50 Exp. 12/21/02 4,000 Contracts	10,000,000	50,000

Total Purchased Put Option (Cost $40,000)		50,000

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 23.69%

COMMERCIAL PAPER - 23.28%

Abbey National 1.790% due 09/09/02	$35,000,000	$34,874,350

ANZ Delaware Inc

1.770% due 08/05/02	4,500,000	4,492,256

1.790% due 09/05/02	35,000,000	34,881,350

AT&T Corp 3.720% due 04/18/03~	9,700,000	9,700,000

Export Development 1.760% due 07/08/02	7,300,000	7,297,502

Fannie Mae

1.815% due 07/03/02	20,500,000	20,497,933

1.865% due 08/21/02	56,100,000	55,951,779

1.880% due 08/28/02	25,100,000	25,024,700

1.900% due 08/28/02	22,000,000	21,934,000

2.020% due 09/04/02	9,200,000	9,166,446

2.040% due 09/11/02	94,600,000	94,250,926

Freddie Mac

1.740% due 08/20/02	1,400,000	1,396,617

1.760% due 08/01/02 **	2,150,000	2,146,742

1.870% due 08/15/02	2,800,000	2,793,455

2.085% due 09/12/02	23,600,000	23,511,736

Lloyds Bank Canada 1.770% due 08/15/02	23,300,000	23,248,449

Pfizer Inc 1.750% due 07/22/02~	58,800,000	58,739,975

Shell Finance UK 1.790% due 08/09/02~	21,900,000	21,857,532

UBS Finance (DE) LLC ‘C’

1.760% due 07/25/02	7,700,000	7,690,965

1.770% due 08/13/02	50,000,000	49,894,292

1.770% due 08/19/02	48,000,000	47,884,360

1.920% due 08/21/02	3,400,000	3,390,752

Total Commercial Paper		560,626,117

U.S. TREASURY BILLS - 0.28%

1.620% due 08/15/02 **	295,000	294,406

1.638% due 08/15/02 **	1,235,000	1,232,472

1.645% due 08/15/02 **	105,000	104,784

1.650% due 08/15/02 **	305,000	304,371

1.730% due 08/15/02 **	2,000,000	1,995,675

1.740% due 08/15/02 **	790,000	788,411

1.745% due 08/15/02	2,100,000	2,095,642

Total U.S. Treasury Bills		6,815,761

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.13%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $3,091,322; collateralized by U.S. Treasury Notes-market value $3,155,063 and due 11/15/06)	$3,091,000	$3,091,000

Total Securities Held Under Repurchase Agreement		3,091,000

Total Short-Term Investments (Cost $570,489,669)		570,532,878

TOTAL INVESTMENTS - 133.91% (Cost $3,236,717,074)		3,224,993,089

OTHER ASSETS AND LIABILITIES, NET - (33.91%)		(816,640,558)

NET ASSETS - 100.00%		$2,408,352,531

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $17,424,065 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2002:

Type	Number of Contracts	Unrealized Appreciation

Eurodollar Futures (06/03)	2,426	$133,071

EUX 5-Year Euro-Bond Futures (09/02)	960	8,175

EUX 10-Year Euro-Bond Futures (09/02)	780	185,362

U.S. Treasury 10-Year Notes (09/02)	2,066	4,599,011

U.S. Treasury 30-Year Bonds (09/02)	1,376	1,693,484

	7,608	$6,619,103

(b) Swap agreements outstanding at June 30, 2002:

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive fixed rate equal to 6.0000% and pay floating rate based on 3-month USD-LIBOR.

Broker: Goldman Sachs

Exp. 12/18/03	$200,000	$2,730

Receive fixed rate equal to 6.0000% and pay floating rate based on 3-month USD-LIBOR.

Broker: Bank of America

Exp. 06/17/04	$84,000,000	3,813,936

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs

Exp. 05/18/07	JY 2,375,000,000	(1,187,232)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.4000%.

Broker: Goldman Sachs

Exp. 06/20/11	JY 7,530,000,000	(858,843)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs
Exp. 05/22/30	ED 3,580,000	(392,497)

		$1,378,094

(c) Transactions in options for the period ended June 30, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	4,206	$2,575,785

Options Written	838,000	5,205,016

Options Expired	3,998	2,415,442

Outstanding, June 30, 2002	838,208	$5,365,359

(d) Premiums received on written options:

Type	Number of Contracts	Premium	Value

Call - CME FNMA 6.5% Strike @ 101.75 Exp 07/20/02	815,000	$191,016	$506,441

Put - CME Eurodollar September Futures Strike @ 96.50 Exp 09/21/02	208	160,343	1,300

Call - OTC European Written Call Option 3ML Strike @ 5.65 Exp 11/19/03	23,000	5,014,000	6,807,310

	838,208	$5,365,359	$7,315,051

(e) Forward foreign currency contracts outstanding at June 30, 2002, were summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Buy	ED	77,061,000	07/02	$6,177,062

Sell		49,602,000	07/02	(1,141,072)

				$5,035,990

(f) Notional and principal amount denoted in the indicated currency:
ED - Eurodollar
JY - Japanese Yen

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 98.40%
COMMERCIAL PAPER - 90.44%

Abbott Laboratories

1.725% due 08/20/02 ~	$34,900,000	$34,816,385

1.740% due 08/21/02 ~	35,000,000	34,913,725

Alcoa Inc

1.720% due 07/12/02	39,520,000	39,499,230

1.730% due 07/31/02	30,000,000	29,956,750

American Honda Finance Corp

1.900% due 08/14/02 ++	5,000,000	5,000,000

1.900% due 08/23/02 ++	25,000,000	25,000,000
Archer-Daniels-Midland Co

1.740% due 07/02/02 ~	43,380,000	43,377,903

BellSouth Corp

1.740% due 07/15/02 ~	33,450,000	33,427,366

1.750% due 07/16/02 ~	39,700,000	39,671,052

BMW U.S. Capital LLC

1.750% due 07/08/02	40,000,000	39,986,389

1.750% due 07/25/02	21,860,000	21,834,497

Coca-Cola Enterprises

1.730% due 07/24/02 ~	25,000,000	24,972,368

1.750% due 07/02/02 ~	8,600,000	8,599,582

1.750% due 07/10/02 ~	35,000,000	34,984,688

Federal Home Loan Bank

1.737% due 05/15/03	49,000,000	49,000,000

2.390% due 06/13/03	59,500,000	59,500,000
Fortune Brands Inc

1.760% due 07/29/02~	24,000,000	23,967,147
Freddie Mac

2.385% due 06/13/03 ++	24,500,000	24,500,000

Gannett Co

1.740% due 07/12/02 ~	35,830,000	35,810,950

1.750% due 07/11/02 ~	23,000,000	22,988,819

1.765% due 07/25/02 ~	16,850,000	16,830,173
General Dynamics Credit Corp

1.750% due 07/12/02	30,000,000	29,983,958

General Electric Capital Corp

1.720% due 07/03/02	35,775,000	35,771,582

1.770% due 07/03/02	34,100,000	34,096,647

Harley-Davidson Inc

1.740% due 07/05/02 ~	16,500,000	16,496,810

1.740% due 07/10/02 ~	17,000,000	16,992,605

Household Finance Corp

1.890% due 09/25/02 ++	30,000,000	30,000,000

1.910% due 09/26/02 ++	30,000,000	30,000,000

Johnson & Johnson

1.750% due 07/09/02~	32,440,000	32,427,384

1.750% due 07/24/02~	30,000,000	29,966,458
National Rural Utilities Cooperative Finance

1.814% due 10/01/02 ++	50,000,000	50,000,000

New York Times Co

1.850% due 07/08/02	38,000,000	37,986,331

Nike Inc

1.800% due 07/22/02	13,600,000	13,585,720

Nstar Corp

1.770% due 07/22/02~	19,000,000	18,980,382

Pfizer Inc

1.725% due 07/11/02~	43,810,000	43,789,008

1.730% due 07/17/02~	26,060,000	26,039,963

Procter & Gamble Co

1.730% due 07/15/02~	44,510,000	44,480,055

SBC Communications Inc

1.770% due 07/09/02~	25,000,000	24,990,167

1.830% due 07/11/02~	42,000,000	41,978,650

Schering-Plough Corp

1.740% due 08/06/02	27,344,000	27,296,421

1.780% due 07/26/02	15,127,000	15,108,301

Southern California Gas Co

6.875% due 08/15/02	9,500,000	9,540,542

Southern Co

1.780% due 07/17/02~	24,000,000	23,981,013

Student Loan Marketing Association

1.752% due 10/17/02 ++	49,000,000	49,000,000

Toyota Motor Credit Corp

1.720% due 07/02/02~	32,200,000	32,198,462

1.740% due 07/10/02~	20,000,000	19,991,300

USA Education Inc

2.107% due 09/16/02 ++	26,500,000	26,512,973

Wal-Mart Stores Inc

1.720% due 07/23/02~	32,125,000	32,091,233

1.730% due 08/13/02~	40,000,000	39,917,344

Washington Post Co

1.740% due 07/19/02~	21,820,000	21,801,017

1.750% due 07/05/02~	20,000,000	19,996,111

Total Commercial Paper		1,523,637,461

ASSET-BACKED SECURITIES - 4.99%

BMW Vehicle Lease Trust

1.910% due 05/25/03	15,791,185	15,791,185

Capital One Auto Finance Trust

1.859% due 12/16/02	14,472,130	14,472,130

Honda Auto Receivables Owner Trust

1.820% due 02/15/03	17,738,346	17,738,346

1.950% due 06/13/03	21,178,278	21,178,278

Nissan Auto Receivables Owner Trust

2.090% due 05/09/03	14,911,768	14,911,768

Total Asset-Backed Securities		84,091,707

U.S. TREASURY BILL - 2.96%

1.723% due 08/01/02	50,000,000	49,925,837

Total U.S. Treasury Bill		49,925,837

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.01%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $170,018; collateralized by U.S. Treasury Bonds—market value $174,600 and due 08/15/23)	170,000	170,000

Total Securities Held Under Repurchase Agreement		170,000

Total Short-Term Investments (Cost $1,657,825,005)		1,657,825,005

TOTAL INVESTMENTS - 98.40% (Cost $1,657,825,005)		1,657,825,005

OTHER ASSETS AND LIABILITIES, NET - 1.60%		26,906,659

NET ASSETS - 100.00%		$1,684,731,664

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

PREFERRED STOCKS - 1.43%

Consumer Discretionary - 0.89%

CSC Holdings Inc	50,793	$3,263,451

Primedia Inc ‘H’	25,000	756,250

		4,019,701

Financial Services - 0.54%

Sovereign REIT~	22,000	2,458,500

Total Preferred Stocks (Cost $9,182,809)		6,478,201

COMMON STOCK WARRANTS - 0.00%

Consumer Discretionary - 0.00%

Loral Space & Communications *	9,250	10,407

Utilities - 0.00%

Leap Wireless International Inc *	3,500	2,188

Metricom Inc *	3,000	30

NTELOS Inc *	4,000	17,000

		19,218

Total Common Stock Warrants (Cost $98,440)		29,625

FOREIGN COMMON STOCK - 0.00%

Canada - 0.00%

Call-Net Enterprises Inc ‘B’ *	55,945	19,441

Total Foreign Common Stock (Cost $566,243)		19,441

	Principal Amount

CORPORATE BONDS & NOTES - 81.48%

Autos & Transportation - 5.57%

Accuride Corp

9.250% due 02/01/08	$2,000,000	1,390,000

American Axle & Manufacturing Inc

9.750% due 03/01/09	2,000,000	2,130,000

Amtran Inc

9.625% due 12/15/05	1,000,000	695,000

10.500% due 08/01/04	1,000,000	725,000

ArvinMeritor Inc

8.750% due 03/01/12	2,000,000	2,147,244

Collins & Aikman Products

10.750% due 12/31/11~	3,000,000	3,030,000

Dana Corp

10.125% due 03/15/10~	2,000,000	2,050,000

Delco Remy International Inc

10.625% due 08/01/06	2,000,000	1,690,000

Dura Operating Corp

8.625% due 04/15/12~	2,500,000	2,525,000

Holt Group Inc

9.750% due 01/15/06 ##	700,000	24,500

Metaldyne Corp

11.000% due 06/15/12~	3,500,000	3,430,000

Northwest Airlines Inc

8.875% due 06/01/06	3,000,000	2,715,000

9.875% due 03/15/07	3,000,000	2,715,000

		25,266,744

Consumer Discretionary - 26.57%

Allied Waste North America Inc

8.500% due 12/01/08	3,000,000	2,910,000

8.875% due 04/01/08	3,000,000	2,955,000

10.000% due 08/01/09	2,500,000	2,468,950

Anvil Knitwear Inc

10.875% due 03/15/07	3,000,000	2,951,250

Asbury Automotive Group Inc

9.000% due 06/15/12~	2,500,000	2,425,000

Autonation Inc

9.000% due 08/01/08	2,500,000	2,587,500

Capstar Hotel Co

8.750% due 08/15/07	500,000	445,000

Cendant Corp

7.750% due 12/01/03	5,000,000	5,135,670

Charter Communications Holdings LLC

0.000% due 05/15/11	5,000,000	1,775,000

9.625% due 11/15/09~	2,500,000	1,675,000

10.750% due 10/01/09	3,000,000	2,122,500

Chumash Casino & Resort Enterprise

9.000% due 07/15/10~	1,000,000	1,017,500

CKE Restaurants Inc

9.125% due 05/01/09	1,500,000	1,455,000

Coinmach Corp

9.000% due 02/01/10~	2,000,000	2,040,000

Cole National Group

8.875% due 05/15/12~	1,500,000	1,496,250

EchoStar Broadband Corp

10.375% due 10/01/07	2,500,000	2,400,000

Echostar DBS Corp

9.125% due 01/15/09~	2,500,000	2,300,000

Entravision Communications Corp

8.125% due 03/15/09~	3,000,000	3,030,000

Ferrellgas Partners LP

9.375% due 06/15/06	2,000,000	2,070,000

Foodmaker Inc

8.375% due 04/15/08	3,000,000	3,093,750

Garden State Newspapers Inc

8.625% due 07/01/11	1,500,000	1,470,000

8.750% due 10/01/09	2,000,000	1,985,000

Gray Communication System

9.250% due 12/15/11~	2,000,000	2,050,000

Insight Communications Co

0.000% due 02/15/11	2,000,000	870,000

Iron Mountain Inc

I8.625% due 04/01/13	2,000,000	2,055,000

John Q Hammons Hotels LP

8.875% due 05/15/12~	2,500,000	2,462,500

Loral Cyberstar Inc

10.000% due 07/15/06	937,000	651,215

Loral Space & Communications

9.500% due 01/15/06	1,000,000	655,000

Mandalay Resort Group

10.250% due 08/01/07	1,000,000	1,053,750

MGM Grand Inc

9.750% due 06/01/07	1,500,000	1,590,000

MGM MIRAGE

8.375% due 02/01/11	1,000,000	1,010,000

Mohegan Tribal Gaming Authority

8.375% due 07/01/11	1,500,000	1,539,375

8.750% due 01/01/09	1,500,000	1,561,875

Nebraska Book Co Inc

8.750% due 02/15/08	4,000,000	3,920,000

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

Park Place Entertainment Corp

7.875% due 03/15/10~	$2,500,000	$2,493,750

Pegasus Communications Corp

9.625% due 10/15/05	2,000,000	910,000

Pennzoil-Quaker State Co

10.000% due 11/01/08	750,000	882,188

Primedia Inc

8.500% due 02/01/06	1,500,000	1,162,500

8.875% due 05/15/11	2,500,000	1,887,500

Rent-A-Center Inc

11.000% due 08/15/08	3,000,000	3,202,500

Riverwood International Corp

10.625% due 08/01/07	3,500,000	3,701,250

Roundy’s Inc

8.875% due 06/15/12~	1,000,000	1,002,500

Service Corp International

7.375% due 04/15/04	3,000,000	2,962,500

Sinclair Broadcast Group Inc

8.000% due 03/15/12	2,500,000	2,475,000

8.750% due 12/15/11	2,000,000	2,025,000

9.000% due 07/15/07	1,000,000	1,012,500

Six Flags Inc

8.875% due 02/01/10~	3,000,000	3,000,000

Sleepmaster LLC

11.000% due 05/15/09 ##	2,500,000	562,500

Sonic Automotive Inc

11.000% due 08/01/08	1,500,000	1,582,500

Starwood Hotels & Resorts Worldwide Inc

7.375% due 05/01/07~	3,500,000	3,460,625

7.875% due 05/01/12~	2,000,000	1,990,000

Stater Brothers Holdings Inc

10.750% due 08/15/06	3,000,000	3,105,000

Station Casinos Inc

8.375% due 02/15/08	2,500,000	2,565,625

8.875% due 12/01/08	1,000,000	1,020,000

9.875% due 07/01/10	1,500,000	1,593,750

Stewart Enterprises Inc

10.750% due 07/01/08	2,500,000	2,775,000

T/SF COMM Corp

10.375% due 11/01/07	1,000,000	985,000

Venetian Casino Resort LLC

11.000% due 06/15/10	2,500,000	2,528,125

Yum! Brands Inc

7.700% due 07/01/12	2,500,000	2,512,500

		120,624,898

Consumer Staples - 3.24%

American Seafoods Group LLC

10.125% due 04/15/10~	2,000,000	2,030,000

B&G Foods Inc

9.625% due 08/01/07~	1,000,000	1,030,000

Eagle Family Foods Inc

8.750% due 01/15/08	3,000,000	2,295,000

Fleming Cos Inc

9.250% due 06/15/10	2,500,000	2,475,000

10.125% due 04/01/08	2,000,000	2,040,000

10.625% due 07/31/07	3,000,000	2,955,000

Great Atlantic & Pacific Tea Co

9.125% due 12/15/11	2,000,000	1,870,000

		14,695,000

Diversified - 0.55%

Sequa Corp

8.875% due 04/01/08	2,000,000	2,010,000

9.000% due 08/01/09	500,000	505,000

		2,515,000

Energy - 5.38%

Calpine Corp

8.500% due 02/15/11	5,400,000	3,645,000

10.500% due 05/15/06	1,500,000	1,207,500

Chesapeake Energy Corp

8.375% due 11/01/08	4,500,000	4,522,500

Denbury Management Inc Dallas

9.000% due 03/01/08	2,000,000	1,975,000

DI Industries Inc

8.875% due 07/01/07	1,750,000	1,802,500

Dynegy Holdings Inc

8.750% due 02/15/12	1,500,000	1,119,444

Parker Drilling Co

9.750% due 11/15/06	1,000,000	1,025,000

Plains Exploration & Production Co

8.750% due 07/01/12~	1,000,000	983,760

Pride Petroleum Services

9.375% due 05/01/07	3,000,000	3,142,500

Tesoro Petroleum Corp

9.000% due 07/01/08	2,250,000	2,058,750

Vintage Petroleum Inc

8.250% due 05/01/12~	3,000,000	2,962,500

		24,444,454

Financial Services - 11.27%

Corrections Corp of America

9.875% due 05/01/09~	2,500,000	2,587,500

Felcor Lodging LP

8.500% due 06/01/11	2,250,000	2,216,250

Foamex LP Capital Corp

10.750% due 04/01/09~	3,000,000	3,075,000

H&E Equipment Services LLC

11.125% due 06/15/12~	3,500,000	3,342,500

HMH Properties Inc

7.875% due 08/01/08	2,000,000	1,915,000

Host Marriott LP

8.375% due 02/15/06	1,000,000	985,000

9.500% due 01/15/07~	2,500,000	2,534,375

iStar Financial Inc

8.750% due 08/15/08	4,000,000	3,971,476

Mediacom LLC/Mediacom Capital Corp

9.500% due 01/15/13	3,500,000	3,045,000

MeriStar Hospitality Corp

9.000% due 01/15/08	3,000,000	2,880,000

9.125% due 01/15/11~	2,000,000	1,920,000

Sovereign Bancorp Inc

10.500% due 11/15/06	2,500,000	2,762,500

Sprint Capital Corp

8.375% due 03/15/12~	1,500,000	1,297,500

Tesoro Escrow Corp

9.625% due 04/01/12~	1,500,000	1,380,000

The FINOVA Group Inc

7.500% due 11/15/09	3,000,000	1,005,000

United Rentals (North America) Inc

10.750% due 04/15/08	1,000,000	1,075,000

United Rentals Inc

9.000% due 04/01/09	4,000,000	4,000,000

Ventas Realty LP/Ventas Capital Corp

8.750% due 05/01/09~	1,000,000	1,015,000

9.000% due 05/01/12~	2,000,000	2,060,000

Von Hoffmann Press Inc

10.250% due 03/15/09~	1,500,000	1,545,000

Western Financial Bank

9.625% due 05/15/12	1,500,000	1,507,500

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

Williams Scotsman Inc 9.875% due 06/01/07	$2,000,000	$1,920,000

Willis Corroon Corp 9.000% due 02/01/09	3,000,000	3,105,000

		51,144,601

Health Care - 5.21%

AdvancePCS 8.500% due 04/01/08	3,000,000	3,112,500

Alliance Imaging Inc 10.375% due 04/15/11	2,000,000	2,130,000

Beverly Enterprises Inc 9.625% due 04/15/09	2,000,000	2,060,000

Extendicare Health Services Inc 9.500% due 07/01/10~	1,000,000	1,006,250

Genesis Health Ventures Inc 7.038% due 04/02/07 ++	2,500,000	2,475,000

Pacificare Health Systems 10.750% due 06/01/09~	2,500,000	2,571,875

Triad Hospitals Inc 8.750% due 05/01/09	1,500,000	1,575,000

United Surgical Partners Int’l Inc 10.000% due 12/15/11	3,500,000	3,640,000

US Oncology Inc 9.625% due 02/01/12	2,500,000	2,437,500

Vanguard Health Systems Inc 9.750% due 08/01/11	2,500,000	2,618,750

		23,626,875

Integrated Oils - 1.55%

Giant Industries Inc

9.000% due 09/01/07	1,000,000	952,500

11.000% due 05/15/12~	4,000,000	3,540,000

SESI LLC 8.875% due 05/15/11	2,500,000	2,537,500

		7,030,000

Materials & Processing - 8.02%

AK Steel Corp 7.750% due 06/15/12~	3,500,000	3,482,500

Atrium Cos Inc 10.500% due 05/01/09	2,500,000	2,565,625

Bear Island Paper Co LLC 10.000% due 12/01/07	2,000,000	1,720,000

Integrated Electrical Services Inc 9.375% due 02/01/09	2,000,000	1,930,000

Ispat Inland LP Senior Security Credit ‘B’ 6.030% due 07/14/05 ++	2,406,250	1,564,063

Ispat Inland LP Senior Security Credit ‘C’ 6.030% due 07/14/06 ++	2,406,250	1,564,063
Lyondell Chemical Co

9.500% due 12/15/08	1,500,000	1,402,500

9.625% due 05/01/07	4,000,000	3,830,000

11.125% due 07/15/12	1,000,000	997,500
Millennium America Inc

9.250% due 06/15/08	1,000,000	1,025,000

9.250% due 06/15/08~	1,000,000	1,025,000
Nortek Inc

8.875% due 08/01/08	1,500,000	1,518,750

9.875% due 06/15/11	1,500,000	1,522,500

OM Group Inc 9.250% due 12/15/11	2,000,000	2,080,000

Owens-Brockway 8.875% due 02/15/09~	3,000,000	3,015,000

Silgan Holdings Inc 9.000% due 06/01/09~	2,500,000	2,587,500

Stone Container Corp 8.375% due 07/01/12~	1,500,000	1,518,750

The Scotts Co 8.625% due 01/15/09~	1,500,000	1,554,375

Wesco Distribution Inc 9.125% due 06/01/08	1,500,000	1,447,500

Wheeling-Pittsburgh Corp 9.250% due 11/15/07 ##	3,000,000	45,000

		36,395,626

Producer Durables - 7.58%

Alliant Techsystems Inc 8.500% due 05/15/11	2,500,000	2,625,000

American Tower Corp 9.375% due 02/01/09	2,000,000	1,110,000

BE Aerospace Inc 8.875% due 05/01/11	3,000,000	2,805,000

Columbus McKinnon Corp 8.500% due 04/01/08	3,500,000	3,237,500
Crown Castle International Corp

0.000% due 11/15/07	1,000,000	675,000

0.000% due 05/15/11	1,000,000	465,000

9.375% due 08/01/11	500,000	317,500

Dresser Inc 9.375% due 04/15/11	4,500,000	4,578,750

Graham Packaging Co Inc 5.553% due 01/15/08 ++	3,500,000	3,132,500

Hanover Equipment Trust ‘B’ 8.750% due 09/01/11~	1,500,000	1,380,000

JLG Industries Inc 8.375% due 06/15/12~	2,500,000	2,512,500

Portola Packaging Inc 10.750% due 10/01/05	2,000,000	1,980,000

SBA Communications Corp 10.250% due 02/01/09	2,000,000	1,210,000
Standard-Pacific Corp

8.500% due 04/01/09	1,000,000	997,500

9.500% due 09/15/10	2,500,000	2,606,250
Terex Corp

9.250% due 07/15/11	2,000,000	2,080,000

10.375% due 04/01/11	2,500,000	2,700,000

		34,412,500

Technology - 2.29%

Amkor Technologies Inc

9.250% due 05/01/06	1,000,000	825,000

9.250% due 02/15/08	2,000,000	1,640,000
L-3 Communications Corp

7.625% due 06/15/12	1,500,000	1,511,250

8.500% due 05/15/08	3,500,000	3,622,500

PanAmSat Corp 8.500% due 02/01/12~	3,000,000	2,775,000

		10,373,750

Utilities - 4.25%

Alamosa Delaware Inc

12.500% due 02/01/11	1,500,000	427,500

13.625% due 08/15/11	1,500,000	457,500
Alamosa PCS Holdings Inc 0.000% due 02/15/10	2,000,000	310,000

American Cellular Corp 9.500% due 10/15/09	2,000,000	370,000

AT&T Wireless Services Inc 6.875% due 04/18/05	1,000,000	890,651

BRL Universal Equipment 2001 A LP 8.875% due 02/15/08	1,000,000	995,000

CFW Communication Co 13.000% due 08/15/10	4,000,000	1,620,000

Ipalco Enterprises Inc 7.625% due 11/14/11	1,500,000	1,371,522

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

MCI Communications Corp

6.950% due 08/15/06	$2,500,000	$837,500

Mirant Americas Generation Inc

8.300% due 05/01/11	2,000,000	1,602,770

Mission Energy Holding Co

13.500% due 07/15/08	1,500,000	1,515,000

Nextel Communications Inc

0.000% due 10/31/07	2,500,000	1,256,250

9.375% due 11/15/09	1,000,000	510,000

9.500% due 02/01/11	2,000,000	990,000

Nextel International Inc

12.750% due 08/01/10 ##	4,000,000	70,000

Nextel Partners Inc

0.000% due 02/01/09	3,000,000	1,020,000

The AES Corp

8.000% due 12/31/08	1,000,000	605,000

8.875% due 02/15/11	2,000,000	1,250,000

10.250% due 07/15/06	2,500,000	1,312,500

Triton PCS Inc

0.000% due 05/01/08	2,000,000	1,250,000

8.750% due 11/15/11	1,000,000	630,000

		19,291,193

Total Corporate Bonds & Notes (Cost $409,569,212)		369,820,641

CONVERTIBLE CORPORATE BONDS & NOTES - 1.35%

Consumer Discretionary - 0.05%

CKE Restaurants Inc

4.250% due 03/15/04	250,000	224,375

Technology - 1.30%

BEA Systems Inc

4.000% due 12/15/06	2,000,000	1,610,000

Juniper Networks Inc

4.750% due 03/15/07	2,000,000	1,235,000

Solectron Corp

0.000% due 05/08/20	2,000,000	1,140,000

0.000% due 11/20/20	4,000,000	1,895,000

		5,880,000

Total Convertible Corporate Bonds & Notes (Cost $6,339,596)		6,104,375

FOREIGN BONDS - 7.91%

Bahamas - 1.13%

Sun International Hotels Ltd

8.625% due 12/15/07	1,000,000	1,022,500

8.875% due 08/15/11	3,500,000	3,591,875

8.875% due 08/15/11	500,000	513,125

		5,127,500

Canada - 2.96%

Call-Net Enterprises Inc

10.625% due 12/31/08	1,164,089	343,406

Canwest Media Inc

10.625% due 05/15/11	2,000,000	2,000,000

GT Group Telecom Inc

0.000% due 02/01/10 ##	3,750,000	28,125

MDC Corp Inc

10.500% due 12/01/06	258,000	225,750

Methanex Corp

8.750% due 08/15/12	1,500,000	1,537,500

Rogers Cable Inc

7.875% due 05/01/12~	2,500,000	2,530,218

Rogers Cantel Inc

8.300% due 10/01/07	1,000,000	695,000

Tembec Industries Inc

7.750% due 03/15/12	2,000,000	1,995,000

8.500% due 02/01/11	1,000,000	1,035,000

8.625% due 06/30/09	1,500,000	1,552,500

Western Oil Sands Inc

8.375% due 05/01/12~	1,500,000	1,511,250

		13,453,749

Cayman Islands - 1.13%

Bluewater Finance Ltd

10.250% due 02/15/12~	2,500,000	2,487,500

PDVSA Finance Ltd

8.500% due 11/16/12	3,000,000	2,632,500

		5,120,000

Germany - 0.30%

Fresenius Med Care Capital Trust

7.875% due 06/15/11	1,500,000	1,350,000

Philippines - 0.72%

Philippine Long Distance Telephone

8.350% due 03/06/17	1,000,000	796,304

11.375% due 05/15/12~	2,500,000	2,454,268

		3,250,572

Poland - 0.14%

Netia Holdings BV

11.250% due 11/01/07 ##	3,000,000	495,000

13.125% due 06/15/09 ##	1,000,000	165,000

		660,000

Russia - 0.46%

OJSC Oil Co Rosneft

12.750% due 11/20/06~	2,000,000	2,080,000

Singapore - 0.69%

Flextronics International Ltd

9.875% due 07/01/10	3,000,000	3,150,000

United Kingdom - 0.38%

Ono Finance PLC

0.000% due 03/16/11~	5,000	500

14.000% due 02/15/11	5,000,000	1,725,000

		1,725,500

Total Foreign Bonds (Cost $47,956,507)		35,917,321

FOREIGN GOVERNMENT BONDS - 2.56%

Brazil - 0.97%

Brazil ‘C’ Bond Var Brady

8.000% due 04/15/14	3,694,210	2,336,588

Republic of Brazil

11.500% due 03/12/08	3,000,000	2,047,500

		4,384,088

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Principal Amount	Value
Philippines - 0.68%

Republic of Philippines 9.375% due 01/18/17	$3,000,000	$3,067,500

Russia - 0.53%

Russian Federation 12.750% due 06/24/28	2,000,000	2,404,390

Turkey - 0.38%

Republic of Turkey 11.500% due 01/23/12	2,000,000	1,725,000

Total Foreign Government Bonds (Cost $12,723,636)		11,580,978

SHORT-TERM INVESTMENTS - 2.40%

COMMERCIAL PAPER - 2.39%

Archer-Daniels-Midland Co 1.740% due 07/02/02~	320,000	319,985

BellSouth Corp 1.730% due 07/03/02~	3,000,000	2,999,712

Parker Hannifin Corp 1.760% due 07/02/02~	3,000,000	2,999,853

The Sherwin-Williams Co 1.730% due 07/01/02~	1,900,000	1,900,000

Verizon Global Funding Corp 1.730% due 07/01/02~	2,630,000	2,630,000

Total Commercial Paper		10,849,550

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.01%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $45,005; collateralized by U.S. Treasury Notes—market value $50,020 and due 08/15/07)	45,000	45,000

Total Securities Held Under Repurchase Agreement		45,000

Total Short-Term Investments (Cost $10,894,550)		10,894,550

TOTAL INVESTMENTS - 97.13% (Cost $497,330,993)		440,845,132

OTHER ASSETS AND LIABILITIES, NET - 2.87%		13,010,387

NET ASSETS - 100.00%		$453,855,519

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 2.05%

Autos & Transportation - 0.79%

Ford Motor Co Capital Trust II	10,400	$585,000

General Motors Corp*	3,200	84,064

		669,064

Financial Services - 0.27%

Travelers Property Casualty Corp	9,600	227,040

Health Care - 0.22%

Anthem Inc	2,220	184,371

Technology - 0.52%

Motorola Inc	9,510	436,224

Utilities - 0.25%

TXU Corp	3,950	214,129

Total Convertible Preferred Stocks (Cost $1,742,135)		1,730,828

COMMON STOCKS - 89.76%

Autos & Transportation - 2.18%

CSX Corp	5,200	182,260

Delphi Corp	12,600	166,320

Union Pacific Corp	23,600	1,493,408

		1,841,988

Consumer Discretionary - 10.68%

AOL Time Warner Inc*	15,300	225,063

Cendant Corp*	30,300	481,164

Charter Communications Inc ‘A’*	24,800	101,184

Federated Department Stores*	7,500	297,750

J.C. Penney Co Inc	34,200	753,084

Kimberly-Clark Corp	13,300	824,600

KPMG Consulting Inc*	15,300	227,358

Liberty Media Corp ‘A’*	68,700	687,000

Limited Brands Inc	9,900	210,870

Marriott International Inc ‘A’	6,700	254,935

McDonald’s Corp	26,100	742,545

Newell Rubbermaid Inc	4,800	168,288

Office Depot Inc*	20,200	339,360

Republic Services Inc*	44,100	840,987

Royal Caribbean Cruises Ltd	9,700	189,150

ServiceMaster Co	6,900	94,668

The May Department Stores Co	3,500	115,255

The Walt Disney Co	41,100	776,790

TJX Cos Inc	18,300	358,863

Tribune Co	4,300	187,050

USA Interactive*	17,400	408,030

Valassis Communications Inc*	3,800	138,700

Waste Management Inc	15,700	408,985

Yum! Brands Inc*	6,600	193,050

		9,024,729

Consumer Staples - 4.95%

Brown-Forman Corp ‘B’	2,100	144,900

Coca-Cola Enterprises Inc	9,900	218,592

Colgate-Palmolive Co	6,200	310,310

General Mills Inc	7,200	317,376

H.J. Heinz Co	12,900	530,190
Kroger Co*	36,700	730,330
Pepsi Bottling Group Inc	10,800	332,640
Philip Morris Cos Inc	32,200	1,406,496
Rite Aid Corp*	16,400	38,540
Safeway Inc*	5,200	151,788

		4,181,162

Diversified - 1.96%

Fortune Brands Inc	23,500	1,316,000
Honeywell International Inc	9,600	338,208

		1,654,208

Energy - 1.11%

Devon Energy Corp	5,900	290,752
Dynegy Inc ‘A’	20,100	144,720
El Paso Corp	14,500	298,845
Peabody Energy Corp	7,200	203,760

		938,077

Financial Services - 31.50%

AMBAC Financial Group Inc	5,400	362,880
American International Group Inc	5,900	402,557
Archstone-Smith Trust	21,000	560,700
Bank of America Corp	30,700	2,160,052
Banknorth Group Inc	4,800	124,896
BB&T Corp	7,700	297,220
Berkshire Hathaway Inc ‘B’*	222	495,948
Charter One Financial Inc	37,100	1,275,498
Chubb Corp	1,500	106,200
CIGNA Corp	9,100	886,522
Citigroup Inc	80,500	3,119,375
Comerica Inc	21,800	1,338,520
Equity Office Properties Trust	17,400	523,740
Equity Residential	35,000	1,006,250
Fannie Mae	12,650	932,938
FleetBoston Financial Corp	10,100	326,735
Freddie Mac	15,700	960,840
GreenPoint Financial Corp	2,600	127,660
Household International Inc	7,500	372,750
JP Morgan Chase & Co	17,800	603,776
Lehman Brothers Holdings Inc	6,500	406,380
M&T Bank Corp	6,200	531,712
MBIA Inc	3,400	192,202
MBNA Corp	6,600	218,262
Mellon Financial Corp	19,500	612,885
Mercantile Bankshares Corp	2,500	102,575
Merrill Lynch & Co Inc	20,500	830,250
Morgan Stanley Dean Witter & Co	16,400	706,512
Radian Group Inc	18,300	893,955
The Bank of New York Co Inc	17,300	583,875
The Hartford Financial Services Group Inc	5,700	338,979
The PMI Group Inc	10,900	416,380
U.S. Bancorp	80,000	1,868,000
UnumProvident Corp	4,400	111,980
Wachovia Corp	24,600	939,228
Washington Mutual Inc	26,500	983,415
Wells Fargo & Co	14,800	740,888
Zions Bancorp	3,200	166,720

		26,629,255

Health Care - 3.68%

Abbott Laboratories	9,100	342,615
Anthem Inc*	6,200	418,376
Bristol-Myers Squibb Co	13,000	334,100
HCA Inc	11,000	522,500
Merck & Co Inc	22,900	1,159,656
Schering-Plough Corp	8,900	218,940
Zimmer Holdings Inc*	3,300	117,678

		3,113,865

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Integrated Oils - 7.35%

ChevronTexaco Corp	3,900	$345,150

Conoco Inc	23,300	647,740

Exxon Mobil Corp	85,900	3,515,028

Marathon Oil Corp	11,300	306,456

Phillips Petroleum Co	11,600	683,008

Unocal Corp	19,300	712,942

		6,210,324

Materials & Processing - 4.72%

Boise Cascade Corp	8,700	300,411

E. I. DuPont de Nemours & Co	7,300	324,120

Engelhard Corp	19,800	560,736

International Paper Co	15,900	692,922

PPG Industries Inc	6,900	427,110

Rohm & Haas Co	4,000	161,960

Smurfit-Stone Container Corp*	31,200	481,104

Sonoco Products Co	21,100	597,552

The Dow Chemical Co	3,900	134,082

Weyerhaeuser Co	4,900	312,865

		3,992,862

Producer Durables - 4.73%

Agilent Technologies Inc*	5,200	122,980

Cooper Industries Ltd ‘A’	17,400	683,820

Dover Corp	1,600	56,000

Emerson Electric Co	7,600	406,676

Illinois Tool Works Inc	1,200	81,960

Lockheed Martin Corp	5,300	368,350

Northrop Grumman Corp	5,700	712,500

Pall Corp	11,400	236,550

Parker Hannifin Corp	10,500	501,795

The Boeing Co	10,600	477,000

W.W. Grainger Inc	7,000	350,700

		3,998,331

Technology - 3.59%

Arrow Electronics Inc*	3,500	72,625

BMC Software Inc*	26,700	443,220

Computer Associates International Inc	26,800	425,852

Hewlett-Packard Co	87,440	1,336,083

IBM Corp	4,700	338,400

NCR Corp*	9,700	335,620

PeopleSoft Inc*	5,300	78,864

		3,030,664

Utilities - 13.31%

Alltel Corp	5,300	249,100

AT&T Wireless Services Inc*	23,400	136,890

BellSouth Corp	34,100	1,074,150

Cinergy Corp	14,400	518,256

Citizens Communications Co*	14,500	121,220

Comcast Corp ‘A’*	18,600	435,798

Constellation Energy Group Inc	6,100	178,974

Dominion Resources Inc VA	3,500	231,700

DPL Inc	24,600	650,670

DTE Energy Co	1,900	84,816

Duke Energy Corp	9,300	289,230

Edison International*	10,800	183,600

Entergy Corp	15,600	662,064

FirstEnergy Corp	6,400	213,632

FPL Group Inc	2,400	143,976

National Fuel Gas Co	5,600	126,056

Northeast Utilities	14,700	276,507

PPL Corp	5,600	185,248

Progress Energy Inc	17,000	884,170

Qwest Communications Int’l Inc*	92,700	259,560

Reliant Energy Inc	11,500	194,350

SBC Communications Inc	60,500	1,845,250

Sprint Corp-FON Group	31,400	333,154

Verizon Communications Inc	49,100	1,971,365

		11,249,736

Total Common Stocks (Cost $80,529,422)		75,865,201

FOREIGN COMMON STOCKS - 5.82%

Bermuda - 3.37%

ACE Ltd	32,700	1,033,320

Ingersoll-Rand Co ‘A’	7,600	347,016

Tyco International Ltd	28,200	380,982

XL Capital Ltd ‘A’	12,900	1,092,630

		2,853,948

Canada - 0.41%

Abitibi-Consolidated Inc	37,500	346,125

France - 1.23%

TotalFinaElf SA ADR	12,900	1,043,610

Netherlands – 0.69%

Royal Dutch Petroleum Co ‘NY’	10,500	580,335

Singapore – 0.12%

Flextronics International Ltd*	13,900	99,107

Total Foreign Common Stocks (Cost $5,572,282)		4,923,125

	Principal Amount

CONVERTIBLE CORPORATE BONDS - 0.64%

Consumer Discretionary - 0.45%

Service Corp International

6.750% due 06/22/08	$390,000	386,100

Materials & Processing - 0.19%

Freeport-McMoRan Copper & Gold inc

8.250% due 01/31/06 ~	25,000	37,656

8.250% due 01/31/06	80,000	120,500

		158,156

Total Convertible Corporate Bonds (Cost $538,911)		544,256

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.12%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.12%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $1,796,187; collateralized by U.S. Treasury Bonds—market value $1,835,000 and due 12/12/02)	$1,796,000	$1,796,000

Total Securities Held Under Repurchase Agreement		1,796,000

Total Short-Term Investment (Cost $1,796,000 )		1,796,000

TOTAL INVESTMENTS - 100.39% (Cost $90,178,750 )		84,859,410

OTHER ASSETS AND LIABILITIES, NET - (0.39%)		(329,441)

NET ASSETS - 100.00%		$84,529,969

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
RESEARCH PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 90.51%

Autos & Transportation - 2.40%

Southwest Airlines Co	11,600	$187,456

Union Pacific Corp	2,750	174,020

		361,476

Consumer Discretionary - 15.31%

EchoStar Communications Corp ‘A’*	5,150	95,584

Fox Entertainment Group Inc ‘A’*	2,050	44,587

Hilton Hotels Corp	7,100	98,690

International Game Technology*	2,400	136,080

J.C. Penney Co Inc	6,550	144,231

Kimberly-Clark Corp	700	43,400

Kohl’s Corp*	1,650	115,632

KPMG Consulting Inc*	8,300	123,338

Liberty Media Corp ‘A’*	16,300	163,000

Lowe’s Cos Inc	6,670	302,818

Office Depot Inc*	7,800	131,040

Royal Caribbean Cruises Ltd	6,450	125,775

Target Corp	2,900	110,490

The Walt Disney Co	11,500	217,350

TJX Cos Inc	8,700	170,607

Viacom Inc ‘B’*	3,300	146,421

Waste Management Inc	5,150	134,158

		2,303,201

Consumer Staples - 7.75%

Colgate-Palmolive Co	4,380	219,219

General Mills Inc	4,550	200,564

Philip Morris Cos Inc	6,800	297,024

Safeway Inc*	5,400	157,626

Sysco Corp	4,000	108,880

The Coca-Cola Co	3,250	182,000

		1,165,313

Energy - 0.30%

Burlington Resources Inc	1,200	45,600

Financial Services - 22.79%

American International Group Inc	3,100	211,513

Bank of America Corp	600	42,216

Capital One Financial Corp	3,050	186,202

Citigroup Inc	16,450	637,438

Comerica Inc	1,000	61,400

Equity Office Properties Trust	1,550	46,655

Freddie Mac	5,700	348,840

Goldman Sachs Group Inc	1,200	88,020

GreenPoint Financial Corp	1,000	49,100

Household International Inc	3,700	183,890

MBNA Corp	7,050	233,143

SPDR Trust Series 1	6,306	623,790

The Bank of New York Co Inc	5,350	180,562

U.S. Bancorp	15,400	359,590

Wells Fargo & Co	900	45,054

Zions Bancorp	2,500	130,250

		3,427,663

Health Care - 13.68%

Abbott Laboratories	1,200	45,180

Allergan Inc	2,000	133,500

AmerisourceBergen Corp	750	57,000

Amgen Inc*	4,350	182,178

Andrx Corp*	2,850	76,864

Cardinal Health Inc	3,950	242,569

HCA Inc	2,150	102,125

Johnson & Johnson	6,000	313,560

MedImmune Inc*	3,700	97,680

Medtronic Inc	4,960	212,536

Pfizer Inc	5,650	197,750

Pharmacia Corp	5,150	192,868

WellPoint Health Networks Inc*	1,100	85,591

Wyeth	2,300	117,760

		2,057,161

Integrated Oils - 5.36%

Exxon Mobil Corp	18,200	744,744

GlobalSantaFe Corp	2,250	61,538

		806,282

Materials & Processing - 2.44%

Monsanto Co	5,450	97,010

Smurfit-Stone Container Corp*	4,500	69,390

Weyerhaeuser Co	3,150	201,127

		367,527

Producer Durables—1.40%

Agilent Technologies Inc*	2,450	57,942

Parker Hannifin Corp	3,200	152,928

		210,870

Technology - 11.94%

BMC Software Inc*	6,200	102,920

Computer Associates International Inc	9,750	154,927

Hewlett-Packard Co	28,700	438,536

Intel Corp	19,650	359,006

Microsoft Corp*	11,800	638,616

PeopleSoft Inc*	6,900	102,672

		1,796,677

Utilities - 7.14%

BellSouth Corp	6,100	192,150

CenturyTel Inc	1,600	47,200

Comcast Corp ‘A’*	4,700	110,121

Edison International*	9,050	153,850

FPL Group Inc	2,800	167,972

PG&E Corp*	8,700	155,643

SBC Communications Inc	7,400	225,700

Sprint Corp-PCS Group*	4,800	21,456

		1,074,092

Total Common Stocks (Cost $15,137,913)		13,615,862

FOREIGN COMMON STOCKS - 8.17%

Bermuda - 4.55%

ACE Ltd	5,000	158,000

Ingersoll-Rand Co ‘A’	3,300	150,678

Tyco International Ltd	16,050	216,836

XL Capital Ltd ‘A’	1,870	158,389

		683,903

Canada - 0.32%

Nortel Networks Corp*	33,300	48,285

France—0.70%

TotalFinaElf SA ADR	1,300	105,170

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
RESEARCH PORTFOLIO
Schedule of Investments(Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Switzerland - 0.67%

ABB Ltd*	5,400	$48,221

Novartis AG ADR	1,200	52,596

		100,817

United Kingdom - 1.93%

AstraZeneca PLC ADR	2,200	90,200

BP PLC ADR	3,950	199,436

		289,636

Total Foreign Common Stocks (Cost $1,816,153)		1,227,811

	Principal Amount

SHORT-TERM INVESTMENT - 1.10%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.10%

State Street Bank and Trust Co 1.250% due 07/01/02 (Dated 06/28/02, repurchase price of $165,017; collateralized by U.S. Treasury Bonds—market value $169,758 and due 08/15/15)	$165,000	165,000

Total Securities Held Under Repurchase Agreement		165,000

Total Short-Term Investment

(Cost $165,000)		165,000

TOTAL INVESTMENTS - 99.78%

(Cost $17,119,066)		15,008,673

OTHER ASSETS AND

LIABILITIES, NET - 0.22%		32,708

NET ASSETS - 100.00%		$15,041,381

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 97.79%

Autos & Transportation - 1.43%

Burlington Northern Santa Fe Corp	33,600	$1,008,000

CNF Inc	3,200	121,536

Dana Corp	23,300	431,749

Delphi Corp	29,015	382,998

FedEx Corp	16,540	883,236

Ford Motor Co	21,794	348,704

General Motors Corp	34,427	1,840,123

Lear Corp*	29,200	1,350,500

Southwest Airlines Co	30,900	499,344

The Goodyear Tire & Rubber Co	10,632	198,925

United Parcel Service Inc ‘B’	8,700	537,225

		7,602,340

Consumer Discretionary - 17.64%

99 Cents Only Stores*	16,100	412,965

AOL Time Warner Inc*	115,218	1,694,857

Apollo Group Inc ‘A’*	9,400	370,454

AutoZone Inc*	14,700	1,136,310

Bed Bath & Beyond Inc*	28,200	1,064,268

Best Buy Co Inc*	39,500	1,433,850

Big Lots Inc	20,900	411,312

CDW Computer Centers Inc*	7,800	365,118

Cendant Corp*	123,000	1,953,240

ChoicePoint Inc*	2,900	131,863

Cintas Corp	21,000	1,037,400

Circuit City Stores Inc	25,600	480,000

Clear Channel Communications Inc*	14,784	473,384

Coach Inc*	2,019	110,843

Columbia Sportswear Co*	11,500	367,988

Convergys Corp*	28,600	557,128

Cox Radio Inc ‘A’*	12,400	298,840

Darden Restaurants Inc	8,700	214,890

Dollar Tree Stores Inc*	7,100	279,811

EchoStar Communications Corp ‘A’*	69,900	1,297,344

Electronic Arts Inc*	55,100	3,639,355

Expedia Inc ‘A’*	4,200	249,018

Family Dollar Stores Inc	28,000	987,000

Federated Department Stores*	34,104	1,353,929

Fox Entertainment Group Inc ‘A’*	40,800	887,400

Harrah’s Entertainment Inc*	38,733	1,717,809

Home Depot Inc	116,712	4,286,832

Hotels.com ‘A’*	6,246	263,769

International Game Technology*	12,900	731,430

Jones Apparel Group Inc*	8,200	307,500

Kohl’s Corp*	27,900	1,955,232

Krispy Kreme Doughnuts Inc*	16,800	540,792

Lamar Advertising Co*	20,580	765,782

Limited Brands Inc	87,538	1,864,559

Lowe’s Cos Inc	201,700	9,157,180

Mandalay Resort Group*	3,100	85,467

Marriott International Inc ‘A’	19,900	757,195

Mattel Inc	85,261	1,797,302

Maytag Corp	13,700	584,305

MGM MIRAGE*	3,800	128,250

Michaels Stores Inc*	10,300	401,700

Newell Rubbermaid Inc	14,900	522,394

Office Depot Inc*	49,700	834,960

Omnicom Group Inc	5,400	247,320

Park Place Entertainment Corp*	51,800	530,950

RadioShack Corp	39,800	1,196,388

Reebok International Ltd*	46,600	1,374,700

Royal Caribbean Cruises Ltd	28,100	547,950

Sabre Holdings Corp*	6,800	243,440

Saks Inc*	10,000	128,400

Staples Inc*	52,900	1,042,130

Starbucks Corp*	168,600	$4,189,710

Starwood Hotels & Resorts Worldwide Inc	12,100	397,969

Target Corp	72,500	2,762,250

Tech Data Corp*	8,190	309,991

The Estee Lauder Cos Inc ‘A’	14,400	506,880

The Interpublic Group of Cos Inc	14,800	366,448

The Walt Disney Co	11,723	221,565

Tiffany & Co	11,900	418,880

TJX Cos Inc	153,900	3,017,979

USA Interactive*	16,241	380,851

Viacom Inc ‘B’*	159,742	7,087,753

Wal-Mart Stores Inc	306,900	16,882,569

Waste Management Inc	34,154	889,712

Wendy’s International Inc	14,000	557,620

Whirlpool Corp	3,829	250,263

Williams-Sonoma Inc*	31,900	978,054

Yum! Brands Inc*	47,348	1,384,929

		93,825,726

Consumer Staples - 9.18%

Adolph Coors Co ‘B’	1,370	85,351

Albertson’s Inc	10,653	324,490

Anheuser-Busch Cos Inc	103,100	5,155,000

Coca-Cola Enterprises Inc	40,500	894,240

Colgate-Palmolive Co	30,900	1,546,545

Kraft Foods Inc ‘A’	91,403	3,742,953

Kroger Co*	121,849	2,424,795

Pepsi Bottling Group Inc	82,400	2,537,920

PepsiCo Inc	149,319	7,197,176

Philip Morris Cos Inc	227,867	9,953,231

Procter & Gamble Co	42,201	3,768,549

RJ Reynolds Tobacco Holdings Inc	1,884	101,265

Safeway Inc*	19,465	568,183

SUPERVALU Inc	8,700	213,411

Sysco Corp	30,400	827,488

The Coca-Cola Co	122,335	6,850,760

Walgreen Co	53,500	2,066,705

Whole Foods Market Inc*	9,644	465,034

Winn-Dixie Stores Inc	6,900	107,571

		48,830,667

Diversified - 4.55%

Fortune Brands Inc	7,663	429,128

General Electric Co	763,000	22,165,150

Johnson Controls Inc	13,023	1,062,807

Schlumberger Ltd	11,298	525,357

		24,182,442

Energy - 1.10%

Apache Corp	17,724	1,018,775

BJ Services Co*	20,234	685,528

Burlington Resources Inc	16,600	630,800

Cooper Cameron Corp*	24,700	1,195,974

Devon Energy Corp	2,690	132,563

Noble Corp*	24,800	957,280

Smith International Inc*	18,200	1,241,058

		5,861,978

Financial Services - 16.11%

Affiliated Computer Services Inc ‘A’*	35,450	1,683,166

American International Group Inc	137,584	9,387,356

AmeriCredit Corp*	40,600	1,138,830

Arthur J. Gallagher & Co	7,500	259,875

Automatic Data Processing Inc	74,436	3,241,688

Bank of America Corp	13,400	942,824

Bank One Corp	15,172	583,819

BlackRock Inc*	1,050	46,515

Capital One Financial Corp	62,300	3,803,415

Charter One Financial Inc	32,200	1,107,036

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

CheckFree Corp*	6,500	$101,660

CIGNA Corp	2,360	229,911

Citigroup Inc	214,926	8,328,382

Countrywide Credit Industries Inc	1,400	67,550

DST Systems Inc*	15,800	722,218

Equifax Inc	13,200	356,400

Fannie Mae	7,403	545,971

Federated Investors Inc ‘B’	19,975	690,536

Fidelity National Financial Inc	3,830	121,028

Fifth Third Bancorp	21,200	1,412,980

First Tennessee National Corp	1,700	65,110

Fiserv Inc*	17,000	624,070

Freddie Mac	114,700	7,019,640

Golden West Financial Corp	15,100	1,038,578

Goldman Sachs Group Inc	9,200	674,820

GreenPoint Financial Corp	12,600	618,660

H&R Block Inc	11,771	543,232

Household International Inc	49,026	2,436,592

Investment Technology Group Inc*	7,934	259,442

Investors Financial Services Corp	19,400	650,676

Legg Mason Inc	11,300	557,542

Lehman Brothers Holdings Inc	21,200	1,325,424

M&T Bank Corp	11,200	960,512

MBNA Corp	62,500	2,066,875

Mellon Financial Corp	3,918	123,143

Merrill Lynch & Co Inc	45,800	1,854,900

MGIC Investment Corp	8,800	596,640

Moody’s Corp	6,068	301,883

Morgan Stanley Dean Witter & Co	43,739	1,884,276

Nasdaq-100 Index Tracking Stock*	31,600	824,444

National City Corp	38,300	1,273,475

North Fork Bancorp Inc	19,900	792,219

Northern Trust Corp	9,600	422,976

Radian Group Inc	13,600	664,360

SEI Investments Corp	22,400	631,008

SLM Corp	7,800	755,820

SouthTrust Corp	3,550	92,726

SPDR Trust Series 1	33,000	3,264,360

SunGard Data Systems Inc*	42,300	1,120,104

SunTrust Banks Inc	25,888	1,753,135

The Bank of New York Co Inc	76,500	2,581,875

The Bear Stearns Cos Inc	5,430	332,316

The BISYS Group Inc*	19,700	656,010

The Charles Schwab Corp	185,450	2,077,040

The PMI Group Inc	7,800	297,960

U.S. Bancorp	123,440	2,882,324

UnionBanCal Corp	6,700	313,895

United Rentals Inc*	5,600	122,080

Waddell & Reed Financial Inc ‘A’	10,500	240,660

Washington Mutual Inc	62,490	2,319,004

Wells Fargo & Co	50,500	2,528,030

Zions Bancorp	25,800	1,344,180

		85,663,176

Health Care - 21.19%

Abbott Laboratories	102,580	3,862,137

AdvancePCS*	22,000	526,680

Allergan Inc	38,800	2,589,900

AmerisourceBergen Corp	23,700	1,801,200

Amgen Inc*	82,600	3,459,288

Andrx Corp*	33,800	911,586

Apogent Technologies Inc*	26,800	551,276

Barr Laboratories Inc*	2,000	127,060

Bausch & Lomb Inc	1,600	54,160

Baxter International Inc	48,800	2,169,160

Biomet Inc	37,100	1,006,152

Bristol-Myers Squibb Co	22,297	573,033

Cardinal Health Inc	25,519	1,567,122

Caremark Rx Inc*	84,200	1,389,300

Cephalon Inc*	8,100	366,120

Cytyc Corp*	300	2,286

DaVita Inc*	11,306	269,083

Eli Lilly & Co	71,265	4,019,346

Express Scripts Inc ‘A’*	23,900	1,197,629

Forest Laboratories Inc*	13,951	987,731

Genzyme Corp-General Division*	23,200	446,368

Gilead Sciences Inc*	40,500	1,331,640

Guidant Corp*	38,400	1,160,832

HCA Inc	69,850	3,317,875

Health Management Associates Inc ‘A’*	36,400	733,460

Health Net Inc*	17,147	459,025

ICN Pharmaceuticals Inc	12,700	307,467

IDEC Pharmaceuticals Corp*	29,500	1,045,775

IDEXX Laboratories Inc*	14,400	371,376

Immunex Corp*	11,700	261,378

Johnson & Johnson	273,597	14,298,179

King Pharmaceuticals Inc*	52,200	1,161,450

Laboratory Corp of America Holdings*	28,000	1,278,200

MedImmune Inc*	98,600	2,603,040

Medtronic Inc	133,395	5,715,976

Merck & Co Inc	119,419	6,047,378

Millennium Pharmaceuticals Inc*	9,000	109,350

Mylan Laboratories Inc	9,590	300,646

Oxford Health Plans Inc*	26,646	1,237,973

Pfizer Inc	629,233	22,023,155

Pharmacia Corp	108,969	4,080,889

Quest Diagnostics Inc*	14,300	1,230,515

St. Jude Medical Inc*	7,300	539,105

Tenet Healthcare Corp*	10,300	736,965

UnitedHealth Group Inc	90,900	8,321,895

Universal Health Services Inc ‘B’*	10,100	494,900

Varian Medical Systems Inc*	3,800	154,090

Watson Pharmaceuticals Inc*	9,500	240,065

Wyeth	70,293	3,599,002

Zimmer Holdings Inc*	45,970	1,639,290

		112,677,508

Integrated Oils - 1.55%

Conoco Inc	26,774	744,317

Exxon Mobil Corp	78,692	3,220,077

GlobalSantaFe Corp	60,000	1,641,000

Murphy Oil Corp	10,100	833,250

Occidental Petroleum Corp	11,494	344,705

Phillips Petroleum Co	4,372	257,423

Unocal Corp	31,921	1,179,162

		8,219,934

Materials & Processing - 1.50%

Air Products & Chemicals Inc	7,730	390,133

Eastman Chemical Co	9,900	464,310

Ecolab Inc	27,600	1,275,948

Freeport-McMoRan Copper & Gold ‘B’*	90,200	1,610,070

Jacobs Engineering Group Inc*	4,900	170,422

Lubrizol Corp	7,600	254,600

Rohm & Haas Co	9,720	393,563

Sealed Air Corp*	1,500	60,405

Smurfit-Stone Container Corp*	84,052	1,296,082

United States Steel Corp	18,500	367,965

Weyerhaeuser Co	26,793	1,710,733

		7,994,231

Producer Durables - 3.26%

Agilent Technologies Inc*	71,900	1,700,435

Applied Materials Inc*	153,300	2,915,766

Brooks-PRI Automation Inc*	10,400	265,824

Dover Corp	5,900	206,500

Illinois Tool Works Inc	6,609	451,395

KLA-Tencor Corp*	58,200	2,560,218

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
PMT UPDATE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Lam Research Corp*	53,900	$969,122

Lexmark International Inc*	26,200	1,425,280

Lockheed Martin Corp	51,642	3,589,119

Northrop Grumman Corp	9,600	1,200,000

Novellus Systems Inc*	10,700	363,800

Rockwell Collins Inc	4,500	123,390

Teradyne Inc*	22,400	526,400

United Technologies Corp	14,394	977,353

W.W. Grainger Inc	1,700	85,170

		17,359,772

Technology - 17.96%

Adobe Systems Inc	15,700	447,450

Applied Biosystems Group-Applera Corp	5,900	114,991

Applied Micro Circuits Corp*	58,400	276,232

Avnet Inc	21,817	479,756

Broadcom Corp ‘A’*	50,300	882,262

Cadence Design Systems Inc*	7,700	124,124

Cisco Systems Inc*	777,808	10,850,422

Computer Sciences Corp*	21,627	1,033,771

Dell Computer Corp*	355,600	9,295,384

Electronic Data Systems Corp	14,266	529,982

EMC Corp MA*	131,100	989,805

Emulex Corp*	43,300	974,683

Extreme Networks Inc*	28,900	282,353

Fairchild Semiconductor Int’l Inc ‘A’*	2,490	60,507

General Dynamics Corp	7,300	776,355

Hewlett-Packard Co	126,575	1,934,066

IBM Corp	93,350	6,721,200

Integrated Device Technology Inc*	22,200	402,708

Intel Corp	725,127	13,248,070

Internet Security Systems Inc*	21,700	284,704

Intuit Inc*	15,300	760,716

L-3 Communications Holdings Inc*	16,900	912,600

Linear Technology Corp	21,400	672,602

LSI Logic Corp*	51,500	450,625

MatrixOne Inc*	1,700	10,217

Maxim Integrated Products Inc*	101,200	3,878,996

McDATA Corp ‘A’*	23,200	204,392

Mentor Graphics Corp*	3,621	51,491

Micrel Inc*	37,600	540,688

Microchip Technology Inc*	17,700	485,511

Microsoft Corp*	385,145	20,844,047

Motorola Inc	44,669	644,127

NetIQ Corp*	13,300	300,979

Network Associates Inc*	82,600	1,591,702

Oracle Corp*	240,434	2,276,910

PeopleSoft Inc*	25,100	373,488

PMC-Sierra Inc*	57,900	536,733

QLogic Corp*	32,400	1,234,440

QUALCOMM Inc*	48,300	1,327,767

Raytheon Co	23,799	969,809

RF Micro Devices Inc*	34,100	259,842

Rockwell Automation Inc	4,000	79,920

Scientific-Atlanta Inc	36,171	595,013

Semtech Corp*	19,300	515,310

Siebel Systems Inc*	28,428	404,246

Storage Technology Corp*	23,800	380,086

Sun Microsystems Inc*	137,600	689,376

Symantec Corp*	46,200	1,517,670

Texas Instruments Inc	94,200	2,232,540

TIBCO Software Inc*	600	3,336

Veritas Software Corp*	17,550	347,314

Xilinx Inc*	32,635	732,003

		95,533,321

Utilities - 2.32%

BellSouth Corp	25,650	807,975

CenturyTel Inc	25,700	758,150

Comcast Corp ‘A’*	65,200	1,527,636

Duke Energy Corp	22,800	709,080

Edison International*	22,100	375,700

Entergy Corp	29,000	1,230,760

Exelon Corp	13,400	700,820

FPL Group Inc	5,000	299,950

NiSource Inc	25,241	551,011

Pinnacle West Capital Corp	5,119	202,200

Progress Energy Inc	19,800	1,029,798

SBC Communications Inc	110,751	3,377,905

Sprint Corp-FON Group	30,165	320,051

Verizon Communications Inc	10,875	436,631

		12,327,667

Total Common Stocks (Cost $632,351,718)		520,078,762

FOREIGN COMMON STOCKS - 1.75%

Bermuda - 1.10%

Accenture Ltd ‘A’*	46,262	878,978

ACE Ltd	31,300	989,080

Marvell Technology Group Ltd*	18,000	358,020

Tyco International Ltd	189,710	2,562,982

XL Capital Ltd ‘A’	12,300	1,041,810

		5,830,870

Canada - 0.16%

Canadian National Railway Co	3,295	170,681

Celestica Inc*	13,500	306,585

Four Seasons Hotels Inc	7,600	356,440

		833,706

Finland - 0.12%

Nokia Corp ADR	43,700	632,776

France - 0.04%

Business Objects SA ADR*	8,400	236,040

Israel - 0.06%

Precise Software Solutions Ltd*	1,100	10,505

Teva Pharmaceutical Industries Ltd ADR	4,900	327,222

		337,727

Switzerland - 0.05%

Alcon Inc*	8,100	277,425

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

United Kingdom - 0.22%

AstraZeneca PLC ADR	13,000	$533,000

GlaxoSmithKline PLC ADR	4,600	198,444

Shire Pharmaceuticals Group PLC ADR*	18,000	464,580

		1,196,024

Total Foreign Common Stocks (Cost $12,986,955 )		9,344,568

TOTAL INVESTMENTS - 99.54% (Cost $645,338,673 )		529,423,330

OTHER ASSETS AND LIABILITIES, NET - 0.46%		2,420,204

NET ASSETS - 100.00%		$531,843,534

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 93.60%

Autos & Transportation - 8.12%

Continental Airlines Inc ‘B’*	136,000	$2,146,080

Dura Automotive Systems Inc*	172,500	3,579,375

Mesa Air Group Inc*	313,400	2,883,280

Pacer International Inc*	166,400	2,868,736

Tower Automotive Inc*	326,500	4,554,675

USFreightways Corp	81,000	3,067,470

Visteon Corp	494,500	7,021,900

		26,121,516

Consumer Discretionary - 24.86%

Argosy Gaming Co*	93,100	2,644,040

Barnes & Noble Inc*	138,900	3,671,127

Belo Corp ‘A’	69,400	1,569,134

Charlotte Russe Holding Inc*	180,980	4,041,283

Cost Plus Inc*	154,500	4,705,916

Cox Radio Inc ‘A’*	92,400	2,226,840

Emmis Communications Corp ‘A’*	263,600	5,585,684

Global Imaging Systems Inc*	213,400	4,052,466

Hasbro Inc	464,000	6,291,840

Heidrick & Struggles International Inc*	215,600	4,305,532

Korn/Ferry International*	173,300	1,577,030

KPMG Consulting Inc*	319,900	4,753,714

Learning Tree International Inc*	123,300	2,285,982

Manpower Inc	68,900	2,532,075

MAXIMUS Inc*	98,600	3,125,620

Park Place Entertainment Corp*	461,400	4,729,350

Regal Entertainment Group ‘A’*	30,000	699,600

Royal Caribbean Cruises Ltd	204,300	3,983,850

ServiceMaster Co	169,700	2,328,284

Sinclair Broadcast Group Inc ‘A’*	205,060	2,960,861

The Yankee Candle Co Inc*	108,200	2,931,138

Valassis Communications Inc*	31,300	1,142,450

Viad Corp	208,700	5,426,200

West Corp*	71,100	1,568,466

Young Broadcasting Inc ‘A’*	43,500	773,430

		79,911,912

Consumer Staples - 2.31%

Duane Reade Inc*	112,700	3,837,435

Interstate Bakeries Corp	124,600	3,598,448

		7,435,883

Diversified - 4.18%

Brunswick Corp	332,700	9,315,600

FMC Corp*	136,700	4,124,239

		13,439,839

Energy - 1.75%

Pioneer Natural Resources Co*	215,600	5,616,380

Financial Services - 13.65%

A.G. Edwards Inc	90,600	3,521,622

Arden Realty Inc	113,100	3,182,634

Astoria Financial Corp	90,400	2,897,320

Barra Inc*	58,100	2,160,158

Federated Investors Inc ‘B’	96,700	3,342,919

FelCor Lodging Trust Inc	203,700	3,737,895

Fidelity National Financial Inc	69,430	2,193,988

Interactive Data Corp*	72,400	1,054,144

New York Community Bancorp Inc	156,600	4,243,860

Odyssey Re Holdings Corp	107,800	1,874,642

Sovereign Bancorp Inc	444,700	6,648,265

Waddell & Reed Financial Inc ‘A’	308,100	7,061,652

Webster Financial Corp	51,800	1,980,832

		43,899,931

Health Care - 3.38%

Bio-Rad Laboratories Inc ‘A’*	40,600	1,847,706

C.R. Bard Inc	101,900	5,765,502

First Health Group Corp*	29,600	829,984

ICN Pharmaceuticals Inc	100,000	2,421,000

		10,864,192

Materials & Processing - 6.50%

AK Steel Holding Corp*	441,700	5,658,177

Cytec Industries Inc*	144,500	4,543,080

Ferro Corp	131,100	3,952,665

Insituform Technologies Inc ‘A’*	198,800	4,210,584

Steel Dynamics Inc*	154,613	2,546,476

		20,910,982

Producer Durables - 15.54%

Applied Films Corp*	180,300	2,031,981

BE Aerospace Inc*	191,553	2,524,669

Belden Inc	119,526	2,490,922

Briggs & Stratton Corp	94,800	3,634,632

Cognex Corp*	261,500	5,243,075

Credence Systems Corp*	320,500	5,695,285

Kennametal Inc	124,300	4,549,380

Mykrolis Corp*	358,500	4,233,885

Nanometrics Inc*	106,600	1,692,701

Pall Corp	174,300	3,616,725

Pentair Inc	67,300	3,235,784

Polycom Inc*	189,000	2,266,110

Teledyne Technologies Inc*	117,100	2,413,431

Thermo Electron Corp*	203,600	3,359,400

Triumph Group Inc*	66,700	2,974,820

		49,962,800

Technology - 9.92%

Avocent Corp*	206,600	3,289,072

Borland Software Corp*	237,300	2,444,190

Ceridian Corp*	230,900	4,382,482

HNC Software Inc*	137,600	2,297,920

Lattice Semiconductor Corp*	462,292	4,040,432

Merix Corp*	163,400	1,401,972

Network Associates Inc*	164,000	3,160,280

PerkinElmer Inc	284,900	3,148,145

RadiSys Corp*	170,800	1,986,404

SBS Technologies Inc*	189,400	2,319,961

Sipex Corp*	244,200	1,193,894

Talx Corp	118,000	2,237,280

		31,902,032

Utilities - 3.39%

Mediacom Communications Corp*	358,700	2,794,273

SCANA Corp	112,900	3,485,223

Sierra Pacific Resources	591,500	4,613,700

		10,893,196

Total Common Stocks (Cost $323,770,156)		300,958,663

FOREIGN COMMON STOCKS—6.39%

Bahamas - 0.80%

Teekay Shipping Corp	69,400	2,561,554

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Bermuda - 1.43%

IPC Holdings Ltd	77,500	$2,366,850

Orient-Express Hotels Ltd ‘A’*	131,100	2,245,743

		4,612,593

Canada - 1.97%

Four Seasons Hotels Inc	60,500	2,837,450

Zarlink Semiconductor Inc*	687,100	3,497,339

		6,334,789

Cayman Islands - 1.00%

Garmin Ltd*	145,600	3,210,480

Hong Kong - 1.19%

Tommy Hilfiger Corp*	267,100	3,824,872

Total Foreign Common Stocks (Cost $24,253,742)		20,544,288

TOTAL INVESTMENTS - 99.99% (Cost $348,023,898)		321,502,951

OTHER ASSETS AND LIABILITIES, NET - 0.01%		17,885

NET ASSETS - 100.00%		$321,520,836

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.72%

Autos & Transportation - 0.72%

Ford Motor Co Capital Trust II	128,900	$7,250,625

Total Convertible Preferred Stock (Cost $6,472,636 )		7,250,625

COMMON STOCKS - 87.14%

Consumer Discretionary - 10.79%

Costco Wholesale Corp*	287,300	11,095,526

Federated Department Stores*	459,100	18,226,270

General Motors Corp ‘H’*	618,700	6,434,480

Kimberly-Clark Corp	312,000	19,344,000

Liberty Media Corp ‘A’*	1,705,400	17,054,000

McDonald’s Corp	569,300	16,196,585

MGM MIRAGE*	215,953	7,288,414

The Gap Inc	944,700	13,414,740

		109,054,015

Consumer Staples - 5.41%

General Mills Inc	193,900	8,547,112

Philip Morris Cos Inc	366,800	16,021,824

RJ Reynolds Tobacco Holdings Inc	235,500	12,658,125

Safeway Inc*	596,900	17,423,511

		54,650,572

Diversified - 1.44%

Honeywell International Inc	413,600	14,571,128

Energy - 3.51%

Anadarko Petroleum Corp	74,700	3,682,710

Burlington Resources Inc	370,600	14,082,800

El Paso Corp	817,000	16,838,370

Williams Cos Inc	135,428	811,214

		35,415,094

Financial Services - 26.95%

American Express Co	406,100	14,749,552

American International Group Inc	234,700	16,013,581

Bank of America Corp	202,200	14,226,792

Equity Office Properties Trust	382,900	11,525,290

FleetBoston Financial Corp	469,500	15,188,325

Freddie Mac	216,700	13,262,040

Goldman Sachs Group Inc	209,900	15,396,165

Household International Inc	286,900	14,258,930

JP Morgan Chase & Co	411,200	13,947,904

MBNA Corp	412,100	13,628,147

Merrill Lynch & Co Inc	436,800	17,690,400

Morgan Stanley Dean Witter & Co	322,700	13,901,916

The Bank of New York Co Inc	413,100	13,942,125

U.S. Bancorp	806,100	18,822,435

Wachovia Corp	438,300	16,734,294

Waddell & Reed Financial Inc ‘A’	777,600	17,822,592

Washington Mutual Inc	378,800	14,057,268

Wells Fargo & Co	342,200	17,130,532

		272,298,288

Health Care - 7.96%

Eli Lilly & Co	113,800	6,418,320

HCA Inc	327,500	15,556,250

Merck & Co Inc	128,300	6,497,112

Pfizer Inc	412,900	14,451,500

Pharmacia Corp	473,500	17,732,575

Schering-Plough Corp	802,700	19,746,420

		80,402,177

Integrated Oils - 3.48%

Conoco Inc	495,600	13,777,680

Marathon Oil Corp	354,700	9,619,464

Transocean Inc	377,900	11,771,585

		35,168,729

Materials & Processing - 5.09%

Alcoa Inc	618,600	20,506,590

International Paper Co	410,800	17,902,664

The Dow Chemical Co	379,300	13,040,334

		51,449,588

Producer Durables - 1.14%

United Technologies Corp	169,400	11,502,260

Technology - 12.45%

3Com Corp*	1,019,800	4,487,120

Agere Systems Inc ‘A’*	38,767	54,274

Agere Systems Inc ‘B’*	951,474	1,427,211

Computer Associates International Inc	203,700	3,236,793

Comverse Technology Inc*	1,282,100	11,872,246

Dell Computer Corp*	525,800	13,744,412

Genuity Inc ‘A’*	38,220	145,236

Hewlett-Packard Co	1,216,600	18,589,648

IBM Corp	111,100	7,999,200

Intel Corp	121,400	2,217,978

Lucent Technologies Inc*	6,286,700	10,435,922

Motorola Inc	1,074,900	15,500,058

National Semiconductor Corp*	296,900	8,660,573

Solectron Corp*	1,807,700	11,117,355

Sun Microsystems Inc*	3,242,700	16,245,927

		125,733,953

Utilities - 8.92%

American Electric Power Co Inc	339,900	13,602,798

AT&T Corp	1,472,300	15,753,610

AT&T Wireless Services Inc*	2,522,500	14,756,625

Qwest Communications Int’l Inc*	1,022,600	2,863,280

SBC Communications Inc	266,000	8,113,000

Sprint Corp-FON Group	1,113,300	11,812,113

Verizon Communications Inc	579,000	23,246,850

		90,148,276

Total Common Stocks (Cost $ 1,042,656,326)		880,394,080

FOREIGN PREFERRED STOCK - 1.59%

Australia - 1.59%

News Corp Ltd ADR	815,200	16,100,200

Total Foreign Preferred Stock (Cost $23,709,147)		16,100,200

FOREIGN COMMON STOCKS - 9.91%

Bermuda - 1.62%

XL Capital Ltd ‘A’	193,000	16,347,100

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2002 (Unaudited)

	Shares	Value

Canada - 2.25%

Canadian National Railway Co	165,500	$8,572,900

Manulife Financial Corp	495,100	14,159,860

		22,732,760

Finland - 1.91%

Nokia Corp ADR	1,335,700	19,340,936

France - 1.55%

TotalFinaElf SA ADR	193,000	15,613,700

Netherlands - 1.17%

Royal Dutch Petroleum Co ‘NY’	213,900	11,822,253

Switzerland - 1.41%

Novartis AG ADR	325,600	14,271,048

Total Foreign Common Stocks (Cost $97,123,672)		100,127,797

	Principal Amount

SHORT-TERM INVESTMENT - 0.74%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.74%

State Street Bank and Trust Co 1.880% due 07/01/02 (Dated 06/28/02, repurchase price of $7,447,167; collateralized by U.S. Treasury Bonds—market value $7,595,100 and due 08/15/23)	$7,446,000	7,446,000

Total Securities Held Under Repurchase Agreement		7,446,000

Total Short-Term Investment (Cost $7,446,000)		7,446,000

TOTAL INVESTMENTS - 100.10% (Cost $1,177,407,781)		1,011,318,702

OTHER ASSETS AND LIABILITIES, NET - (0.10%)		(960,544)

NET ASSETS - 100.00%		$1,010,358,158

Explanation of Symbols for Schedules of Investments

~	Securities purchased in a private placement transaction; resale to the public may require registration.
#	Securities purchased on a when-issued or delayed delivery basis.
+	Securities are valued under procedures established by the Board of Trustees.
*	Non-income producing securities.
**	Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of June 30, 2002.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
v	Securities with their principal amount adjusted for inflation.
++	Variable rate securities. The rate listed is as of June 30, 2002.
##	Securities are in default.

See Notes to Financial Statements	See explanation of symbols on B-96

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (Unaudited)
(In thousands, except per share amounts)

	Blue Chip Portfolio	Aggressive Growth Portfolio	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio	Health Sciences Portfolio

ASSETS

Investments, at value	$543,765	$51,229	$180,523	$222,520	$542,068	$502,980	$40,889	$72,227	$85,449
Collateral held for securities loaned, at fair value	3,090	12,276	18,326	11,166	85,657	93,986	4,002	1,736	997
Cash	–	1	439	1	1	5	–	1	1
Foreign currency held, at value	–	–	3,932	–	–	207	–	–	–
Receivables:
Dividends and interest	290	7	561	189	343	1,029	2	81	19
Fund shares sold	686	1	1	10	121	297	4	36	71
Securities sold	2,250	113	172	308	762	1,796	2,063	773	–
Other	–	–	–	–	–	–	–	3	–
Forward foreign currency contracts appreciation	–	–	–	–	–	6,182	–	–	–

Total Assets	550,081	63,627	203,954	234,194	628,952	606,482	46,960	74,857	86,537

LIABILITIES

Payable upon return of securities loaned	3,090	12,276	18,326	11,166	85,657	93,986	4,002	1,736	997
Payables:
Fund shares redeemed	15	70	794	906	197	3,346	21	–	9
Securities purchased	477	–	1,965	871	2,795	1,378	818	46	440
Due to custodian	13	–	–	–	–	–	–	–	–
Accrued advisory fees	434	43	171	169	296	431	53	69	80
Accrued custodian and portfolio accounting fees	30	14	86	15	39	99	3	11	6
Accrued deferred trustee compensation	2	1	1	1	2	2	–	–	–
Accrued other	26	4	20	11	31	28	2	10	5
Forward foreign currency contracts depreciation	–	–	–	–	–	4,195	–	4	–
Variation margin	10	–	–	–	–	–	–	–	–

Total Liabilities	4,097	12,408	21,363	13,139	89,017	103,465	4,899	1,876	1,537

NET ASSETS	$545,984	$51,219	$182,591	$221,055	$539,935	$503,017	$42,061	$72,981	$85,000

NET ASSETS CONSIST OF:

Paid-in capital	$712,335	$67,046	$260,659	$268,927	$759,711	$662,262	$155,111	$78,047	$96,303
Accumulated undistributed net investment income (loss)	29	(8)	471	272	753	1,423	8	80	(8)
Accumulated undistributed net realized loss	(75,556)	(14,242)	(77,001)	(7,305)	(108,149)	(67,990)	(77,167)	(3,922)	(8,627)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(90,824)	(1,577)	(1,538)	(40,839)	(112,380)	(92,678)	(35,891)	(1,224)	(2,668)

NET ASSETS	$545,984	$51,219	$182,591	$221,055	$539,935	$503,017	$42,061	$72,981	$85,000

Shares of beneficial interest outstanding of $.001 par value	80,791	7,145	28,494	25,114	33,733	82,758	14,720	8,218	10,713

Net Asset Value Per Share	$6.76	$7.17	$6.41	$8.80	$16.01	$6.08	$2.86	$8.88	$7.93

Investments, at cost	$634,779	$52,805	$182,064	$263,360	$654,448	$599,008	$76,780	$73,450	$88,117
Securities on loan, at value	2,812	11,869	17,570	10,862	82,656	91,252	3,819	1,694	974
Foreign currency held, at cost	–	–	3,919	–	–	208	–	–	–

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2002 (Unaudited)
(In thousands, except per share amounts)

	Technology Portfolio	Telecom- munications Portfolio	Multi- Strategy Portfolio	Large-Cap Core Portfolio (1)	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio

ASSETS

Investments, at value	$39,040	$11,217	$762,440	$977,394	$96,263	$1,663,088	$47,993	$860,379	$1,193,211
Collateral held for securities loaned, at fair value	1,676	2,759	–	6,257	1,419	141,738	794	56,609	233,737
Cash	–	29	–	–	–	–	–	–	1,643
Foreign currency held, at value	–	–	–	–	–	–	–	–	1,829
Receivables:
Dividends and interest	2	8	2,723	1,324	71	511	16	349	2,682
Fund shares sold	55	17	348	41	–	713	18	83	1,366
Securities sold	1,124	155	93,544	4,367	–	49,796	666	19,033	–
Forward foreign currency contracts appreciation	–	–	–	–	–	699	–	–	–
Variation margin	–	–	2	–	–	–	–	–	–

Total Assets	41,897	14,185	859,057	989,383	97,753	1,856,545	49,487	936,453	1,434,468

LIABILITIES

Payable upon return of securities loaned	1,676	2,759	–	6,257	1,419	141,738	794	56,609	233,737
Payables:
Fund shares redeemed	16	–	1,940	823	2,278	2,382	2	876	42,773
Securities purchased	1,688	99	187,872	2,559	1,529	17,656	497	5,930	–
Due to custodian	–	–	78	–	348	–	–	9,574	–
Accrued advisory fees	37	11	370	548	79	1,102	39	622	781
Accrued custodian and portfolio accounting fees	6	4	58	58	11	105	9	49	175
Accrued deferred trustee compensation	–	–	3	5	1	8	–	4	5
Accrued other	5	–	46	52	17	91	7	47	52
Outstanding options written, at value	50	16	–	–	–	–	–	–	–
Forward foreign currency contracts depreciation	–	–	–	–	–	2,470	–	–	–

Total Liabilities	3,478	2,889	190,367	10,302	5,682	165,552	1,348	73,711	277,523

NET ASSETS	$38,419	$11,296	$668,690	$979,081	$92,071	$1,690,993	$48,139	$862,742	$1,156,945

NET ASSETS CONSIST OF:

Paid-in capital	$68,217	$29,667	$775,917	$1,370,849	$111,267	$3,407,678	$75,252	$852,104	$1,385,613
Accumulated undistributed net investment income (loss)	(8)	(9)	3,932	2,824	102	–	7	1,591	12,556
Accumulated undistributed net realized gain (loss)	(16,555)	(13,415)	(22,991)	(112,313)	(15,802)	(1,355,679)	(25,737)	13,724	(101,701)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(13,235)	(4,947)	(88,168)	(282,279)	(3,496)	(361,006)	(1,383)	(4,677)	(139,523)

NET ASSETS	$38,419	$11,296	$668,690	$979,081	$92,071	$1,690,993	$48,139	$862,742	$1,156,945

Shares of beneficial interest outstanding of $.001 par value	9,836	3,753	50,781	57,406	11,408	118,688	8,253	67,248	93,498

Net Asset Value Per Share	$3.91	$3.01	$13.17	$17.06	$8.07	$14.25	$5.83	$12.83	$12.37

Investments, at cost	$52,276	$16,158	$850,604	$1,259,672	$99,759	$2,024,670	$49,376	$865,056	$1,332,951
Securities on loan, at value	1,622	2,633	–	5,586	1,293	137,746	752	55,108	222,368
Foreign currency held, at cost	–	–	–	–	–	–	–	–	1,782

(1) Formerly named Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2002 (Unaudited)
(In thousands, except per share amounts)

	Capital Opportunities Portfolio	Mid-Cap Growth Portfolio	Global Growth Portfolio	Equity Index Portfolio	Small-Cap Index Portfolio	Real Estate Portfolio (1)	Inflation Managed Portfolio	Managed Bond Portfolio	Money Market Portfolio

ASSETS

Investments, at value	$145,287	$95,459	$31,963	$1,704,705	$338,435	$369,874	$1,606,079	$3,224,993	$1,657,825
Collateral held for securities loaned, at fair value	2,188	12,114	4,038	45,127	49,278	35,679	10,044	15,767	–
Cash (2)	–	–	5	5,146	2,660	1	1	22,521	1
Foreign currency held, at value (3)	–	–	67	–	–	–	493	3,518	–
Receivables:
Dividends and interest	153	14	58	2,010	350	2,074	8,228	24,478	881
Fund shares sold	35	774	4	147	754	780	1,188	3,201	28,229
Securities sold	948	2,620	657	281	87,466	571	–	343,426	–
Other	–	–	1	–	–	–	–	396	–
Forward foreign currency contracts appreciation	–	–	–	–	–	–	14	6,177	–
Interest rate swaps appreciation	–	–	–	–	–	–	–	1,378	–
Variation margin	–	–	–	–	11	–	–	–	–

Total Assets	148,611	110,981	36,793	1,757,416	478,954	408,979	1,626,047	3,645,855	1,686,936

LIABILITIES

Payable upon return of securities loaned	2,188	12,114	4,038	45,127	49,278	35,679	10,044	15,767	–
Payables:
Fund shares redeemed	51	–	235	1,526	29	3	177	20	1,539
Securities purchased	1,733	10,705	447	254	91,093	6,485	734,816	1,204,857	–
Due to custodian	–	58	–	–	–	–	–	–	–
Accrued advisory fees	99	71	29	364	141	311	406	1,182	445
Accrued custodian and portfolio accounting fees	10	15	29	95	34	17	34	163	107
Accrued deferred trustee compensation	1	–	–	8	1	1	3	10	6
Accrued other	10	10	2	84	12	14	2,842	6,474	107
Outstanding options written, at value	–	–	–	–	–	–	–	7,315	–
Forward foreign currency contracts depreciation	–	–	1	–	–	–	1,513	1,141	–
Interest rate swaps depreciation	–	–	–	–	–	–	1,327	–	–
Variation margin	–	–	–	6	–	–	–	573	–

Total Liabilities	4,092	22,973	4,781	47,464	140,588	42,510	751,162	1,237,502	2,204

NET ASSETS	$144,519	$88,008	$32,012	$1,709,952	$338,366	$366,469	$874,885	$2,408,353	$1,684,732

NET ASSETS CONSIST OF:

Paid-in capital	$199,427	$149,724	$37,602	$1,958,974	$374,871	$320,406	$832,838	$2,375,748	$1,684,561
Accumulated undistributed net investment income (loss)	89	(8)	3	6,071	968	6,017	1,999	16,016	171
Accumulated undistributed net realized gain (loss)	(25,078)	(24,584)	(4,312)	(19,368)	(11,925)	2,310	33,159	28,428	–
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(29,919)	(37,124)	(1,281)	(235,725)	(25,548)	37,736	6,889	(11,839)	–

NET ASSETS	$144,519	$88,008	$32,012	$1,709,952	$338,366	$366,469	$874,885	$2,408,353	$1,684,732

Shares of beneficial interest outstanding of $.001 par value	21,154	17,998	4,124	72,425	34,577	26,528	78,087	217,275	166,975

Net Asset Value Per Share	$6.83	$4.89	$7.76	$23.61	$9.79	$13.81	$11.20	$11.08	$10.09

Investments, at cost	$175,207	$132,583	$33,245	$1,939,855	$363,990	$332,138	$1,597,761	$3,236,717	$1,657,825
Securities on loan, at value	2,124	11,480	3,899	42,413	46,533	34,501	9,767	15,262	–
Foreign currency held, at cost	–	–	67	–	–	–	469	3,385	–

(1) Formerly named REIT Portfolio.
(2) Includes margin deposits segregated for futures contracts in the Equity Index and Small-Cap Index Portfolios of $5,145 and $2,660, respectively.
(3) The total value and cost of foreign currency held by the Capital Opportunities Portfolio in full dollars as of June 30, 2002 were less than $500.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2002 (Unaudited)
(In thousands, except per share amounts)

	High Yield Bond Portfolio	Equity Income Portfolio	Research Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

ASSETS

Investments, at value	$440,845	$84,859	$15,009	$529,423	$321,503	$1,011,319
Collateral held for securities loaned, at fair value	58,926	12,515	3,941	18,063	40,321	49,964
Cash	–	1	–	–	–	–
Receivables:
Dividends and interest	11,927	159	17	499	140	1,751
Fund shares sold	412	336	2	1,036	26	699
Securities sold	7,440	1,787	172	7,759	5,005	4,515
Other	44	–	–	–	–	–

Total Assets	519,594	99,657	19,141	556,780	366,995	1,068,248

LIABILITIES

Payable upon return of securities loaned	58,926	12,515	3,941	18,063	40,321	49,964
Payables:
Fund shares redeemed	25	336	–	756	169	63
Securities purchased	6,465	2,192	142	4,160	1,614	6,970
Due to custodian	–	–	–	1,536	3,123	19
Accrued advisory fees	237	68	13	300	219	729
Accrued custodian and portfolio accounting fees	46	13	2	80	17	70
Accrued deferred trustee compensation	2	–	–	3	1	4
Accrued other	37	3	2	38	10	71

Total Liabilities	65,738	15,127	4,100	24,936	45,474	57,890

NET ASSETS	$453,856	$84,530	$15,041	$531,844	$321,521	$1,010,358

NET ASSETS CONSIST OF:

Paid-in capital	$630,613	$89,402	$17,429	$965,356	$450,728	$1,205,654
Accumulated undistributed net investment income	470	297	21	751	–	3,407
Accumulated undistributed net realized gain (loss)	(120,741)	150	(299)	(318,348)	(102,686)	(32,614)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(56,486)	(5,319)	(2,110)	(115,915)	(26,521)	(166,089)

NET ASSETS	$453,856	$84,530	$15,041	$531,844	$321,521	$1,010,358

Shares of beneficial interest outstanding of $.001 par value	69,567	8,737	1,754	33,189	37,252	98,924

Net Asset Value Per Share	$6.52	$9.68	$8.57	$16.02	$8.63	$10.21

Investments, at cost	$497,331	$90,179	$17,119	$645,339	$348,024	$1,177,408
Securities on loan, at value	57,281	12,163	3,802	17,400	38,992	47,433

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	Blue Chip Portfolio	Aggressive Growth Portfolio	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio	Health Sciences Portfolio

INVESTMENT INCOME

Dividends, net of foreign taxes withheld	$2,582	$73	$1,744	$1,314	$2,119	$5,034	$5	$506	$287

Interest	266	45	37	61	545	232	9	25	27

Securities lending	20	19	72	35	207	243	22	7	8

Other	–	–	–	–	–	4	–	–	–

Total Investment Income	2,868	137	1,853	1,410	2,871	5,513	36	538	322

EXPENSES

Advisory fees	2,637	417	1,009	1,060	1,855	2,717	412	405	488

Custodian fees and expenses	16	23	139	10	19	136	3	13	8

Portfolio accounting fees	48	9	27	21	50	53	6	7	8

Printing expenses	21	3	7	9	21	19	2	3	4

Postage and mailing expenses	12	2	4	5	12	11	1	2	2

Distribution expenses	38	11	–	23	13	–	–	15	20

Legal fees	8	1	3	3	9	8	1	1	1

Trustees’ fees and expenses	6	1	2	3	6	6	1	1	1

Interest expense	1	–	4	2	1	1	–	–	–

Other	14	1	7	3	10	8	1	2	4

Total Expenses	2,801	468	1,202	1,139	1,996	2,959	427	449	536

Custodian Credits	–	–	(1)	–	–	–	–	–	–

Recaptured Distribution Expenses	(38)	(11)	–	(23)	(13)	–	–	(15)	(20)

Recoupment of Adviser’s Reimbursement	–	2	–	–	–	–	–	10	4

Net Expenses	2,763	459	1,201	1,116	1,983	2,959	427	444	520

NET INVESTMENT INCOME (LOSS)	105	(322)	652	294	888	2,554	(391)	94	(198)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) from security transactions	(42,627)	(2,949)	(6,778)	(3,076)	3,030	(31,741)	(22,722)	(1,061)	(6,532)

Net realized loss from futures contracts and written option transactions	(1,575)	–	–	–	–	–	–	–	–

Net realized foreign exchange gain (loss)	–	–	2	–	–	3,471	–	(5)	(13)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(44,202)	(2,949)	(6,776)	(3,076)	3,030	(28,270)	(22,722)	(1,066)	(6,545)

Net unrealized appreciation (depreciation) on investments	(60,889)	(2,688)	13,090	(43,019)	(53,084)	12,308	(2,566)	(2,542)	(6,685)

Net unrealized appreciation on futures contracts and written options	236	–	–	–	–	–	–	–	–

Net unrealized foreign exchange gain (loss)	–	–	75	–	–	(1,261)	–	(1)	–

Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(60,653)	(2,688)	13,165	(43,019)	(53,084)	11,047	(2,566)	(2,543)	(6,685)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(104,855)	(5,637)	6,389	(46,095)	(50,054)	(17,223)	(25,288)	(3,609)	(13,230)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($104,750)	($5,959)	$7,041	($45,801)	($49,166)	($14,669)	($25,679)	($3,515)	($13,428)

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	Technology Portfolio	Telecom- munications Portfolio	Multi- Strategy Portfolio	Large-Cap Core Portfolio (1)	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio

INVESTMENT INCOME

Dividends, net of foreign taxes withheld	$21	$64	$2,893	$7,712	$452	$7,373	$130	$5,863	$17,241

Interest	25	15	6,906	132	128	1,864	71	292	266

Securities lending	15	8	10	68	16	418	14	79	807

Other	–	–	10	16	–	6	–	2	–

Total Investment Income	61	87	9,819	7,928	596	9,661	215	6,236	18,314

EXPENSES

Advisory fees	258	78	2,373	3,783	452	7,607	266	3,804	4,838

Custodian fees and expenses	9	10	20	16	10	42	10	18	241

Portfolio accounting fees	5	2	72	103	9	179	6	76	103

Printing expenses	2	1	28	43	4	75	2	33	43

Postage and mailing expenses	1	–	16	25	2	43	1	19	24

Distribution expenses	–	–	27	66	–	800	–	323	–

Legal fees	1	–	11	17	1	29	1	13	17

Trustees’ fees and expenses	1	–	8	13	1	23	1	10	12

Interest expense	–	–	2	2	–	4	–	2	2

Other	2	1	13	18	3	27	2	20	13

Total Expenses	279	92	2,570	4,086	482	8,829	289	4,318	5,293

Custodian Credits	–	–	–	–	–	–	–	(4)	–

Recaptured Distribution Expenses	–	–	(27)	(66)	–	(800)	–	(323)	–

Adviser Expense Reimbursement	–	(6)	–	–	–	–	–	–	–

Recoupment of Adviser’s Reimbursement	3	–	–	–	18	–	6	–	–

Net Expenses	282	86	2,543	4,020	500	8,029	295	3,991	5,293

NET INVESTMENT INCOME (LOSS)	(221)	1	7,276	3,908	96	1,632	(80)	2,245	13,021

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) from security transactions	(8,731)	(7,336)	(12,629)	(59,522)	(3,699)	(292,763)	(1,487)	21,007	(45,811)

Net realized gain from futures contracts and written option transactions	284	17	286	–	–	–	–	–	–

Net realized foreign exchange gain (loss)	–	(2)	–	–	–	(596)	(1)	–	122

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8,447)	(7,321)	(12,343)	(59,522)	(3,699)	(293,359)	(1,488)	21,007	(45,689)

Net unrealized appreciation (depreciation) on investments	(10,327)	(888)	(68,712)	(177,956)	(5,536)	(215,568)	(9,244)	(62,648)	69,372

Net unrealized appreciation (depreciation) on futures contracts and written options	1	(5)	(39)	–	–	–	–	–	–

Net unrealized foreign exchange gain (loss)	–	–	–	–	–	(2,348)	–	–	334

Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(10,326)	(893)	(68,751)	(177,956)	(5,536)	(217,916)	(9,244)	(62,648)	69,706

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(18,773)	(8,214)	(81,094)	(237,478)	(9,235)	(511,275)	(10,732)	(41,641)	24,017

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($18,994)	($8,213)	($73,818)	($233,570)	($9,139)	($509,643)	($10,812)	($39,396)	$37,038

(1) Formerly named Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	Capital Opportunities Portfolio	Mid-Cap Growth Portfolio	Global Growth Portfolio	Equity Index Portfolio	Small-Cap Index Portfolio	Real Estate Portfolio (1)	Inflation Managed Portfolio	Managed Bond Portfolio	Money Market Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$641	$83	$235	$13,493	$1,703	$7,588	$–	$–	$–
Interest	136	99	22	272	97	58	8,405	60,596	15,244
Securities lending	13	21	11	54	81	10	7	194	–
Other	–	–	–	56	2	–	232	1,243	–

Total Investment Income	790	203	268	13,875	1,883	7,656	8,644	62,033	15,244

EXPENSES
Advisory fees	624	469	164	2,396	671	1,575	2,096	7,129	2,659
Custodian fees and expenses	18	20	78	26	40	10	22	66	26
Portfolio accounting fees	14	10	9	169	22	24	65	236	142
Printing expenses	6	4	1	71	10	11	28	92	60
Postage and mailing expenses	3	2	1	41	6	6	16	53	35
Distribution expenses	13	28	1	–	–	–	–	–	–
Legal fees	2	2	–	28	4	4	11	36	24
Trustees’ fees and expenses	2	1	–	21	3	3	8	26	18
Interest expense	–	–	–	4	–	1	1	5	3
Other	5	5	1	23	1	5	15	49	37

Total Expenses	687	541	255	2,779	757	1,639	2,262	7,692	3,004
Custodian Credits	–	–	–	–	–	–	–	(4)	(2)
Recaptured Distribution Expenses	(13)	(28)	(1)	–	–	–	–	–	–
Adviser Expense Reimbursement	–	–	(15)	–	–	–	–	–	–
Recoupment of Adviser’s Reimbursement	12	8	–	–	–	–	–	–	–

Net Expenses	686	521	239	2,779	757	1,639	2,262	7,688	3,002

NET INVESTMENT INCOME (LOSS)	104	(318)	29	11,096	1,126	6,017	6,382	54,345	12,242

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions	(3,852)	(21,098)	(1,237)	(11,655)	(7,064)	2,895	28,110	43,031	–
Net realized gain (loss) from futures contracts and written option transactions	–	–	–	(4,061)	(1,642)	–	306	15,085	–
Net realized foreign exchange gain (loss)	(6)	–	(14)	–	–	–	(75)	6,140	–

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3,858)	(21,098)	(1,251)	(15,716)	(8,706)	2,895	28,341	64,256	–

Net unrealized appreciation (depreciation) on investments	(29,125)	(31,087)	(1,433)	(261,355)	(16,198)	21,132	15,193	(37,682)	–
Net unrealized appreciation (depreciation) on futures contracts and written options	–	–	–	(1,007)	(174)	–	(99)	2,813	–
Net unrealized foreign exchange gain (loss)	–	–	2	–	–	–	(1,729)	(938)	–

Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(29,125)	(31,087)	(1,431)	(262,362)	(16,372)	21,132	13,365	(35,807)	–

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(32,983)	(52,185)	(2,682)	(278,078)	(25,078)	24,027	41,706	28,449	–

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($32,879)	($52,503)	($2,653)	($266,982)	($23,952)	$30,044	$48,088	$82,794	$12,242

(1) Formerly named REIT Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	High Yield Bond Portfolio	Equity Income Portfolio (1)	Research Portfolio (1)	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$533	$494	$99	$3,411	$965	$8,539
Interest	23,067	33	4	41	92	600
Securities lending	141	6	3	33	122	103
Other	107	–	–	1	–	–

Total Investment Income	23,848	533	106	3,486	1,179	9,242

EXPENSES
Advisory fees	1,473	214	77	2,073	1,260	4,560
Custodian fees and expenses	14	63	16	67	20	17
Portfolio accounting fees	52	3	2	57	27	92
Printing expenses	18	2	1	24	12	40
Postage and mailing expenses	11	1	1	13	7	23
Distribution expenses	–	–	–	99	168	58
Legal fees	7	1	–	9	5	16
Trustees’ fees and expenses	6	–	–	7	3	12
Interest expense	1	–	–	7	4	2
Organization expenses	–	11	11	–	–	–
Other	14	1	1	3	2	23

Total Expenses	1,596	296	109	2,359	1,508	4,843
Custodian Credits	(1)	–	–	–	–	(1)
Recaptured Distribution Expenses	–	–	–	(99)	(168)	(58)
Adviser Expense Reimbursement	–	(60)	(24)	–	–	–

Net Expenses	1,595	236	85	2,260	1,340	4,784

NET INVESTMENT INCOME (LOSS)	22,253	297	21	1,226	(161)	4,458

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions	(22,546)	150	(299)	(49,453)	20,948	(10,264)
Net realized gain (loss) from futures contracts and written option transactions	–	–	–	–	–	–
Net realized foreign exchange gain (loss)	–	–	–	–	–	–

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(22,546)	150	(299)	(49,453)	20,948	(10,264)

Net unrealized depreciation on investments	(15,874)	(5,319)	(2,110)	(62,308)	(43,971)	(141,654)
Net unrealized appreciation (depreciation) on futures contracts and written options	–	–	–	–	–	–
Net unrealized foreign exchange gain (loss)	–	–	–	–	–	–

Net Unrealized Loss on Investments and Foreign Currency Transactions	(15,874)	(5,319)	(2,110)	(62,308)	(43,971)	(141,654)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(38,420)	(5,169)	(2,409)	(111,761)	(23,023)	(151,918)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($16,167)	($4,872)	($2,388)	($110,535)	($23,184)	($147,460)

(1) Operations commenced on January 2, 2002.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	Blue Chip Portfolio	Aggressive Growth Portfolio	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio	Health Sciences Portfolio

OPERATIONS

Net investment income (loss)	$105	($322)	$652	$294	$888	$2,554	($391)	$94	($198)

Net realized gain (loss) on investments and foreign currency transactions	(44,202)	(2,949)	(6,776)	(3,076)	3,030	(28,270)	(22,722)	(1,066)	(6,545)

Net unrealized gain (loss) on investments and foreign currency transactions	(60,653)	(2,688)	13,165	(43,019)	(53,084)	11,047	(2,566)	(2,543)	(6,685)

Net Increase (Decrease) in Net Assets Resulting from Operations	(104,750)	(5,959)	7,041	(45,801)	(49,166)	(14,669)	(25,679)	(3,515)	(13,428)

Net Equalization Credits	325	–	214	96	127	325	–	39	–

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(63)	–	(861)	(75)	(452)	(3,976)	–	(1)	–

Net realized gains	–	–	–	–	–	–	–	–	–

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(63)	–	(861)	(75)	(452)	(3,976)	–	(1)	–

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	135,051	48,323	99,632	51,059	159,366	426,449	19,183	26,797	24,342

Dividend reinvestments	63	–	850	75	450	3,976	–	1	–

Cost of shares repurchased	(15,663)	(80,665)	(87,435)	(26,947)	(133,488)	(413,875)	(25,737)	(12,308)	(12,825)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	119,451	(32,342)	13,047	24,187	26,328	16,550	(6,554)	14,490	11,517

NET INCREASE (DECREASE) IN NET ASSETS	14,963	(38,301)	19,441	(21,593)	(23,163)	(1,770)	(32,233)	11,013	(1,911)

NET ASSETS

Beginning of Period	531,021	89,520	163,150	242,648	563,098	504,787	74,294	61,968	86,911

End of Period	$545,984	$51,219	$182,591	$221,055	$539,935	$503,017	$42,061	$72,981	$85,000

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	Technology Portfolio	Telecom- munications Portfolio	Multi- Strategy Portfolio	Large-Cap Core Portfolio (1)	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio

OPERATIONS

Net investment income (loss)	($221)	$1	$7,276	$3,908	$96	$1,632	($80)	$2,245	$13,021

Net realized gain (loss) on investments and foreign currency transactions	(8,447)	(7,321)	(12,343)	(59,522)	(3,699)	(293,359)	(1,488)	21,007	(45,689)

Net unrealized gain (loss) on investments and foreign currency transactions	(10,326)	(893)	(68,751)	(177,956)	(5,536)	(217,916)	(9,244)	(62,648)	69,706

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,994)	(8,213)	(73,818)	(233,570)	(9,139)	(509,643)	(10,812)	(39,396)	37,038

Net Equalization Credits (Debits)	–	5	(123)	(397)	50	(410)	5	631	(321)

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	–	(1)	(4,223)	(1,530)	(89)	(17,804)	(79)	(654)	–

Net realized gains	–	–	(7,397)	–	–	–	–	(52,038)	–

Net Decrease in Net Assets Resulting from Distributions to Shareholders	–	(1)	(11,620)	(1,530)	(89)	(17,804)	(79)	(52,692)	–

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	14,381	7,513	35,816	22,866	40,325	123,460	9,734	198,306	733,869

Dividend reinvestments	–	1	11,491	1,524	89	17,773	79	52,374	–

Cost of shares repurchased	(9,128)	(4,408)	(53,563)	(110,252)	(25,905)	(203,373)	(8,883)	(123,439)	(745,640)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	5,253	3,106	(6,256)	(85,862)	14,509	(62,140)	930	127,241	(11,771)

NET INCREASE (DECREASE) IN NET ASSETS	(13,741)	(5,103)	(91,817)	(321,359)	5,331	(589,997)	(9,956)	35,784	24,946

NET ASSETS

Beginning of Period	52,160	16,399	760,507	1,300,440	86,740	2,280,990	58,095	826,958	1,131,999

End of Period	$38,419	$11,296	$668,690	$979,081	$92,071	$1,690,993	$48,139	$862,742	$1,156,945

(1) Formerly named Equity Income Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	Capital Opportunities Portfolio	Mid-Cap Growth Portfolio	Global Growth Portfolio	Equity Index Portfolio	Small-Cap Index Portfolio	Real Estate Portfolio (1)	Inflation Managed Portfolio	Managed Bond Portfolio	Money Market Portfolio

OPERATIONS

Net investment income (loss)	$104	($318)	$29	$11,096	$1,126	$6,017	$6,382	$54,345	$12,242

Net realized gain (loss) on investments and foreign currency transactions	(3,858)	(21,098)	(1,251)	(15,716)	(8,706)	2,895	28,341	64,256	–

Net unrealized gain (loss) on investments and foreign currency transactions	(29,125)	(31,087)	(1,431)	(262,362)	(16,372)	21,132	13,365	(35,807)	–

Net Increase (Decrease) in Net Assets Resulting from Operations	(32,879)	(52,503)	(2,653)	(266,982)	(23,952)	30,044	48,088	82,794	12,242

Net Equalization Credits	74	13	2	629	1,139	4,305	4,186	1,212	1,034

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	–	–	–	(5,086)	(240)	(720)	(4,217)	(51,514)	(12,267)

Net realized gains	–	–	–	(140,937)	–	(8,573)	(12,716)	(18,975)	–

Net Decrease in Net Assets Resulting from Distributions to Shareholders	–	–	–	(146,023)	(240)	(9,293)	(16,933)	(70,489)	(12,267)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	32,989	53,207	31,637	148,879	193,855	113,190	248,942	237,375	1,724,575

Dividend reinvestments	–	–	–	145,204	238	8,904	16,621	68,432	12,128

Cost of shares repurchased	(9,756)	(12,092)	(20,310)	(180,976)	(52,399)	(16,983)	(46,513)	(264,026)	(1,657,882)

Net Increase in Net Assets Derived from Capital Share Transactions	23,233	41,115	11,327	113,107	141,694	105,111	219,050	41,781	78,821

NET INCREASE (DECREASE) IN NET ASSETS	(9,572)	(11,375)	8,676	(299,269)	118,641	130,167	254,391	55,298	79,830

NET ASSETS

Beginning of Period	154,091	99,383	23,336	2,009,221	219,725	236,302	620,494	2,353,055	1,604,902

End of Period	$144,519	$88,008	$32,012	$1,709,952	$338,366	$366,469	$874,885	$2,408,353	$1,684,732

(1) Formerly named REIT Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2002 (Unaudited)
(In thousands)

	High Yield Bond Portfolio	Equity Income Portfolio (1)	Research Portfolio (1)	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

OPERATIONS

Net investment income (loss)	$22,253	$297	$21	$1,226	($161)	$4,458

Net realized gain (loss) on investments and foreign currency transactions	(22,546)	150	(299)	(49,453)	20,948	(10,264)

Net unrealized loss on investments and foreign currency transactions	(15,874)	(5,319)	(2,110)	(62,308)	(43,971)	(141,654)

Net Decrease in Net Assets Resulting from Operations	(16,167)	(4,872)	(2,388)	(110,535)	(23,184)	(147,460)

Net Equalization Credits (Debits)	252	219	1	(72)	–	924

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(22,353)	–	–	–	–	(1,313)

Net realized gains	–	–	–	–	–	–

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(22,353)	–	–	–	–	(1,313)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	120,816	109,463	17,856	46,617	115,007	175,508

Dividend reinvestments	21,816	–	–	–	–	1,302

Cost of shares repurchased	(135,191)	(20,280)	(428)	(99,317)	(74,154)	(66,935)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	7,441	89,183	17,428	(52,700)	40,853	109,875

NET INCREASE (DECREASE) IN NET ASSETS	(30,827)	84,530	15,041	(163,307)	17,669	(37,974)

NET ASSETS

Beginning of Period	484,683	–	–	695,151	303,852	1,048,332

End of Period	$453,856	$84,530	$15,041	$531,844	$321,521	$1,010,358

(1) Operations commenced on January 2, 2002.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Blue Chip Portfolio (1)	Aggressive Growth Portfolio (1)	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio (1)	Health Sciences Portfolio (1)

OPERATIONS

Net investment income (loss)	$344	($356)	$1,631	$490	$3,549	$1,922	($1,220)	$147	($194)

Net realized loss on investments and foreign currency transactions	(31,354)	(11,293)	(61,942)	(1,137)	(98,846)	(29,631)	(45,555)	(2,862)	(2,105)

Net unrealized gain (loss) on investments and foreign currency transactions	(30,171)	1,111	39,118	(1,997)	80,307	(55,232)	5,886	1,319	4,017

Net Increase (Decrease) in Net Assets Resulting from Operations	(61,181)	(10,538)	(21,193)	(2,644)	(14,990)	(82,941)	(40,889)	(1,396)	1,718

Net Equalization Credits (Debits)	1,210	3	(135)	336	977	882	(14)	175	71

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income (2)	(357)	–	(247)	(440)	(3,229)	(3,633)	–	(154)	–

Net realized gains	–	–	–	–	(81,595)	–	–	–	–

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(357)	–	(247)	(440)	(84,824)	(3,633)	–	(154)	–

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	605,774	121,819	151,210	153,335	312,394	731,590	39,752	74,408	111,588

Dividend reinvestments	356	–	242	438	83,877	3,631	–	154	–

Cost of shares repurchased	(14,781)	(21,764)	(145,630)	(53,275)	(316,980)	(507,510)	(40,109)	(11,219)	(26,466)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	591,349	100,055	5,822	100,498	79,291	227,711	(357)	63,343	85,122

NET INCREASE (DECREASE) IN NET ASSETS	531,021	89,520	(15,753)	97,750	(19,546)	142,019	(41,260)	61,968	86,911

NET ASSETS

Beginning of Year	–	–	178,903	144,898	582,644	362,768	115,554	–	–

End of Year	$531,021	$89,520	$163,150	$242,648	$563,098	$504,787	$74,294	$61,968	$86,911

(1) Operations commenced on January 2, 2001.
(2) For the Blue Chip Portfolio, the amount included $4 of tax basis return of capital.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Technology Portfolio (1)	Telecom- munications Portfolio (1)	Multi- Strategy Portfolio	Large-Cap Core Portfolio (2)	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio

OPERATIONS

Net investment income (loss)	($182)	$11	$19,170	$10,312	$305	$8,299	$87	$5,162	$13,685

Net realized gain (loss) on investments and foreign currency transactions	(8,108)	(6,101)	1,812	(31,038)	(11,506)	(992,532)	(21,926)	45,814	(23,611)

Net unrealized gain (loss) on investments and foreign currency transactions	(2,909)	(4,054)	(29,084)	(127,356)	2,372	(51,719)	14,381	20,091	(318,861)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,199)	(10,144)	(8,102)	(148,082)	(8,829)	(1,035,952)	(7,458)	71,067	(328,787)

Net Equalization Credits (Debits)	11	30	269	(1,874)	205	(489)	45	1,772	(2,834)

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income (3)	–	(15)	(18,747)	(9,847)	(283)	(28,724)	(34)	(5,211)	(12,573)

Net realized gains	–	–	(1,375)	(16,523)	–	(424,360)	–	(15,623)	(21,381)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	–	(15)	(20,122)	(26,370)	(283)	(453,084)	(34)	(20,834)	(33,954)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	77,716	36,734	126,048	157,815	74,049	437,317	31,898	493,848	2,138,854

Dividend reinvestments	–	15	19,960	26,259	282	449,927	34	20,729	33,083

Cost of shares repurchased	(14,368)	(10,221)	(120,048)	(648,074)	(21,560)	(691,924)	(15,339)	(146,152)	(2,310,100)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	63,348	26,528	25,960	(464,000)	52,771	195,320	16,593	368,425	(138,163)

NET INCREASE (DECREASE) IN NET ASSETS	52,160	16,399	(1,995)	(640,326)	43,864	(1,294,205)	9,146	420,430	(503,738)

NET ASSETS

Beginning of Year	–	–	762,502	1,940,766	42,876	3,575,195	48,949	406,528	1,635,737

End of Year	$52,160	$16,399	$760,507	$1,300,440	$86,740	$2,280,990	$58,095	$826,958	$1,131,999

(1) Operations commenced on January 2, 2001.
(2) Formerly named Equity Income Portfolio.
(3) For the International Value Portfolio, the amount included $539 of tax basis return of capital.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	Capital Opportunities Portfolio (1)	Mid-Cap Growth Portfolio (1)	Global Growth Portfolio (1)	Equity Index Portfolio	Small-Cap Index Portfolio	Real Estate Portfolio (2)	Inflation Managed Portfolio (3)	Managed Bond Portfolio	Money Market Portfolio

OPERATIONS

Net investment income (loss)	$167	($99)	($39)	$22,957	$1,790	$9,181	$22,057	$102,242	$54,958

Net realized gain (loss) on investments and foreign currency transactions	(21,226)	(3,485)	(3,084)	143,259	(1,439)	6,596	18,565	17,498	–

Net unrealized gain (loss) on investments and foreign currency transactions	(794)	(6,037)	150	(468,471)	5,277	(868)	(17,824)	14,976	–

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,853)	(9,621)	(2,973)	(302,255)	5,628	14,909	22,798	134,716	54,958

Net Equalization Credits (Debits)	490	202	43	(716)	488	2,054	1,854	22,276	3,756

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(176)	–	–	(22,886)	(1,710)	(6,907)	(21,426)	(103,197)	(54,924)

Net realized gains	–	–	–	(8,020)	(13,440)	(660)	–	–	–

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(176)	–	–	(30,906)	(15,150)	(7,567)	(21,426)	(103,197)	(54,924)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	189,371	131,195	35,429	399,239	139,374	117,253	338,409	852,175	4,218,582

Dividend reinvestments	175	–	–	30,820	15,026	7,316	20,001	100,138	54,372

Cost of shares repurchased	(13,916)	(22,393)	(9,163)	(672,026)	(107,996)	(66,605)	(313,969)	(266,801)	(3,928,200)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	175,630	108,802	26,266	(241,967)	46,404	57,964	44,441	685,512	344,754

NET INCREASE (DECREASE) IN NET ASSETS	154,091	99,383	23,336	(575,844)	37,370	67,360	47,667	739,307	348,544

NET ASSETS

Beginning of Year	–	–	–	2,585,065	182,355	168,942	572,827	1,613,748	1,256,358

End of Year	$154,091	$99,383	$23,336	$2,009,221	$219,725	$236,302	$620,494	$2,353,055	$1,604,902

(1) Operations commenced on January 2, 2001.
(2)	Formerly named REIT Portfolio.
(3)	Formerly named Government Securities Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

	High Yield Bond Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

OPERATIONS

Net investment income (loss)	$46,087	$515	($1,372)	$6,860

Net realized loss on investments and foreign currency transactions	(62,094)	(267,389)	(119,822)	(20,336)

Net unrealized gain (loss) on investments and foreign currency transactions	21,539	44,045	48,311	(36,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,532	(222,829)	(72,883)	(50,001)

Net Equalization Credits	2,239	–	–	5,509

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income	(46,346)	(352)	–	(6,598)

Net realized gains (1)	–	(49,136)	–	(23,041)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(46,346)	(49,488)	–	(29,639)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	321,379	176,810	146,106	796,049

Dividend reinvestments	45,279	49,488	–	29,409

Cost of shares repurchased	(268,367)	(302,841)	(216,832)	(74,749)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	98,291	(76,543)	(70,726)	750,709

NET INCREASE (DECREASE) IN NET ASSETS	59,716	(348,860)	(143,609)	676,578

NET ASSETS

Beginning of Year	424,967	1,044,011	447,461	371,754

End of Year	$484,683	$695,151	$303,852	$1,048,332

(1) For the Equity Portfolio, the amount included $424 of tax basis return of capital.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data

For the Year or Period Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Blue Chip

06/30/2002 (Unaudited)	$8.14	$–	($1.38)	($1.38)	$–	$–	$–	$–	$6.76	(16.94%)	$545,984	1.00%	1.01%	0.04%	0.02%	19.01%
01/02/2001 – 12/31/2001	10.00	0.01	(1.86)	(1.85)	(0.01)	–	–	(0.01)	8.14	(18.57%)	531,021	1.00%	1.04%	0.11%	0.07%	23.71%

Aggressive Growth

06/30/2002 (Unaudited)	$8.02	($0.01)	($0.84)	($0.85)	$–	$–	$–	$–	$7.17	(10.63%)	$51,219	1.10%	1.13%	(0.77%)	(0.80%)	67.38%
01/02/2001 – 12/31/2001	10.00	(0.03)	(1.95)	(1.98)	–	–	–	–	8.02	(19.78%)	89,520	1.10%	1.24%	(0.65%)	(0.79%)	83.91%

Emerging Markets

06/30/2002 (Unaudited)	$6.14	$0.05	$0.25	$0.30	($0.03)	$–	$–	($0.03)	$6.41	4.83%	$182,591	1.31%	1.31%	0.71%	0.71%	38.51%
2001	6.73	0.04	(0.62)	(0.58)	(0.01)	–	–	(0.01)	6.14	(8.68%)	163,150	1.31%	1.32%	0.92%	0.91%	84.53%
2000	10.48	(0.03)	(3.71)	(3.74)	(0.01)	–	–	(0.01)	6.73	(35.69%)	178,903	1.30%	1.30%	0.01%	0.00%	120.01%
1999	6.85	0.03	3.63	3.66	(0.03)	–	–	(0.03)	10.48	53.56%	217,030	1.41%	1.42%	0.74%	0.74%	48.52%
1998	9.47	0.10	(2.64)	(2.54)	(0.08)	–	–	(0.08)	6.85	(26.83%)	106,570	1.46%	1.46%	1.42%	1.42%	29.82%
1997	9.68	0.06	(0.22)	(0.16)	(0.05)	–	–	(0.05)	9.47	(1.69%)	99,425	1.46%	1.47%	0.80%	0.79%	69.60%

Diversified Research

06/30/2002 (Unaudited)	$10.66	$0.01	($1.87)	($1.86)	$–	$–	$–	$–	$8.80	(17.41%)	$221,055	0.95%	0.97%	0.25%	0.23%	16.57%
2001	10.99	0.02	(0.33)	(0.31)	(0.02)	–	–	(0.02)	10.66	(2.74%)	242,648	0.94%	0.96%	0.28%	0.26%	34.80%
01/03/2000 – 12/31/2000	10.00	0.03	0.99	1.02	(0.03)	–	–	(0.03)	10.99	10.21%	144,898	0.98%	0.99%	0.51%	0.50%	23.71%

Small-Cap Equity

06/30/2002 (Unaudited)	$17.40	$0.03	($1.41)	($1.38)	($0.01)	$–	$–	($0.01)	$16.01	(7.96%)	$539,935	0.70%	0.70%	0.31%	0.31%	14.24%
2001	21.19	0.12	(0.61)	(0.49)	(0.11)	(3.19)	–	(3.30)	17.40	(2.54%)	563,098	0.69%	0.70%	0.67%	0.67%	49.93%
2000	29.79	0.15	(6.51)	(6.36)	(0.15)	(2.09)	–	(2.24)	21.19	(22.41%)	582,644	0.69%	0.69%	0.62%	0.61%	45.54%
1999	22.92	0.05	9.75	9.80	(0.05)	(2.88)	–	(2.93)	29.79	47.52%	425,107	0.70%	0.70%	0.22%	0.22%	49.34%
1998	24.61	0.02	0.90	0.92	(0.02)	(2.59)	–	(2.61)	22.92	2.69%	267,958	0.70%	0.70%	0.11%	0.11%	48.48%
1997	21.45	0.05	5.65	5.70	(0.05)	(2.49)	–	(2.54)	24.61	30.27%	246,555	0.70%	0.70%	0.22%	0.21%	52.20%

International Large-Cap

06/30/2002 (Unaudited)	$6.36	$0.06	($0.29)	($0.23)	($0.05)	$–	$–	($.05)	$6.08	(3.67%)	$503,017	1.14%	1.14%	0.99%	0.99%	14.86%
2001	7.84	0.05	(1.48)	(1.43)	(0.05)	–	–	(0.05)	6.36	(18.29%)	504,787	1.14%	1.14%	0.44%	0.44%	25.64%
01/03/2000 – 12/31/2000	10.00	0.06	(2.21)	(2.15)	(0.01)	–	–	(0.01)	7.84	(21.51%)	362,768	1.17%	1.17%	0.41%	0.41%	21.25%

I-Net Tollkeeper

06/30/2002 (Unaudited)	$4.48	$0.09	($1.71)	($1.62)	$–	$–	$–	$–	$2.86	(36.28%)	$42,061	1.46%	1.46%	(1.33%)	(1.33%)	21.66%
2001	6.78	(0.08)	(2.22)	(2.30)	–	–	–	–	4.48	(33.89%)	74,294	1.57%	1.57%	(1.35%)	(1.35%)	46.78%
05/01/2000 – 12/31/2000	10.00	(0.04)	(3.18)	(3.22)	–	–	–	–	6.78	(32.17%)	115,554	1.60%	1.63%	(1.03%)	(1.06%)	47.56%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year or Period Ended	Net Asset Value, Beginning of Year	Net Invest-ment Income (Loss)	Net Realized and Un-realized Gain (Loss) on Securities	Total from Investment Operations	Divi-dends from Net Invest-ment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Financial Services
06/30/2002 (Unaudited)	$9.25	$0.01	($0.38)	($0.37)	$–	$–	$–	$–	$8.88	(3.96%)	$72,981	1.20%	1.24%	0.26%	0.22%	37.17%
01/02/2001 – 12/31/2001	10.00	0.02	(0.75)	(0.73)	(0.02)	–	–	(0.02)	9.25	(7.28%)	61,968	1.20%	1.34%	0.43%	0.29%	82.16%

Health Science
06/30/2002 (Unaudited)	$9.23	$–	($1.30)	($1.30)	$–	$–	$–	$–	$7.93	(14.04%)	$85,000	1.17%	1.22%	(0.45%)	(0.49%)	54.42%
01/02/2001 – 12/31/2001	10.00	(0.02)	(0.75)	(0.77)	–	–	–	–	9.23	(7.69%)	86,911	1.20%	1.24%	(0.42%)	(0.46%)	94.37%

Technology
06/30/2002 (Unaudited)	$5.91	$–	($2.00)	($2.00)	$–	$–	$–	$–	$3.91	(33.86%)	$38,419	1.20%	1.20%	(0.94%)	(0.94%)	56.52%
01/02/2001 – 12/31/2001	10.00	(0.02)	(4.07)	(4.09)	–	–	–	–	5.91	(40.94%)	52,160	1.20%	1.31%	(0.71%)	(0.82%)	69.22%

Telecommunications
06/30/2002 (Unaudited)	$5.32	$–	($2.31)	($2.31)	$–	$–	$–	$–	$3.01	(43.45%)	$11,296	1.21%	1.29%	0.02%	(0.06%)	70.83%
01/02/2001 – 12/31/2001	10.00	–	(4.67)	(4.67)	(0.01)	–	–	(0.01)	5.32	(46.72%)	16,399	1.21%	1.39%	0.08%	(0.10%)	77.40%

Multi-Strategy
06/30/2002 (Unaudited)	$14.82	$0.14	($1.57)	($1.43)	($0.08)	($0.14)	$–	($0.22)	$13.17	(9.68%)	$668,690	0.70%	0.70%	1.99%	1.99%	128.88%
2001	15.40	0.38	(0.56)	(0.18)	(0.37)	(0.03)	–	(0.40)	14.82	(1.15%)	760,507	0.69%	0.70%	2.55%	2.54%	220.34%
2000	16.98	0.44	(0.33)	0.11	(0.43)	(1.26)	–	(1.69)	15.40	0.75%	762,502	0.69%	0.70%	2.68%	2.67%	237.43%
1999	17.32	0.44	0.74	1.18	(0.43)	(1.09)	–	(1.52)	16.98	7.04%	739,506	0.70%	0.70%	2.57%	2.56%	196.97%
1998	16.18	0.46	2.34	2.80	(0.46)	(1.20)	–	(1.66)	17.32	18.17%	576,424	0.70%	0.71%	2.81%	2.81%	102.38%
1997	14.75	0.50	2.23	2.73	(0.50)	(0.80)	–	(1.30)	16.18	19.62%	367,128	0.71%	0.71%	3.25%	3.25%	71.89%

Large-Cap Core (4)
06/30/2002 (Unaudited)	$20.98	$0.07	($3.96)	($3.89)	($0.03)	$–	$–	($0.03)	$17.06	(18.59%)	$979,081	0.69%	0.70%	0.67%	0.66%	13.04%
2001	23.46	0.16	(2.23)	(2.07)	(0.15)	(0.26)	–	(0.41)	20.98	(8.87%)	1,300,440	0.69%	0.71%	0.68%	0.66%	40.87%
2000	27.75	0.22	(1.98)	(1.76)	(0.22)	(2.31)	–	(2.53)	23.46	(6.71%)	1,940,766	0.69%	0.69%	0.85%	0.84%	45.41%
1999	26.89	0.24	3.20	3.44	(0.24)	(2.34)	–	(2.58)	27.75	13.26%	1,813,224	0.70%	0.70%	0.91%	0.91%	69.34%
1998	24.47	0.20	5.44	5.64	(0.20)	(3.02)	–	(3.22)	26.89	24.18%	1,262,143	0.69%	0.70%	0.84%	0.84%	80.78%
1997	20.45	0.20	5.35	5.55	(0.20)	(1.33)	–	(1.53)	24.47	28.60%	806,112	0.70%	0.70%	0.91%	0.91%	105.93%

Strategic Value
06/30/2002 (Unaudited)	$8.77	$0.01	($0.70)	($0.69)	($0.01)	$–	$–	($0.01)	$8.07	(7.90%)	$92,071	1.05%	1.05%	0.20%	0.20%	30.44%
2001	9.76	0.03	(0.99)	(0.96)	(0.03)	–	–	(0.03)	8.77	(9.87%)	86,740	1.05%	1.05%	0.44%	0.43%	91.97%
10/02/2000 – 12/31/2000	10.00	0.03	(0.25)	(0.22)	(0.02)	–	–	(0.02)	9.76	(2.19%)	42,876	1.05%	1.44%	1.30%	0.91%	9.88%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year or Period Ended	Net Asset Value, Beginning of Year	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Growth LT
06/30/2002 (Unaudited)	$18.59	($0.01)	($4.18)	($4.19)	($0.15)	$–	$–	($0.15)	$14.25	(22.63%)	$1,690,993	0.79%	0.87%	0.16%	0.08%	45.53%
2001	31.30	0.19	(8.71)	(8.52)	(0.26)	(3.93)	–	(4.19)	18.59	(29.55%)	2,280,990	0.79%	0.82%	0.31%	0.27%	90.93%
2000	47.67	0.33	(9.43)	(9.10)	(0.22)	(7.05)	–	(7.27)	31.30	(21.70%)	3,575,195	0.79%	0.80%	0.30%	0.30%	68.37%
1999	26.20	0.15	23.95	24.10	–	(2.63)	–	(2.63)	47.67	98.08%	3,655,851	0.79%	0.79%	(0.33%)	(0.33%)	111.56%
1998	17.31	(0.04)	9.86	9.82	(0.05)	(0.88)	–	(0.93)	26.20	58.29%	1,279,759	0.80%	0.80%	(0.08%)	(0.08%)	116.96%
1997	16.50	0.16	1.51	1.67	(0.09)	(0.77)	–	(0.86)	17.31	10.96%	677,147	0.82%	0.82%	0.52%	0.52%	145.17%

Focused 30
06/30/2002 (Unaudited)	$7.12	($0.01)	($1.27)	($1.28)	($0.01)	$–	$–	($0.01)	$5.83	(17.93%)	$48,139	1.05%	1.05%	(0.29%)	(0.29%)	79.68%
2001	8.22	0.01	(1.11)	(1.10)	–	–	–	–	7.12	(13.35%)	58,095	1.05%	1.06%	0.17%	0.17%	213.23%
10/02/2000 – 12/31/2000	10.00	0.04	(1.78)	(1.74)	(0.04)	–	–	(0.04)	8.22	(17.39%)	48,949	1.05%	1.37%	2.15%	1.83%	23.51%

Mid-Cap Value
06/30/2002 (Unaudited)	$14.16	$0.04	($0.56)	($0.52)	($0.01)	($0.80)	$–	($0.81)	$12.83	(4.01%)	$862,742	0.89%	0.96%	0.50%	0.43%	66.53%
2001	12.90	0.10	1.60	1.70	(0.10)	(0.34)	–	(0.44)	14.16	13.30%	826,958	0.89%	1.00%	0.83%	0.72%	148.32%
2000	10.50	0.05	2.54	2.59	(0.05)	(0.14)	–	(0.19)	12.90	24.91%	406,528	0.88%	0.98%	0.57%	0.47%	136.97%
01/04/1999 – 12/31/1999	10.00	0.02	0.50	0.52	(0.02)	–	–	(0.02)	10.50	5.22%	107,434	0.97%	0.97%	0.44%	0.44%	84.14%

International Value
06/30/2002 (Unaudited)	$12.06	$0.17	$0.14	$0.31	$–	$–	$–	$–	$12.37	2.60%	$1,156,945	0.93%	0.93%	2.29%	2.29%	5.57%
2001	15.85	0.08	(3.50)	(3.42)	(0.14)	(0.22)	(0.01)	(0.37)	12.06	(21.87%)	1,131,999	0.93%	0.93%	1.06%	1.06%	91.89%
2000	18.49	0.09	(2.19)	(2.10)	(0.02)	(0.52)	–	(0.54)	15.85	(11.40%)	1,635,737	0.96%	0.96%	1.09%	1.09%	63.27%
1999	15.80	0.06	3.37	3.43	(0.12)	(0.62)	–	(0.74)	18.49	22.82%	1,683,446	1.01%	1.01%	1.12%	1.12%	55.56%
1998	16.21	0.11	0.90	1.01	(0.17)	(1.25)	–	(1.42)	15.80	5.60%	996,215	1.00%	1.00%	1.36%	1.36%	45.61%
1997	15.40	0.41	1.00	1.41	(0.29)	(0.31)	–	(0.60)	16.21	9.28%	764,036	1.02%	1.03%	1.81%	1.79%	84.34%

Capital Opportunities
06/30/2002 (Unaudited)	$8.44	$–	($1.61)	($1.61)	$–	$–	$–	$–	$6.83	(19.02%)	$144,519	0.88%	0.90%	0.13%	0.12%	33.45%
01/02/2001 – 12/31/2001	10.00	0.01	(1.56)	(1.55)	(0.01)	–	–	(0.01)	8.44	(15.54%)	154,091	0.91%	0.94%	0.19%	0.16%	98.40%

Mid-Cap Growth
06/30/2002 (Unaudited)	$8.12	($0.01)	($3.22)	($3.23)	$–	$–	$–	$–	$4.89	(39.78%)	$88,008	1.00%	1.05%	(0.61%)	(0.66%)	62.58%
01/02/2001 – 12/31/2001	10.00	(0.01)	(1.87)	(1.88)	–	–	–	–	8.12	(18.81%)	99,383	1.00%	1.03%	(0.20%)	(0.23%)	95.48%

Global Growth
06/30/2002 (Unaudited)	$8.50	$0.02	($0.76)	($0.74)	$–	$–	$–	$–	$7.76	(8.70%)	$32,012	1.60%	1.71%	0.20%	0.09%	65.36%
01/02/2001 – 12/31/2001	10.00	(0.02)	(1.48)	(1.50)	–	–	–	–	8.50	(14.97%)	23,339	1.76%	2.15%	(0.23%)	(0.62%)	123.50%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

For the Year or Period Ended	Net Asset Value, Beginning of Year	Net Invest-ment Income	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Return (1)		Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Equity Index

06/30/2002 (Unaudited)	$29.54	$0.16	($3.95)	($3.79)	($0.07)	($2.07)	$–	($2.14)	$23.61	(13.32%	)	$1,709,952	0.29%	0.29%	1.16%	1.16%	1.82%
2001	34.12	0.33	(4.46)	(4.13)	(0.33)	(0.12)	–	(0.45)	29.54	(12.15%	)	2,009,221	0.29%	0.29%	1.06%	1.06%	4.58%
2000	38.41	0.35	(3.88)	(3.53)	(0.35)	(0.41)	–	(0.76)	34.12	(9.29%	)	2,585,065	0.29%	0.29%	0.96%	0.96%	4.13%
1999	32.33	0.39	6.24	6.63	(0.39)	(0.16)	–	(0.55)	38.41	20.59%		2,423,611	0.20%	0.21%	1.14%	1.13%	4.16%
1998	25.71	0.38	6.83	7.21	(0.37)	(0.22)	–	(0.59)	32.33	28.45%		1,496,457	0.21%	0.21%	1.33%	1.33%	2.48%
1997	20.42	0.37	6.13	6.50	(0.37)	(0.84)	–	(1.21)	25.71	32.96%		874,136	0.23%	0.23%	1.61%	1.61%	2.58%

Small-Cap Index
06/30/2002 (Unaudited)	$10.30	$0.03	($0.53)	($0.50)	($0.01)	$–	$–	($0.01)	$9.79	(4.96%	)	$338,366	0.56%	0.56%	0.84%	0.84%	35.58%
2001	11.13	0.10	0.08	0.18	(0.09)	(0.92)	–	(1.01)	10.30	1.74%		219,725	0.57%	0.57%	1.05%	1.05%	51.78%
2000	11.74	0.13	(0.55)	(0.42)	(0.13)	(0.06)	–	(0.19)	11.13	(3.61%	)	182,355	0.60%	0.62%	1.18%	1.16%	67.45%
01/04/1999 – 12/31/1999	10.00	0.06	1.87	1.93	(0.06)	(0.13)	–	(0.19)	11.74	19.36%		115,052	0.75%	0.94%	0.99%	0.80%	52.06%

Real Estate (5)

06/30/2002 (Unaudited)	$12.80	$0.13	$1.27	$1.40	($0.03)	($0.36)	$–	($0.39)	$13.81	11.07%		$366,469	1.14%	1.14%	4.19%	4.19%	4.77%
2001	12.23	0.53	0.49	1.02	(0.40)	(0.05)	–	(0.45)	12.80	8.55%		236,302	1.15%	1.15%	4.78%	4.78%	30.13%
2000	9.59	0.46	2.65	3.11	(0.46)	(0.01)	–	(0.47)	12.23	32.77%		168,942	1.14%	1.14%	5.16%	5.16%	18.22%
01/04/1999 – 12/31/1999	10.00	0.39	(0.39)	–	(0.39)	(0.02)	–	(0.41)	9.59	(0.01%	)	50,101	1.28%	1.28%	6.09%	6.09%	20.24%

Inflation Managed

06/30/2002 (Unaudited)	$10.73	$0.06	$0.65	$0.71	($0.06)	($0.18)	$–	($0.24)	$11.20	6.73%		$874,885	0.65%	0.65%	1.82%	1.82%	342.23%
2001	10.68	0.41	0.04	0.45	(0.40)	–	–	(0.40)	10.73	4.27%		620,494	0.66%	0.67%	3.73%	3.72%	873.05%
2000	10.10	0.58	0.58	1.16	(0.58)	–	–	(0.58)	10.68	11.85%		572,827	0.62%	0.65%	5.77%	5.74%	589.38%
1999	10.98	0.52	(0.74)	(0.22)	(0.52)	(0.14)	–	(0.66)	10.10	(1.95%	)	428,174	0.66%	0.66%	5.19%	5.19%	370.28%
1998	10.78	0.54	0.42	0.96	(0.55)	(0.21)	–	(0.76)	10.98	9.24%		190,428	0.66%	0.66%	5.16%	5.16%	266.83%
1997	10.38	0.53	0.42	0.95	(0.55)	–	–	(0.55)	10.78	9.48%		129,900	0.66%	0.67%	5.39%	5.38%	203.01%

Managed Bond

06/30/2002 (Unaudited)	$11.03	$0.30	$0.08	$0.38	($0.24)	($0.09)	$–	($0.33)	$11.08	3.45%		$2,408,353	0.65%	0.65%	4.57%	4.57%	187.19%
2001	10.82	0.55	0.23	0.78	(0.57)	–	–	(0.57)	11.03	7.33%		2,353,055	0.64%	0.65%	5.09%	5.09%	412.87%
2000	10.33	0.68	0.47	1.15	(0.66)	–	–	(0.66)	10.82	11.53%		1,613,748	0.64%	0.65%	6.42%	6.41%	406.54%
1999	11.38	0.59	(0.79)	(0.20)	(0.59)	(0.26)	–	(0.85)	10.33	(1.91%	)	1,090,978	0.65%	0.66%	5.68%	5.67%	374.74%
1998	11.14	0.57	0.40	0.97	(0.58)	(0.15)	–	(0.73)	11.38	9.20%		765,989	0.66%	0.66%	5.40%	5.40%	230.99%
1997	10.75	0.59	0.44	1.03	(0.60)	(0.04)	–	(0.64)	11.14	9.92%		468,575	0.66%	0.66%	5.72%	5.72%	230.87%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:
		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year or Period Ended	Net Asset Value, Beginning of Year	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Money Market
06/30/2002 (Unaudited)	$10.09	$0.07	$–	$0.07	($0.07)	$–	$–	($0.07)	$10.09	0.73%	$1,684,732	0.36%	0.36%	1.49%	1.48%	N/A
2001	10.09	0.38	–	0.38	(0.38)	–	–	(0.38)	10.09	3.86%	1,604,902	0.36%	0.36%	3.70%	3.70%	N/A
2000	10.08	0.60	0.01	0.61	(0.60)	–	–	(0.60)	10.09	6.18%	1,256,358	0.38%	0.38%	6.01%	6.01%	N/A
1999	10.05	0.46	0.03	0.49	(0.46)	–	–	(0.46)	10.08	4.94%	1,057,072	0.39%	0.40%	4.87%	4.87%	N/A
1998	10.06	0.52	–	0.52	(0.53)	–	–	(0.53)	10.05	5.29%	479,121	0.42%	0.43%	5.17%	5.16%	N/A
1997	10.04	0.51	0.01	0.52	(0.50)	–	–	(0.50)	10.06	5.28%	451,505	0.44%	0.44%	5.17%	5.17%	N/A

High Yield Bond
06/30/2002 (Unaudited)	$7.07	$0.31	($0.55)	($0.24)	($0.31)	$–	$–	($0.31)	$6.52	(3.49%)	$453,856	0.65%	0.65%	9.07%	9.07%	57.83%
2001	7.70	0.73	(0.62)	0.11	(0.74)	–	–	(0.74)	7.07	1.35%	484,683	0.63%	0.64%	9.77%	9.76%	114.19%
2000	8.81	0.82	(1.13)	(0.31)	(0.80)	–	–	(0.80)	7.70	(3.72%)	424,967	0.64%	0.65%	10.04%	10.04%	70.45%
1999	9.34	0.78	(0.53)	0.25	(0.78)	–	–	(0.78)	8.81	2.90%	448,747	0.65%	0.66%	8.65%	8.65%	52.38%
1998	9.98	0.78	(0.55)	0.23	(0.78)	(0.09)	–	(0.87)	9.34	2.46%	389,385	0.65%	0.66%	8.18%	8.17%	75.27%
1997	9.94	0.78	0.12	0.90	(0.77)	(0.09)	–	(0.86)	9.98	9.44%	311,125	0.65%	0.66%	7.89%	7.89%	103.19%

Equity Income (6)
01/01/2002-06/30/2002	$10.00	$0.03	($0.35)	($0.32)	$–	$–	$–	$–	$9.68	(3.24%)	$84,530	1.05%	1.32%	1.32%	1.05%	17.38%

Research (6)
01/01/2002-06/30/2002	$10.00	$0.01	($1.44)	($1.43)	$–	$–	$–	$–	$8.57	(14.26%)	$15,041	1.10%	1.42%	0.28%	(0.04%)	79.87%

Equity
06/30/2002 (Unaudited)	$19.21	$0.04	($3.23)	($3.19)	$–	$–	$–	$–	$16.02	(16.59%)	$531,844	0.71%	0.74%	0.38%	0.35%	54.18%
2001	26.12	0.01	(5.56)	(5.55)	(0.01)	(1.34)	(0.01)	(1.36)	19.21	(21.76%)	695,151	0.70%	0.70%	0.06%	0.06%	132.39%
2000	37.50	(0.01)	(8.94)	(8.95)	–	(2.43)	–	(2.43)	26.12	(25.17%)	1,044,011	0.69%	0.69%	(0.05%)	(0.05%)	62.74%
1999	29.27	0.03	10.56	10.59	(0.03)	(2.33)	–	(2.36)	37.50	38.54%	1,042,678	0.69%	0.69%	0.11%	0.11%	58.72%
1998	23.89	0.09	7.01	7.10	(0.09)	(1.63)	–	(1.72)	29.27	30.28%	502,629	0.71%	0.71%	0.35%	0.35%	130.51%
1997	21.07	0.14	3.58	3.72	(0.13)	(0.77)	–	(0.90)	23.89	18.18%	318,143	0.70%	0.70%	0.59%	0.59%	159.88%

Aggressive Equity
06/30/2002 (Unaudited)	$9.17	$0.08	(0.62)	($0.54)	$–	$–	$–	$–	$8.63	(5.90%)	$321,521	0.85%	0.96%	(0.10%)	(0.21%)	69.42%
2001	11.08	(0.05)	(1.86)	(1.91)	–	–	–	–	9.17	(17.24%)	303,852	0.87%	0.91%	(0.40%)	(0.45%)	209.96%
2000	14.55	(0.02)	(2.98)	(3.00)	–	(0.47)	–	(0.47)	11.08	(21.06%)	447,461	0.84%	0.86%	(0.28%)	(0.30%)	171.29%
1999	12.66	(0.01)	3.27	3.26	–	(1.37)	–	(1.37)	14.55	27.35%	466,360	0.85%	0.85%	(0.12%)	(0.13%)	100.85%
1998	11.18	0.01	1.47	1.48	–	–	–	–	12.66	13.22%	218,712	0.89%	0.89%	0.01%	0.01%	184.42%
1997	10.78	(0.01)	0.41	0.40	–	–	–	–	11.18	3.78%	122,752	0.86%	0.87%	(0.13%)	(0.13%)	189.21%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

		Investment Activities			Distributions						Ratios/Supplemental Data
For the Year or Period Ended	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Return (1)	Net Assets, End of Year (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

Large-Cap Value

06/30/2002 (Unaudited)	$11.73	$0.05	($1.56)	($1.51)	($0.01)	$–	$–	($0.01)	$10.21	(12.86%)	$1,010,358	0.89%	0.90%	0.83%	0.82%	20.24%
2001	12.60	0.09	(0.54)	(0.45)	(0.09)	(0.33)	–	(0.42)	11.73	(3.65%)	1,048,332	0.88%	0.90%	0.91%	0.89%	40.69%
2000	11.09	0.11	1.58	1.69	(0.10)	(0.08)	–	(0.18)	12.60	15.26%	371,754	0.90%	0.95%	1.06%	1.00%	80.70%
01/04/1999 – 12/31/1999	10.00	0.05	1.09	1.14	(0.05)	–	–	(0.05)	11.09	11.46%	169,531	0.97%	0.97%	0.86%	0.86%	55.23%

(1)	Total return not annualized for periods of less than one full year.

(2)
Net expenses are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any, as discussed in Note 6 to the Financial Statements. Gross expenses used in calculating the ratios of gross and net investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements.

(3)	Annualized for periods of less than one full year.

(4)	Large-Cap Core Portfolio was formerly named Equity Income Portfolio.

(5)	Real Estate Portfolio was formerly named REIT Portfolio.

(6)	Operations commenced on 01/02/2002.

See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust and as of June 30, 2002 is comprised of thirty-three separate portfolios: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Large-Cap Core (formerly Equity Income), Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, Real Estate (formerly REIT), Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned.

Shares of the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company, and Pacific Select Exec Separate Account and Separate Account A of Pacific Life & Annuity Company, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”).

The Small-Cap Equity, Multi-Strategy, Large-Cap Core, International Value, Inflation Managed, Managed Bond, Money Market and High Yield Bond Portfolios began operations on January 4, 1988. The Equity Index Portfolio commenced operations on January 30, 1991, the Growth LT Portfolio commenced operations on January 4, 1994, the Emerging Markets and Aggressive Equity Portfolios commenced operations on April 1, 1996, the Mid-Cap Value, Small-Cap Index, Real Estate, and Large-Cap Value Portfolios commenced operations on January 4, 1999, the Diversified Research and International Large-Cap Portfolios commenced operations on January 3, 2000, the I-Net Tollkeeper Portfolio commenced operations on May 1, 2000, the Strategic Value and Focused 30 Portfolios commenced operations on October 2, 2000, the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios commenced operations on January 2, 2001, the Equity Income and Research Portfolios commenced operations on January 2, 2002, and the Equity Portfolio commenced operations on August 31, 1983 as a series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation

Net asset value per share is calculated at or about 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system or from established market makers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Securities for which market quotation are not deemed readily available are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund. If events occur that materially affect net asset value (including non-U.S. securities) between the close of trading in those securities affected and the close of regular trading on the New York Stock Exchange, the securities will also be valued at fair value. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximate market value.

B. Securities Transactions and Investment Income

    Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which recognize discount and premium on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

C. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the period. Purchases and sales of securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

D. Foreign Taxes on Dividends

Dividend income in the Statements of Operations for the period ended June 30, 2002 is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Blue Chip Portfolio - $12,464; Aggressive Growth Portfolio - $242; Emerging Markets Portfolio - $207,251; Diversified Research Portfolio - $25,607; Small-Cap Equity Portfolio - $3,746; International Large-Cap Portfolio - $599,546; Financial Services Portfolio - $966; Health Sciences Portfolio - $7,425; Technology Portfolio - $1,357; Telecommunications Portfolio - $6,230; Multi-Strategy Portfolio - $8,910; Large-Cap Core Portfolio - $22,770; Strategic Value Portfolio - $4,802; Growth LT Portfolio - $280,839; Focused 30 Portfolio - $6,131; International Value Portfolio - $2,201,677; Capital Opportunities Portfolio - $13,192; Global Growth Portfolio - $19,834; Equity Index Portfolio - $72,479; Small-Cap Index Portfolio - $834; Real Estate Portfolio - $21,474; Equity Income Portfolio - $1,654, Research Portfolio - $1,387, Equity Portfolio - $887; Aggressive Equity Portfolio - $17; Large-Cap Value Portfolio - $167,144.

E. Expense Allocation

General expenses of the Fund (including trustees, portfolio accounting, custodial asset-based fees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the portfolios in proportion to their relative average daily net assets. Expenses that relate exclusively to a particular portfolio (including advisory fees, custodial transaction-based fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular portfolio.

F. Organization Costs

Expenses incurred in connection with the Fund’s organization and establishment of the Equity Income and Research Portfolios and the offering of their shares, aggregated approximately $11,469 per portfolio. These costs were expensed as incurred.

G. Equalization

The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

H. Futures Contracts

Certain portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Options on Futures Contracts

    The Inflation Managed and Managed Bond Portfolios write options on interest rate futures. When the Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability that is “marked-to-market” based on the option’s quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparty to perform.

J. Forward Foreign Currency Contracts

Certain portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

K. Swaps

Certain portfolios may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are “marked-to-market” daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

L. Inflation-Indexed Bonds

    Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

M. Stripped Mortgage-Backed Securities

Stripped Mortgage-Backed Securities (SMBS) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

N. When-Issued Securities and Delayed- Delivery Transactions

Certain portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable portfolio’s schedule of investments. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregate account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

O. Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

P. Reverse Repurchase Agreements

    Certain portfolios may enter into reverse repurchase agreements. Under the agreement, the portfolio sells securities for cash to another party, usually a bank or a broker-dealer, and agrees to repurchase them within a specified time at an agreed-upon price. A reverse repurchase agreement involves the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.

Q. Investment Risk

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3. INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fee rates based on an annual

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

Blue Chip	0.95%	International Value	0.85%

Aggressive Growth	1.00%	Capital Opportunities	0.80%

Emerging Markets	1.10%	Mid-Cap Growth	0.90%

Diversified Research	0.90%	Global Growth	1.10%

Small-Cap Equity	0.65%	Equity Index	0.25%

International Large-Cap	1.05%	Small-Cap Index	0.50%

I-Net Tollkeeper	1.40%	Real Estate	1.10%

Financial Services	1.10%	Inflation Managed	0.60%

Health Sciences	1.10%	Managed Bond	0.60%

Technology	1.10%	Money Market	See(1)

Telecommunications	1.10%	High Yield Bond	0.60%

Multi-Strategy	0.65%	Equity Income	0.95%

Large-Cap Core	0.65%	Research	1.00%

Strategic Value	0.95%	Equity	0.65%

Growth LT	0.75%	Aggressive Equity	0.80%

Focused 30	0.95%	Large-Cap Value	0.85%

Mid-Cap Value	0.85%

(1)	For Money Market Portfolio, an annual rate of 0.40% of the first $250 million, 0.35% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million.

Pursuant to Fund Portfolio Management Agreements, the Fund and Pacific Life engage portfolio managers under Pacific Life’s supervision for thirty-one of the thirty-three portfolios of the Fund. Pacific Life, as Investment Adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that is outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on state and Federal levels, providing legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on a cost reimbursement basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 6) for promoting and marketing fund shares.

4. TRUSTEE DEFERRED COMPENSATION PLAN

Each independent Trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain underlying Pacific Funds. Pacific Life is the Investment Adviser to the Pacific Funds. The market value appreciation/depreciation of the Trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to the market fluctuation.

5. DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently declares and pays dividends on net investment income at least annually, except for the Inflation Managed, Managed Bond, Money Market, and High Yield Bond Portfolios, for which dividends are declared and paid monthly. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the related portfolios unless a shareholder elects to receive a dividend in cash.

Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (PFIC), post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

6. EXPENSE REDUCTIONS

Pacific Life contractually waives its fees or otherwise reimburses the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of 0.10% of average daily net assets, through December 31, 2002. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap in future years. For each portfolio, Pacific Life’s right to repayment is limited to amounts waived and/or reimbursed that exceed the 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For the period ended June 30, 2002, the operating expenses, exclusive of advisory fees, additional custodial charges associated with

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses for Aggressive Growth, Financial Services, Technology, Telecommunications, Strategic Value, Focused 30, Mid-Cap Growth, Global Growth, Equity Income, and Research Portfolios, were at or above the 0.10% expense cap.

The Fund has entered into an arrangement with its custodian, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian fees and expenses.

The Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions” or “recaptured distribution expenses”). While a portfolio pays the cost of brokerage transactions when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund discloses the amount of recaptured commissions as a distribution expense.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, custodian credits, and recaptured distribution expenses are presented in the accompanying Statements of Operations.

7. TRANSACTIONS WITH AFFILIATES

The Fund has incurred $61,899,477 of investment advisory fees and $222,906 of support services expenses to Pacific Life for the period ended June 30, 2002 (Note 3). At June 30, 2002, $9,946,962 and $120,130 respectively, remained payable. For the period ended June 30, 2002, the Fund also incurred $1,701,566 of distribution expenses paid to Pacific Select Distributors, Inc. under the brokerage enhancement 12b-1 plan. There were no outstanding payables at June 30, 2002.

Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

8. SECURITIES LENDING

The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash collateral, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans must be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. Income generated from securities lending is presented in the accompanying Statements of Operations. The market value of securities loaned by the Fund and the collateral held for securities on loan at June 30, 2002 are presented in the accompanying Statements of Assets and Liabilities.

9. COMMITTED LINE OF CREDIT

On September 17, 2001, the Fund entered into an unsecured $75,000,000 committed revolving line of credit agreement. The interest rate on the borrowing is the bank’s overnight Federal funding rate plus 0.50%. The Fund agrees to pay to the bank a commitment fee equal to 0.10% per annum on the daily-unused portion of the committed line amount. The maximum commitment fee for the line is $75,000 annually. The commitment fees and interest incurred by the Fund are combined and presented in the accompanying Statements of Operations.

10. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the period ended June 30, 2002 are summarized in the following tables:

	U.S. Government Securities
Portfolios	Purchases	Sales

Multi-Strategy	$796,757,696	$805,884,541

Large-Cap Core	–	4,000,000

Inflation Managed	2,752,460,893	2,834,738,791

Managed Bond	3,937,630,866	3,688,910,269

High Yield Bond	16,720,703	27,593,177

	Other Securities
Portfolios	Purchases	Sales

Blue Chip	$217,790,746	$99,520,988

Aggressive Growth	49,377,315	76,840,709

Emerging Markets	74,729,053	67,508,683

Diversified Research	74,379,869	37,664,401

Small-Cap Equity	120,043,342	72,677,973

International Large-Cap	113,212,966	71,228,247

I-Net Tollkeeper	12,342,445	18,453,824

Financial Services	42,649,253	25,771,861

Health Sciences	61,705,079	46,642,408

Technology	28,402,873	24,248,585

Telecommunications	12,172,424	8,337,080

Multi-Strategy	130,049,457	114,667,660

Large-Cap Core	149,584,333	203,982,646

Strategic Value	54,335,242	25,932,453

Growth LT	835,259,564	990,169,481

Focused 30	45,736,434	39,856,612

Mid-Cap Value	655,463,404	567,657,392

International Value	61,749,654	103,470,854

Capital Opportunities	72,655,938	46,890,653

Mid-Cap Growth	104,988,801	59,002,449

Global Growth	28,623,116	17,930,072

Equity Index	88,816,039	34,046,317

Small-Cap Index	255,245,676	89,450,654

Real Estate	115,029,123	13,227,549

Inflation Managed	33,802,156	13,267,960

Managed Bond	1,080,895,936	986,124,689

High Yield Bond	315,772,386	285,194,213

Equity Income	96,482,399	8,249,921

Research	29,590,033	12,337,259

Equity	342,919,785	393,301,919

Aggressive Equity	260,647,514	213,314,611

Large-Cap Value	398,598,922	205,440,843

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

11. FEDERAL INCOME TAX

The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 2001 to qualify as a regulated investment company and is not required to pay the Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). The Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Fund.

Net capital loss carryovers and post-October 31 capital losses, if any, at December 31, 2001, are available to offset future realized capital gains and thereby reduce future capital gain distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and post-October 31 losses and foreign currency losses deferred at December 31, 2001, and the aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for Federal income tax purposes as of June 30, 2002, were as follows:

Portfolios	Net Capital Loss Carryover	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Federal Income Tax Purposes
				Cost Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Blue Chip	$12,992,521	$8,086,843	$-	$637,012,175	$10,511,943	($103,759,364)	($93,247,421)

Aggressive Growth	4,561,958	2,600,210	-	54,335,736	2,512,048	(5,619,113)	(3,107,065)

Emerging Markets	38,651,630	10,227,131	181,897	193,181,397	25,204,129	(37,862,576)	(12,658,447)

Diversified Research	3,643,662	-	-	264,083,396	17,021,465	(58,584,760)	(41,563,295)

Small-Cap Equity	99,552,023	4,834,950	-	656,405,355	73,631,617	(187,968,591)	(114,336,974)

International Large-Cap	20,534,969	7,191,151	-	600,339,937	28,146,941	(125,507,330)	(97,360,389)

I-Net Tollkeeper	46,415,300	1,204,290	-	82,400,478	2,034,212	(43,545,469)	(41,511,257)

Financial Services	1,216,398	255,181	1,533	74,583,505	3,381,892	(5,738,313)	(2,356,421)

Health Sciences	872,185	31,852	-	89,275,452	3,713,771	(7,540,000)	(3,826,229)

Technology	5,661,260	297,411	-	54,127,678	815,335	(15,903,130)	(15,087,795)

Telecommunications	3,614,214	692,426	921	17,257,212	23,487	(6,063,525)	(6,040,038)

Multi-Strategy	-	6,058,101	153,406	854,846,232	29,034,077	(121,440,144)	(92,406,067)

Large-Cap Core	2,196,655	17,159,551	-	1,275,947,458	71,139,369	(369,692,552)	(298,553,183)

Strategic Value	11,355,173	189,022	1,178	100,128,424	7,130,055	(10,995,515)	(3,865,460)

Growth LT	730,055,061	149,061,853	-	2,059,407,193	75,965,789	(472,284,651)	(396,318,862)

Focused 30	23,407,375	285,047	69	49,648,376	2,662,456	(4,318,132)	(1,655,676)

Mid-Cap Value	-	822,909	-	871,516,179	55,382,202	(66,519,546)	(11,137,344)

International Value	55,223,749	-	29,860	1,333,617,760	61,189,414	(201,596,671)	(140,407,257)

Capital Opportunities	8,735,203	5,136,895	-	177,424,319	3,726,341	(35,863,325)	(32,136,984)

Mid-Cap Growth	542,582	137,941	-	135,249,777	1,772,755	(41,563,500)	(39,790,745)

Global Growth	1,471,844	439,995	2,435	33,968,218	1,388,609	(3,393,479)	(2,004,870)

Equity Index	-	2,389	-	1,943,074,100	209,156,324	(447,525,506)	(238,369,182)

Small-Cap Index	1,886,749	116	-	365,141,374	23,638,431	(50,344,680)	(26,706,249)

Real Estate	-	48,439	-	332,673,921	41,713,805	(4,513,893)	37,199,912

Inflation Managed	-	-	-	1,597,766,043	8,603,960	(291,235)	8,312,725

Managed Bond	-	28,443,489	-	3,236,696,548	33,735,335	(45,438,794)	(11,703,459)

High Yield Bond	78,192,789	9,986,095	-	497,360,732	7,676,502	(64,192,102)	(56,515,600)

Equity Income	-	-	-	90,178,750	1,073,228	(6,392,568)	(5,319,340)

Research	-	-	-	17,119,066	237,666	(2,348,059)	(2,110,393)

Equity	211,629,293	20,207,178	-	662,189,721	13,073,409	(145,839,800)	(132,766,391)

Aggressive Equity	43,494,319	38,876,444	-	350,410,794	14,258,927	(43,166,770)	(28,907,843)

Large-Cap Value	15,747,802	227,257	-	1,183,555,883	44,528,853	(216,766,034)	(172,237,181)

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

12. SHARES OF BENEFICIAL INTEREST

Transactions in Fund shares for the period ended June 30, 2002 and the year ended December 31, 2001 were as follows:

	Blue Chip Portfolio (1)		Aggressive Growth Portfolio (1)		Emerging Markets Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	65,257,054	-	11,158,860	-	26,570,622	26,572,280

Shares sold	17,655,476	66,996,816	6,174,842	13,562,299	15,180,103	23,022,311

Distributions reinvested	8,202	42,126	-	-	125,791	40,429

Shares redeemed	(2,129,330)	(1,781,888)	(10,189,074)	(2,403,439)	(13,382,972)	(23,064,398)

Ending Balances	80,791,402	65,257,054	7,144,628	11,158,860	28,493,544	26,570,622

	Diversified Research Portfolio		Small-Cap Equity Portfolio		International Large-Cap Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	22,759,316	13,187,015	32,355,054	27,493,348	79,387,610	46,261,440

Shares sold	5,029,948	14,594,496	9,146,150	17,339,032	68,848,723	104,308,279

Distributions reinvested	7,487	43,548	26,033	4,763,927	621,842	522,038

Shares redeemed	(2,682,334)	(5,065,743)	(7,794,267)	(17,241,253)	(66,100,103)	(71,704,147)

Ending Balances	25,114,417	22,759,316	33,732,970	32,355,054	82,758,072	79,387,610

	I-Net Tollkeeper Portfolio		Financial Services Portfolio (1)		Health Sciences Portfolio (1)
	2002	2001	2002	2001	2002	2001

Beginning Balances	16,566,958	17,036,792	6,700,460	-	9,415,503	-

Shares sold	4,837,407	7,169,491	2,889,196	7,895,388	2,804,269	12,452,382

Distributions reinvested	-	-	157	16,654	-	-

Shares redeemed	(6,684,439)	(7,639,325)	(1,371,684)	(1,211,582)	(1,506,918)	(3,036,879)

Ending Balances	14,719,926	16,566,958	8,218,129	6,700,460	10,712,854	9,415,503

	Technology Portfolio (1)		Telecommunications Portfolio (1)		Multi-Strategy Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	8,831,195	-	3,080,767	-	51,332,228	49,526,752

Shares sold	2,693,639	11,069,141	1,686,297	4,556,040	2,509,365	8,546,325

Distributions reinvested	-	-	240	2,827	834,620	1,353,034

Shares redeemed	(1,688,982)	(2,237,946)	(1,014,375)	(1,478,100)	(3,894,997)	(8,093,883)

Ending Balances	9,835,852	8,831,195	3,752,929	3,080,767	50,781,216	51,332,228

	Large-Cap Core Portfolio		Strategic Value Portfolio		Growth LT Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	61,989,421	82,740,147	9,890,361	4,390,891	122,707,395	114,213,571

Shares sold	1,167,606	7,102,056	4,559,662	7,850,827	7,310,056	18,017,122

Distributions reinvested	78,754	1,213,361	10,056	30,465	1,136,178	20,115,958

Shares redeemed	(5,829,604)	(29,066,143)	(3,051,767)	(2,381,822)	(12,465,983)	(29,639,256)

Ending Balances	57,406,177	61,989,421	11,408,312	9,890,361	118,687,646	122,707,395

	Focused 30 Portfolio		Mid-Cap Value Portfolio		International Value Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	8,161,649	5,953,728	58,380,911	31,502,747	93,853,490	103,170,273

Shares sold	1,403,024	4,469,580	13,796,523	36,780,485	63,469,539	156,376,075

Distributions reinvested	12,281	5,155	3,877,872	1,521,691	-	2,536,360

Shares redeemed	(1,324,188)	(2,266,814)	(8,807,334)	(11,424,012)	(63,825,173)	(168,229,218)

Ending Balances	8,252,766	8,161,649	67,247,972	58,380,911	93,497,856	93,853,490

	Capital Opportunities Portfolio (1)		Mid-Cap Growth Portfolio (1)		Global Growth Portfolio (1)
	2002	2001	2002	2001	2002	2001

Beginning Balances	18,264,164	-	12,240,331	-	2,744,771	-

Shares sold	4,134,047	19,774,795	7,540,054	14,934,803	3,856,803	3,829,921

Distributions reinvested	-	20,616	-	-	-	-

Shares redeemed	(1,243,746)	(1,531,247)	(1,781,948)	(2,694,472)	(2,477,615)	(1,085,150)

Ending Balances	21,154,465	18,264,164	17,998,437	12,240,331	4,123,959	2,744,771

(1)	Operations commenced on January 2, 2001.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

	Equity Index Portfolio		Small-Cap Index Portfolio		Real Estate Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	68,008,727	75,763,980	21,334,945	16,388,483	18,465,757	13,809,524

Shares sold	5,223,067	12,947,874	18,478,154	13,708,546	8,691,777	9,625,246

Distributions reinvested	5,730,802	1,004,221	23,167	1,463,382	681,600	617,084

Shares redeemed	(6,537,811)	(21,707,348)	(5,259,583)	(10,225,466)	(1,311,447)	(5,586,097)

Ending Balances	72,424,785	68,008,727	34,576,683	21,334,945	26,527,687	18,465,757

	Inflation Managed Portfolio		Managed Bond Portfolio		Money Market Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	57,826,741	53,645,799	213,354,961	149,175,286	159,073,367	124,517,027

Shares sold	23,080,907	31,808,239	22,010,389	79,745,182	172,887,398	422,919,254

Distributions reinvested	1,541,930	1,989,830	6,346,731	9,365,083	1,215,874	5,444,968

Shares redeemed	(4,362,871)	(29,617,127)	(24,436,963)	(24,930,590)	(166,201,497)	(393,807,882)

Ending Balances	78,086,707	57,826,741	217,275,118	213,354,961	166,975,142	159,073,367

	High Yield Bond Portfolio		Equity Income Portfolio (1)		Research Portfolio (1)
	2002	2001	2002	2001	2002	2001

Beginning Balances	68,582,506	55,199,774	-	-	-	-

Shares sold	17,689,889	43,203,198	10,740,743	-	1,797,526	-

Distributions reinvested	3,206,390	6,186,465	-	-	-	-

Shares redeemed	(19,911,412)	(36,006,931)	(2,004,003)	-	(43,205)	-

Ending Balances	69,567,373	68,582,506	8,736,740	-	1,754,321	-

	Equity Portfolio		Aggressive Equity Portfolio		Large-Cap Value Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	36,181,196	39,968,081	33,124,899	40,373,757	89,335,743	29,514,280

Shares sold	2,508,570	8,241,908	12,259,515	15,898,332	15,440,456	63,645,044

Distributions reinvested	-	2,322,190	-	-	113,917	2,407,549

Shares redeemed	(5,500,752)	(14,350,983)	(8,131,995)	(23,147,190)	(5,965,944)	(6,231,130)

Ending Balances	33,189,014	36,181,196	37,252,419	33,124,899	98,924,172	89,335,743

(1)	Operations commenced on January 2, 2002.

13. TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees”. The Fund’s Statement of Additional Information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling the following toll-free numbers:

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997

The address of each Independent Trustee, unless otherwise indicted, is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.
Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (1)

INDEPENDENT TRUSTEES
Lucie H. Moore Age 45	Trustee since 10/1/98	Former Partner with Gibson, Dunn & Crutcher (Law).	47

Richard L. Nelson Age 72	Trustee since 7/21/87	Business Consultant; retired Partner with Ernst & Young LLP (Accounting); Former Director of Wynn’s International, Inc. (Industrial). Trustee Emeritus PIMCO Funds: Multi-Manager Series.	78

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)
Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (1)

INDEPENDENT TRUSTEES (Continued)

Lyman W. Porter Age 72	Trustee since 7/21/87	Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Former Member of the Academic Advisory Board of Czechoslovak Management Center and of the Board of Trustees of the American University of Armenia. Trustee Emeritus PIMCO Funds: Multi-Manager Series.	78

Alan Richards Age 72	Trustee since 7/21/87	Retired Chairman of E. F. Hutton Insurance Group; Former Director of E.F. Hutton and Company, Inc. (Financial); Chairman of IBIS Capital, LLC (Financial); Former Director of Western National Corporation (Insurance Holding Company). Trustee Emeritus PIMCO Funds: Multi-Manager Series; Chairman of the Board and Director, NETirement.com, Inc. (on-line retirement calculators).	78

INTERESTED TRUSTEE

Thomas C. Sutton (2) Age 60	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Director of Newhall Land & Farming; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Management Board Member of PIMCO Advisors L.P.; Former Equity Board Member of PIMCO Advisors L.P.	47

OFFICERS

Glenn S. Schafer Age 52	President since 2/25/99	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Former Management Board Member of PIMCO Advisors L.P.; Former Equity Board Member of PIMCO Advisors L.P.	14

Brian D. Klemens Age 46	Vice President and Treasurer since 4/29/96
Vice President and Treasurer (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life.
			N/A

Diane N. Ledger Age 62	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, Pacific Life.	N/A

Sharon A. Cheever Age 47	Vice President and General Counsel since 5/20/92	Vice President and Investment Counsel of Pacific Life.	N/A

Audrey L. Milfs Age 56	Secretary since 7/21/87	Vice President, Director and Corporate Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life.	N/A

(1)
In addition to the Pacific Select Fund (33 Portfolios), each trustee also serves as a trustee of Pacific Funds (14 Funds) and Messrs. Nelson, Porter, and Richards formerly served as trustees of the PIMCO Funds: Multi-Manager Series (31 Funds) and for which they currently provide advisory and consulting services (collectively "Fund Complex").

(2)	Mr. Sutton is an interested person of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Life as shown above.

Semi-Annual Report
as of June 30, 2002

•	Pacific Select Fund

Accountants
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626

Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401
Pacific Select Fund
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

ADDRESS SERVICE REQUESTED

Form No. 15-20803-05
                 357-2A
                 85-23503-01
                 N189-2A